                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).

[_] Definitive Information Statement

                                           BIG CITY RADIO, INC.
--------------------------------------------------------------------------------
                             (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[_] No Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)     Title of each class of securities to which transaction applies:

                  Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value
                 $0.01 per share
            -------------------------------------------------------------------------
    (2)     Aggregate number of securities to which transaction applies:

                  N/A
            -------------------------------------------------------------------------
    (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
            (set forth the amount on which the filing fee is calculated and state how it was determined):

                  $97,875,000 (the aggregate purchase price of the assets being sold)
            -------------------------------------------------------------------------
    (4)     Proposed maximum aggregate value of transaction:

                  $97,875,000
            -------------------------------------------------------------------------
    (5)     Total fee paid:

                  $19,575
            -------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)     Amount Previously Paid:

            -------------------------------------------------------------------------
    (2)     Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------------
    (3)     Filing Party:

            -------------------------------------------------------------------------
    (4)     Date Filed:

            -------------------------------------------------------------------------
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                             Big City Radio, Inc.
                       110 East 42nd Street, Suite 1305
                           New York, New York 10017

                                March   , 2003

                             Information Statement

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

Dear fellow stockholder:

   Big City Radio is sending you this information statement to provide you with information about the sale of its eight radio stations in the New York City and
Chicago areas. These sales are part of a series of transactions in which Big
City Radio is seeking to sell all of its radio stations in an auction process that it announced in early November 2002. Big City Radio is selling its radio stations to raise funds necessary to pay all principal of, and accrued and unpaid interest on, its 11 1/4% senior discount notes due 2005. Noteholders have accelerated payment of the senior notes as a result of defaults by Big
City Radio under these notes. As of the date of this information statement, Big
City Radio owed holders of its senior notes approximately $       million,
consisting of $174 million of principal and approximately $       million of
accrued and unpaid interest.

   As described in this information statement, Big City Radio is selling:

  .   its four New York area radio stations and related assets to Nassau
      Broadcasting Holdings, Inc. for $43 million in cash;

  .   three of its Chicago area radio stations and related assets to Spanish
      Broadcasting System, Inc. for $22 million in cash; and

  .   its fourth Chicago area radio station and related assets to Hispanic
      Broadcasting Corporation for $32.9 million in cash.

   Big City Radio has also agreed to sell three of its remaining four radio stations to Entravision Communications Corporation for $100 million in cash and 3,766,478 shares of Entravision's Class A common stock. Stockholders will receive a separate joint information statement/prospectus containing information about the Entravision sale. None of the asset sale transactions is conditioned on the completion of any other transaction.

   Big City Radio expects to receive gross cash proceeds of $197.9 million plus the shares of Entravision's Class A common stock if all of the pending radio station sales are completed. Big City Radio is obligated to apply the aggregate net cash proceeds of the asset sales first to pay the principal amount of the senior notes and all accrued and unpaid interest thereon through the date of such payment. If Big City Radio completes the assets sales, it will have sold substantially all of its operating assets. At such time, the board of directors would determine whether it is in the best interests of Big City Radio and its stockholders to distribute any available proceeds to stockholders, whether under a plan of dissolution or otherwise. The board of directors may determine to use any available proceeds for investments in new operations for Big City
Radio. Big City Radio cannot assure its stockholders that it will have any assets available for distribution or, if it does have available assets, that it will make a distribution of any or all of such assets.

   Big City Radio's board of directors has unanimously approved the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting, and determined that the asset sales are in the best interests of Big City Radio and its stockholders and creditors. Big City Radio also has obtained stockholder approval of the asset sales by the written consent of the holders of a majority of the voting power of Big City Radio's common stock in accordance with the requirements of Delaware law and Big City Radio's certificate of incorporation.
Big City Radio may first take corporate action in accordance with the stockholder approval 20 days after this information statement is first mailed to its stockholders. This information statement also serves as notice to Big
City Radio's stockholders under Delaware law of the approval of the asset sales by less than unanimous written consent of the stockholders. No further vote or consent of any other stockholder of Big City Radio is necessary to approve the asset sales.

   You are urged to review carefully this information statement to consider how the matters discussed will affect you.

   You should carefully consider the "Risk Factors" section beginning on page 6 of this information statement.

   Big City Radio's board of directors would like to express its appreciation for your continued interest in Big City Radio.

                                                       Sincerely,


                                  /s/ Stuart Subotnick
                                                       Stuart Subotnick
                                                       Chairman of the Board of
                                                         Directors

   This information statement is dated March   , 2003 and is first being mailed
on or about March   , 2003.


                               TABLE OF CONTENTS


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
                                                                         Page
                                                                         ----
  SUMMARY TERM SHEET....................................................   1
  QUESTIONS AND ANSWERS ABOUT THE ASSET SALES...........................   4
  RISK FACTORS..........................................................   6
  APPROVAL OF THE ASSET SALES BY BIG CITY RADIO STOCKHOLDERS............   8
  THE ASSET SALES.......................................................   9
     General............................................................   9
     The Purchasers.....................................................   9
     Background of the Asset Sales......................................  10
     Reasons for the Asset Sales........................................  15
     Absence of a Fairness Opinion for Big City Radio...................  16
     Interests of Big City Radio Executive Officers and Directors.......  17
     Other Big City Radio Station Sales.................................  18
     Application of Asset Sales Proceeds; Future Operations of Big City
       Radio............................................................  18
     FCC Approvals Required to Complete the Asset Sales.................  21
     Material Federal Income Tax Considerations.........................  24
     Accounting Treatment...............................................  24
     Absence of Dissenters' Rights......................................  24
  TERMS OF THE ASSET PURCHASE AGREEMENTS................................  25
     The Asset Sales....................................................  25
     Consideration to be Paid by Each Purchaser.........................  26
     Closing............................................................  27
     Representations and Warranties.....................................  27
     Covenants and Agreements...........................................  29
     Conditions to Closing..............................................  30
     Termination of the Asset Purchase Agreements.......................  31
     Waiver, Assignment and Amendment...................................  31
     Miscellaneous Provisions...........................................  31
  TIME BROKERAGE AGREEMENTS.............................................  33
  INFORMATION ABOUT BIG CITY RADIO......................................  36
     Business...........................................................  36
     Possible Delisting of Big City Radio Class A Common Stock..........  50
     Selected Historical Financial Data.................................  51
     Management's Discussion and Analysis of Financial Condition and
       Results of Operations............................................  54
     Quantitative and Qualitative Disclosures About Market Risk.........  65
     Security Ownership of Certain Beneficial Owners and Management.....  66
     Market Price and Dividend Information..............................  69

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
UNAUDITED PRO FORMA FINANCIAL INFORMATION.............................  70
WHERE YOU CAN FIND MORE INFORMATION...................................  73
FORWARD-LOOKING STATEMENTS............................................  74
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF BIG CITY RADIO.......... F-1

ANNEX A: WRITTEN CONSENTS OF BIG CITY RADIO STOCKHOLDERS.............. A-1
ANNEX B: ASSET PURCHASE AGREEMENT WITH NASSAU BROADCASTING............ B-1
ANNEX C: ASSET PURCHASE AGREEMENT WITH SPANISH BROADCASTING........... C-1
ANNEX D: ASSET PURCHASE AGREEMENT WITH HISPANIC BROADCASTING.......... D-1
ANNEX E: TIME BROKERAGE AGREEMENT WITH SPANISH BROADCASTING........... E-1
ANNEX F: TIME BROKERAGE AGREEMENT WITH HISPANIC BROADCASTING.......... F-1

                              SUMMARY TERM SHEET

  .   The Asset Sales.  Big City Radio has agreed to sell the following assets:

      . four New York area radio stations which broadcast as WYNY-FM, WWZY-FM, WWXY-FM and WWYY-FM, and related assets to Nassau Broadcasting for $43 million in cash;

      . three Chicago area radio stations which broadcast as WDEK-FM, WKIE-FM and WKIF-FM, and related assets to Spanish Broadcasting for $22 million in cash; and

      . a fourth radio station owned and operated by Big City Radio in the greater Chicago area, which currently broadcasts as WVIV-FM and formerly broadcast as WXXY-FM, and related assets to Hispanic Broadcasting for $32.9 million in cash.

      See "Terms of the Asset Purchase Agreements" beginning on page 25.

  . Reasons for the Asset Sales. Big City Radio is selling these radio stations to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting as part of a series of auction sales of its radio stations to raise the funds necessary to pay all principal of, and accrued and unpaid interest on, its 11 1/4% senior discount notes due 2005. Noteholders have accelerated payment of the senior notes as a result of defaults by Big City Radio under these notes. As of the date of this information statement, Big City Radio owed holders of the senior notes
      approximately $       million, consisting of $174 million principal and
      approximately $       million of accrued and unpaid interest. As of
      December 31, 2002, Big City Radio had incurred a cumulative cash flow deficit of approximately $164 million and a cumulative net loss of approximately $135 million since inception. See "The Asset Sales--Reasons for the Asset Sales" beginning on page 15.

  . Other Big City Radio Station Sales. Big City Radio has agreed to sell three of its four remaining radio stations to Entravision for $100 million in cash and 3,766,478 shares of Extravision's Class A common stock. Stockholders will receive a separate joint information statement/prospectus containing information about the Entravision sale. Big City Radio is also seeking to sell its last remaining radio station. See also "The Asset Sales--Other Big City Radio Station Sales" beginning on page 18.

  . Interest of Big City Radio Executive Officers and Directors. Upon completion of the asset sales and the radio station sale to Entravision, three of Big City Radio's executive officers, one of whom is also director, may receive cash payments of up to $2.2 million in the aggregate under their employment and stock option agreements. In addition, the compensation committee of the board of directors has the discretion to accelerate the vesting of some or all of the unvested stock options held by executive officers and directors after completion of these transactions. As a result, these executive officers and directors have potential conflicts of interest with respect to the asset sales. See "The Asset Sales--Interests of Big City Radio Executive Officers and Directors" beginning on page 17.

  . FCC Approvals. To complete each asset sale, the purchaser must receive initial approval from the Federal Communications Commission, or FCC, for the assignment to it, or, in the case of Hispanic Broadcasting, to its designated licensee, of the applicable FCC licenses. Applications for such approvals were filed soon after execution of the asset purchase agreements. The FCC has granted initial approvals for the assignment of the applicable FCC licenses to Nassau Broadcasting and Spanish Broadcasting. See "The Asset Sales--FCC Approvals Required to Complete the Asset Sales" beginning on page 21.

  . Conditions to the Asset Sales. No asset sale will be completed unless customary conditions set forth in the applicable asset purchase agreement are satisfied or waived by Big City Radio or the purchaser. Some conditions may not be waived, however, such as receipt of the initial approval by the FCC. None of the asset sale transactions is conditioned on the completion of any other transaction. See "Terms of the Asset Purchase Agreements--Conditions to Closing" beginning on page 30.

  . Time Brokerage Agreements. Big City Radio entered into time brokerage agreements with Spanish Broadcasting and Hispanic Broadcasting, under which those purchasers are providing programming and related services over the stations subject to sale until their asset sales are completed or the applicable asset purchase agreement is terminated. See "Time Brokerage Agreements" beginning on page 33.

  . Material Federal Income Tax Consequences. The asset sales, by themselves, will have no significant tax consequences to the existing Big City Radio stockholders, except indirectly to the extent of the corporate-level tax consequences to Big City Radio itself. See "The Asset Sales--Material Federal Income Tax Considerations" beginning on page 24.

  . Accounting Treatment. Upon the closing of each asset sale, Big City Radio will remove the related assets and assumed liabilities associated with the radio stations to be sold in such asset sale from Big City Radio's consolidated balance sheet and record a gain or loss on the sale equal to the difference between the purchase price received and the current book value of such assets. See "The Asset Sales--Accounting Treatment" beginning on page 24 and "Unaudited Pro Forma Financial Information" beginning on page 70.

  . Termination of the Asset Purchase Agreements. Each asset purchase agreement may be terminated by Big City Radio or the purchaser in a number of circumstances, in which case the asset sale to that purchaser will not be completed. Events that could permit Big City Radio or the purchaser to terminate the asset purchase agreement include material breaches of such agreement by Big City Radio or the purchaser, the denial in an FCC final order of the application for consent to the assignment of the FCC licenses for the applicable radio stations, the designation of the application for an FCC hearing, or the failure to close the asset sale within six months after the date of the asset purchase agreement. See "Terms of the Asset Purchase Agreements-- Termination of the Asset Purchase Agreements" beginning on page 31.

  . Consequences of Termination to Big City Radio. Big City Radio expects that, if it fails to complete any of the asset sales, it would seek to obtain other buyers for those assets. In these circumstances, Big City Radio would require additional forbearance from the holders of its senior notes. If Big City Radio is unable to sell its assets for aggregate net cash consideration in an amount at least sufficient to pay all principal of, and accrued interest on, its senior notes, or if the holders of the senior notes seek to enforce Big City Radio's payment obligations under the senior notes before Big City Radio is able to complete payment, Big City Radio may be compelled to seek protection from its creditors under the United States bankruptcy code. See "Risk Factors" beginning on page 6.

  . Risk Factors. The asset sales involve a number of risks, including the following:

      . the FCC may object to or impose conditions on the asset sales, which could delay the closings and increase the risk that the holders of Big City Radio's senior notes may seek to exercise their remedies against Big City Radio;

      . failure to complete any of the asset sales could negatively affect Big City Radio's ability to sell the radio stations subject to that sale to another buyer on terms or by a date necessary to enable Big City Radio to repay its senior notes;

      . Big City Radio's forbearance agreement with some of the holders of its senior notes may not prevent such noteholders, other noteholders or the indenture trustee from exercising remedies against Big City Radio before the asset sales are completed; and

      . Big City Radio may not realize sufficient proceeds from the asset sales and the other Big City Radio station sales to make distributions to its stockholders or may determine not to make any such distributions.

   You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" beginning on page 6.

Q. Why is Big City Radio selling these assets? (See page 15)

A. Big City Radio is selling these assets to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and three of its four remaining radio stations to Entravision, and is seeking to sell its last remaining station, in an auction process to raise the funds necessary to pay all principal of, and accrued and unpaid interest on, its 11 1/4% senior discount notes due 2005. Noteholders have accelerated payment of the senior notes as a result of defaults by Big City Radio under these notes. As of the date of this information statement, Big City Radio owed holders of the senior notes
   approximately $       million, consisting of $174 million of principal and
   approximately $       million of accrued and unpaid interest. As of December
   31, 2002, Big City Radio had incurred a cumulative cash flow deficit of approximately $164 million and a cumulative net loss of approximately $135 million since inception.

Q. What will Big City Radio receive for the assets being sold? (See page 26)

A. When the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting are completed, Big City Radio will receive $97.9 million in cash. Big City Radio will receive an additional $100 million in cash and 3,766,478 shares of Entravision's Class A common stock upon the completion of the radio station sale to Entravision. Based on the closing sale price of Entravision's Class A common stock on March __, 2002, the last full trading day prior to the date of this information statement, the shares to be issued to Big City Radio in that transaction had an aggregate value of $____.

Q. Will I receive any of the cash to be paid to Big City Radio by the purchasers? (See page 20)

A. Big City Radio's board of directors has not determined the disposition of any consideration to be received from the purchasers which remains after Big City Radio repays its senior notes and satisfies its other liabilities and obligations. These include estimated federal, state and local income taxes of approximately $9.0 million in connection with the asset sales, the other Big City Radio station sales, and other matters, after the application of available net operating loss carryforwards. At this time, Big City Radio cannot determine whether any distributions will be made to its stockholders, whether under a plan of dissolution or otherwise. Any distributions to stockholders will depend on various factors, some of which are not within Big City Radio's control. Because of these uncertainties, Big City Radio cannot assure its stockholders that it will have any assets available for distribution to its stockholders from the proceeds of the asset sales and the other Big City Radio station sales or, if it does have assets available for distribution, that it will make a distribution of any or all of such assets.

Q. When will the asset sales be completed? (See page 30)

A. Big City Radio expects to complete each asset sale on the fifth business day after receipt of FCC approval with respect to that asset sale, but not before the 20th day after the date this information statement is first mailed to Big City Radio's stockholders. The asset sales are subject to closing conditions, including initial FCC approvals that must be obtained to complete the asset sales. The FCC has granted initial approval for the assignment of the applicable FCC licenses to Nassau Broadcasting and Spanish Broadcasting. In addition, it is possible that the asset purchase agreements for these transactions would be terminated if the required closing conditions have not been satisfied and the asset sales have not been completed within six months after the date of the asset purchase agreements.

                  QUESTIONS AND ANSWERS ABOUT THE ASSET SALES

Q: Will Big City Radio have material operations and assets after the sale of its radio stations? (See page 18)

A: If Big City Radio completes the asset sales to Nassau Broadcasting, Spanish
   Broadcasting and Hispanic Broadcasting and the other radio station sale to Entravision, it will have sold substantially all of its operating assets, but may have proceeds from the sales. After it applies the sale proceeds to repay its senior notes and other liabilities, Big City Radio may not have material assets.

Q. Will there be a stockholder meeting or vote to approve the asset sales? (See page 8)

A. No. Big City Radio already has obtained stockholder approval of the asset sales by the written consent of the holders of a majority of the voting power of Big City Radio's common stock. Big City Radio may first take corporate action in accordance with the stockholder approval 20 days after this information statement is first mailed to Big City Radio's stockholders. No vote or consent of any other stockholder of Big City Radio is necessary to complete the asset sales. Accordingly, Big City Radio is not soliciting any stockholder votes or consents by this information statement. This information statement also serves as notice to Big City Radio's stockholders under Section 228 of the Delaware General Corporation Law of the approval of the asset sales by less than unanimous written consent of its stockholders. BIG CITY RADIO IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND BIG CITY RADIO A PROXY.

Q. What do I need to do now? (See page 8)

A. You should review carefully this information statement to consider how the matters discussed will affect you.

Q. Am I entitled to dissenters' rights of appraisal? (See page 24)

A. No. Under Delaware law, which governs Big City Radio and the rights of its stockholders, Big City Radio stockholders are not entitled to dissenters' rights of appraisal or other rights to demand fair value for their shares of Big City Radio by reason of the asset sales.

Q. Where can I find more information about Big City Radio? (See page 73)

A. More information about Big City Radio is available from various sources described in this information statement under "Where You Can Find More Information."

Q. Who can help answer my additional questions? (See page 73)

A. If you have any additional questions about the asset sales, or would like additional copies of this information statement, you should contact:

   Big City Radio, Inc.
   1888 Century Park East
   Suite 212
   Los Angeles, California 90067
   Attention: Paul R. Thomson
   Telephone: (310) 556-2489

                                 RISK FACTORS

   You should carefully consider the following risk factors together with all of the other information contained or incorporated by reference in this information statement.

  The FCC may object to or impose conditions on any of the asset sales that may delay the completion of that asset sale and reduce the anticipated benefits of that asset sale to Big City Radio.

   The asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting are each subject to prior initial approval by the FCC under the Communications Act of 1934, as amended, or the Communications Act. Third parties may file with the FCC petitions to deny or informal objections requesting denial of or the imposition of conditions on the FCC's approval of the transactions. The FCC could seek to prevent completion of an asset sale or condition approval of an asset sale on the purchaser's agreement to divest itself of other assets or to accept other restrictions or conditions with respect to its operations. Such objections to an asset sale or imposition of such restrictions or conditions could:

  . delay completion of the asset sale and increase the risk that the holders of Big City Radio's senior notes may seek to exercise their remedies against Big City Radio, which could result in Big City Radio having to seek protection from its creditors under the United States bankruptcy code; and

  . result in additional transaction costs and other effects associated with uncertainty about the timing of the completion of the asset sale.

   On January 10, 2003, Spanish Broadcasting submitted a letter to the FCC in which it stated that it intended to file with the FCC a petition to deny the proposed assignment of Big City Radio's license for the Highland Park station to the designated licensee of Hispanic Broadcasting. Although Spanish Broadcasting did not submit such a petition by the date required, the FCC might treat Spanish Broadcasting's letter as an informal objection to the proposed license assignment that would require a written decision by the FCC or its staff. Such a written decision could deny or place adverse conditions on the assignment of the Highland Park station to the designated licensee, or restrict the time brokerage of the station by Hispanic Broadcasting. Moreover, the need to issue a written decision could defer action by the FCC. There can be no assurance that the FCC will grant its consent to the assignment before the termination date under the asset purchase agreement.

  Failure to complete any of the asset sales could negatively affect Big City Radio's ability to sell those stations to another buyer at a price or by a date necessary to enable Big City Radio to repay its senior notes.

   If any of the asset sales is not completed for any reason, Big City Radio may not be able to dispose of those stations for a price at least equal to the current purchase price for those assets or on other terms at least as favorable to Big City Radio. In addition, Big City Radio may be unable to find another buyer for those stations or complete a sale to such a buyer by a date that is acceptable to the holders of its senior notes. Any failure by Big City Radio to complete in a timely manner one or more of the asset sales at a price sufficient to generate required proceeds under the forbearance agreement could result in Big City Radio having to seek protection from its creditors under the United States bankruptcy code.

  Big City Radio's forbearance agreement with some holders of its senior notes may not prevent action by such noteholders, other noteholders or the indenture trustee to exercise their remedies against Big City Radio before the asset sales are completed.

   In consideration for Big City Radio's agreement to sell its radio stations to raise the funds necessary to pay all principal of, and accrued and unpaid interest on, its senior notes, holders of approximately 75% in principal amount of the senior notes, acting through an ad hoc committee, have agreed not to enforce Big City Radio's payment obligations under the senior notes until March 31, 2003 based on existing defaults known to the noteholders as of November 13, 2002. The forbearance agreement may not prevent the exercise of remedies by such noteholders, other noteholders or the indenture trustee against Big City Radio before the asset sales are completed because:

  . the noteholders that are parties to the forbearance agreement may refuse to extend the term of the forbearance agreement if, among other reasons, they determine that Big City Radio has not made satisfactory progress in selling its radio stations;

  . the forbearance agreement is limited to existing defaults known to the noteholders as of November 13, 2002, and does not prevent the noteholders from exercising remedies for defaults unknown to the noteholders as of that date or arising after that date;

  . the forbearance agreement may terminate upon a failure by Big City Radio to comply with its terms;

  . the forbearance agreement may terminate if Big City Radio or the buyer under any current asset purchase agreement, including Nassau Broadcasting, Spanish Broadcasting or Hispanic Broadcasting, fails to comply with the terms of the applicable agreement, or if any such asset purchase agreement is terminated or modified in any material respect; and

  . remedies may be exercised by the trustee under the senior notes indenture or by the noteholders who are not parties to the forbearance agreement, none of whom is bound by the agreement.

   If the noteholders or the indenture trustee were to seek to enforce their remedies, Big City Radio may be compelled to seek protection from its creditors under the United States bankruptcy code.

  Big City Radio cannot determine at this time whether it will make any distributions of proceeds from the asset sales or the other Big City Radio station sales to its stockholders or the amount or timing of any such distributions.

   Big City Radio cannot determine at this time whether it will have any assets available for distribution to its stockholders, under a plan of dissolution or otherwise, from the proceeds of the asset sales and the other Big City Radio station sales, or, if it does have assets available for distribution, that it will make a distribution of any or all of such assets. Those determinations will depend on various factors, some of which are not within Big City Radio's control, including the following:

  . whether, in the judgment of Big City Radio's board of directors, it is in the best interests of Big City Radio and its stockholders to distribute any remaining assets to stockholders or to seek to deploy those assets into new operations;

  . the dates on which the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales are completed;

  . whether the asset sales and the other Big City Radio station sales are completed;

  . the prices at which Big City Radio is able to sell marketable securities it will receive in the pending station sale to Entravision if it determines to sell some or all of such securities;

  . the amount of Big City Radio's liabilities and other obligations to be paid in the future;

  .   the resolution of pending litigation and other contingent liabilities;

  .   the outcome of pending or proposed tax legislation; and

  .   general business and economic conditions.

          APPROVAL OF THE ASSET SALES BY BIG CITY RADIO STOCKHOLDERS

   Big City Radio has obtained stockholder approval of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the related asset purchase agreements under Delaware law and Big City Radio's amended and restated certificate of incorporation. Big City Radio may first take corporate action in accordance with the stockholder approval 20 days after this information statement is first mailed to Big City Radio's stockholders. No vote or consent of any other stockholder of Big City Radio is necessary to approve and adopt the asset sales and the asset purchase agreements. Accordingly, Big City Radio is not soliciting any stockholder votes or consents by this information statement. BIG CITY RADIO IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND BIG CITY RADIO A PROXY.

   At a meeting held on December 23, 2002, Big City Radio's board of directors unanimously approved the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the related asset purchase agreements and determined that the asset sales and the asset purchase agreements are in the best interests of Big City Radio and its stockholders and its creditors. Big City Radio's board of directors also recommended that, to the extent required by law, the stockholders of Big City Radio authorize, adopt and approve the asset sales and the asset purchase agreements.

   If consummated, the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting, taken together with the other Big City Radio station sales, may be deemed to constitute a sale of substantially all of the assets of Big City Radio within the meaning of Section 271 of the Delaware General Corporation Law. Section 271 permits a Delaware corporation to sell all or substantially all of its assets if the sale is approved by the holders of a majority of the voting power of the outstanding capital stock of the corporation entitled to vote on the sales. Pursuant to Big City Radio's certificate of incorporation, the holders of Big City Radio's Class A common stock are entitled to one vote per share on all matters voted upon by Big City Radio's stockholders and the holders of the Class B common stock are entitled to ten votes per share on all matters voted upon by Big City Radio's stockholders. In addition, Big City Radio's amended and restated certificate of incorporation provides that, except for the election and removal of directors and as otherwise required by law, the holders of Class A common stock and Class B common stock vote together as one class.

   On March   , 2003, Stuart Subotnick, Anita Subotnick and Subotnick Partners,
L.P. executed and delivered to Big City Radio written consents approving the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and approving and adopting the related asset purchase agreements. As of that date, Big City Radio had outstanding 6,226,817 shares of Class A common stock and 8,250,458 shares of Class B common stock. Stuart Subotnick, Anita Subotnick and Subotnick Partners, L.P. consented in respect of the 8,200,458 shares of Class B common stock owned by them, which represented approximately 92.4% of the combined voting power of the Class A common stock and Class B common stock. Copies of the foregoing written consents are attached as Annex A to this information statement. As a result, in accordance with Delaware law and Big City Radio's amended and restated certificate of incorporation, the asset sales and the asset purchase agreements were approved and adopted by the holders of a majority of the voting power of the outstanding shares of common stock of Big City Radio entitled to vote on these matters.

   This information statement serves as notice to Big City Radio's stockholders pursuant to Section 228 of the Delaware General Corporation Law of the approval of the asset sales and the asset purchase agreements by less than unanimous consent of Big City Radio's stockholders.

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

                                THE ASSET SALES

General

   Nassau Broadcasting has agreed to purchase four radio stations owned and operated by Big City Radio in the greater New York City area, which broadcast as WYNY-FM, WWZY-FM, WWXY-FM and WWYY-FM, and related assets. For these assets, Nassau Broadcasting has agreed to pay Big City Radio $43 million in cash.

   Spanish Broadcasting has agreed to purchase three radio stations owned and operated by Big City Radio in the greater Chicago area, which broadcast as WDEK-FM, WKIE-FM and WKIF-FM, and related assets. For these assets, Spanish Broadcasting has agreed to pay Big City Radio $22 million in cash. Big City Radio and Spanish Broadcasting have entered into a time brokerage agreement under which Spanish Broadcasting is brokering certain time on the stations it is acquiring from Big City Radio until such asset sale is completed or the asset purchase agreement is terminated. Spanish Broadcasting's rights under the time brokerage agreement are subject to the FCC's rules and policies, under which Big City Radio is required to retain and exercise ultimate control over the stations while it is the licensee. For a summary of the terms of the time brokerage agreement, see "Time Brokerage Agreements."

   Hispanic Broadcasting has agreed to purchase a radio station owned and operated by Big City Radio in the greater Chicago area, which until January 15, 2003 broadcast as WXXY-FM, and which now broadcasts as WVIV-FM, Highland Park, Illinois, and related assets. For these assets, Hispanic Broadcasting has agreed to pay Big City Radio $32.9 million in cash. Hispanic Broadcasting has designated Superior Broadcasting of Chicago, LLC to be the assignee of the FCC license for the Highland Park station. Big City Radio and Hispanic Broadcasting have entered into a time brokerage agreement under which Hispanic Broadcasting is brokering certain time on the Highland Park station until the asset sale by Big City Radio is completed or the asset purchase agreement is terminated. Hispanic Broadcasting's rights under the time brokerage agreement are subject to the FCC's rules and policies, under which Big City Radio is required to retain and exercise ultimate control over the station while it is the licensee. For a summary of the terms of the time brokerage agreement, see "Time Brokerage Agreements."

The Purchasers

   The following information about the purchasers is based on information contained in their reports filed with the SEC or other publicly available information. Big City Radio has not independently verified the accuracy of this information.

Nassau Broadcasting Holdings, Inc.
619 Alexander Road, Third Floor
Princeton, New Jersey 08540
(609) 924-1515

   Nassau Broadcasting is a radio broadcasting company that owns and/or operates radio stations primarily in the mid-sized affluent suburban markets of the northeastern United States. Its current portfolio of stations is characterized by a diversity of format, geographic location, programming, marketing and promotions tailored to each station's target audiences.

Spanish Broadcasting System, Inc.
2601 South Bayshore Drive, PH II
Coconut Grove, Florida 33133
(305) 441-6901

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   Spanish Broadcasting is the largest Hispanic-controlled radio broadcasting company in the United States. Spanish Broadcasting currently owns and/or operates 24 stations in seven of the top-ten United States Hispanic markets, including New York, Los Angeles, Miami, Chicago, San Francisco, San Antonio, and Puerto Rico. Spanish Broadcasting also operates LaMusica.com, a bilingual Spanish-English internet web site providing content related to Latin music, entertainment, news and culture.

Hispanic Broadcasting Corporation
3102 Oak Lawn Avenue, Suite 215
Dallas, Texas 75219
(214) 525-7700

   Hispanic Broadcasting is the largest Spanish-language radio broadcaster in the United States. It currently owns and operates 62 radio stations in 15 of the top 20 United States Hispanic markets. Hispanic Broadcasting also owns and operates a network of Hispanic community-focused bilingual web sites.

Background of the Asset Sales

   Big City Radio was formed in 1994 to acquire radio broadcast properties in or adjacent to major metropolitan markets. The majority of Big City Radio's broadcast properties are in various stages of development, either as a result of recently granted or pending requests to the FCC for enhancements or upgrades, or as a result of having recently changed formats. As a result, since its inception, Big City Radio has incurred substantial net operating losses primarily due to broadcast cash flow deficits associated with the start up of its radio station operations. As of December 31, 2002, Big City Radio had incurred a cumulative cash flow deficit of approximately $164 million and a cumulative net loss of approximately $135 million since inception. Because of Big City Radio's substantial indebtedness, a significant portion of Big City Radio's broadcast cash flow is required for debt service. As of December 31, 2002, Big City Radio had outstanding indebtedness, including accrued and unpaid interest, under the senior notes of approximately $190 million and remaining payment obligations under its operating leases of approximately $4.5 million.

   As part of the on-going evaluation of Big City Radio's business, Big City Radio's board of directors and management regularly evaluated Big City Radio's strategic alternatives and its most efficient use of capital. These alternatives included the sale of Big City Radio's broadcast assets and, depending on market conditions, debt and/or equity financing, and purchasing, restructuring, recapitalizing or otherwise retiring some of Big City Radio's securities in the open market or by other means, in each case subject to the restrictions of the indenture governing the senior notes. Big City Radio in the past has held discussions regarding transactions with various parties.

   Big City Radio's on-going evaluation process was significantly affected by the liquidity crisis that was precipitated by Big City Radio's obligation to make semi-annual interest payments of $9.8 million on its senior notes. Although Big City Radio sold the senior notes in March 1998, the senior notes were issued at an original issue discount, and no note interest was payable in cash until September 15, 2001. Big City Radio's existing sources of liquidity were not sufficient to enable it to service its senior note indebtedness and to meet its operating requirements and capital needs. To make the semi-annual interest payment on the senior notes due on September 15, 2001, Big City Radio was required to obtain a $15 million bridge loan.

   In light of Big City Radio's deteriorating liquidity position, the board of directors determined that the selective sale of assets offered the most timely and achievable strategy to satisfy Big City payment obligations under the senior notes. The board of directors also authorized the implementation of reductions in expenditures for promotional and programming activities and in corporate, general and administrative expenses. Notwithstanding these expense reductions, Big City Radio expected to continue to incur cash flow deficits and operating losses under its original business strategy. The board of directors determined that there were no alternative financing arrangements available that would allow Big City Radio to continue operating all of its current properties while servicing the senior notes.

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   On October 31, 2001, Big City Radio sold its four radio stations in the
Phoenix, Arizona area to Hispanic Broadcasting for $34 million in cash. Big City Radio applied the proceeds from this sale to repay its $15 million bridge loan and other indebtedness, to make a semi-annual interest payment on its senior notes due on March 15, 2002, and to fund its ongoing operations.

   In the spring of 2002, Big City Radio engaged in discussions with some noteholders regarding a potential restructuring of the senior notes, but these discussions did not extend beyond the exploratory phase. During the late summer of 2002, Big City Radio entered into discussions with potential buyers to sell Big City Radio's stations in the Chicago area operating at the 103.1 FM frequency in order to realize proceeds sufficient to satisfy interest payment obligations under its senior notes.

   On September 15, 2002, Big City Radio failed to make a semi-annual interest payment of approximately $9.8 million on its senior notes because it did not have sufficient cash to make the payment. The grace period with respect to the non-payment of interest expired on October 15, 2002, resulting in an event of default under the indenture governing Big City Radio's senior notes. Another event of default existed under such indenture as a result of Big City Radio's failure to make an offer to repurchase its senior notes on or before October 31, 2002 with the net cash proceeds from the October 31, 2001 sale of its Phoenix area radio stations because it did not have sufficient remaining cash resources to consummate such an offer.

   Big City Radio received one offer for the Chicago stations. In October 2002, Big City Radio determined not to proceed with the discussions related to the Chicago stations, in favor of a broader auction involving Big City Radio's station assets, as described below and under "Big City Radio's Reasons for the Asset Sales." Big City Radio believed that the auction process would enable it to determine if it could obtain a higher purchase price for these Chicago stations.

   On October 11, 2002, Big City Radio retained outside counsel to advise Big City Radio's board of directors on creditors' rights, bankruptcy and other related matters.

   On October 17, 2002, a group of holders of senior notes delivered to Big City Radio an acceleration notice declaring all principal of, and accrued and unpaid interest on, all of the senior notes to be immediately due and payable. Upon the payment default, Big City Radio publicly announced that it was considering various alternatives, including the sale of its assets and the restructuring of the senior notes. Big City Radio also announced that, in the absence of such sale or restructuring, it would consider filing for protection from its creditors under the United States bankruptcy code.

   On October 24, 2002, Big City Radio's board of directors met to discuss Big City Radio's strategic and financial position as a result of its default under the senior notes and the indenture. Big City Radio's board of directors discussed various strategic alternatives, including filing for protection under the United States bankruptcy code and the sale of radio station assets. Following a discussion and consideration of such presentations, Big City Radio's board of directors authorized the retention of Jorgenson Broadcast Brokerage, a media brokerage company, in connection with an auction sale of Big City Radio's assets. The board of directors further authorized management to negotiate a forbearance agreement with the holders of the senior notes pursuant to which the noteholders would agree to refrain from exercising remedies under the senior notes to afford Big City Radio sufficient time to pursue the auction transactions.

   On November 4, 2002, Big City Radio issued a press release announcing that Big City Radio had retained Jorgenson to market and conduct an auction of all of its radio stations. In the press release, Big City Radio also announced that the proceeds from any sales of its radio stations would be utilized first to pay principal of, and accrued and unpaid interest on, its senior notes. Big City Radio's board of directors and management directed Jorgenson to:

  . contact a wide range of potential buyers to gauge the level of interest in potential transactions with Big City Radio for its radio stations;

  . prepare offering materials for prospective buyers presenting an overview of the Big City Radio stations, their markets and the potential opportunities for the potential buyers;

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  .   assist in the due diligence process with all qualified interested parties that executed a customary confidentiality agreement;

  . coordinate meetings between Big City Radio's management and interested parties that requested management meetings;

  .   organize and conduct the auction; and

  . keep management, the board of directors and holders of the senior notes regularly advised of the auction's progress.

   On November 13, 2002, Big City Radio entered into an agreement with the holders of approximately 75% in principal amount of the senior notes acting through an ad hoc committee of noteholders. Under the agreement, the noteholders agreed that they would forbear through and including January 31, 2003 from taking any action, including any involuntary bankruptcy filing, against any property, officers, directors, employees or agents of Big City Radio to enforce Big City Radio's payment obligations under its senior notes for existing defaults on the senior notes known to the noteholders as of November 13, 2002. Big City Radio agreed to conduct the auction of its radio stations in a good faith manner designed to sell the assets as soon as practicable for aggregate net cash consideration in an amount at least sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes.

   During the first two weeks of November 2002, Jorgenson and Big City Radio's management identified prospective buyers for Big City Radio's stations. Jorgenson communicated with approximately 60 prospective strategic and financial buyers. Strategic buyers consisted of radio broadcasters, including Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting, radio and television networks and program suppliers. Financial buyers consisted of publishing companies and private equity funds. Jorgenson sent offering materials, a confidentiality agreement and a form of asset purchase agreement to each prospective buyer during this period. The prospective buyers were advised that Big City Radio would consider any all-cash offers to buy the Big City Radio stations, whether individually or as a group, as well as offers to buy Big City Radio itself. Prospective buyers were required to submit best and final offers before the close of business on December 9, 2002. All offers were required to be accompanied by comments to the form of asset purchase agreement and evidence of the financial ability of the prospective buyer to consummate the proposed transaction.

   During November 2002, Jorgenson met separately with approximately 14 prospective buyers to discuss the terms of potential transactions.

   Of the approximately 60 prospective buyers that received the auction materials, approximately 25 executed a confidentiality agreement and indicated an interest in participating in the auction process. Jorgenson provided due diligence materials, which consisted primarily of leases, contracts and selected financial information, to those prospective buyers that signed confidentiality agreements.

   Throughout the auction process, Jorgenson and Big City Radio's management periodically advised members of Big City Radio's board of directors on the progress of the auction. In addition, Jorgenson and Big City Radio's management and counsel conducted conference calls with members of the ad hoc noteholders committee to update them on the progress of the auction. On December 2, 2002, Jorgenson and Big City Radio's management met with representatives of members of the ad hoc noteholders committee in Los Angeles and presented a detailed summary of the auction process and the prospective buyers who had been contacted through that date.

   As of the offer deadline on December 9, 2002, Big City Radio had received approximately 24 written offers for the 12 radio stations being sold. None of the offers was for all of the stations or for Big City Radio itself. During the week of December 9, 2002, Jorgenson and Big City Radio management engaged in discussions with some of the bidders to clarify their offers. In particular, some prospective buyers who submitted an offer for more than one station were requested to allocate the offered purchase price among the stations they proposed to acquire.

   By December 16, 2002, Big City Radio's management, in consultation with Jorgenson, had identified the highest and best qualified offers for each station, taking into account the total consideration payable, the prospective buyer's likelihood of obtaining regulatory approval and financing and other factors. From December 16, 2002 through December 20, 2002, Jorgenson contacted most of the bidders that had submitted offers and informed each such bidder whether or not Big City Radio was prepared to accept such bidder's offer and enter into a definitive asset purchase agreement.

   Hispanic Broadcasting submitted an offer to acquire Big City Radio's station WXXY-FM, now WVIV-FM, licensed to Highland Park, Illinois, for $33 million in cash. Following its consideration of the bids submitted, Big City Radio informed Hispanic Broadcasting that it had been selected as the winning bidder for the Highland Park station.

   Nassau Broadcasting submitted an offer to acquire Big City Radio's stations in the New York City area for $43 million in cash. Big City Radio requested Nassau Broadcasting to clarify its offer by allocating the aggregate purchase price among the four stations covered by its bid. Following its consideration of Nassau Broadcasting's purchase price allocation and the bids submitted for one or more of the New York area stations, Big City Radio informed Nassau Broadcasting that it had been selected as the winning bidder for those stations.

   Spanish Broadcasting submitted an offer to acquire Big City Radio's stations licensed to De Kalb, Arlington Heights and Kankakee, Illinois, for $22 million in cash. Following its consideration of the bids submitted, Big City Radio informed Spanish Broadcasting that it had been selected as the winning bidder for the foregoing Chicago area stations.

   From December 19, 2002 through December 23, 2002, Big City Radio management and counsel negotiated the final terms and conditions of the sales of Big City Radio's three Los Angeles area stations to Entravision. Big City Radio agreed to sell these stations to Entravision for $100 million in cash and Entravision Class A common stock valued at $40 million, based on a $10.62 per share price. That per share price represented the average closing price of Entravision's Class A common stock as reported by The New York Stock Exchange for the 20 consecutive trading days ending on December 18, 2002. Entravision was the only bidder in the auction process that proposed a purchase price not payable solely in cash. Although Big City Radio valued Entravision's bid at $5 million less than the price offered by another bidder, Entravision's bid was not subject to a financing condition. The other bidder indicated that it would have to sell other radio properties to raise the funds necessary to purchase the Los Angeles area stations. The board of directors accepted Entravision's bid because, among other reasons, Entravision's lack of such a condition provided greater assurance than the competing bid that Big City Radio would be able to conclude the sale by a date acceptable to the holders of the senior notes.

   From December 16, 2002 through January 2, 2003, Big City Radio and its counsel and Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and their respective counsel negotiated the terms and conditions of the asset purchase agreements for the three asset sales. Big City Radio agreed to lower the purchase price payable by Hispanic Broadcasting by $125,000 to $32,875,000 because Hispanic Broadcasting would not acquire station equipment shared with one of the stations being purchased from Big City Radio by Spanish Broadcasting.

   Big City Radio received several bids for its last remaining radio station, which broadcasts as WYXX-FM in Morris, Illinois, but none of the bids proposed a purchase price that was acceptable to Big City Radio. Big City Radio is continuing to seek a buyer for this station.

   On December 23, 2002, Big City Radio's board of directors held a special meeting to consider the question of approving the terms of the asset sales. Jorgenson and Big City Radio management reviewed the auction process, draft asset purchase agreements, and the price terms, contingencies, conditions and other material terms of the various bids, and presented their evaluation of the strengths and weaknesses of the competing bids. Jorgenson and management reported to the board of directors that the offers of Hispanic Broadcasting, Spanish Broadcasting and Nassau Broadcasting were the highest offers for the stations covered by the bids of these companies. The board of directors also considered that three of the four winning bidders are large public companies whose SEC reports have disclosed strong balance sheets or access to financing, while the fourth wining bidder, Nassau Broadcasting, is a major privately-held regional radio broadcasting company with a proven record of completing acquisitions of radio properties. Management advised the board of directors that none of the four winning bidders had required the satisfaction of any financing contingency as a condition to closing. After thorough discussion, the board of directors unanimously determined that proceeding with the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the station sale to Entravision were in the best interests of Big City Radio and its stockholders and creditors, approved and authorized the asset sales and the station sale to Entravision, and recommended that stockholders approve all such sales.

   On December 30, 2002, Big City Radio and its license holding subsidiary, Big City Radio-NYC, L.L.C., entered into an asset purchase agreement to sell to Nassau Broadcasting radio broadcast stations WYNY-FM, licensed to Briarcliff Manor, New York, WWZY-FM, licensed to Long Branch, New Jersey, WWXY-FM, licensed to Hampton Bays, New York, and WWYY-FM, licensed to Belvidere, New Jersey, for $43 million in cash. On the same date, Stuart Subotnick, Anita Subotnick and Subotnick Partners, L.P., owners of Big City Radio voting securities representing a majority of the voting power, executed a written consent of stockholders in lieu of a meeting approving and adopting the asset purchase agreement with Nassau Broadcasting and the transactions contemplated therein. Big City Radio issued a press release announcing the asset sale to Nassau Broadcasting on December 31, 2002.

   On December 31, 2002, Big City Radio and its license holding subsidiary, Big City Radio-CHI, L.L.C., entered into an asset purchase agreement to sell to Spanish Broadcasting radio broadcast stations WDEK-FM, licensed to De Kalb, Illinois, WKIE-FM, licensed to Arlington Heights, Illinois and WKIF-FM, licensed to Kankakee, Illinois. In connection with the asset purchase agreement, Spanish Broadcasting System, Inc. entered into an agreement in favor of Big City Radio guaranteeing the obligations of its subsidiary that entered into the asset purchase agreement. Big City Radio and Spanish Broadcasting also entered into a time brokerage agreement. Big City Radio issued a press release announcing the asset sale to Spanish Broadcasting on December 31, 2002.

   On January 2, 2003, Stuart Subotnick, Anita Subotnick and Subotnick Partners, L.P. executed a written consent of stockholders in lieu of a meeting approving and adopting the asset purchase agreement with Spanish Broadcasting and the transactions contemplated therein. Spanish Broadcasting issued a press release announcing the asset sale on January 3, 2003.

   On January 2, 2003, Big City Radio and its license holding subsidiary, Big City Radio-CHI, L.L.C., entered into an asset purchase agreement to sell to Hispanic Broadcasting radio broadcast station WXXY-FM, now WVIV-FM, licensed to Highland Park, Illinois for $32.9 million in cash. In connection with the asset purchase agreement, Hispanic Broadcasting Corporation entered into an agreement in favor of Big City Radio guaranteeing the obligation of its subsidiary that entered into the asset purchase agreement. On January 2, 2003, Stuart Subotnick, Anita Subotnick and Subotnick Partners, L.P. executed a written consent of stockholders in lieu of a meeting approving and adopting the asset purchase agreement with Hispanic Broadcasting and the transactions contemplated therein. Hispanic Broadcasting and Big City Radio each issued a press release announcing the asset sale on January 2, 2003.

   On January 10, 2003, Big City Radio and Hispanic Broadcasting entered into a time brokerage agreement and a corresponding amendment to the asset purchase agreement.

   On March   , 2003, Stuart Subotnick, Anita Subotnick and Subotnick Partners,
L.P. executed and delivered to Big City Radio written consents supplementing, ratifying and superseding their previous written consents delivered on December 30, 2002 and January 2, 2003 approving and adopting the asset purchase agreements with Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the transactions contemplated therein. In these consents, the stockholders also approved and authorized any amendments,

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

modifications or waivers to or under the asset purchase agreements that may be approved from time to time by Big City Radio's board of directors, so long as such amendments, modifications or waivers to any asset purchase agreement do not decrease the purchase price payable under such agreement.

Reasons for the Asset Sales

   The following discussion of Big City Radio's reasons for the asset sales contains a number of forward-looking statements that reflect the current views of Big City Radio's management with respect to future events that may have an effect on Big City Radio's financial condition and prospects. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in "Risk Factors" and "Forward-Looking Statements."

   The asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting are three of a series of auction sales of Big City Radio's stations undertaken by Big City Radio following the evaluation process described above under "Background of the Asset Sales." In unanimously approving the auction process, Big City Radio's board of directors considered a number of factors, including, without limitation, the following:

  . the cash flow deficits and operating losses that Big City Radio was incurring, and expected to continue to incur, under its original business strategy, which would not generate funds sufficient to satisfy its payment obligations under its senior notes;

  . the risks associated with continued execution of Big City Radio's original strategic strategy, if it were to continue to pursue this strategy following the default on, and acceleration of, its senior notes, as an alternative to the auction sales of its radio stations, including, among other risks, those associated with remaining independent during a time of industry-wide consolidation and the exposure of smaller, less well-capitalized companies to continued deterioration in the national and regional advertising markets;

  . the obligation of Big City Radio to repay the senior notes in full within a limited period, which would not give Big City Radio sufficient time to develop and implement a new business strategy;

  . the absence of alternative financing arrangements or transactions that would enable Big City Radio to restructure the senior notes or raise the funds necessary to satisfy its payment obligations under its senior notes; and

  . the prospect that the auction process offered the most timely and achievable strategy to enable Big City Radio to obtain acceptable value for its assets and to satisfy its payment obligations under its senior notes.

   In considering the proposed asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting resulting from the auction process, Big City Radio's board of directors unanimously determined that the terms of the related asset purchase agreements are in the best interests of Big City Radio and its stockholders and creditors and unanimously approved the asset purchase agreements and the asset sales. In reaching its determination, the Big City Radio board of directors considered a number of factors and sources of information, including, without limitation, the following:

  . the results of Big City Radio's auction process commenced in November 2002 and the intensive efforts made by Big City Radio management and Jorgenson to solicit indications of interest from third parties regarding a potential purchase of some or all of the assets of Big City Radio;

  . the fact that the offers of Hispanic Broadcasting, Spanish Broadcasting and Nassau Broadcasting for Big City Radio's stations were the best and highest offers for such stations;

  . the cash consideration to be received upon completion of the asset sales, which would enhance Big City Radio's ability to satisfy in a timely manner its payment obligations under its senior notes and other obligations;

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

  . the financial ability of Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting to complete the asset sales;

  . the FCC approvals required to consummate the asset sales and its evaluation of the prospects that the FCC would grant those approvals in a timely manner and without imposing conditions on the asset sales; and

  . the limited conditions to the obligations of the purchasers to complete the asset sales under the asset purchase agreements, which reduced the risk that completion of the sales would be delayed or the agreements would be terminated because of the failure to satisfy a closing condition;

   Big City Radio's board of directors also considered a number of potentially negative factors in its deliberations concerning the asset sales, including, without limitation, the following:

  .   the risk that the asset sales might not be completed in a timely manner;

  . the structure of each transaction as a sale of assets in which each purchaser will assume only selected liabilities and in which Big City Radio would remain responsible for liabilities not assumed by the purchaser, which could expose Big City Radio to liability for currently unanticipated claims that might be made in the future and could reduce amounts, if any, available for distribution to its stockholders;

  . the potential costs to be incurred as a result of the cash payments and potential stock option benefits to which some of Big City Radio's executive officers and directors may become entitled upon completion of the asset sales, and the related conflicts of interest of these executive officers and directors with respect to the asset sales; and

  .   other risks involved in the asset sales, including the risks that:

     . failure to complete any of the asset sales could negatively affect Big City Radio's ability to sell the radio stations subject to that sale to another buyer on terms or by a date necessary to enable Big City Radio to repay its senior notes;

     . Big City Radio's forbearance agreement with some of the holders of its senior notes may not prevent such noteholders, other noteholders or the indenture trustee from exercising remedies against Big City Radio before the asset sales are completed; and

     . Big City Radio may not realize sufficient proceeds from the asset sales and the other Big City Radio station sales to make distributions to its stockholders or may determine not to make any such distributions.

   The foregoing discussion of factors and information considered by Big City Radio's board of directors with respect to its approval of the auction process and the asset sales is not intended to be exhaustive, but Big City Radio believes that this discussion includes all of the material factors considered by its board of directors. In view of the wide variety of factors considered by Big City Radio's board of directors, the board of directors did not find it practicable to quantify or otherwise assign relative weights to the specific factors that it considered. In addition, the board of directors did not reach any specific conclusions based on each factor considered, or any aspect of a particular factor, but conducted an overall analysis of these factors and reached a conclusion based on the totality of all factors that it considered. Individual members of the board of directors may have given different weights to different factors. After taking into account all of the factors set forth above, Big City Radio's board of directors determined that the auction process and the transactions contemplated by the asset purchase agreements are in the best interests of Big City Radio and its stockholders and creditors, and that Big City Radio should proceed with the proposed asset sales and enter into the asset purchase agreements.

   For a discussion of the interests in the asset sales of some of Big City Radio's executive officers and directors, see "Interests of Big City Radio Executive Officers and Directors" below.

Absence of a Fairness Opinion for Big City Radio

   Big City Radio has not sought or received a report, opinion or appraisal from an independent third party regarding the fairness to Big City Radio, from a financial point of view, of the asset sales, either alone or together with the other Big City Radio station sales. As discussed above under "Background of the Asset Sales," Big City Radio has sought to maximize the value of its radio station assets through a professionally managed auction process, which it initiated in early November 2002. The auction process involved the solicitation of approximately 60 prospective strategic and financial buyers and resulted in approximately 24 written offers for the radio stations being auctioned. In the absence of other financing arrangements or transactions that would enable Big City Radio to repay its senior notes in a timely manner, Big City Radio believes its most likely alternative to the asset sales and the other Big City Radio station sales would have been to file for protection from its creditors under the United States bankruptcy code. Big City Radio believes that the net value that its assets could realize in any court-supervised reorganization proceeding, with the delays, uncertainties and expense inherent in any such proceeding, would be less than the net value its assets will realize in the pending asset sales and the other Big City Radio station sales.

Interests of Big City Radio Executive Officers and Directors

   The following executive officers and directors have interests in the asset sales that are different from, or in addition to, the interests generally of Big City Radio's stockholders.

   Employment Agreements. If the employment of two of Big City Radio's executive officers is terminated under specified circumstances following completion of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, Big City Radio may be obligated to make cash severance payments to those executive officers.

   Charles M. Fernandez. Big City Radio is party to an employment agreement with Charles M. Fernandez, Big City Radio's President and Chief Executive Officer and a member of Big City Radio's board of directors. This agreement provides that if Mr. Fernandez terminates his employment with Big City Radio as a result of his being assigned, without his prior written consent, to any position, duties or responsibilities that are significantly diminished in comparison to his position, duties or responsibilities at the date of his employment agreement, his termination will be deemed a termination without cause by Big City Radio. Upon termination of his employment in these circumstances, Mr. Fernandez will be entitled to receive severance payments in an amount equal to any unpaid base salary, together with any prorated bonus, accrued through the date of termination, plus the greater of two years' annual base salary then in effect or the net present value of his annual base salary then in effect, multiplied by the number of years remaining in the term. Mr. Fernandez's annual base salary at December 31, 2002 was approximately $520,000. The term under Mr. Fernandez's employment agreement expires on October 31, 2003. As a result, assuming a termination of his employment effective on March 31, 2003, Mr. Fernandez would be entitled to a cash payment of approximately $1 million.

   Paul R. Thomson. The completion of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales will constitute a change of control of Big City Radio under the terms of Big City Radio's employment agreement with Paul R. Thomson, Big City Radio's Vice President and Chief Financial Officer. If Mr. Thomson does not continue to serve as Big City Radio's Chief Financial Officer following such a change of control, or if Big City Radio does not create a similar position for Mr. Thomson, Mr. Thomson will have a right, exercisable for a period of 90 days following the change of control, to terminate his employment. Upon such a termination, Mr. Thomson will be entitled to a lump-sum payment equal to the net present value of the amounts owed under the remaining term of his employment agreement. Mr. Thomson's annual base salary at December 31, 2002 was $300,000. The term under Mr. Thomson's employment agreement expires on June 30, 2003. As a result, assuming a termination effective on March 31, 2003, Mr. Thomson would be entitled to a cash payment of approximately $75,000. As of the date of this information statement, Mr. Thomson had not indicated to Big City Radio that he intends to terminate his employment.

   Payments Based on Stock Options. All options to purchase shares of Big City Radio's Class A common stock awarded to Mr. Thomson and Bryan Subotnick, Big City Radio's Executive Vice President-Corporate

Development will become immediately vested upon any sale or change in control of Big City Radio. The completion of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales may constitute a sale or a change in control of Big City Radio for purposes of Big City Radio's agreements with Mr. Thomson and Bryan Subotnick, although there can be no assurance in this regard. If upon such immediate vesting the in-the-money value of such stock options held by Mr. Thomson and Bryan Subotnick is less than the amount equal to two years of such officer's annual compensation, which is defined as the officer's gross compensation reported to the Internal Revenue Service for the most recently completed fiscal year at the date of completion of the sale, Big City Radio would be obligated to make a cash payment equal to the difference between the value of such in-the-money stock options and two years' annual compensation. In the case of Mr. Thomson, this payment would be in addition to any payment to which he is entitled pursuant to his employment agreement, as described above. Because the stock options held by Mr. Thomson and Bryan Subotnick are not in the money, Big City Radio anticipates that Mr. Thomson may be entitled to a cash payment of $589,877 and Bryan Subotnick may be entitled to a cash payment of $500,427, assuming that a sale or change in control of Big City Radio occurs as of March 31, 2003. Bryan Subotnick is the son of Stuart Subotnick, Big City Radio's chairman of the board of directors, and of Anita Subotnick, a Big City Radio director.

   Accelerated Vesting of Stock Options. The completion of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales would constitute a change of control for purposes of Big City Radio's stock option plans. The compensation committee of Big City Radio's board of directors has the discretion under those plans to approve immediate vesting of outstanding stock options to purchase Class A common stock effective upon the occurrence of a change of control. As of the date of this information statement, the compensation committee has not approved immediate vesting of any stock options. Unvested stock options are held by the following executive officers and directors: Paul Thomson (21,000 shares), Bryan Subotnick (21,000 shares), Stuart and Anita Subotnick (45,000 shares) and Silvia Kessel (10,000 shares). The exercise prices of the foregoing options held by these executive officers and directors, which provide the holders the right to purchase a total of 97,000 shares of Class A common stock, range from $3.4375 to $4.313 per share. See "Information About Big City Radio--Possible Delisting of Big City Radio Class A Common Stock" for recent market prices of the Class A common stock.

   Big City Radio's board of directors was aware of these interests and considered them, among other matters, in approving the asset purchase agreements and the transactions contemplated thereby.

Other Big City Radio Station Sales

   As of the date of this information statement, Big City Radio has entered into a definitive agreement, dated as of December 23, 2002, to sell three of its four remaining radio stations and related assets to Entravision Communications Corporation, a diversified Spanish-language media company. These three stations currently broadcast in the greater Los Angeles area as KSSE-FM, KSSC-FM and KSSD-FM, and formerly broadcast as KLYY-FM, KVYY-FM and KSYY-FM. Entravision has agreed to pay Big City Radio $100 million in cash and 3,766,478 shares of Entravision's Class A common stock for these radio stations. The completion of that sale is subject to customary closing conditions, including the receipt of initial FCC approval of the assignment of the FCC licenses of the stations. Big City Radio-LA, L.L.C. and Entravision have entered into a time brokerage agreement, which permits Entravision to broadcast Entravision's programming over the stations pending consummation of the sale.

   Big City Radio is seeking to sell its last remaining radio station, which broadcasts as WYXX-FM in Morris, Illinois.

Application of Asset Sales Proceeds; Future Operations of Big City Radio

   The asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting are part of a series of auction sales of Big City Radio's radio stations undertaken by Big City Radio since November 2002. Under the asset purchase agreements with Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the purchase agreement with Entravision, pursuant to which Big City Radio has committed to sell 11 of its 12 radio stations, Big City Radio will receive gross cash proceeds of approximately $197.9 million, if all of these asset sales are completed. Under its forbearance agreement with holders of its senior notes, Big City Radio is obligated to apply the aggregate net cash proceeds of the asset sales first to pay the principal amount of the senior notes and all accrued and unpaid interest thereon through the date of such payment. As of the date of this information statement, Big City Radio owed
holders of the senior notes a total of approximately $     million, consisting
of $174 million of principal and approximately $     million of accrued and
unpaid interest. After it applies the sale proceeds to repay its senior notes and its other liabilities described below, Big City Radio may not have any assets available for distribution to its stockholders from the proceeds of these sales.

   The table below summarizes information about the gross cash proceeds payable to Big City Radio upon completion of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the radio station sale to Entravision.

Buyer                                            Stations                              Purchase Price(1)
-----                                            --------                              -----------------
                                                                                         (In millions)
Nassau Broadcasting Holdings, Inc.               WYNY-FM (Briarcliff Manor, New York)       $ 43.0
                                                 WWZY-FM (Long Branch, New Jersey)
                                                 WWXY-FM (Hampton Bays, New York)
                                                 WWYY-FM (Belvidere, New Jersey)

Spanish Broadcasting System of Illinois, Inc., a WDEK-FM (De Kalb, Illinois)                $ 22.0
  subsidiary of Spanish Broadcasting System,     WKIE-FM (Arlington Heights, Illinois)
  Inc.                                           WKIF-FM (Kankakee, Illinois)

HBC Illinois, Inc., a subsidiary of Hispanic     WVIV-FM (formerly WXXY-FM)                 $ 32.9
  Broadcasting Corporation                       (Highland Park, Illinois)

Entravision Communications Corporation           KSSE-FM (formerly KLYY-FM)                 $100.0
                                                 (Arcadia, California)
                                                 KSSC-FM (formerly KVYY-FM)
                                                 (Ventura, California)
                                                 KSSD-FM (formerly KSYY-FM)
                                                 (Fallbrook, California)
                                                                                            ------
                                                                                            $197.9
                                                                                            ======

--------
(1) Excludes Entravision consideration payable in Class A common stock.

   In addition, Entravision will issue 3,766,478 shares of Entravision's Class A common stock in connection with the sale of radio stations to Entravision. Based on the closing sale price of Entravision's Class A common stock as
reported by The New York Stock Exchange on            , 2003, the last full
trading day before the date of this information statement, the shares to be issued to Big City Radio in that transaction had an aggregate value of
$         million. The purchase agreement for the sale to Entravision does not contain any price adjustment provisions designed to protect Big City Radio against a further decline in the value of Entravision's Class A common stock before Big City Radio receives the stock upon the closing of the sale. After the closing of that sale, Big City Radio may have to sell at least a portion of its Entravision shares to obtain sufficient cash to repay its senior notes and satisfy its other liabilities and obligations. If and when Big City Radio seeks to sell its shares of Entravision Class A common stock, it may not be able to do so for proceeds that approximate the closing date value or that are sufficient to meet its cash needs.

   The table below summarizes the information about Big City Radio's estimated use of the proceeds from the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the radio station sale to Entravision in the order of the priority of such payments. The amounts shown represent Big City Radio's current estimate of those amounts.

                                                        Estimated
                   Use of Asset Sale Proceeds            Amount
                   --------------------------         -------------
                                                      (In millions)
            Payment to holders of the senior notes(1)     $
            Transaction related expenses(2)..........     $3.0
            Taxes(3).................................     $9.0
            Other(4).................................     $4.5
                                                          ----
                                                          $
                                                          ====

--------
(1) Reflects the amount payable to the holders of the senior notes as of the date of this information statement, consisting of $174 million of principal
    and approximately $     million of accrued and unpaid interest. Interest
    will continue to accrue on the senior notes until the date of payment.

(2) Reflects brokerage, legal and accounting fees.

(3) Big City Radio currently estimates it will incur income federal, state and local taxes of approximately $9.0 million in connection with the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting, the other Big City Radio station sales and other matters, after the application of available net operating loss carryforwards. See "Unaudited Pro Forma Financial Information" for a presentation of the effect of income taxes.

(4) Reflects (a) lease termination expenses, (b) severance payments and (c) payments of $2.2 million that may become due to three of Big City Radio's executive officers, one of whom is a director, under their employment and stock option agreements upon completion of the asset sales and the radio station sale to Entravision, assuming such transactions are completed on March 31, 2003. See "The Asset Sales--Interests of Big City Radio Executive Officers and Directors" above for information about these potential payments.

   In connection with the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, Big City Radio will retain specified assets and liabilities. For a description of the specific assets and liabilities Big City Radio will retain in connection with the asset sales, see "Terms of the Asset Purchase Agreements."

   If Big City Radio completes the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, it will have sold substantially all of its operating assets. At such time, Big City Radio's board of directors would determine whether it would then be in the best interests of Big City Radio and its stockholders for Big City Radio to distribute any available proceeds to the stockholders, whether under a plan of dissolution or otherwise. If Big City Radio is unable to complete the asset sales or the other Big City Radio station sales, it will not be in a position to make such a distribution. Accordingly, Big City Radio's board of directors will be in a position only at a later date to determine whether Big City Radio should make a distribution of available proceeds of the asset sales to its stockholders and, if it determines to make a distribution, the amount thereof. These determinations will depend on various factors, a number of which are not within Big City Radio's control, including the following:

  . whether, in the judgment of Big City Radio's board of directors, it is in the best interests of Big City Radio and its stockholders to distribute any remaining assets to stockholders or seek to deploy those assets into new operations;

  . the dates on which the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales are completed;

  . whether the asset sales and the other Big City Radio station sales are completed;

  . the prices at which Big City Radio is able to sell the shares of Entravision's common stock it will receive in that transaction, if Big City Radio determines to sell some or all of such shares;

  . the amount of Big City Radio's liabilities and other obligations to be paid in the future;

  .   the resolution of pending litigation and other contingent liabilities;

  .   the outcome of pending or proposed tax legislation; and

  .   general business and economic conditions.

   One alternative Big City Radio's board of directors would consider following completion of the asset sales and the other Big City Radio station sales is the adoption of a plan for the dissolution of Big City Radio. A plan of dissolution would require approval by Big City Radio's stockholders under Delaware law. If it were to adopt a plan of dissolution, the Big City Radio board of directors would determine the terms of such a plan at the time of adoption consistent with the requirements of Delaware law. Big City Radio expects that such a plan generally would provide that Big City Radio would sell or otherwise dispose of all of its remaining property and assets, with such exceptions as its board of directors may approve at the time, such as retention of property and assets that the board of directors may deem necessary or advisable to enable Big City Radio to pursue any claims and causes of action. Following the liquidation of its remaining assets, Big City Radio would pay, or provide for the payment of, its remaining liabilities and obligations to the extent possible, as required by Delaware law. Subject to the payment, or the provision for payment, of Big City Radio's liabilities and obligations, any remaining assets would be available for distribution from time to time on a pro rata basis to stockholders. Big City Radio may not be able to determine for a significant period of time following adoption of a plan of dissolution whether any assets would be available for distribution to its stockholders. Such a determination would be made only after Big City Radio's creditors have received legally required notices concerning the plan and after adequate provision has been made for contingent as well as known liabilities. Big City Radio cannot assure its stockholders that there would ultimately be sufficient proceeds from the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales to provide for Big City Radio's liabilities and obligations or to make distributions to Big City Radio's stockholders under a plan of dissolution.

   Even if Big City Radio is able to repay its senior notes and other liabilities and has additional proceeds from the asset sales and the other Big City Radio station sales, its board of directors may determine not to approve a plan of dissolution or otherwise authorize a distribution of such proceeds to its stockholders, but instead may approve use of the proceeds for investment in opportunities for new operations for Big City Radio. Big City Radio does not know whether, if it does have available assets and determines to seek new opportunities, it will have any success in establishing any new operations. In addition, Big City Radio expects that for some period following completion of the auction sale of all of its radio station properties, during which it may seek to identify new opportunities, it would not be engaged in operating activities.

   Whether or not Big City Radio's board of directors adopts a plan of dissolution, Big City Radio will be obligated to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, even though compliance with such reporting requirements is financially burdensome. If the dissolution of Big City Radio pursuant to a plan of dissolution is approved, in order to curtail expenses, Big City Radio may seek relief from the SEC from the reporting requirements under the Exchange Act.

   Because of the uncertainties discussed above, Big City Radio may not have any assets available for distribution to its stockholders from the proceeds of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales or, if it does have assets available for distribution, that it will make a distribution of any or all of such assets.

FCC Approvals Required to Complete the Asset Sales

   Television and radio broadcasting are subject to the jurisdiction of the FCC under the Communications Act. The FCC has adopted comprehensive regulations governing broadcasting.

   The Communications Act prohibits the assignment of a license or the transfer of control of a licensee without prior approval of the FCC. Because the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting would result in the assignment of various licenses to the three purchasers or their permitted designees, each assignment requires FCC consent. To obtain such consent, an application containing required information, must be submitted to the FCC for each transaction. The FCC issues a public notice of the acceptance of each application, and interested parties are afforded a period of 30 days from the issuance of the public notice in which to file a formal petition to deny. Moreover, informal objections may be filed at any time prior to the grant of the application. Under the Communications Act, the FCC will weigh any pleadings, may consider its own concerns, and may consider oral presentations from other interested persons, subject to the ex parte rules, in acting upon the application. Based upon the application, the FCC will assess the qualifications of the purchaser, the compliance of the transaction with FCC rules, and various other factors in order to determine whether the change in ownership serves the public interest. Among other things, the FCC will consider whether the purchaser and parties with an attributable interest in the purchaser comply with limitations on alien ownership of broadcast interests and various rules limiting common ownership of media properties in a market.

   An evidentiary hearing may be conducted by the FCC if, after a review of the application and any opposing petitions, there are unresolved substantial and material questions of fact. The application may be acted upon by the staff of the FCC or referred to the full commission for decision. If the FCC or its staff grants the application, the grant is effective upon its issuance, and the FCC will give public notice of its action. Interested parties have 30 days from the date of that public notice to seek reconsideration or review by the full commission, or if the action was taken by the full commission, to appeal to a court of competent jurisdiction. The full commission has 40 days from the date of public notice of an action taken by the FCC's staff in which to set aside such action on its own motion.

   The closing of the transactions between Big City Radio and each of the purchasers is conditioned, among other things, on obtaining the initial FCC grant, but is not conditioned upon such grant no longer being subject to reconsideration or review.

   The FCC rules regulate the extent to which one may have an "attributable interest" in more than one broadcast station. Each of the following are viewed to have an attributable interest in a licensee:

  . each officer, director, general partner and party with the power to vote or control the vote of 5% or more of the outstanding voting power of a licensee, although the ownership threshold for certain passive investors is 20%; and

  . a party that holds a financial interest, whether equity or debt, in excess of 33% of a licensee's total capital, if such party is either a significant program supplier to the licensee or has another media interest in the same market.

   In addition, a licensee that provides more than 15% of the programming of another station in the same market is considered to have an attributable interest in that station. The FCC's radio ownership rules establish numerical limits as to the number of radio stations in a single market area, which is defined by the overlap of certain signal strength contours, in which a party may have an attributable interest. The numerical limits are tied to the number of radio stations owned by all entities within that market area. The rules permit the ownership of up to eight radio stations in areas with 45 or more radio stations, and as few as one AM and one FM station in the smallest market areas.

   The FCC's radio-television cross-ownership rules limit the ability of a party to hold attributable interests in both radio and television stations in the same market. The rules prohibit a single entity from owning more than one television station and seven radio stations, or two television stations and six radio stations, in the largest markets, which are markets with at least 20 independently owned media voices. Moreover, the FCC's current rules prohibit, unless waived, attributable interests by a party in a daily, general-circulation newspaper and a local broadcast station.

   On December 31, 2003, Big City Radio-NYC, L.L.C. and Nassau Broadcasting filed with the FCC an application for the consent to the assignment of WWXY-FM, Hampton Bays, New York, WWYY-FM, Belvidere, New Jersey, WWZY-FM, Long Branch, New Jersey, and WYNY-FM, Briarcliff Manor, New York. An FCC public notice announcing that the application was accepted for filing was issued on January 9, 2003. Interested parties had until February 10, 2003 to file a formal petition to deny the application and could have filed informal objections prior to grant of the application. On February 25, 2003, the FCC issued a consent to assignment of WWXY-FM, Hampton Bays, New York, WWYY-FM, Belvidere, New Jersey, WWZY-FM, Long Branch, New Jersey and WYNY-FM, Briarcliff Manor, New York to Nassau Broadcasting Holdings, Inc.

   On January 2, 2003, Big City Radio-CHI, L.L.C. and Spanish Broadcasting System of Illinois, Inc. filed with the FCC an application for the consent to the assignment of WDEK-FM, De Kalb, Illinois, WKIE-FM, Arlington Heights, Illinois, and WKIF-FM, Kankakee, Illinois. An FCC public notice announcing that the application was accepted for filing was issued on January 9, 2003. Interested parties had until February 10, 2003 to file a formal petition to deny the application and could have filed informal objections prior to grant of the application. On February 14, 2003, the FCC issued a consent to assignment of WDEK-FM, De Kalb, Illinois, WKIE-FM, Arlington Heights, Illinois, and WKIF-FM, Kankakee, Illinois to Spanish Broadcasting System of Illinois, Inc.

   On January 3, 2003, Big City Radio-CHI, L.L.C. and Superior Broadcasting of Chicago, LLC filed with the FCC an application for the consent to the assignment of WXXY-FM, now WVIV-FM, Highland Park, Illinois. An FCC public notice announcing that the application was accepted for filing was issued on January 9, 2003. Interested parties had until February 10, 2003 to file a formal petition to deny the application and can file informal objections prior to grant of the application. As set forth in the FCC application, the proposed assignee of the FCC license, Superior Broadcasting of Chicago, LLC, is not related to HBC Illinois, Inc., the purchaser under the asset purchase agreement. In connection with the proposed merger of Hispanic Broadcasting Corporation into Univision Communications Inc., an application for consent to the transfer of control of the licensee subsidiaries of Hispanic Broadcasting to Univision Communications Inc. is currently pending before the FCC. In order not to delay the FCC's processing of that transfer of control application or the processing of the application for the assignment of the Highland Park station, Hispanic Broadcasting has agreed to assign its rights under the asset purchase agreement to acquire the FCC license and some other assets of the Highland Park station to Superior Broadcasting of Chicago, LLC, with the understanding that once the merger with Univision Communications Inc. has been approved and the underlying transaction has been closed or such transaction has been terminated, under its option/put agreement with Superior Broadcasting of Chicago, LLC, Hispanic Broadcasting will have the right to acquire the Highland Park station from Superior Broadcasting of Chicago, LLC., and Superior Broadcasting of Chicago, LLC will have the right to sell the Highland Park station to Hispanic Broadcasting, subject to further FCC approval.

   On January 10, 2003, Big City Radio and Hispanic Broadcasting entered into a time brokerage agreement, under which Hispanic Broadcasting is providing programming for the Highland Park station while the asset sale is pending. On January 13, 2003, Big City Radio amended the FCC application for consent to the assignment of the Highland Park station to Superior Broadcasting of Chicago, LLC in order to provide a copy of the January 10, 2003 time brokerage agreement between Big City Radio and Hispanic Broadcasting. On January 10, 2003, Spanish Broadcasting filed a letter with the FCC which, among other things, requested that the FCC prohibit the implementation of any time brokerage agreement between Big City Radio and Hispanic Broadcasting. Spanish Broadcasting also stated that it intended to file a petition to deny the assignment application within the time allotted by the FCC for such filings. Spanish Broadcasting's letter might be treated by the FCC as an informal objection to the proposed license assignment that would require a written decision by the FCC or its staff. In a letter to the FCC filed on January 21, 2003, Big City Radio responded that the time brokerage agreement complies with the FCC's rules and policies and that no basis exists for the FCC to prevent implementation of the agreement. Neither Spanish Broadcasting nor any other party filed a petition to deny the assignment application with respect to the Highland Park station by February 10, 2003, which was the deadline for such filings.

Material Federal Income Tax Considerations

   Big City Radio intends the following discussion to provide only a general summary of the material federal income tax consequences to Big City Radio of the asset sales. This discussion is not a complete analysis or description of all potential federal income tax consequences of these transactions.

   This discussion describes certain material federal income tax consequences of the asset sales. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences as described herein. In addition, the following discussion does not address the tax consequences to Big City Radio of the asset sales under foreign tax laws, or the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the asset sales, whether or not any such transactions are undertaken in connection with the asset sales.

   Each of the asset sales will be treated as a taxable asset sale. As a result, Big City Radio will recognize gain or loss on each of the asset sales in amounts equal to the purchase price received in each transaction (less transaction costs), including liabilities assumed, less Big City Radio's adjusted tax basis in the assets sold in such transaction. Gain recognized by Big City Radio on the asset sales will be offset to the extent of available net operating losses, subject to applicable limitations. Big City Radio currently estimates it will incur income federal, state and local taxes of approximately $9.0 million in connection with the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting, the other Big City Radio station sales and other matters, after the application of available net operating loss carryforwards. See "Unaudited Pro Forma Financial Information" for a presentation of the effect of income taxes. The asset sales, by themselves, will have no significant tax consequences to the existing Big City Radio stockholders, except indirectly to the extent of the corporate-level tax consequences to Big City Radio.

Accounting Treatment

   Upon the closing of each asset sale, Big City Radio will remove the assets and assumed liabilities associated with the radio stations to be sold in such asset sale from Big City Radio's consolidated balance sheet and record a gain or loss on the sale of the stations equal to the difference between purchase price received and the book value of the net assets disposed of, including related intangibles. See "Unaudited Pro Forma Financial Information" for a presentation of the pro forma effect of the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales.

Absence of Dissenters' Rights

   Under Delaware law, which governs the rights of Big City Radio and the rights of its stockholders, Big City Radio stockholders are not entitled to dissenters' rights of appraisal or other rights to demand fair value for their shares of Big City Radio by reason of the asset sales.

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                    TERMS OF THE ASSET PURCHASE AGREEMENTS

   The following is a summary of the material provisions of the asset purchase agreements with Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting. Copies of these agreements are attached as Annex B, Annex C and Annex D to this information statement. This summary is not complete and is qualified in its entirety by reference to the asset purchase agreements. We urge you to read each asset purchase agreement for a more complete description of the terms and conditions of the asset sales.

The Asset Sales

   Nassau Broadcasting, Big City Radio and Big City Radio-NYC, L.L.C., a wholly-owned subsidiary of Big City Radio, entered into an asset purchase agreement dated as of December 30, 2002. The Nassau Broadcasting asset purchase agreement provides that Nassau Broadcasting will purchase four New York area radio stations, which broadcast as WYNY-FM, WWZY-FM, WWXY-FM and WWYY-FM, and related assets from Big City Radio.

   Spanish Broadcasting System of Illinois, Inc., a subsidiary of Spanish Broadcasting, Big City Radio and Big City Radio-CHI, L.L.C., a wholly-owned subsidiary of Big City Radio, entered into an asset purchase agreement dated as of December 31, 2002. The Spanish Broadcasting asset purchase agreement provides that Spanish Broadcasting will purchase three Chicago area radio stations, which broadcast as WDEK-FM, WKIE-FM and WKIF-FM, and related assets from Big City Radio. Spanish Broadcasting System, Inc. has delivered a guaranty agreement dated December 31, 2002, pursuant to which Spanish Broadcasting has guaranteed all of the obligations of Spanish Broadcasting System of Illinois, Inc. under the Spanish Broadcasting asset purchase agreement and the related time brokerage agreement.

   HBC Illinois, Inc., a subsidiary of Hispanic Broadcasting, Big City Radio and Big City Radio-CHI, L.L.C. entered into an asset purchase agreement dated as of January 2, 2003, and amended on January 10, 2003. The Hispanic Broadcasting asset purchase agreement provides that Hispanic Broadcasting will purchase one Chicago area radio station, WVIV-FM, formerly WXXY-FM, Highland Park, Illinois, from Big City Radio. Hispanic Broadcasting Corporation has delivered a guaranty agreement dated January 2, 2003, pursuant to which Hispanic Broadcasting Corporation has guaranteed all of the obligations of HBC Illinois, Inc. under the Hispanic Broadcasting asset purchase agreement. See "The Asset Sales--FCC Approvals Required to Complete the Asset Sales" for information about Hispanic Broadcasting's assignment of its rights under the asset purchase agreement to acquire the FCC license and other assets of the Highland Park station to Superior Broadcasting of Chicago, LLC.

   Each station to be sold to Nassau Broadcasting, each station to be sold to Spanish Broadcasting and the station to be sold to Hispanic Broadcasting
Station are referred to below as a "Station" and collectively as "the Stations."

   The asset purchase agreements provide that Big City Radio will sell to each purchaser, and each purchaser will purchase from Big City Radio, the following assets:

  . all licenses, construction permits or authorizations issued by or pending before the FCC for use in the operation of the Stations;

  . Big City Radio's leases for transmitter sites used in the operation of the Stations;

  . Big City Radio's transmitter equipment, including broadcast towers, antennas, main and back-up transmitters and generators, if any, and other tangible property of Big City Radio located or used at the transmitter sites of the Stations;

  . Big City Radio's leases for studios used in the operation of the Stations to be sold to Nassau Broadcasting;

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

  . all of Big City Radio's studio equipment, production and imaging equipment, office equipment, furniture and vehicles used in operating the Stations; and

  . Big City Radio's call letters, Marti frequencies, trade names and internet domain names of the Stations.

   In addition to the foregoing, Big City Radio will sell to Spanish Broadcasting, and Spanish Broadcasting will purchase from Big City Radio, the owned transmitter site used in the operation of WDEK-FM, and Big City Radio will sell to Hispanic Broadcasting, and Hispanic Broadcasting will purchase from Big City Radio, all promotional materials that incorporate the trade name "Viva" that are located at the Station to be sold to Hispanic Broadcasting.

   The following items are excluded from the asset sale to each purchaser:

  . all cash or cash equivalents of Big City Radio or the Stations on hand on the day immediately preceding the date of the closing;

  . any accounts receivable, notes receivable or other receivables of Big City Radio;

  .   all deposits and prepaid expenses of the Stations;

  . all intellectual property of Big City Radio related to the operation of the Stations, except as noted above, including promotional materials, tapes, record libraries and similar items of intellectual property;

  . Big City Radio's corporate seal, minute books, charter documents, stock record books and other books and records that pertain to the organization of Big City Radio;

  .   all securities owned by Big City Radio;

  .   all insurance contracts;

  .   all time sales agreements or barter rights of the Stations;

  . all claims arising out of acts occurring prior to the closing date, or claims that related to the period prior to the closing date;

  . all of Big City Radio's rights under the applicable asset purchase agreement;

  . all pension, profit sharing, retirement, bonus, medical, dental, life, accident insurance, disability, executive or deferred compensation and other similar fringe or employee benefit plans;

  . all rights to the name "Big City" and "Big City Radio" and any logo or variation thereof and the goodwill associated therewith; and

  .   any other assets of Big City Radio not described above.

   In addition, each purchaser will assume the obligations of Big City Radio under various agreements specified in the schedules to the applicable asset purchase agreement.

Consideration to be Paid by Each Purchaser

   The total consideration to be paid by Nassau Broadcasting at the closing for the assets of the Stations to be sold to it will be $43 million in cash. Under a deposit escrow agreement, Nassau Broadcasting paid $1 million into escrow on December 30, 2002 and $1.15 million into escrow on January 16, 2003.

   The total consideration to be paid by Spanish Broadcasting at the closing for the assets of the Stations to be sold to it will be $22 million. Big City Radio and Spanish Broadcasting have agreed that the purchase price payable by Spanish Broadcasting at the closing will be reduced by the excess, if any, of the remaining payments to be made after the closing by Spanish Broadcasting, as assignee from Big City Radio, under a trade agreement until the end of the term of such agreement, over the aggregate amount of rent payable after the closing to Spanish Broadcasting, as assignee from Big City Radio, by the tenants under specified income-producing tower leases.

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

   The total consideration to be paid by Hispanic Broadcasting at the closing for the assets of the Station to be sold to it will be $32.9 million in cash.

   The purchase price payable by Nassau Broadcasting and Spanish Broadcasting will be allocated among the assets being purchased by them, for all purposes, including financial, accounting and tax purposes, as agreed by the parties within 60 days after the date of the applicable asset purchase agreement. If Big City Radio is unable to agree with Nassau Broadcasting and Spanish Broadcasting on such an allocation within such period of time, a nationally recognized appraisal firm experienced in valuing radio broadcast properties will be retained to perform an appraisal and deliver a report to Big City Radio and Nassau Broadcasting or Spanish Broadcasting as soon as reasonably practicable.

   The purchase price will be allocated among the assets being purchased by Hispanic Broadcasting in a manner mutually agreed between Big City Radio and Hispanic Broadcasting, based upon an appraisal of such assets by a third party. The fees of the appraisal firm will be paid by Hispanic Broadcasting.

   Items of income, expense, liability for state and local taxes, annual FCC regulatory fees, prepaid items, deposits, credits, utility and service charges, lease expenses and license fees will be prorated between Big City Radio and the purchasers as provided for in the applicable asset purchase agreement, except as provided otherwise in the time brokerage agreements with Spanish Broadcasting and Hispanic Broadcasting. See "Time Brokerage Agreements" for a discussion of the terms of the time brokerage agreements.

Closing

   Subject to the satisfaction or waiver of the conditions precedent in the applicable asset purchase agreement, the closing under that agreement will be held on the fifth business day after the date on which the FCC grants an initial order consenting to the assignment of the FCC licenses for the Stations to be sold to the purchaser or its designee.

Representations and Warranties

   Each asset purchase agreement contains a number of representations and warranties by Big City Radio and the purchaser to each other, including those regarding:

  . their organization, existence and good standing, and their having requisite power and authority to own and lease their properties and carry on their businesses as currently conducted;

  . their authority to enter into the asset purchase agreement and other agreements entered in connection therewith, to carry out the transactions contemplated in those agreements, and the validity and binding effect of those agreements;

  . the execution and delivery of the principal agreements to the transaction, the absence of any conflict with such party's organizational documents, the absence of any violation of any laws which would have a material adverse effect on that party, and the absence of a default under or the creation of a lien on any of the assets being purchased under any material agreement or instrument by which that party is bound;

  . the absence of any approval, authorization, consent order or other action, or filing with, any court or governmental authority being required in connection with the execution of the principal agreements in the transaction, other than those of the FCC; and

  . finders fees, broker commissions or similar payments to be made by the parties.

   In addition, Big City Radio has made representations to each purchaser regarding:

  . sole and exclusive ownership of all the assets being purchased, except leased property;

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

  . valid, binding and enforceable leasehold interests to the leased transmitter sites and studio sites being purchased;

  . the non-existence of violations of zoning, building, health, fire, water use or similar laws in connection with the leased transmitter sites and studio sites being purchased;

  . the good condition and working order of Big City Radio's tangible personal property being purchased;

  . the status of all of the material FCC licenses necessary for the lawful ownership and operation of the Stations and the conduct of their businesses other than as would not have a material adverse effect, that such licenses are in full force and effect, and that the Stations are being operated in compliance in all material respects with the Communications Act, the rules and regulations of the FCC;

  . the filing of all reports required by law or order of any court or governmental authority;

  . the filing of all tax reports and returns required to be filed by or relating to the assets being purchased, and the payment of all taxes, penalties, interest, deficiencies, assessments or other charges due with respect to such taxes;

  . compliance with all environmental laws with respect to the assets being purchased;

  .   the status of litigation;

  .   non-default under any of the contracts being assumed by the purchaser;

  . the right to use the business records of the Stations being purchased free and clear of any royalty or other payment obligation;

  .   third-party consents required to consummate the transactions; and

  . in the asset purchase agreements with Nassau Broadcasting and Hispanic Broadcasting, the limitation of the representations and warranties of Big City Radio.

   In addition, Big City Radio has made a representation and warranty to Spanish Broadcasting regarding Big City Radio's good and marketable title to the owned transmitter site which will be sold to Spanish Broadcasting, and Big City Radio has made a representation and warranty to Hispanic Broadcasting regarding the right to use the call letters, trade names and other intangible property being purchased by Hispanic Broadcasting.

   Each purchaser has made representations and warranties to Big City Radio regarding:

  . the legal, financial and other qualification of the purchaser or its subsidiary, or in the case of Hispanic Broadcasting, its designated licensee, to be assignee of the FCC licenses being purchased from Big City Radio;

  . the absence of any requirement under the Communications Act or antitrust laws that such purchaser or its affiliates sell, dispose or surrender any FCC license held by such purchaser or its affiliates with respect to any broadcast properties; and

  . the financial ability of such purchaser to consummate the transaction at the closing in terms of the cash purchase price.

   In addition, Nassau Broadcasting and Hispanic Broadcasting have made representations and warranties with respect to matters under federal antitrust law. Hispanic Broadcasting also has made representations and warranties regarding the organization and qualification of the entity that it has designated to hold the FCC licenses for the Station to be sold to Hispanic Broadcasting, as well as representations and warranties regarding any consents or other approvals required for such designated licensee to hold such FCC licenses.

   The representations and warranties contained in each asset purchase agreement will terminate upon the closing of the applicable asset sale.

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Covenants and Agreements

   The parties to each asset purchase agreement agreed to file applications with the FCC within one business day following the signing of the asset purchase agreement, or, within three business days in the case of the asset purchase agreement with Spanish Broadcasting. The applications request the FCC's consent to the assignment of the FCC licenses from Big City Radio-NYC, L.L.C., which is the licensee of the FCC licenses to operate the New York area stations, and Big City Radio-CHI, L.L.C., which is the licensee of the FCC licenses to operate the Chicago area stations, to the entity acquiring such FCC licenses under the applicable asset purchase agreement. All of such applications were filed in a timely manner. In addition, under the asset purchase agreement with Hispanic Broadcasting, Big City Radio has agreed to use its reasonable best efforts to file an FCC modification application regarding modifications to the signal and signal location for the Highland Park station within three business days after receipt thereof from Hispanic Broadcasting and at Hispanic Broadcasting's expense. Big City Radio filed this modification application with the FCC on February 4, 2003.

   The parties to each asset purchase agreement have agreed to use reasonable efforts to:

  .   consummate the transactions contemplated by the asset purchase agreement;

  . obtain governmental or other actions, non-actions, clearances, waivers, consents, approvals, permits and orders required to consummate the transactions;

  .   furnish all information required for any application or other filing;

  . avoid the entry of any order that would restrain, prevent or delay the closing or the FCC order consenting to the assignment of the FCC licenses for the Stations; and

  . execute and deliver any additional instruments necessary to assign the FCC licenses.

   The parties to each asset purchase agreement have further agreed that:

  . the terms of the confidentiality agreement among them will continue in full force and effect until the closing; and

  . they will consult with each other before issuing any press release or otherwise making any public announcements.

   Big City Radio has agreed:

  .   to use reasonable efforts to obtain all necessary third-party consents;

  . to provide the purchaser with access to information of Big City Radio related to the assets being purchased, including Big City Radio's books and records;

  . to conduct the business of the Stations in the ordinary course, subject to the terms of the time brokerage agreement, unless the prior consent of the purchaser is first obtained; and

  . to bear the risk of loss of all damage to, or loss or destruction of, any of the assets being purchased by the purchaser between the date of the asset purchase agreement and the closing date.

   Big City Radio has agreed to deliver to Spanish Broadcasting and Nassau Broadcasting a complete list of all the accounts receivable for the Stations to be purchased by them. For a period of 150 days following the closing date, Spanish Broadcasting and Nassau Broadcasting will forward promptly to Big City Radio any amounts received by Spanish Broadcasting and Nassau Broadcasting representing any of Big City Radio's accounts receivable. Any account receivable not collected by Spanish Broadcasting and Nassau Broadcasting within such time will revert to Big City Radio.

   In addition, Nassau Broadcasting has agreed to use its reasonable best efforts to obtain all consents and approvals necessary for Nassau Broadcasting to relocate the WWYY-FM transmitter site to Nassau

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

Broadcasting's tower site located in Stroudsburg, Pennsylvania. Big City Radio has agreed to file, at Hispanic Broadcasting's sole cost and expense, an FCC application proposing to modify the directional antenna for WYXX-FM at Big City Radio's transmitter site in Morris, Illinois, and to cause any assignee of the FCC license for WYXX-FM to assume such obligations of Big City Radio. Big City Radio filed this modification application with the FCC on February 4, 2003. Spanish Broadcasting has agreed for a period of six months after the closing date to permit the holder of the FCC license for the Highland Park station to have access to and use of the back-up transmitters and generators located at the transmitter site in Arlington Heights, Illinois in connection with the business and operation of that Station.

   The covenants and agreements of the parties contained in each asset purchase agreement will not survive the closing of the asset sale, except to the extent that such covenants and agreements contemplate actions to be taken or obligations in effect after the closing.

Conditions to Closing

   Conditions to the Purchaser's Closing. The obligations of each purchaser to proceed with the closing are subject to the satisfaction, or waiver by such purchaser, of the following conditions:

  . the representations and warranties of Big City Radio will be materially true and correct as of the closing date;

  . Big City Radio will have materially performed the covenants and agreements provided for in the asset purchase agreement, including those referred to above;

  . the FCC order consenting to the assignment of the FCC licenses for the Stations will be in full force and effect, although the purchaser's obligation to consummate the purchase of the assets shall not be subject to the condition that such order be a final order;

  . no orders, or temporary, preliminary or permanent injunction of any governmental authority will have been entered expressly prohibiting or materially restraining the transactions contemplated by the asset purchase agreement; and

  . all required third-party consents will have been obtained or, in the case of Spanish Broadcasting or Nassau Broadcasting, alternative arrangements providing them with the benefit of the applicable contracts will have been made.

   The failure by Big City Radio to obtain required consents of third parties, including consents to assignments of transmitter and studio leases, could delay completion of the applicable asset sale or increase Big City Radio's costs to complete the asset sale.

   Conditions to Big City Radio's Closing. The obligations of Big City Radio to sell, transfer, convey and deliver the assets being purchased to each purchaser and to proceed with the closing are subject to the satisfaction, or waiver by Big City Radio, of the following conditions:

  . the representations and warranties of such purchaser will be materially true and correct as of the closing date;

  . such purchaser will have materially performed the covenants and agreements provided for in the asset purchase agreement, including those referred to above;

  . the FCC order consenting to the assignment of the FCC licenses for the Stations will be in full force and effect, although Big City Radio's obligations to consummate the asset sale to such purchaser shall not be subject to the condition that such order be a final order; and

  . no orders, or temporary, preliminary or permanent injunction of any governmental authority will have been entered expressly prohibiting or materially restraining the transactions contemplated by the asset purchase agreement.

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

Termination of the Asset Purchase Agreements

   Each asset purchase agreement may be terminated by the mutual written agreement of the parties, or as follows:

  . by the purchaser, if Big City Radio is in material breach of its obligations under the asset purchase agreement so that the conditions to such purchaser's obligations to close with respect to representations, warranties and covenants have not been satisfied as of the closing and such breach has not been cured by Big City Radio within 30 days following written notice of such breach;

  . by Big City Radio, if the purchaser is in material breach of its obligations under the asset purchase agreement so that the conditions to Big City Radio's obligations to close with respect to representations, warranties and covenants have not been satisfied as of the closing and such breach has not been cured by such purchaser within 30 days following written notice of such breach;

  . by either party, if the FCC denies the application for consent to the assignment of the transfer of the licenses for the Stations in a final order, or has designated the application for a hearing; or

  . by either party, if the closing has not occurred on or before the date which is six months after the date of execution.

   In addition, under the asset purchase agreement with Hispanic Broadcasting, if a party breaches its obligations under the time brokerage agreement, after an opportunity to cure, the non-breaching party can terminate the Hispanic Broadcasting asset purchase agreement.

   If an asset purchase agreement is terminated as described above, all rights and obligations of the parties will terminate without any liability, except for any liability as a result of any material breach of the asset purchase agreement. The confidentiality agreement will remain in full force and effect and the parties will each bear the cost of their own fees and expenses, including those of counsel, financial advisors and accountants.

   If the asset purchase agreement with Nassau Broadcasting is terminated by Big City Radio because of Nassau Broadcasting's material breach described above and failure to cure within the specified period of time, if any, the $2.15 million deposit will be forfeited by Nassau Broadcasting and paid to Big City Radio. However, this forfeiture will not constitute liquidated damages and Big City Radio will be entitled to any and all rights available at law or in equity. If the asset purchase agreement is terminated for any other reason, the $2.15 million deposit will be refunded to Nassau Broadcasting.

Waiver, Assignment and Amendment

   No delay or failure on the part of any party in exercising any right, power or privilege under an asset purchase agreement or under any other instrument or document given in connection with the asset purchase agreement will impair any such right, power or privilege or be construed as a waiver of any default by the other party. No waiver will be valid unless it is made in writing and signed by the party against whom enforcement of the waiver is sought.

   The asset purchase agreements may not be assigned by any party without the prior written consent of the other party, except that Nassau Broadcasting can assign the Nassau Broadcasting asset purchase agreement to certain affiliates prior to closing, or to any third party after the closing. Any amendment, modification or discharge of an asset purchase agreement will be set forth in writing and signed by the party against whom enforcement of the amendment, modification or discharge is sought.

Miscellaneous Provisions

   Other provisions of the asset purchase agreements include the following:

  . because of the unique nature of the assets and the transactions contemplated by the parties under the asset purchase agreement, the parties agree that, in the event of a default by the other, the non-defaulting

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      party may seek specific performance in addition to any other legal or equitable remedies available, except that Big City Radio does not have the right to seek specific performance under the Spanish Broadcasting asset purchase agreement;

  . in the event of any action brought under the asset purchase agreement, the prevailing party will be entitled to recover court costs and reasonable attorneys' fees;

  . the parties will each bear the cost of their own fees and expenses, including those of counsel, financial advisors and accountants;

  . all sales, use, transfer, filing, recordation, registration and similar taxes and fees arising from the transactions in the asset purchase agreement, whether levied on a purchaser or Big City Radio, will be borne by such purchaser, except that under the Spanish Broadcasting asset purchase agreement, such taxes and fees will be borne by the party obligated to pay the same under applicable law; and

  . the asset purchase agreements will be construed in accordance with the laws of the State of New York.

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                           TIME BROKERAGE AGREEMENTS

   Spanish Broadcasting and Hispanic Broadcasting have each entered into time brokerage agreements with Big City Radio-CHI, L.L.C., the subsidiary of Big City Radio which is the licensee of the Chicago area stations, and referred to herein as Big City Radio Sub. The time brokerage agreement with Spanish Broadcasting is attached as Annex E and the time brokerage agreement with Hispanic Broadcasting is attached as Annex F to this information statement. This summary is not complete and is qualified in its entirety by reference to the time brokerage agreements. We urge you to read each time brokerage agreement for a more complete description of the terms and conditions thereof.

   The time brokerage agreements provide for Spanish Broadcasting and Hispanic Broadcasting to provide programming and related services to the applicable Stations to be sold by Big City Radio in conformity with the Communications Act. Each time brokerage agreement will remain in effect until the closing under or termination of the applicable asset purchase agreement, unless terminated earlier as provided in such time brokerage agreement.

Use of Station Air Time

   During the term of the time brokerage agreement, Big City Radio Sub will make available to such purchaser, as programmer, broadcast time on the Stations as provided for in the time brokerage agreement. Such purchaser will deliver programming, including commercial matter, news, public service announcements and other programming, at such purchaser's expense, to the Stations' transmitters or other mutually agreed remote control points. Big City Radio Sub agrees to broadcast such programming in its entirety, including commercials at the times specified, on the Stations, subject to preemption, cancellation or substitution by Big City Radio Sub, as discussed below. Big City Radio Sub may use up to two hours per week to broadcast its own non-entertainment programming on the Stations, to be scheduled at mutually agreeable times. In the case of the time brokerage agreement with Hispanic Broadcasting, Big City Radio Sub may elect to set aside up to two additional hours per week for the broadcast of non-entertainment programming on issues of importance to the local community. During the term of the time brokerage agreement, such purchaser may sell, directly or through a third party, commercial time during the programming provided by such purchaser, for such purchaser's account.

Station Operations

   Big City Radio Sub will retain ultimate authority, power and control over the operations of the Stations during the term of the time brokerage agreement. Subject to this retention, each of Spanish Broadcasting and Hispanic Broadcasting agrees to use its brokered time to provide programming and related services to the Stations at its sole cost and expense. Such related services include:

  .   sale of advertising time on the Stations;

  .   coordination of traffic and billing functions;

  . maintenance, and, in the case of Hispanic Broadcasting, repair and replacement, of the Stations' transmitting or studio equipment and other assets used in the business and operation of the Stations, other than the FCC licenses; and

  . other mutually-agreed upon administrative and operational functions consistent with FCC rules and regulations.

   Spanish Broadcasting will pay Big City Radio a $149,333.33 fee on the commencement of the term of the time brokerage agreement and on each succeeding monthly anniversary thereof, with the final month pro-rated based on the actual number of calendar days elapsed. Hispanic Broadcasting will pay Big City Radio a $75,000 fee on the commencement of the term of the time brokerage agreement and on each succeeding monthly anniversary thereof, with the final month pro-rated based on the actual number of calendar days elapsed.

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Station Programming and Operational Policies

   The parties agree to handle certain matters of programming and operations as follows:

  . Big City Radio Sub will remain responsible for the Stations' compliance with all FCC rules and regulations and all other applicable laws, and Spanish Broadcasting or Hispanic Broadcasting, as the case may be, will cooperate with Big City Radio Sub as Big City Radio Sub may request in so doing. From time to time Big City Radio Sub shall air, or the purchaser shall air, programming on issues of importance to the local community. Nothing in the time brokerage agreement abrogates or limits Big City Radio Sub's authority to discharge its obligations to the public and to the FCC. Big City Radio Sub retains the right to interrupt such purchaser's programming in case of an emergency or for programming which, in the good faith judgment of Big City Radio Sub, is of greater local or national public importance. The parties agree to cooperate to ensure that the Stations remain in compliance with all public interest obligations, hourly station identification and maintenance of each Station's local public inspection file, as required by FCC rules and regulations.

  . Spanish Broadcasting and Hispanic Broadcasting have agreed to comply in all material respects with Big City Radio Sub's programming policy statement, as the same may be amended from time to time to comply with FCC rules and regulations. If, in Big City Radio Sub's reasonable discretion, Big City Radio Sub determines that a program, commercial announcement or promotional material supplied by such purchaser is contrary to the public interest or does not comply with the programming policy statement, upon written notice to such purchaser, Big City Radio Sub may cancel or suspend such programming and substitute its own programming or request such purchaser to provide substitute programming.

  . Big City Radio Sub also has the right to delete or preempt any material in any programming furnished by such purchaser, that Big City Radio Sub reasonably and in good faith believes is unsuitable for broadcast or the broadcast of which would be contrary to the public interest. In such event, Big City Radio Sub may cancel or suspend such programming and substitute its own programming.

  . Big City Radio Sub will remain responsible for the Stations' compliance with political advertising, as provided for in the Communications Act, and the purchaser agrees to cooperate with Big City Radio Sub in so complying with the Communications Act.

  .   Advertising of credit terms will comply with the rules of the FTC.

  . Spanish Broadcasting and Hispanic Broadcasting will comply, at such purchaser's expense, with the Communications Act by disclosing to Big City Radio Sub, in advance of any scheduled Station broadcast, any information of which such purchaser has knowledge, as to any money, service or valuable consideration that any person has paid or accepted, or has agreed to pay or accept, for the inclusion of any matter as part of the programming to be supplied.

  . Spanish Broadcasting and Hispanic Broadcasting will comply with the provisions of the Copyright Act of 1976, as amended.

Termination

   Each time brokerage agreement may be terminated as follows:

  . by the purchaser, if it is not then in material breach of the time brokerage agreement or the asset purchase agreement, if Big City Radio Sub is in material breach of Big City Radio Sub's representations or material obligations under the time brokerage agreement and has failed to cure such breach within 30 days following written notice of such breach;

  . by Big City Radio Sub, if it is not then in material breach of the time brokerage agreement or the asset purchase agreement, if the purchaser is in material breach of such purchaser's representations or material obligations under the time brokerage agreement and has failed to cure such breach within 30 days following written notice of such breach; or

  .   automatically, upon the first to occur of any of the following:

     . if the time brokerage agreement is declared invalid or illegal in whole or material part by final order or decree from an administrative agency or court of competent jurisdiction the effect of which would be to materially curtail the purchaser's activities thereunder;

     . if there has been a material change to the rules, regulations and policies of the FCC that would cause the time brokerage agreement to be in material violation thereof and such change is in effect and final;

     .   by the mutual written consent of both parties; or

     . the termination of the asset purchase agreement in accordance with its terms.

                       INFORMATION ABOUT BIG CITY RADIO

                                   Business

General

   Big City Radio currently owns and operates radio broadcast station groups in Los Angeles, New York, and Chicago. Big City Radio was formed in 1994 to acquire radio broadcast properties in or adjacent to major metropolitan markets and utilize innovative engineering techniques and low-cost, ratings-driven operating strategies to develop these properties into successful metropolitan radio stations. To accomplish this objective, Big City Radio has applied a variety of innovative broadcast engineering techniques to the radio broadcast properties it has acquired, including Synchronized Total Market Coverage(TM), or STMC(TM). STMC(TM) involves the acquisition of two or more stations which broadcast on the same frequency and then simulcasting their signals to achieve broad coverage of a targeted metropolitan market. In addition to STMC(TM), Big City Radio may employ other broadcast engineering techniques. These engineering techniques include acquiring suburban radio stations and moving the station's broadcast antenna closer to the metropolitan market and acquiring high-power stations adjacent to major metropolitan markets and focusing such stations' broadcast signal into the metropolitan area.

   Big City Radio's acquisition and engineering strategies have enabled it to provide coverage of major metropolitan markets at a significantly lower acquisition cost than is typically required to acquire a major market Class B station. Class B radio stations are defined by the FCC as those facilities whose signal is predicted to cover a regional urban area. Big City Radio currently owns and operates one STMC(TM) station combination in each of New York and Los Angeles and two STMC(TM) station combinations in Chicago.

   Since its inception, Big City Radio has incurred substantial net operating losses primarily due to broadcast cash flow deficits associated with the start up of its radio station operations. As of December 31, 2002, Big City Radio had incurred a cumulative cash flow deficit of approximately $164 million and a cumulative net loss of approximately $135 million.

   On October 31, 2001, Big City Radio sold its three radio stations in Phoenix for an aggregate purchase price of $34 million.

Station Operations

   Los Angeles, New York, and Chicago are the three largest markets in the United States in terms of aggregate radio revenues. Big City Radio has chosen formats for its radio station properties in these markets that it believes offer the greatest ratings and revenue potential and have a strong competitive position. Historically, Big City Radio has derived the largest portion of its revenues from its Los Angeles area radio stations.

   Los Angeles. The Los Angeles market is the second largest Arbitron market in terms of population and the largest in terms of aggregate radio market revenues in the United States, with estimated 2002 revenues of $845 million. The Arbitron Company provides advertisers with the industry-accepted measure or ratings of listening audience classified by demographic segment and time of day that the audience listens to particular radio stations. Arbitron provides "diaries," or listening logs, to listeners in each significant ratio market. These individuals record their listening by time and station, and Arbitron compiles their responses to produce ratings. An Arbitron market is the geographic area in which Arbitron performs its radio audience studies and for which it produces periodic reports of radio audience listening data. From 1998-2002, estimated radio advertising revenue in the Los Angeles Arbitron Metro Survey Area, or MSA, grew from $656 million to $845 million, representing a compound annual growth rate of 6.5%.

   Until January 15, 2003, when Big City Radio entered into a time brokerage agreement with Entravision in connection with the pending sale of its Los Angeles area radio stations to Entravision, Big City Radio operated three Los Angeles stations, as Viva 107.1. Viva 107.1 featured a Hispanic contemporary hit radio format on the 107.1 FM frequency. The Los Angeles stations cover approximately 90% of the Arbitron diaries, the method by which Arbitron gathers data on radio audience listening preferences, in the Los Angeles MSA, as a result of an increase in its transmission power which Big City Radio implemented in the first quarter of 1998. Big City Radio believes that this coverage is substantially similar to the Arbitron diary coverage of many of the highest-ranked Los Angeles Class B stations. Big City Radio debuted Viva 107.1 in December 1999 as its first Hispanic station, and it earned a 1.1% share in the 12+ category, the broad demographic group of radio listeners age 12 and over, as of the Fall 2002 Arbitron book. The Arbitron book is a quarterly report of radio audience listening preferences for a given market. Big City Radio acquired the Los Angeles area radio stations in May 1996 for a combined purchase price significantly lower than the reported purchase prices of Class B stations in the Los Angeles MSA before such acquisition, as evidenced by reported transactions consummated after the deregulation initiated by the passage of the Telecommunications Act of 1996, or Telecom Act. See "Acquisitions" below for more information about these acquisitions. In addition to its coverage of the Los Angeles market, Viva 107.1 covers parts of the Ventura, Orange, Riverside-San Bernardino and San Diego markets. Entravision is currently providing programming and related services for the Los Angeles stations, which remain under Big City Radio's ultimate control pending completion of the sale of the stations to Entravision.

   Big City Radio believes that identifying the appropriate format in a particular market for a station is crucial to the station's ability to achieve meaningful penetration of the market's listening audience and aggregate advertising revenues. Big City Radio launched its current Hispanic contemporary hit radio format after an extensive updated research study of the Los Angeles market in 1999.

   Big City Radio believes that extensive engineering expertise is required to achieve Class B station equivalent Arbitron coverage and broadcast quality. In Los Angeles, Big City Radio uses several advanced techniques to achieve what Big City Radio believes to be substantially full coverage. In addition to the three stations, Big City Radio uses a booster located in the San Fernando Valley to enhance its coverage of the market. Big City Radio believes these engineering solutions have resulted in significantly broader coverage than traditional simulcasting.

   New York. The New York MSA is the largest Arbitron market in terms of population and the second largest in terms of aggregate radio market revenues in the United States, with estimated 2002 revenues of $754 million. From 1998 to 2002, radio advertising revenue in the New York MSA grew from an estimated $611 million to an estimated $754 million, representing a compound annual growth rate of 5.4%.

   Big City Radio entered the New York market with its acquisitions of four radio stations. Big City Radio has implemented STMC(TM) in New York and believes that it has created the equivalent of a New York Class B station. Big City Radio's four stations in the New York MSA collectively broadcast on the
107.1 FM frequency and, since May 2002 have been programmed as "Rumba 107.1," which features a Hispanic contemporary hit radio format. In the Fall 2002 Arbitron book, Rumba 107.1 did not report an audience share. Prior to May 2002, the four stations were programmed as New Country Y-107, a country music format. Rumba 107.1 currently covers approximately 90% of the Arbitron diaries in the New York MSA as a result of an increase in its transmission power pursuant to a power increase and other technical improvements, which Big City Radio implemented during the third quarter of 1998. Big City Radio believes that this coverage is substantially similar to the Arbitron diary coverage of many of the highest-ranked New York Class B stations. Big City Radio acquired the four New York stations for a combined purchase price significantly lower than the reported purchase prices of Class B stations in the New York MSA prior to such acquisitions, as evidenced by reported transactions consummated after the passage of the Telecom Act. See "Acquisitions" below for more information about these acquisitions.

   Chicago. Big City Radio owns two groups of stations in the Chicago MSA. The Chicago MSA is the third largest Arbitron market in terms of population and aggregate radio market revenues in the United States with estimated 2002 revenues of $519 million. From 1998-2002, estimated radio advertising revenue in the Chicago MSA grew from $403 million to $519 million, representing a compound annual growth rate of 6.5%.

   Until January 13, 2003, when Big City Radio's time brokerage agreement with Hispanic Broadcasting, which has agreed to purchase one of the stations, commenced, two of Big City Radio's stations collectively broadcast as Viva
103.1 on the 103.1 FM frequency. Viva 103.1 commenced operations in January
2001,
broadcasting a Hispanic contemporary hit radio format. Throughout 2000, it operated as The Eighties Channel, an Eighties music format. Viva 103.1 earned a 0.7% share in the 12+ category as of the Fall 2002 Arbitron book. These two stations currently cover approximately 85% of the Arbitron diaries in the Chicago MSA as a result of an increase in its transmission power pursuant to a power increase and other technical improvements, which Big City Radio implemented during the third quarter of 1999. Big City Radio acquired these two stations for a combined purchase price significantly less than the reported purchase prices of Class B stations in the Chicago MSA, as evidenced by transactions consummated since the passage of the Telecom Act. See "Acquisitions" below for more information about these acquisitions. Hispanic Broadcasting is currently providing programming and related services for the station it has agreed to purchase, which remains under Big City Radio's ultimate control pending completion of the sale to Hispanic Broadcasting. Hispanic Broadcasting paid Big City Radio a $75,000 fee on the commencement of the term of the time brokerage agreement and will pay this amount on each succeeding monthly anniversary thereof, with the final month pro-rated based on the actual number of calendar days elapsed.

   The second group of stations in the Chicago area currently comprises three stations. Until January 6, 2003, when Big City Radio's time brokerage agreement with Spanish Broadcasting, which has agreed to purchase the stations, commenced, these stations collectively broadcast as Energy 92.7/5, or Energy 92, on the 92.7 and 92.5 FM frequencies. Energy 92 commenced operations in January 2001, broadcasting a contemporary dance hit radio format. Energy 92 earned a 0.8% share in the 12+ category as of the Fall 2002 Arbitron book. Throughout 2000, this station group operated as 92 KISS FM, broadcasting a contemporary hit radio format. In February 1999, Big City Radio completed the acquisition of substantially all the assets of WDEK-FM and WLBK-AM, DeKalb, Illinois. Big City Radio added WDEK-FM, which broadcasts on the 92.5 FM frequency, to the 92.7 stations. Through use of Big City Radio's STMC(TM) technology, WDEK-FM 92.5 was engineered to form part of the Energy 92 synchronized station group together with the 92.7 FM frequency stations. This station group currently covers approximately 90% of the Arbitron diaries in the Chicago MSA. Spanish Broadcasting is currently providing programming and related services for this station group, which remain under Big City Radio's ultimate control pending completion of the sale to Spanish Broadcasting. Spanish Broadcasting paid Big City Radio a $150,000 fee on the commencement of the term of the time brokerage agreement and will pay this amount on each succeeding monthly anniversary thereof, with the final month pro-rated based on the actual number of calendar days elapsed.

Station Advertising Sales

   The advertising rates a station can charge are in large part dictated by the station's ability to attract audiences in the demographic groups targeted by its advertisers, as measured principally by Arbitron Radio Market Reports. Big City Radio believes that identifying the appropriate format in a particular market is crucial to the station's ability to achieve meaningful penetration of the listening audience of the market. In each market which it enters, Big City Radio performs an extensive competitive analysis to select the format with the greatest audience and revenue potential.

   Big City Radio generates virtually all of its revenues from the sale of local and national advertising for broadcast on its radio stations. Big City Radio believes that radio is one of the most efficient and cost-effective means for advertisers to reach specific demographic groups. Advertising rates charged by radio stations depend primarily on a station's share of the audience in the demographic groups targeted by advertisers, the number of stations in the market competing for the same demographic groups, and the supply of and demand for radio advertising time. Rates are generally highest during morning and afternoon commuting hours.

   The format of a particular station limits, in part, the number of advertisements that the station can broadcast without jeopardizing listening levels and the resulting ratings. Big City Radio's stations strive to maximize revenue by constantly managing the number of commercials available for sale and adjusting prices based upon local market conditions. In the broadcasting industry, radio stations often utilize trade, or barter, agreements to generate advertising time sales in exchange for goods or services such as travel and lodging, instead of for cash.

Big City Radio minimizes its use of trade agreements. Big City Radio determines the number of advertisements broadcast hourly so as to maximize available revenue dollars without jeopardizing listening levels. Although the number of advertisements broadcast during a given time period varies, the total number of advertisements broadcast on a particular station generally does not vary significantly from year to year. As is typical of the radio broadcasting industry, Big City Radio's stations respond to changing demand for advertising inventory by varying prices rather than by varying the target inventory level for a particular station.

   Most advertising contracts are short-term and run only for a few weeks. Of its gross revenue, Big City Radio generated approximately 83% of its revenue from local advertising in the year ended December 31, 2001 and approximately 73% from local advertising in the year ended December 31, 2002. Local advertising is sold primarily by a station's sales staff. To achieve greater control over advertising revenue, Big City Radio's sales force focuses on establishing direct relationships with local advertisers. Big City Radio formed Independent Radio Reps, LLC in November 2000, and used this in-house firm of sales personnel to represent it in generating national radio advertising business. Big City Radio completed disbanding this in-house agency in February 2003.

Internet and Publishing Operations

   Big City Radio ceased its internet operations in December 2001 and discontinued its publishing operations in June 2002.

   Big City Radio launched a bilingual internet portal, TodoAhora.com, in May 2000 following the acquisition of Hispanic Internet Holdings, Inc. on November 1, 1999. TodoAhora.com delivered a range of world wide web programming to the Hispanic community, including news, entertainment, finance, culture, and e-commerce opportunities. During the second half of 2000, and continuing throughout 2001, there was a severe contraction in the internet sector as many actual and potential advertisers reduced internet spending. In general, portal sites rely on advertising for revenue. Many of TodoAhora.com's competitors, as well as a number of potential new competitors, had significantly greater financial, technical, marketing and distribution resources. As a result of the economic environment affecting the internet sector, and the existence of many competitors with greater resources, during 2001 Big City Radio decided to cease the development and operation of TodoAhora.com. The decision was based upon management's evaluation of future revenue generation potential and the current resources needed to continue to develop and operate the portal.

   In November 2000, Big City Radio acquired magazine publishing operations, which included a Hispanic music trade magazine, "Disco," a graphic design business, and a website maintained as LatinMusicTrends.com which was designed to complement the information provided to Latin music industry professionals. In June 2002, in response to the continued downturn in the music industry advertising marketplace, Big City Radio discontinued these operations.

Competition

   Radio broadcasting is a highly competitive business. Within their respective markets, each of Big City Radio's radio stations competes for audience share and advertising revenue directly with other radio stations, as well as with other media such as television, print media, billboards, compact discs and music videos. The financial success of each of Big City Radio's radio stations depends principally upon its share of the overall radio advertising revenue within its geographic market, its promotional and other expenses incurred to obtain that revenue and the economic health of the geographic market. Radio advertising revenues are, in turn, highly dependent upon audience share. Radio station operators are subject to the possibility of another station changing programming formats to compete directly for listeners and advertisers or launching an aggressive promotional campaign in support of an already existing competitive format. If a competitor, particularly one with substantial financial resources, were to attempt to compete in either of these fashions, the broadcast cash flow of Big City Radio's affected station could decrease due to increased promotional and other expenses, lower advertising revenues resulting from lower ratings, or both.

   Big City Radio has chosen formats that target Hispanic listeners for each of its radio station groups. Each of the metropolitan areas in which Big City Radio's station groups broadcast have large Hispanic populations. Big City Radio believes that competition among radio stations targeting the Hispanic markets in these metropolitan areas currently is less intense than the competition generally among radio stations broadcasting with other formats. However, Big City Radio believes that competition in these Hispanic markets is intensifying.

   Each of Big City Radio's stations competes for audience share and advertising revenue directly with both Spanish-language and English-language radio stations in its market, and with other media, such as newspapers, broadcast and cable television, magazines, billboard advertising, transit advertising and direct mail advertising. Big City Radio's primary competitors in Spanish-language radio in its markets include Hispanic Broadcasting (whose merger with Univision is currently pending before federal regulators), Spanish Broadcasting and Entravision. Other large radio broadcasting companies such as Clear Channel Communications, Inc. and Infinity Broadcasting Corporation, which operate English-language radio stations, compete in the same geographic markets as Big City Radio. Most of the companies with which Big City Radio competes, including the competitors named above, are large national or regional media companies that have significantly greater resources and longer operating histories than Big City Radio. Because of its limited financial resources and severe liquidity constraints, Big City Radio has been unable to devote the resources to its programming and promotional activities needed to compete with other companies for audience share and radio advertising revenue market share.

   Big City Radio believes that its application of a variety of innovative engineering techniques, including SMTC, enable it to achieve broad coverage of a targeted metropolitan market. Big City Radio believes that this provides a competitive advantage over radio stations utilizing traditional broadcast techniques such as simply simulcasting on the same or first adjacent frequencies. While simulcasting has been employed by other broadcast radio operators in the past, the primary purpose has been to reduce programming costs for the individual stations. Big City Radio believes that most broadcast radio operators that have employed simulcasting have done so on different frequencies. Big City Radio believes that few operators have successfully used simulcasting to effectively cover an entire MSA.

   Radio broadcasting is also subject to competition from new media technologies that are being developed or introduced, such as the delivery of audio programming by cable television systems or the introduction of a new technology known as Digital Audio Broadcasting. Digital Audio Broadcasting may deliver by satellite or terrestrial means multi-channel, multi-format digital radio services to nationwide and regional audiences. These services have sound quality equivalent to that provided by compact discs. Big City Radio cannot predict the effect, if any, that any such new technologies may have on the radio broadcasting industry.

Acquisitions

   Since its incorporation in August 1994, Big City Radio has acquired the assets of 20 radio stations, an internet company, and related internet and publishing businesses. It has disposed of eight stations and ceased internet and publishing operations. The following is a summary of the acquisitions and dispositions of radio stations which Big City Radio has consummated since its incorporation. All of these transactions were with non-affiliated persons.

   New York. In December 1994, Big City Radio acquired the assets of radio station WRGX-FM (now WYNY-FM), Briarcliff Manor, New York, from West-Land Communicators, Inc. for a purchase price of $2.5 million and the issuance of a promissory note in the amount of $1 million to West-Land. In April 1997, Big City Radio acquired the assets of radio station WWHB-FM (now WWXY-FM), Hampton Bays, New York, from South Fork Broadcasting Corporation for a purchase price of $4 million. In June 1997, Big City Radio acquired the assets of radio station WZVU-FM (now WWZY-FM), Long Branch, New Jersey, including a radio tower, a radio antenna and a building from K&K Radio Broadcasting L.L.C. and K&K Tower, L.L.C., for an aggregate purchase price of $12 million and certain payments under existing leases of the building facilities. K&K Radio

Broadcasting, L.L.C., K&K Tower, L.L.C. and each of their controlling members and the general manager of WZVU-FM entered into a covenant not to compete with Big City Radio for a period of three years. In August 1998, Big City Radio acquired all of the stock of Radio New Jersey, owner of the FCC licenses of WRNJ-FM (now WWYY-FM), Belvidere, New Jersey, and WRNJ-AM, Hackettstown, New Jersey. The aggregate purchase price for WRNJ-FM was $5.4 million excluding acquisition-related expenses, of which $3 million was paid in cash and the remainder was satisfied by the issuance of two promissory notes. Simultaneously, Big City Radio sold substantially all of the assets of WRNJ-AM to one of the existing stockholders of Radio New Jersey. Also, in December 1994, Big City Radio acquired the assets of radio station WRKL-AM, Pomona, New York, from Rockland Communicators, Inc. for a purchase price of $1 million. Big City Radio sold this station in March 1999 to Polnet Communications, Ltd. for a price of $1.6 million.

   Los Angeles. In May 1996, Big City Radio acquired four radio stations in the Los Angeles area from Douglas Broadcasting, Inc. Big City Radio acquired the assets of radio station KMAX-FM (subsequently KLYY-FM and now KSSE-FM), Arcadia, California, KAXX-FM (subsequently KVYY-FM and now KSSC-FM), Ventura, California, KBAX-FM (subsequently KSYY-FM and now KSSD-FM) Fallbrook, California, and KWIZ-FM, Santa Ana, California, for an aggregate purchase price of $38 million. Big City Radio also acquired FM Translator station K252BF, Temecula, California, which rebroadcasts on 98.3 MHz the signal of KSSD-FM, and FM Booster station KSSE-FM1, Burbank, California, which boosts on 107.1 MHz the broadcast of the signal of KSSE-FM. In December 1996, Big City Radio sold radio station KWIZ-FM to Liberman Broadcasting, Inc. for a price of $11.2 million.

   Chicago. In August 1997, Big City Radio acquired the assets of radio station WVVX-FM (subsequently WXXY-FM and now WVIV-FM), Highland Park, Illinois, from WVVX License, Inc., for a purchase price of $9.5 million. Douglas, WVVX, Inc. and WVVX License, Inc. agreed not to compete for a period of 18 months. In August 1997, Big City Radio acquired the assets of radio station WJDK-FM (now WYXX-FM), Morris, Illinois, from DMR Media, Inc., for a purchase price of $1.1 million. In addition, Big City Radio agreed not to compete with DMR Media, Inc.'s operations of radio station WCSJ-AM, Morris, Illinois, for a period of five years. In August 1998, Big City Radio closed two transactions in which it acquired substantially all of the assets of WCBR-FM (now WKIE-FM), Arlington Heights, Illinois from Darrel Peters Productions, Inc. and WLRT-FM (now WKIF-FM), Kankakee, Illinois from STARadio Corp. for an aggregate purchase price of $19.5 million. In February 1999, Big City Radio acquired substantially all of the assets of radio stations WDEK-FM and WLBK-AM, DeKalb, Illinois, from DeKalb Radio Studios, Inc. for a purchase price of $4.5 million. Big City Radio added WDEK-FM, which operates on the 92.5 FM frequency, to existing 92.7 FM stations in the Chicago metropolitan area, collectively known as Energy 92. Big City Radio sold the operating assets of WLBK-AM on April 12, 2000. No gain or loss was recorded on this transaction.

   Phoenix. In July 1999, Big City Radio acquired the assets of radio stations KEDJ-FM, Sun City, Arizona, and KDDJ-FM, Globe, Arizona, from New Century Arizona for a purchase price of $22 million. In September 1999, Big City Radio acquired the assets of radio station KBZR-FM, Arizona City, Arizona, from Brentlinger Broadcasting, Inc. for a purchase price of $3.9 million. In September 1999, Big City Radio acquired the assets of radio station KMYL-FM (now KSSL-FM), Wickenburg, Arizona, from Interstate Broadcasting Systems of Arizona, Inc. for a purchase price of $5.6 million. On October 31, 2001, Big City Radio sold its Phoenix radio properties and operating assets to Hispanic Broadcasting Corporation for $34 million. Big City Radio recorded a gain of $2.3 million on this transaction.

   Internet and Publishing Operations. On November 1, 1999, Big City Radio acquired Hispanic Internet Holdings, Inc., a privately held bilingual web site, for 400,000 shares of Big City Radio's Class A common stock at a value of $4.00 per share. The transaction was accounted for as a purchase. The assets of this business included TodoAhora.com, the bilingual internet portal operated by Big City Radio until December 2001. In December 2001, when it ceased development and operation of the portal, Big City Radio wrote off goodwill of $897,000 related to its internet operations.

   On November 8, 2000, Big City Radio completed a transaction in which it acquired substantially all of the assets and properties of United Publishers of Florida, Inc., which owned and operated a Hispanic music trade magazine, "Disco," a graphic design business and the LatinMusicTrends.com website. Big City Radio paid $250,000 in cash at closing and accounted for this acquisition as a purchase. In June 2002, when it discontinued its publishing operations, Big City Radio wrote off goodwill of $108,000.

Employees

   At December 31, 2002, Big City Radio had approximately 106 full-time employees and 67 part-time employees. Big City Radio believes that its relations with its employees are satisfactory. None of Big City Radio's employees is represented by a labor union.

   Big City Radio employs several on-air personalities and enters into employment agreements with some of these personalities to protect its interests in those relationships that it believes to be valuable. The loss of some of these personalities could result in a short-term loss of audience share, but Big City Radio does not believe that any such loss would have a material adverse effect on Big City Radio.

Patents and Trademarks

   Big City Radio owns registered trademark rights for STMC(TM) and domestic trademark registrations related to the business of Big City Radio. Big City Radio does not believe that any of its trademarks are material to its business or operations. Big City Radio does not own any patents or patent applications.

Properties

   Big City Radio leases approximately 6,000 square feet in New York, New York, where its corporate offices are located.

   The type of properties required to support each of Big City Radio's radio stations includes offices, studios, transmitter sites, booster sites, translator sites and antenna sites. Big City Radio owns, leases or licenses the properties required to operate its radio stations. Big City Radio owns facilities for WDEK-FM and WLBK-AM in DeKalb, Illinois (approximately 4,500 square feet). Big City Radio leases or licenses facilities for the Los Angeles stations in Century City (approximately 16,000 square feet), Arcadia, Fallbrook, Ventura (approximately 750 square feet), Temecula and Burbank. Big City Radio leases facilities for the New York stations in Hampton Bays (approximately 1,250 square feet), East Quogue and Westchester, New York. Big City Radio leases facilities for the Chicago stations in Chicago (approximately 18,700 square feet), Highland Park (approximately 2,100 square feet), Arlington Heights (approximately 2,800 square feet), Kankakee, and Morris, Illinois. Big City Radio leases facilities for its discontinued internet and publishing operations in Coral Gables (approximately 12,600 square feet). Big City Radio considers its facilities to be suitable and of adequate sizes for their current and intended purposes and does not anticipate any difficulties in renewing those leases or licenses or in leasing or licensing additional space, if required.

   Big City Radio owns substantially all of its other equipment, consisting principally of transmitting antennae, transmitters, studio equipment and general office equipment. Big City Radio owns towers in Arcadia, California, Ventura, California, Long Branch, New Jersey, Highland Park, Illinois, Morris, Illinois and DeKalb, Illinois. The towers, antennae and other transmission equipment used in Big City Radio's stations are generally in good condition.

   The following table sets forth the location of Big City Radio's principal properties as of December 31, 2002:

       Location               Facility
       --------               --------
       Los Angeles
       Arcadia, CA            FM tower (1)
       Fallbrook, CA          FM tower, studio, transmitter site (2)
       Ventura, CA            FM tower (2), studio, transmitter site (2)
       Temecula, CA           Translator site (2)
       Century City, CA       Studio, business offices (2)
       Burbank, CA            Booster site (2)

       New York
       Atlantic Highlands, NJ FM tower, transmitter site (2)
       Hampton Bays, NY       Business offices (2)
       New York, NY           Studio, corporate offices (2)
       Long Branch, NJ        FM tower (2), studio (3)
       Westchester, NY        FM tower, transmitter site (2)
       East Quogue, NY        FM tower, transmitter site (2)
       Stroudsberg, PA        FM tower (2),
                              transmitting building (4)

       Chicago
       Highland Park, IL      FM tower (1)
       Morris, IL             FM tower, transmitter site (4)
       Arlington Heights, IL  FM tower, transmitter site (2)
       Kankakee, IL           Studio, FM tower, transmitter site (2)
       Chicago, IL            Studio, business offices (2)
       DeKalb, IL             FM tower, studio, business offices (4)

       Florida
       Coral Gables, FL       Business offices (2)

--------
(1) Tower owned by Big City Radio, the underlying property is leased.
(2) Leased.
(3) Big City Radio sold its Long Branch studio facility in March 2002.
(4) Owned.

Legal Proceedings

   Big City Radio is a defendant in A.L., a minor by her guardian ad litem, Antonio L.; C.V., a minor by her guardian ad litem, Sophia A. v. Big City Radio, Inc., Firmo Martin Rosetti, aka Hector Rocksetti, aka Hector Rosetti; KSYY-FM; KVYY-FM; VIVA 107.1. The case commenced in Superior Court for the County of Los Angeles on August 15, 2002 and was subsequently removed to the United States District Court for the Southern District of California. The complaint alleges causes of action for negligence, sexual assault, battery, negligent infliction of emotional distress and intentional infliction of emotional distress arising from actions alleged to have been perpetrated by Hector Rosetti, a former employee of Big City Radio. Mr. Rosetti is currently incarcerated in a California state prison for the actions that are the subject to this lawsuit. The plaintiffs have not specified the damages they seek, except that they have stated that they seek damages in excess of the $75,000 jurisdictional amount for the federal district courts. Big City Radio is vigorously contesting its liability in this action, and believes that any liability it bears will not result in a material adverse effect on its financial condition or results of operations.

Federal Regulation of Radio Broadcasting

   The ownership, operation and sale of radio stations are subject to the jurisdiction of the FCC, which acts under authority granted by the Communications Act. Among other things, the FCC:

  .   assigns frequency bands for broadcasting;

  .   determines the particular frequencies, locations and power of stations;

  .   issues, renews, revokes and modifies station licenses;

  . determines whether to approve changes in ownership or control of station licenses;

  .   regulates equipment used by stations;

  . imposes regulations and takes other action to prevent harmful interference between stations;

  . adopts and implements regulations and policies that directly or indirectly affect the ownership, management, programming, operation and employment practices of stations; and

  . has the power to impose penalties for violations of its rules or the Communications Act.

In February 1996, Congress enacted the Telecom Act to amend the Communications Act. The Telecom Act, among other measures, directed the FCC, which has since conformed its rules, to eliminate the national radio ownership limits, liberalize the local radio ownership limits as specified in the Telecom Act, issue broadcast licenses for periods of up to eight years, and eliminate the opportunity for the filing of competing applications against broadcast license renewal applications.

   In the Balanced Budget Act of 1997, Congress authorized the FCC to conduct auctions for the awarding of initial broadcast licenses or construction permits for commercial radio and television stations. To facilitate the settlement without auctions of already pending mutually exclusive applications, Congress directed the FCC to waive existing rules as necessary. This action has resulted in the awarding of construction permits for additional radio stations, some of which might have the potential to compete with Big City Radio's radio stations. Although the 1997 Act exempted noncommercial applicants from auctions, the FCC had subjected all mutually-exclusive commercial and noncommercial applicants to auction procedures for broadcast authorizations not reserved for noncommercial use. Following the vacation by the U.S. Court of Appeals for the D.C. Circuit of that policy, the FCC is considering several options to preserve the noncommercial exemption as well as the directive to award permits with more than one applicant by auction. In the meantime, the FCC has not acted on existing mutually-exclusive broadcast applications where one or more of the applicants is a noncommercial broadcaster, nor has the FCC opened filing windows for available broadcast frequencies. Big City Radio is not, and has not been, a participant in any broadcast auction proceeding,

   License Grants and Renewals. The Communications Act provides that a radio broadcast license may be granted to an applicant if the grant would serve the public interest, convenience and necessity, subject to certain limitations referred to below. In making licensing determinations, the FCC considers the legal, technical, financial and other qualifications of the applicant, including compliance with the Communications Act's limitations on alien ownership, compliance with various rules limiting common ownership of broadcast and newspaper properties, and the "character" qualifications of the licensee and those persons holding "attributable" interests in the licensee. Broadcast licenses are granted for specific periods of time and, upon application, are renewable for additional terms. The Telecom Act amended the Communications Act to provide that broadcast licenses be granted, and thereafter renewed, for a term not to exceed eight years, if the FCC finds that the public interest, convenience, and necessity would be served.

   Generally, the FCC renews broadcast licenses without a hearing. The Telecom Act amended the Communications Act to require the FCC to grant an application for renewal of a broadcast license if the station has served the public interest, convenience and necessity, there have been no serious violations by the licensee of the Communications Act or the rules and regulations of the FCC, and there have been no other violations by the licensee of the Communications Act or the rules and regulations of the FCC which, taken together, would constitute a pattern of abuse. Competing applications against broadcast license renewal applications are therefore not entertained. The Telecom Act provided that if the FCC, after notice and an opportunity for a hearing, decides that the requirements for renewal have not been met and that no mitigating factors warrant lesser sanctions, it may deny a renewal application. Only thereafter may the FCC accept applications by third parties to operate on the frequency of the former licensee. The Communications Act continues to authorize the filing of petitions to deny broadcast license renewal applications during particular periods of time following the filing of renewal applications. Petitions to deny can be used by interested parties, including members of the public, to raise issues concerning the qualifications of the renewal applicant.

   The broadcast licenses of Big City Radio's Chicago stations were renewed in 1996 and will expire on December 1, 2004. The broadcast licenses of the Los Angeles area radio stations were renewed in 1997 and will expire on December 1, 2005. The broadcast licenses of the New York stations were renewed in 1998 and will expire on June 1, 2006. Big City Radio does not anticipate any material difficulty in obtaining license renewals for full terms in the future.

   License Assignments and Transfers of Control. The Communications Act prohibits the assignment of an FCC license or the transfer of control of a corporation holding or controlling such a license without the prior approval of the FCC. Applications to the FCC for such assignments or transfers are subject to petitions to deny by interested parties and must satisfy requirements similar to those for renewal and new station applicants. In reviewing assignment and transfer applications, the FCC has indicated that in evaluating whether a proposed transaction would serve the public interest, the FCC may consider, among other things, the impact of the transaction on the diversity of media voices and whether the transaction would result in the acquiring party obtaining an excessive share of the radio advertising revenues in a given market or would otherwise result in excessive concentration of media ownership. The FCC is currently considering changes to its local radio ownership rules. The FCC has adopted an interim policy guiding its review of radio transactions, which if certain levels of radio advertising market shares are present, will result in an FCC analysis of the product and geographic market definitions, market participants, shares and concentration, barriers to entry, potential adverse competitive effects and efficiencies and other public interest benefits. DOJ also reviews proposed acquisitions of radio stations. In some instances, DOJ has obtained consent decrees requiring radio station divestitures in a particular market based on allegations that acquisitions would lead to unacceptable concentration levels.

   Ownership Rules. Rules of the FCC limit the number and location of broadcast stations in which one licensee, or any party with a control position or attributable interest therein, may have an attributable interest. Pursuant to the Telecom Act, the FCC has eliminated the previously existing "national radio ownership rule." Consequently, there now is no limit imposed by the FCC to the number of radio stations one party may own nationally.

   The "local radio ownership rule" limits the number of stations in a radio market in which any one individual or entity may have a control position or attributable interest. Pursuant to the Telecom Act, the FCC revised its rules to set the local radio ownership limits as follows:

  . in markets with 45 or more commercial radio stations, a party may own up to eight commercial radio stations, no more than five of which are in the same service, AM or FM;

  . in markets with 30-44 commercial radio stations, a party may own up to seven commercial radio stations, no more than four of which are in the same service;

  . in markets with 15-29 commercial radio stations, a party may own up to six commercial radio stations, no more than four of which are in the same service; and

  . in markets with 14 or fewer commercial radio stations, a party may own up to five commercial radio stations, no more than three of which are in the same service, provided that no party may own more than 50% of the commercial stations in the market.

   As noted above, the FCC is currently reviewing its local radio ownership rules, and is considering, among other issues, whether the FCC should rely exclusively on these numerical limits or instead adopt a case-by-case competition analysis in determining compliance with the local radio ownership rules, whether the FCC should revise its definition of the local radio market, and whether the FCC should revise its treatment of local marketing and joint sales agreements. FCC cross-ownership rules also limit or prohibit one party from having attributable interests in a radio station as well as in a local television station or daily newspaper, although such restrictions are waived by the FCC under certain circumstances. In September 2001, the FCC initiated a rulemaking proceeding to determine whether and how to modify its newspaper-broadcast cross-ownership rule. The FCC has proposed several potential modifications of such rule, including redefining the relevant geographic market or allowing cross-ownership of broadcast stations and a daily newspaper if a certain number of independent voices will remain in the relevant market following the proposed transaction. A number of commenters have urged the complete elimination of the rule or the retention of the rule only for newspaper-television combinations, so that radio stations and newspapers may be commonly owned. In September 2002, the FCC issued a notice of proposed rulemaking for the biennial review of broadcast ownership restrictions, including the cross-ownership of newspapers and broadcast stations. As part of the biennial review process, the FCC commissioned a number of studies on the various impacts of media concentration. Comments on these studies and on the issues raised by the notice of proposed rulemaking were filed on January 2, 2003. Big City Radio cannot predict whether in such biennial reviews the FCC would eliminate or modify any of its ownership rules applicable to broadcasting, or, if so, what the new rules would be or how they might affect Big City Radio.

   Attribution Rules. All holders of attributable interests must comply with, or obtain waivers of, the FCC's multiple and cross-ownership rules. Under the current FCC rules, an individual or other entity owning or having voting control of 5% or more of a corporation's voting stock is considered to have an attributable interest in the corporation, its subsidiaries and their stations, except that investment companies, insurance companies and banks holding such stock in their trust accounts are not considered to have an attributable interest unless they own or have voting control over 20% or more of such stock, provided that none of the officers or directors of the broadcast licensee are representatives of the investment company, insurance company or bank concerned. An officer or director of a corporation or any general partner of a partnership also is deemed to hold an attributable interest in the media license. Furthermore, under the FCC's Equity-Debt Plus, or EDP, rule, otherwise non-attributable equity or debt interests in a licensee are deemed to be attributable interests when a party holds equity and/or debt in excess of 33% of the total assets, which is defined as equity plus debt, of a licensee or its parent and such party also holds an attributable, non-EDP interest in another media entity in the same market or is a major programmer supplier to another media entity in the market. To Big City Radio's knowledge, no person or entity qualifies as an attributable party to Big City Radio under the EDP rule. Subject to the EDP rule, the FCC does not consider holders of non-voting stock or of minority stock interests when there is a single majority stockholder to be attributable parties. Moreover, subject to the EDP rule, holders of warrants, convertible debentures, options, or other non-voting interests with rights of conversion to voting interests generally will not be attributed such an interest unless and until such conversion is effected. Although the FCC had decided to eliminate the "single majority shareholder exemption," following the reversal by the U.S. Court of Appeals for the D.C. Circuit of the FCC's elimination of this exemption in the cable context, the FCC has suspended its repeal of the single majority shareholder exemption. As a result, minority voting interests currently are not attributable if there is a single holder of more than 50 % of the outstanding voting stock of a corporate broadcast licensee, unless such stockholder is otherwise attributable as an officer, director or EDP holder. Holders of attributable interests must comply with or obtain waivers of the FCC's multiple and cross-ownership rules. Also, holders of attributable interests must possess "character qualifications" to be parties to a broadcast license. Character disqualification is reserved generally for adjudicated instances of intentional misrepresentation to or lack of candor with governmental agencies or convictions for serious crimes. At present, none of Big City Radio's attributable parties has any other media interests besides those of Big City Radio that implicate the FCC's multiple ownership limits, and each of the attributable parties meets the FCC character qualification criteria. If Big City Radio learns of a new attributable party and if such party holds interests that exceed the FCC limits on media ownership or is unqualified, under Big City Radio's certificate of incorporation, the board of directors of Big City Radio has the corporate power to redeem capital stock of Big City Radio's stockholders to the extent necessary to be in compliance with FCC and Communications Act requirements.

   The FCC will consider a radio station providing programming and sales on another local radio station pursuant to a local marketing agreement to have an attributable ownership interest in the other station for purposes of the FCC's multiple ownership rules. In particular, a radio station is not permitted to enter into a local marketing agreement giving it the right to program more than 15% of the broadcast time, on a weekly basis, of another local radio station which it could not own under the FCC's local radio ownership rules. Joint sales agreements, which involve the sale of time on, but not the provision of programming to, another broadcaster's station, have not been subject to the multiple ownership limits. The FCC is currently considering whether to revise its treatment of local marketing agreements and joint sales agreements.

   Alien Ownership Limits. Under the Communications Act, broadcast licenses may not be granted, transferred or assigned to any corporation of which more than one-fifth of the capital stock is owned of record or voted by non-U.S. citizens or foreign governments or their representatives or by foreign corporations. Where the corporation owning the license is controlled by another corporation, the parent corporation cannot have more than one-fourth of the capital stock owned of record or voted by aliens, unless the FCC finds it in the public interest to allow otherwise. The FCC has issued interpretations of existing law under which the alien ownership restrictions in slightly modified form apply to other forms of business organizations, including general and limited partnerships. The FCC also prohibits a licensee from continuing to control broadcast licenses if the licensee otherwise falls under alien influence or control in a manner determined by the FCC to be in violation of the Communications Act or contrary to the public interest. At present, two of Big City Radio's officers are known by Big City Radio to be aliens. To Big City Radio's knowledge, less than one-fourth of the capital stock of Big City Radio is owned of record or is voted by aliens. In the event that Big City Radio learns that aliens own, control or vote stock in Big City Radio in excess of the limits set in the Communications Act and the FCC's rules, under Big City Radio's certificate of incorporation, the board of directors of Big City Radio has the corporate power to redeem capital stock of Big City Radio's stockholders to the extent necessary to be in compliance with FCC and Communications Act requirements on alien ownership.

   Programming and EEO Requirements. While the FCC has relaxed or eliminated many of its regulatory requirements related to programming and content, radio stations are still required to broadcast programming responsive to the problems, needs and interests of the stations' service areas and must comply with various rules promulgated under the Communications Act that regulate political broadcasts and advertisements, sponsorship identifications, indecent programming and other matters. In addition, while the U.S. Court of Appeals for the D.C. Circuit has twice overturned the FCC's equal employment opportunity, or EEO, rules, the FCC has adopted new EEO rules, which require broadcast licensees to implement outreach efforts designed to broaden the pool of employment applicants. Failure to observe these or other FCC rules can result in the imposition of monetary forfeitures, in the grant of a "short," less than full-term, license term or, where there have been serious or a pattern of violations, license revocation.

   Technical and Interference Rules. FCC rules specify technical and interference requirements and parameters that govern the signal strength and coverage area of radio stations, and which, unless waived, must be complied with in order to obtain FCC consent to modify a station's service area or other technical operations. The FCC allots specific FM radio frequencies and class designations to particular communities of license. The FM class designations, which vary by geographic location, include, in order of increasing potential coverage area, Class A, B1, C3, B, C2, C1, C0 and C. The C Class designations are generally not allocated to communities in the more densely-populated regions of the United States, such as the Northeast and California. Each FM class has minimum and maximum power specifications and must not cause interference to the protected service areas of other radio stations, domestic or international, operating on the same or adjacent frequencies. Under FCC rules, a radio station must transmit a minimum predicted signal strength to its allocated community of license, and therefore must locate its transmitting antenna at a site providing such coverage while also being within a specified power and height range for that station's class designation, and at specified minimum distances from the transmitting sites of nearby radio stations operating on the same or adjacent frequencies. Big City Radio must also comply with certain technical, reporting, and notification requirements imposed by the FAA with respect to the installation, location, lighting, and painting of the transmitter towers used by Big City Radio's radio stations. The combination of these requirements sets limits on the ability of a particular radio station to relocate in certain directions and to increase signal coverage. Stations may petition the FCC to change a particular station's community of license and/or class, which changes are granted by the FCC when its service priorities are met and conflicting re-allotment proposals, if any, are resolved. As to minimum distance separation requirements designed to afford interference protection to other FM stations, the FCC rarely waives such specifications. However, the FCC permits radio stations in certain circumstances to relocate to a site not meeting the minimum distance separation rule when the station demonstrates that the service contours of neighboring radio stations will be protected from interference. Because STMC(TM) uses radio stations that operate on the same or adjacent frequencies, the STMC(TM) stations' transmitting sites must be sufficiently distant from each other to comply with the FCC's interference protection guidelines, unless such stations are exempt from compliance by their grandfathered status.

   FCC Power or Class Increases and Other Engineering Enhancements. In most instances, changes to the technical specifications of radio stations, such as increases in the effective radiated power, or ERP, and subsequent increased coverage area, may be made only after application to the FCC, and grant by the FCC of a construction permit for the modification of the station. Big City Radio implemented in 2002 an authorized modification of WWZY-FM, Long Branch, New Jersey, to relocate its transmitting facilities closer to New York City. In 1998, WYNY-FM, Briarcliff Manor, New York, WWXY-FM, Hampton Bays, New York, and KLYY-FM, Arcadia, California, implemented increases in their power levels which have resulted in larger service areas. These changes were authorized following the FCC's adoption, in 1997, of rule changes governing power increases and other modifications by grandfathered short-spaced FM radio stations. Grandfathered short-spaced stations are those that do not meet the FCC's current requirements for distance separation of FM radio stations operating on the same or adjacent frequencies as the stations were authorized before the adoption of the current spacing rules.

   There is currently pending before the FCC a proposed change in the current rules that could allow some of Big City Radio's stations to increase their power or move their transmitter sites to provide improved coverage within the desired metro area pursuant to "negotiated interference" agreements. Big City Radio cannot predict whether the FCC will adopt such a rule change, and unless and until the FCC changes its rules to permit negotiated interference and the approval of the station modifications are granted, Big City Radio cannot be certain that the new policy would serve to permit increases in Big City Radio's station's coverage areas.

   Changes may made in a broadcast station's channel, station class, which sets the maximum service area of the station, and/or community of license through a request to change the FCC's "Table of Allotments." Big City Radio requested that the FCC change the class of KLYY-FM, Arcadia, California, from class A to B1, which would authorize a larger service area, and to change the frequency of KSYY-FM, Fallbrook, California, from 107.1 MHz to 96.9 MHz. Such changes might require the relocation of the transmitting facilities of these stations. The requested upgrade in class for KLYY-FM is contingent upon the Fallbrook frequency change and other contingencies. The Media Division of the FCC in October 2002 denied Big City Radio's request to change the class of Arcadia, and Big City Radio has appealed this decision to the FCC commissioners. Big City Radio cannot predict whether the FCC commissioners will grant the request that they review and reverse this decision or if the other contingencies will occur.

   Agreements With Other Broadcasters. Over the past several years, a significant number of broadcast licensees, including Big City Radio, have entered into cooperative agreements with other stations in their markets. One typical example is a local marketing agreement between two separately or co owned stations, whereby the licensee of one station programs substantial portions or all of the broadcast day on the other licensee's station, subject to ultimate editorial and other controls being exercised by the latter licensee, and sells advertising time during such program segments for its own account. The FCC has held that local marketing agreements do not per se constitute a transfer of control and are not contrary to the Communications Act, provided that the licensee of the station maintains ultimate responsibility for and control over operations of its broadcast station. As in the case of Big City Radio, typically licensees enter into the local marketing agreement in anticipation of the sale of the station, with the proposed acquirer providing programming for the station while the parties are awaiting the necessary regulatory approvals to the transaction.

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

   The FCC's rules also prohibit a radio licensee from simulcasting more than 25% of its programming on other radio stations in the same broadcast service, such as AM AM or FM FM, whether it owns both stations or operates one or both through a local marketing agreement, where such stations serve substantially the same geographic area as defined by the stations' principal community contours. Big City Radio's stations are not subject to this limitation.

   Proposed Regulatory Changes and Recent Developments.   Congress and the FCC
have under consideration, and may in the future consider and adopt new laws, regulations and policies regarding a wide variety of matters that could, directly or indirectly:

  . affect the operation, programming, technical requirements, ownership and profitability of Big City Radio and its radio broadcast stations;

  . result in the loss of audience share and advertising revenues of Big City Radio's radio broadcast stations;

  . affect the ability of Big City Radio to acquire additional radio broadcast stations or finance such acquisitions;

  . affect cooperative agreements and/or financing arrangements with other radio broadcast licensees;

  . affect Big City Radio's competitive position in relationship to other advertising media in its markets; or

  . affect Big City Radio's ability to exploit its unique technical capabilities and innovative approach to acquiring and using radio broadcast stations.

Such matters include, for example, changes to the license, authorization and renewal process; spectrum use fees; revisions of the FCC's equal employment opportunity rules and other matters relating to minority and female involvement in broadcasting; proposals to change rules or policies relating to political broadcasting; proposals to restrict or prohibit the advertising of beer, wine and other alcoholic beverages on radio; proposals to allow telephone companies to deliver audio and video programming to the home through existing phone lines; changes in the FCC's multiple ownership, alien ownership and cross ownership policies; and proposals to limit the tax deductibility of advertising expenses by advertisers.

   Other matters that could affect Big City Radio include technological innovations and developments generally affecting competition in the mass communications industry. Digital audio radio service, or DARS, provides a medium for the digital delivery of multiple audio programming formats to local and national audiences with sound quality potentially equivalent to compact discs. Satellite DARS employs digital transmissions from satellites directly to fixed, mobile, and/or portable receivers. The FCC has licensed two entities, XM Radio, Inc. and Sirius Satellite Radio, Inc., to provide DARS by satellite, and both companies are presently offering service in selected markets. The FCC is considering what permanent rules to impose on the use of terrestrial repeaters by satellite DARS operators to overcome satellite signal blockage and/or multipath interference. Big City Radio cannot predict what regulations the FCC will adopt regarding terrestrial repeaters and what effect such regulations would have on Big City Radio's business or the operations of its radio stations. Nor can Big City Radio predict the impact of satellite DARS operations by XM Radio and Sirius Satellite Radio on its business. The FCC is also considering various proposals for non-satellite delivered DARS. In October 2002, the FCC adopted a policy authorizing on an interim basis and subject to certain qualifications the use of in-band, on-channel, or IBOC technology for radio stations. IBOC technology permits an AM or FM station to transmit radio programming in both analog and digital formats, or in digital only formats, using the bandwidth that the radio station is currently licensed to use. Such IBOC operations might not be consistent with STMCa operations. It is uncertain what final standards and regulations the FCC will adopt regarding IBOC technology and what effect such standards and regulations would have on Big City Radio's business or the operations of its radio stations. Following its adoption of rules establishing the low-power radio service within the existing FM band, the FCC has begun to authorize low-power radio stations, including stations in California, Illinois and New York. Low-power radio stations operate on a non-commercial basis at power levels below that of full-power FM radio stations, such as those owned by Big City Radio, and low-power radio stations are required to meet specified interference criteria in regards to full-power FM radio stations. Ownership of low-power radio stations is restricted to entities that have no attributable interests in any other broadcast station or other media subject to the FCC's ownership rules. It is not possible to predict what effect, including interference effect, low-power radio stations might have on the operations of Big City Radio's radio stations.

   Streaming of Broadcasts Over the Internet. Big City Radio does not currently make available or "stream" over its internet websites the programming its stations broadcast over the air, although it had done so in the past. In 2002, the Copyright Arbitration Royalty Panel issued a report recommending that the U.S. Copyright Office adopt specified royalty performance fees (retroactive to October 1998) to be paid to the recording industry for streaming by broadcasters and for webcasting by non-broadcasters. The Librarian of Congress adopted a modified royalty payment requirement for streaming and webcasts, with the first payments collected in October 2002. Several broadcasters have appealed the royalty payment requirements, arguing that the rates and terms are confiscatory and unreasonable, and are forcing some broadcasters to cease streaming their programming. Congress has also conducted hearings and has proposed legislation impacting royalty payments. In December 2002, federal legislation was signed into law that authorizes the music industry's principal royalty collector to negotiate binding royalty contracts with small webcasters on behalf of all artists and record labels. It is not possible to predict how the outstanding royalty payment issues involving streaming and webcasting will be resolved or how such resolution would affect Big City Radio's business.

   Although Big City Radio believes the foregoing discussion is sufficient to provide the reader with a general understanding of all material aspects of FCC regulations that affect Big City Radio, it does not purport to be a complete summary of all provisions of the Communications Act or FCC rules and policies. Reference is made to the Communications Act, FCC rules, and the public notices and rulings of the FCC for further information.

           Possible Delisting of Big City Radio Class A Common Stock

   During 2002, Big City Radio's Class A common stock, which is listed on the American Stock Exchange, was subject to a listing review and related proceedings by the Exchange.

   Under the Exchange's requirements as communicated to Big City Radio in connection with these proceedings, Big City Radio's Class A common stock remains subject to delisting due to the fact that after the completion of the auction sale of its radio station properties, Big City Radio would not retain any of its existing assets and, for a period of time, may not continue to be an operating company. Moreover, if Big City Radio

  . consummates some but not all of the asset sales and the other Big City Radio station sales such that it has at least $4 million in stockholders' equity, but does so after March 31, 2003, or

  . consummates some but not all of the asset sales and the other Big City Radio station sales on or before March 31, 2003, but has less than $4 million in stockholders' equity, or

  . consummates some but not all of the asset sales and the other Big City Radio station sales on or before March 31, 2003, but otherwise fails to continue to be an operating company,

then Big City Radio will not satisfy the Exchange's requirements, and its Class A common stock may be subject to delisting. If the Exchange delists Big City Radio's Class A common stock, the liquidity and the market price of its Class A common stock would be adversely affected.

                      Selected Historical Financial Data
                     (In thousands, except per share data)

   The following table presents selected historical financial data and should be read in conjunction with Big City Radio's financial statements and the related notes thereto and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this information statement. The selected balance sheet data as of December 31, 2001 and 2002 and statement of operations data for the years ended December 31, 2000, 2001 and 2002 are derived from Big City Radio's financial statements, which have been audited by KPMG LLP, independent auditors.

   The historical financial results of Big City Radio are not comparable from period to period because of the acquisition and sale of various broadcasting properties by Big City Radio during the periods covered.

                                                                      Year Ended December 31,
                                                     ---------------------------------------------------------
                                                         1998         1999       2000        2001       2002
                                                     (1)(2)(3)(4) (3)(4)(5)(6) (3)(4)(7) (3)(4)(8)(9)  (3)(4)
                                                     ------------ ------------ --------- ------------ --------
Statement of Operations Data:
Gross revenues......................................   $     --     $  3,467   $  6,679    $  4,622   $     --
Net revenues........................................         --        3,152      5,966       4,125         --
Station operating expenses..........................         --        2,405      5,538       4,272         --
Internet operating expenses.........................         --           51      1,457         436         --
Corporate, general and administrative expenses......      2,527        4,320      3,845       3,610      4,717
Employment incentives...............................        808           --         --          --         --
Cost of abandonment of station acquisition
  agreement.........................................         --           --        550          --         --
Impairment loss on goodwill.........................         --           --         --         897         --
Depreciation and amortization.......................         17          425      1,312       1,263        120
Operating loss from continuing operations...........     (3,352)      (4,049)    (6,736)     (6,353)    (4,837)
Gain on sale of stations............................         --          663         --       2,275         --
Other, net..........................................       (138)        (308)      (115)       (173)       (21)
Loss from continuing operations before income
  taxes.............................................       (414)      (1,742)    (6,570)     (4,140)    (4,706)
Income tax benefit, net.............................      1,988           63         63          63      4,284
Income (loss) from continuing operations before
  discontinued operations and extraordinary loss          1,574       (1,679)    (6,507)     (4,077)      (422)
Loss from discontinued operations, net of income tax
  expense of $2,000 in 2002.........................    (18,528)     (24,129)   (24,661)    (26,630)   (27,300)
Extraordinary loss on extinguishment of debt, net of
  income taxes......................................       (495)          --         --          --         --
Net loss............................................   $(17,449)    $(25,808)  $(31,168)   $(30,707)  $(27,722)
Basic and Dilutive Income (loss) per Common
  Share:
   Continuing operations............................   $   0.11     $  (0.12)  $  (0.45)   $  (0.28)  $  (0.03)
   Discontinued operations..........................      (1.32)       (1.71)     (1.70)      (1.84)     (1.88)
   Extraordinary loss...............................      (0.03)          --         --          --         --
                                                       --------     --------   --------    --------   --------
       Net loss.....................................   $  (1.24)    $  (1.83)  $  (2.15)   $  (2.12)  $  (1.91)
                                                       ========     ========   ========    ========   ========

                                                 As of December 31,
                                  ------------------------------------------------
                                    1998     1999      2000     2001(9)   2002(10)
                                  -------- --------  --------  --------  ---------
Balance Sheet Data:
Cash............................. $  5,285 $  2,431  $    862  $  3,194  $     732
Assets held for sale.............       --       --        --        --     79,571
Intangibles, net.................   80,309  113,873   110,476    77,063         --
Total assets.....................  152,082  144,511   129,846   108,445     87,528
Interest payable.................       --       --        --     5,873     15,983
Short-term debt..................    1,287      974        36        79    174,074
Long-term liabilities............  138,227  153,094   170,917   174,420        301
Stockholders' equity (deficiency)    8,391  (15,935)  (46,929)  (77,627)  (105,357)

Adoption of SFAS No. 142

   See Note 2 of Notes to Big City's financial statements for the year ended December 31, 2002 and 2001 included elsewhere in this information statement regarding the effects of Big City Radio's adoption of SFAS No. 142. The following table presents an unaudited reconciliation of previously reported net loss applicable to common stock and basic and diluted loss per share to the amounts adjusted for the exclusion of the amortization of goodwill and Big City Radio's indefinite life intangible assets as if SFAS No. 142 had been adopted as of January 1, 1998.

                                                      Year Ended December 31,
                                         ------------------------------------------------
                                           1998      1999      2000      2001      2002
                                         --------  --------  --------  --------  --------
Reported net loss....................... $(17,449) $(25,808) $(31,168) $(30,707) $(27,722)
Add back: Goodwill amortization.........       --        53       321       319        --
Add back: Broadcast license amortization    1,679     2,512     2,970     2,813        --
                                         --------  --------  --------  --------  --------
Adjusted net loss....................... $(15,770) $(23,243) $(27,877) $(27,575) $(27,722)
                                         ========  ========  ========  ========  ========
Basic and diluted net loss per share:
Reported net loss....................... $  (1.24) $  (1.83) $  (2.15) $  (2.12) $  (1.91)
Add back: Goodwill amortization.........       --        --      0.02      0.02        --
Add back: Broadcast license amortization     0.12      0.18      0.21      0.19        --
                                         --------  --------  --------  --------  --------
Adjusted net loss....................... $  (1.12) $  (1.65) $  (1.92) $  (1.91) $  (1.91)
                                         ========  ========  ========  ========  ========

--------
(1) Big City Radio acquired all of the stock of Radio New Jersey, owner of the FCC licenses of WRNJ-FM and WRNJ-AM, on August 14, 1998. Simultaneously with the closing, Big City Radio sold substantially all of the assets of WRNJ-AM to one of the existing stockholders of Radio New Jersey. The remaining WRNJ-FM operates on 107.1 FM and was added to Big City Radio's New Country Y-107 trimulcast under a local marketing agreement, effective April 28, 1998. The consolidated financial statements include the operations of WRNJ-FM since April 1998.

(2) Big City Radio acquired substantially all of the assets of WCBR-FM and WLRT-FM on August 4 and 7, 1998, respectively. The operations of these stations have been included in the consolidated statements of operations from these dates.

(3) In June 2002, Big City Radio discontinued its publishing operations. The consolidated financial statements for all periods presented have been adjusted to reflect the publishing operations as discontinued operations in accordance with SFAS No. 144.

(4) In December 2002, Big City Radio announced sales of 11 of its 12 radio stations. Big City Radio also intends to sell its remaining station. The assets to be sold, which primarily consist of broadcast licenses and property and equipment, have been classified as held for sale at December 31, 2002. The purchasers of the stations are not assuming any liabilities as part of the transactions. The consolidated financial statements for all periods presented have been adjusted to reflect the sales of assets as discontinued operations in accordance with SFAS No. 144.

(5) Big City Radio acquired substantially all of the assets of WDEK-FM and WLBK-AM on February 25, 1999. The consolidated financial statements include the operations of these stations from that date.

(6) Big City Radio acquired substantially all of the assets of KEDJ-FM and KDDJ-FM on July 31, 1999, KBZR-FM on September 22, 1999 and KMYL-FM on September 29, 1999. The operations of these stations have been included in the consolidated statements of operations from these dates.

(7) Big City Radio acquired substantially all of the assets of United Publishers of Florida, Inc. on November 8, 2000. The consolidated financial statements include the operations of United Publishers of Florida, Inc. from that date.

(8) Big City Radio sold substantially all of the assets of KEDJ-FM, KDDJ-FM, KBZR-FM and KSSL-FM on October 31, 2001. The consolidated financial statements include the operations of these stations from their date of acquisition to October 31, 2001, the date on which they were sold. For the year ended December 31, 2001, the gain on sale of stations represents the gain on sales of these stations.

(9) During 2001, Big City Radio ceased the development and operation of its internet portal, TodoAhora.com. For the year ended December 31, 2001, the impairment loss on goodwill represents the write-off of internet goodwill.

(10) Big City Radio failed to make a semi-annual interest payment on September 15, 2002 on its 111/4% senior discount notes due 2005. As a result of this payment default and an additional default existing under the senior notes, Big City Radio has reclassified the $174 million principal amount of the senior notes as current liabilities in accordance with SFAS No. 78, "Classification of Obligations that are Callable by a Creditor."

  Management's Discussion and Analysis of Financial Condition and Results of
                                  Operations

   The following discussion should be read in conjunction with "Selected Historical Financial Data" and the other financial information appearing elsewhere in this information statement. This discussion contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. See "Forward-Looking Statements" for a discussion of considerations related to such statements.

Results of Operations

   Throughout the period beginning on January 1, 1999, Big City Radio has owned and operated radio stations in three of the largest radio markets in the United States. Big City Radio's radio broadcast properties are located in or adjacent to major metropolitan markets and utilize innovative engineering techniques and low-cost, ratings-driven operating strategies to develop these properties into successful metropolitan radio stations.

   Big City Radio's financial results are dependent on a number of factors, including the general strength of the local and national economies, local market competition, the relative efficiency and effectiveness of radio broadcasting compared to other advertising media, governmental regulation and policies, and Big City Radio's ability to provide popular programming.

   Big City Radio's primary source of revenue is the sale of advertising. Each station's total revenue is determined by the number of advertisements aired by the station and the advertising rates that the station is able to charge. Until it discontinued its publishing operations in June 2002, Big City Radio derived publishing revenues principally from the sale of advertising announcements and from contract graphic design projects.

   Because Big City Radio's strategy has involved developing brand new metropolitan area radio stations, the initial revenue base was zero and subject to factors other than ratings and radio broadcasting seasonality. After a station start-up period, as is typical in the radio broadcasting industry, Big City Radio's first calendar quarter generally would produce the lowest revenues for the year, and the fourth quarter generally would produce the highest revenues for the year. Big City Radio's operating results in any period are affected by the incurrence of advertising and promotional expenses that do not produce commensurate revenues in the period in which the expenses are incurred.

   In each of its markets, Big City Radio seeks to maximize the operating results of its broadcast properties by selecting the most competitively viable formats, engaging experienced and talented management, and optimizing the signal coverages of its transmitting facilities.

   The independent auditors' reports on Big City Radio's financial statements for each of the last three fiscal years have stated that Big City Radio's recurring losses from operations, negative cash flows from operations, stockholders' deficiency and default under the terms of its senior notes raise substantial doubt about Big City Radio's ability to continue as a going concern. Because of the severe constraints on its liquidity, Big City Radio is in default on $174,000,000 principal amount of senior notes. As a result, holders of the requisite amount of the notes have declared the principal and interest on the senior notes to be due and payable, and Big City Radio has agreed with the holders of approximately 75% of the notes to conduct an auction sale of substantially all of its operating properties as soon as practicable for net cash consideration in an amount at least sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes. As of the date of this information statement, Big City Radio owed holders of the senior notes payment of a total of approximately $192,800,000.

   The majority of Big City Radio's broadcast properties are in various stages of development, either as a result of recently granted or pending requests to the FCC for enhancements or upgrades or as a result of having recently changed formats. As a result, since its inception, Big City Radio has incurred substantial net operating losses primarily due to broadcast cash flow deficits associated with the start up of its radio station operations. Big

City Radio's original business plan envisaged that Big City Radio would generate sufficient cash flows from operations to fund its operating requirements and capital needs and to service interest payments on the senior notes when those interest payments first became due. Although Big City Radio sold the senior notes in March 1998, the senior notes were issued at an original issue discount, and no note interest was payable in cash until September 15, 2001. Big City Radio's inability to generate sufficient cash flows from operations to meet all of its cash needs was attributable to a number of factors, including an adverse competitive environment, a downturn in the demand for music industry advertising, which resulted in discontinuation of the internet and publishing businesses, and the reduction in listening levels and resulting ratings for some of Big City Radio's original station formats. Although a change in station formats produced an improvement in net revenues, the enhanced revenues were not sufficient in most markets to offset station operating expenses and other costs.

   Big City Radio's liquidity crisis was precipitated by its lack of ability to generate operating income and its obligation to make semi-annual interest payments of $9,800,000 on its senior notes beginning on March 31, 2001. Although it was able to make the first two such interest payments, Big City Radio had to fund those payments from the proceeds of additional borrowings and the sale of its four Phoenix stations in October 2001. To address its liquidity problems, Big City Radio has sought to reduce expenses by decreasing capital expenditures and expenditures for promotional and programming activities and by reducing corporate, general and administrative expenses through employee terminations. These measures to decrease operating expenses have further limited Big City Radio's ability to compete effectively during a time of industry-wide consolidation and the exposure of smaller, less well-capitalized companies to continued deterioration in the national and regional advertising markets.

Year Ended December 31, 2002 Compared with Year Ended December 31, 2001

   Net Revenues. Net revenues in the year ended December 31, 2002 were $0 compared with $4,125,000 for the year ended December 31, 2001. This decrease was due to Big City Radio's decision in 2002 to discontinue its publishing and radio station operations. As noted elsewhere in this information statement, all publishing and radio station operations discontinued in 2002 have been classified as losses from discontinued operations. The net revenues in 2001 represent net revenues from the Phoenix radio stations for the ten months ended October 31, 2001, which was the date on which Big City Radio sold these stations.

   Station Operating Expenses. Station operating expenses excluding depreciation and amortization for the year ended December 31, 2002 were $0 compared with $4,272,000 in the year ended December 31, 2001 because of the discontinuation of all publishing and radio station operations. The station operating expenses in 2001 were attributable to the Phoenix radio station operations for the ten months ended October 31, 2001, which was the date on which Big City Radio sold these stations.

   Internet Operating Expenses. Internet operating expenses excluding depreciation and amortization for the year ended December 31, 2002 were $0 compared with $436,000 in the year ended December 31, 2001. This decrease was due to the Big City Radio's decision in the second half of 2001 to cease its internet operations.

   Corporate, General and Administrative Expenses. Corporate, general and administrative expenses for the year ended December 31, 2002 were $4,717,000 compared with $3,610,000 for the year ended December 31, 2001, which represented an increase of $1,107,000, or 30.7%. This increase was primarily attributable to the following factors:

  .   higher legal and professional fee expense;

  . Phoenix station expenses of approximately $250,000 incurred in 2002 subsequent to the sale of the Phoenix radio stations, which Big City Radio previously classified as station operating expenses in 2001 during the period of radio station operations in that market; and

  .   higher insurance costs.

This increase was partially offset by lower personnel costs in 2002.

   Impairment Loss on Goodwill. Impairment loss on goodwill for the year ended December 31, 2001 was $897,000. During 2001, Big City Radio decided to cease the development and operation of its internet portal, TodoAhora.com. The impairment loss represented the write-off on the remaining internet goodwill balances.

   Depreciation and Amortization Expenses. Depreciation and amortization expenses for the year ended December 31, 2002 were $120,000 compared with $1,263,000 for the year ended December 31, 2001, which represented a decrease of $1,143,000, or 90.5%. This decrease was primarily attributable to the following factors:

  . the adoption of SFAS No. 142 on January 1, 2002, which eliminated amortization expense for goodwill and intangible assets with indefinite useful lives for the year ended December 31, 2002; and

  . the lack of depreciation and amortization expenses from the Phoenix radio stations in 2002 due to their disposition on October 31, 2001.

   Gain on Sale of Station. Gain on sale of station for the year ended December 31, 2002 was $0 compared to $2,275,000 for the year ended December 31, 2001. The gain on sale in 2001 was attributable to the sale of the Phoenix radio stations in October 2001. There were no station sales in 2002.

   Interest Income. Interest income for the year ended December 31, 2002 was $152,000 compared to $111,000 for the year ended December 31, 2001, which represented an increase of $41,000, or 36.9%. This increase was primarily attributable to higher marketable securities balances as a result of the sale of Phoenix radio stations in October 2001.

   Income Tax Benefit. Income tax benefit for the year ended December 31, 2002 was $4,284,000 compared with $63,000 for the year ended December 31, 2001, which represented an increase of $4,221,000. This increase was attributable to a reduction in the valuation allowance at December 31, 2002 as a result of Big City Radio's adoption of a plan to sell its radio stations and the impact of this plan on the timing of the reversal of certain deferred tax liabilities.

   Loss from Discontinued Operations. Loss from discontinued operations for the year ended December 31, 2002 was $27,300,000 compared with $26,630,000 for the year ended December 31, 2001, which represented an increase of $670,000, or 2.5%. This increase was primarily attributable to an income tax provision expense of approximately $2,000,000 in 2002 related to the difference between book and tax amortization of Big City Radio's FCC licenses. The increase was partially offset by decreased interest expense resulting from a reduction of average total debt balances during 2002 compared to 2001 and facility fees paid to obtain a $15,000,000 bridge loan in October 2001.

   Net Loss. Net loss for the year ended December 31, 2002 was $27,722,000 compared with $30,707,000 for the year ended December 31, 2001, which represented a decrease of $2,985,000, or 9.7%. This decrease was primarily attributable to reduced station operating expenses, reduced internet operating expenses, reduced depreciation and amortization expenses, loss from discontinued operations, the lack of impairment losses on goodwill and the increased income tax benefit. The decrease was partially offset by reduced net revenues, increased corporate, general and administrative expenses and the lack of a gain on radio station sale in 2002 compared to 2001.

Year Ended December 31, 2001 Compared with Year Ended December 31, 2000

   Net Revenues. Net revenues in the year ended December 31, 2001 were $4,125,000 compared with $5,966,000 for the year ended December 31, 2000, which represented a decrease of $1,841,000, or 31%. This decrease was attributable to reduced net revenues at the Phoenix radio stations in 2001 compared to 2000 as a result of the sale of these properties on October 31, 2001.

   Station Operating Expenses. Station operating expenses, excluding depreciation and amortization, for the year ended December 31, 2001 were $4,272,000 compared with $5,538,000 in the year ended December 31,

2000, which represented a decrease of $1,266,000, or 23%. This decrease was due to reduced operating expenses at the Phoenix radio stations in 2001 compared to 2000 as a result of the sale of these properties on October 31, 2001.

   Internet Operating Expenses. Internet operating expenses, excluding depreciation and amortization for the year ended December 31, 2001 were $436,000 compared to $1,457,000 for the year ended December 31, 2000, which represented a decrease of $1,021,000, or 70%. In the second half of 2001, Big City Radio ceased its internet operations.

   Corporate, General and Administrative Expenses. Corporate, general and administrative expenses for the year ended December 31, 2001 were $3,610,000 compared to $3,845,000 for the year ended December 31, 2000, which represented a decrease of $235,000, or 6%. This decrease was primarily attributable to lower personnel costs in 2001.

   Cost of Abandonment of Station Acquisition. Big City Radio incurred cost of abandonment of station acquisition as a result of the cancellation of a signed agreement under which the assets of radio station KLVA FM, Casa Grande, Arizona, would have been exchanged for the assets of radio station KDDJ-FM, Globe, Arizona. Upon execution of the acquisition agreement, Big City Radio deposited $275,000 into an escrow account in April 1999. In February 2000, Big City Radio paid the balance in the escrow account and an additional amount of $275,000, for a total of $550,000, to terminate the agreement. Big City Radio decided to abandon the acquisition in response to a change in the engineering enhancement plan for Big City Radio's Phoenix radio licenses. There were no such expenses in 2001.

   Impairment Loss on Goodwill. Impairment loss on goodwill for the year ended December 31, 2001 was $897,000. During 2001, Big City Radio decided to cease the development and operation of its internet portal, TodoAhora.com. The impairment loss represented the write-off of the remaining internet goodwill balances.

   Depreciation and Amortization Expenses. Depreciation and amortization expenses for the year ended December 31, 2001 were $1,263,000 compared with $1,312,000 for the year ended December 31, 2000, which represented a decrease of $49,000, or 4%. This decrease was due to decreased depreciation and amortization expenses relating to the Phoenix radio stations, which were sold on October 31, 2001.

   Gain on Sale of Station. Gain on sale of station was $2,275,000 for the year ended December 31, 2001. The gain on sale resulted from the sale of the Phoenix radio stations in October 2001.

   Interest Income. Interest income for the year ended December 31, 2001 was $111,000 compared to $281,000 for the year ended December 31, 2000, which represented a decrease of $170,000, or 60%. This decrease was due primarily to a decline in marketable securities balances as a result of the application of previously invested funds to operations.

   Loss from Discontinued Operations. Loss from discontinued operations for the year ended December 31, 2001 was $26,630,000 compared with $24,661,000 for the year ended December 31, 2000, which represented an increase of $1,969,000, or 8.0%. This increase was primarily attributable to an increase in interest expense resulting from an increased average total debt during 2001 and facility fees paid to obtain a $15,000,000 bridge loan in October 2001, and increased operating losses at the New York radio station. This increase was partially offset by increased operating income from the Los Angeles and Chicago radio stations.

   Net Loss. Net loss for the year ended December 31, 2001 was $30,707,000 compared with $31,168,000 for the year ended December 31, 2000, which represented a decrease of $461,000, or 1.5%. This decrease was primarily attributable to the gain on the sale of the Phoenix stations, a reduced loss from discontinued operations, reduced station operating expenses, reduced internet operating expenses, the absence of the $550,000 cancellation charge related to the KLVA-FM acquisition, and reduced corporate, general and administrative expenses. The decrease was partially offset by reduced net revenues, an impairment loss on internet goodwill and reduced interest income.

   Inflation.   Inflation did not have a material impact on Big City Radio's operating results in 2000, 2001 or 2002.

Liquidity and Capital Resources

   As of February 1, 2003, Big City Radio had available approximately $0.9 million of cash, cash equivalents and marketable securities. Big City Radio's existing sources of liquidity are insufficient to enable it to service its current indebtedness and to meet its operating requirements and capital needs. The independent auditors' report on Big City Radio's financial statements for the year ended December 31, 2002 states that Big City Radio's recurring losses from operations and negative cash flows from operations raise substantial doubt about Big City Radio's ability to continue as a going concern. As discussed below and elsewhere in this information statement, because of the severe constraints on its liquidity, Big City Radio has failed to make payments due on the senior notes. As a result, holders of the requisite amount of the notes have declared the principal and interest on the senior notes to be due and payable, and Big City Radio has agreed with the holders of approximately 75% of the notes to conduct an auction sale of its radio stations as soon as practicable for net cash consideration in an amount at least sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes.

   Big City Radio has incurred substantial net losses since inception primarily due to broadcast cash flow deficits characteristic of the start up of radio stations. In addition, since the majority of its broadcast properties are in various stages of development, either as a result of pending FCC applications and their appeals that, if granted, will permit Big City Radio to effect engineering enhancements or upgrades, or as a result of having recently changed formats, Big City Radio expects to generate significant net losses for the foreseeable future.

   As a result of these factors, Big City Radio has met its working capital needs primarily through borrowings, including loans from Big City Radio's principal stockholders, Stuart and Anita Subotnick, loans under credit facilities, and proceeds from the issuance of the senior notes in March 1998. Since October 31, 2001, Big City Radio has met its working capital needs primarily from the proceeds of the sale of Big City Radio's Phoenix radio stations which it completed on that date.

   Cash Flows From Operating Activities. In each of the years ended December 31, 2002, 2001 and 2000, Big City Radio used cash in its operations. In the year ended December 31, 2002, cash used in operations related primarily to corporate, general and administrative activities and was offset by the collection of receivables, less payments to creditors relating to the operations of the Phoenix radio stations, which were sold on October 31, 2001. In the year ended December 31, 2001, cash used in operations related primarily to corporate, general and administrative activities, losses from the internet operations, and operating losses of the Phoenix radio stations in the ten months ended October 31, 2001. In the year ended December 31, 2000, cash used in operations related primarily to corporate, general and administrative activities, losses from the internet operations and the cost of abandonment of a radio station purchase, and was partially offset by operating income from the Phoenix radio stations.

   Cash Flows From Investing Activities. Capital expenditures made in continuing operations, excluding acquisitions of radio stations, were $0 in the year ended December 31, 2002, $121,000 in the year ended December 31, 2001 and $895,000 in the year ended December 31, 2000. In the year ended December 31, 2001, capital expenditures primarily consisted of the replacement of studio, transmission and computer equipment. In the year ended December 31, 2000, capital expenditures primarily reflected costs incurred at the Phoenix stations for technical improvements, the upgrade and expansion of studio broadcast facilities, and the purchase of promotional vehicles. Capital expenditures in 2000 were also applied to the purchase of furniture, fixtures and computer equipment for the internet and publishing operations. In the year ended December 31, 2002, Big City Radio sold $13,139,000 of marketable securities to generate cash for general working capital and interest payments on the senior notes. In the year ended December 31, 2001, Big City Radio purchased $15,000,000 of marketable securities, sold $1,895,000 to generate cash for general working capital purposes and sold its Phoenix radio stations for $32,692,000. In the year ended December 31, 2000, Big City Radio sold $5,964,000 of marketable securities to generate cash for general working capital purposes.

   Cash Flows From Financing Activities. Big City Radio completed a sale of $174,000,000 aggregate principal amount at maturity of senior notes on March 17, 1998, generating approximately $125,400,000 of gross proceeds. Big City Radio used approximately $32,600,000 of these proceeds to repay outstanding indebtedness under a credit facility with The Chase Manhattan Bank entered into in 1996. Big City Radio used the proceeds of the senior notes offering to finance the acquisition costs of radio station properties and for general working capital purposes.

   The senior notes were issued at an original issue discount and accreted in value until March 15, 2001 at a rate of 11 1/4% per annum, compounded semi-annually to an aggregate principal amount of $174,000,000. Cash interest began accruing on the senior notes on March 15, 2001 at a rate of 11 1/4% per annum and is payable in cash semi-annually, each March 15 and September 15 through and including March 15, 2005. The senior notes will mature on March 15, 2005, but may be redeemed at the option of Big City Radio, in whole or in part, at a redemption price of 105.625%, 102.813% or 100.000% if redeemed during the 12-month period commencing on March 15, 2002, March 15, 2003 and on and after March 15, 2004, respectively.

   Holders of the senior notes have the right to require Big City Radio to repurchase their senior notes upon a "change of control" of Big City Radio, as defined in the indenture governing the senior notes, at a price equal to 101% of the principal amount of such notes. A "change of control" for purposes of the senior notes is deemed to occur:

  . when any person other than Stuart and Anita Subotnick, officers and members of Big City Radio's management as of March 17, 1998 and their respective family members, relatives and trusts becomes the beneficial owner of more than 35% of the total voting power of Big City Radio's capital stock and the foregoing permitted holders own in the aggregate a lesser percentage of such voting power and do not have the right or ability to designate for election a majority of the board of directors;

  .   upon specified changes in the composition of the board of directors;

  . upon the occurrence of a sale, lease, transfer, conveyance or other disposition to any person of all or substantially all of the assets of Big City Radio taken as a whole; or

  . upon the adoption by the stockholders of a plan for the liquidation or dissolution of Big City Radio.

   Payments under the senior notes are guaranteed on a senior unsecured basis by Big City Radio's "restricted subsidiaries," as defined in the indenture governing the senior notes. As of December 31, 2002, all of Big City Radio's subsidiaries were restricted subsidiaries. The senior notes contain financial and operational covenants with which Big City Radio and its restricted subsidiaries must comply, including covenants restricting the incurrence of additional indebtedness, investments, payment of dividends on and redemption of capital stock, redemption of specified subordinated obligations, sales of assets and the use of proceeds therefrom, transactions with affiliates, creation and existence of liens, the types of businesses in which Big City Radio may operate, asset swaps, distributions from restricted subsidiaries, sales of capital stock of restricted subsidiaries, and consolidations, mergers and transfers of all or substantially all of Big City Radio's assets. The senior notes contain customary events of default, including payment defaults and default in the performance of other covenants, specified bankruptcy defaults, cross defaults to other indebtedness and to judgments, and failure of a subsidiary guarantee to be in full force and effect.

   In connection with the consummation of the senior notes offering, Big City Radio entered into a revolving credit facility with The Chase Manhattan Bank providing for up to $15,000,000 of borrowings based upon a multiple of the positive rolling four-quarter broadcast cash flow of Big City Radio's stations and subject to compliance with specified financial and operational covenants. The revolving credit facility was to mature on March 17, 2003. At December 31, 2000, Big City Radio was in compliance with all material covenants and restrictions under the revolving credit facility, with the exception that, in violation of one such covenant, the independent auditors' report on Big City Radio's financial statements for the year ended December 31, 2000 included a "going concern" paragraph. In April 2001, the lender declined to permit Big City Radio to draw under the revolving credit facility due to Big City Radio's violation of the foregoing covenant. As a result of its inability to draw under the revolving credit facility, Big City Radio issued a promissory note in May 2001 to borrow up to $5,000,000 from Stuart Subotnick, a principal stockholder, in order to meet its short-term working capital needs. The amount outstanding under this note, which was payable on demand, bore interest equal to JP Morgan Chase Bank's prime rate plus 2.0%.

   Cash interest commenced accruing on the senior notes on March 15, 2001 and semi-annual cash interest payments of $9,800,000 commenced on September 15, 2001. Big City Radio failed to make the initial semi-annual interest payment when due on September 15, 2001. In order to obtain the funds to make this payment within the 30-day grace period provided under the indenture, Big City Radio obtained a bridge loan in the amount of $15,000,000 by the assignment of Big City Radio's revolving credit facility from the lender thereunder to a new lender. The bridge loan was secured to the same extent as the revolving credit facility and bore interest at the rate of LIBOR plus 3.0%, or a base rate plus 2.0%, at the option of Big City Radio. Big City Radio used the net proceeds of the bridge loan to pay the semi-annual interest on the senior notes due on September 15, 2001, together with applicable additional interest thereon, and to repay $2,235,000 of principal indebtedness and $51,000 of interest incurred under the promissory note issued to Mr. Subotnick in May 2001. Big City Radio repaid the bridge loan on October 31, 2001 with a portion of the proceeds from the sale of the Phoenix radio station properties, as discussed below. Big City Radio currently does not have a credit facility.

   On October 31, 2001, Big City Radio completed the sale of its four Phoenix radio properties to Hispanic Broadcasting Corporation for a cash price of $34,000,000. The indenture governing the senior notes permits Big City Radio to reinvest the approximately $18,000,000 of proceeds which remained from the sale of the Phoenix stations after the repayment of the bridge loan in broadcast assets for a period of up to one year from the date of these asset sales. Thereafter, any net proceeds that are not timely reinvested in broadcast assets must be used to make an offer to repurchase senior notes. As described above, Big City Radio used a portion of the proceeds to repay indebtedness under the bridge loan and to fund the semi-annual interest payment due on the senior notes on March 15, 2002. Big City Radio has been using the remaining proceeds to fund its ongoing operations, and has not reinvested such proceeds in broadcast assets. Big City Radio has not made the required offer to repurchase senior notes, because it does not have sufficient cash resources to consummate such an offer. Its failure to make an offer to repurchase constitutes an event of default under the indenture.

   Big City Radio failed to make the semi-annual interest payment of $9,800,000 due on the senior notes on September 15, 2002. Big City Radio's cash resources were insufficient to enable Big City Radio to make the semi-annual interest payment within the 30-day grace period provided under the indenture. The grace period expired on October 15, 2002, thereby resulting in an additional event of default under the indenture. On October 17, 2002, pursuant to the indenture, holders of the senior notes delivered an acceleration notice to Big City Radio declaring the principal and interest on all of the senior notes to be immediately due and payable.

   As described elsewhere in this information statement, Big City Radio has evaluated its strategic alternatives and the most efficient use of its capital. These alternatives include the sale of Big City Radio's broadcast assets and, depending on market conditions, debt and/or equity financing, and purchasing, restructuring, recapitalizing, refinancing or otherwise retiring certain of Big City Radio's securities in the open market or by other means, in each case subject to the restrictions contained in the indenture governing the senior notes. On November 4, 2002, Big City Radio announced it had retained Jorgenson Broadcast Brokerage to market and conduct an auction sale of all of Big City Radio's radio stations. As discussed below, proceeds from any sales of the stations will be applied first to repay the senior notes.

   Big City Radio, the subsidiary guarantors of the senior notes, and the holders of approximately $128,000,000 in principal amount of the senior notes, acting through an ad hoc committee of noteholders, entered into a forbearance agreement on November 13, 2002. Under the forbearance agreement, the signatory noteholders have agreed to forbear, through January 31, 2003, from taking, initiating or continuing any action to enforce Big City Radio's payment obligations under the senior notes, including, without limitation, any involuntary bankruptcy filing against Big City Radio, or against any property, officers, directors, employees or agents of Big City Radio to collect on or enforce payment of any indebtedness or obligations, or to otherwise assert any claims or causes of action seeking payment under the senior notes, in each case arising under or relating to the payment default or the default arising from the failure to make the required offer to repurchase senior notes or other existing defaults known to the signatory noteholders as of November 13, 2002. Under the forbearance agreement, Big City Radio agreed to conduct the auction of its radio stations in a good faith manner designed to sell the assets as soon as practicable for net cash consideration in an amount at least sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes. If signatory noteholders reasonably believe that Big City Radio is not conducting the auction process in good faith or is not operating or managing the business and financial affairs of Big City Radio in good faith in the ordinary course and consistent with past practices, they may notify Big City Radio in writing and may elect to terminate the forbearance agreement. Big City Radio further has agreed not to pay, discharge or satisfy any liability or obligation except for obligations reflected on Big City Radio's balance sheet as of December 31, 2001 or incurred in the ordinary course since that date which are paid, discharged or satisfied for fair and equivalent value in the ordinary course of business and consistent with past practices. The forbearance agreement will not prevent the trustee under the indenture or noteholders that are not parties to the forbearance agreement from pursuing remedies under the indenture.

   Big City Radio and the noteholders executed an amendment to the forbearance agreement as of January 14, 2003, in which the expiration date of the forbearance period was extended from January 31, 2003 through and including March 31, 2003. The forbearance agreement was further amended to provide that:

  . Big City Radio will pay the noteholders the net cash proceeds of any asset sale within five business days after the completion of such asset sale, until such time as the noteholders have received cash in an amount equal to all principal of, and accrued and unpaid interest on, the senior notes;

  . the forbearance agreement may be terminated by either Big City Radio or the ad hoc committee upon written notice if

      . any party to the forbearance agreement fails to perform any of its obligations, or breaches any of its representations, covenants or warranties, under the forbearance agreement,

      . Big City Radio or any party to any asset purchase agreement for any asset sale which Big City Radio had publicly announced on or before January 6, 2003, including the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, breaches any representation, warranty or covenant in such asset purchase agreement, and does not cure such breach within ten days, or

      . one or more of the asset purchase agreements is terminated or modified in any material respect; and

  . Big City Radio must immediately notify the ad hoc committee by written notice of

      .  any breach by Big City Radio of the forbearance agreement,

      . any breach by Big City Radio or any other party of any of the foregoing asset purchase agreements, whether or not such breach is curable, and

      . any termination by Big City Radio or any other party thereto of any of such asset purchase agreements.

In addition, the forbearance agreement provides that it will automatically terminate upon the filing of a voluntary or involuntary petition under the insolvency or bankruptcy laws of the United States or any state with respect to Big City Radio, except that, upon the filing of an involuntary bankruptcy petition by unaffiliated, arm's length creditors, Big City Radio will have a period of ten days to obtain the dismissal or withdrawal of such a petition before the forbearance agreement terminates as a result of the filing.

   If Big City Radio completes the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, it will receive gross cash proceeds of approximately $197,900,000. Under the senior notes forbearance agreement described above, Big City Radio will be obligated to apply the net proceeds of the asset sales first to pay the principal amount of the senior notes and all accrued and unpaid interest thereon through the date of such payment. As of the date of this information statement, Big City Radio owed holders of the senior notes payment of a total
of approximately $        , consisting of $174,000,000 of principal and
approximately $         of accrued and unpaid interest.

   Big City Radio will apply any remaining net proceeds from the asset sales to Nassau Broadcasting, Spanish Broadcasting and Hispanic Broadcasting and the other Big City Radio station sales, together with its other liquidity sources, to pay expenses relating to the those sales, including employee severance amounts, tax liabilities and expenses associated with termination of contracts not assumed by the buyers, as well as trade payables and other operating expenses.

   If Big City Radio completes its pending station sales and sells the sole station that was not subject to a binding purchase agreement as of the date of this information statement, it will have disposed of substantially all of its operating properties. Its principal sources of liquidity will then consist of cash on hand, including any remaining proceeds of the station sales, and amounts earned on its investment of such cash, and collections of trade receivables, which amounted to approximately $1,900,000 as of December 31, 2002. Big City Radio also may seek to obtain additional liquidity by selling shares of the Entravision Class A common stock it will receive upon completion of the radio station sale to Entravision. Assuming the closing of its pending station sales, Big City Radio believes that these liquidity sources will be sufficient to meet its short-term cash needs. The amount and nature of Big City Radio's long-term liquidity needs will depend on, among other things, a decision by the board of directors regarding future operations, if any, of Big City Radio. As of the date of this information statement, the board of directors has not determined the uses to which Big City Radio will apply any cash or other assets remaining after it has repaid the senior notes and its other liabilities. This determination will depend on various factors, a number of which are not within Big City Radio's control, including whether the asset sales are completed, the dates on which the sales are completed and the amount of Big City Radio's obligations that must be paid with the proceeds of the sales.

   If some of the radio station sales are not completed, and the holders of the senior notes continue to forbear from exercising their remedies, Big City Radio will attempt to continue to finance its operations and obligations while it seeks new buyers for its unsold stations. Big City Radio's principal sources of liquidity would then consist of cash on hand and operating revenues of stations no longer subject to time brokerage agreements with potential purchasers. Big City Radio would seek to manage its operating expense levels by further reducing corporate, general and administrative expenses and expenditures for promotional and programming activities.

   If Big City Radio is not successful in selling the stations at all or selling the stations at prices sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes, Big City Radio will consider other strategic alternatives, including filing for protection from its creditors under the United States bankruptcy code. Because events of default exist under the indenture governing the senior notes, Big City Radio also could be subject to an involuntary filing under the bankruptcy code initiated by noteholders or other creditors.

   Cash Used In Discontinued Operations. Big City Radio used cash in its discontinued operations in each of the years ended December 31, 2002, 2001 and 2000. In the years ended December 31, 2002 and 2001, Big City Radio used the cash primarily to make interest payments on the senior notes and to fund operating cash deficits in the New York and Chicago station operations. In the year ended December 31, 2000, Big City Radio used cash to fund operating cash deficits in the Los Angeles, New York and Chicago station operations.

Contractual Obligations and Commitments

   As of December 31, 2002, Big City Radio's contractual obligations and commitments were as follows:

                      Senior Notes       Operating  Employment
                (Principal and Interest)  Leases    Contracts     Total
                ------------------------ ---------- ---------- ------------
     2003......       $189,983,000        1,652,000   804,000   192,439,000
     2004......                 --        1,089,000    46,000     1,135,000
     2005......                 --          649,000        --       649,000
     2006......                 --          446,000        --       446,000
     Thereafter                 --          704,000        --       704,000
                      ------------       ----------  --------  ------------
                      $189,983,000       $4,540,000  $850,000  $195,373,000
                      ============       ==========  ========  ============

Critical Accounting Policies and Material Estimates

   Big City Radio's discussion and analysis of its financial condition and results of operations are based upon its consolidated financial statements, which have been prepared in accordance with the accounting principles generally accepted in the United States. The preparation of these financial statements requires Big City Radio to make estimates and judgments that affected the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, Big City Radio evaluates its estimates, including those to broadcast rights, bad debts, intangible assets, income taxes, and contingencies and litigation. Big City Radio bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Big City Radio believes the following critical accounting policies affect its more significant judgment and estimates used in the preparation of its consolidated financial statements.

   Big City Radio records revenue from the sale of airtime related to advertising and contracted time at the time of broadcast. Big City Radio maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Big City Radio utilizes information available to Big City Radio, including the timing of payments and the financial condition of its customers, to estimate the allowance for doubtful accounts. If the financial condition of Big City Radio's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. Big City Radio does not have a significant concentration of accounts receivable from one customer or industry segment.

Recent Accounting Pronouncements

   Business Combinations and Goodwill and Other Intangible Assets. In July 2001, the Financial Accounting Standards Board, or FASB, issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 as well as all purchase method business combinations completed after June 30, 2001. SFAS No. 141 also specifies criteria that intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill, noting that any purchase price allocable to an assembled workforce may not be accounted for separately. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

   Big City Radio adopted SFAS No. 141 and SFAS No. 142 effective January 1, 2002. Any goodwill and any intangible asset determined to have an indefinite useful life that was acquired in a purchase business combination completed after June 30, 2001 will not be amortized, but will continue to be evaluated for impairment in accordance with the appropriate pre-SFAS No. 142 accounting literature. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 have been amortized through December 31, 2001.

   SFAS No. 141 requires that upon adoption of SFAS No. 142, Big City Radio evaluate its existing intangible assets and goodwill that was acquired in a prior purchase business combination, and make any necessary reclassifications in order to conform with the new criteria in SFAS No. 141 for recognition apart from goodwill. Upon adoption of SFAS No. 142, Big City Radio reassessed the useful lives and residual values of all intangible assets acquired in business combinations accounted for using the purchase method. In addition, to the extent Big City Radio identified an intangible asset as having an indefinite useful life, Big City Radio was required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Any impairment loss would have been measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle. No significant adjustments or impairment losses resulted from the adoption of SFAS No. 141 and SFAS No. 142.

   In connection with the transitional goodwill impairment evaluation, SFAS
No. 142 required Big City Radio to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. To accomplish this, Big City Radio identified its reporting units and determined the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of adoption. As each reporting unit's carrying amount did not exceed its fair value, there was no indication that the reporting unit's goodwill may be impaired and Big City Radio was not required to perform the second step of the transitional impairment test, in which Big City Radio would compare the implied fair value of the reporting unit's goodwill, determined by allocating the reporting unit's fair value to all of its assets, recognized and unrecognized, and liabilities in a manner similar to a purchase price allocation in accordance with SFAS No. 141, to its carrying amount, both of which would be measured as of the date of adoption. Any transitional impairment loss was required to be recognized as the cumulative effect of a change in accounting principle in Big City Radio's statement of earnings. No such loss resulted from Big City Radio's adoption of SFAS No. 142.

   In accordance with SFAS No. 142, Big City Radio discontinued the amortization of goodwill and intangible assets, consisting of a broadcast license, effective January 1, 2002. During the quarter ended March 31, 2002, Big City Radio completed the transitional impairment test, which did not result in impairment of recorded intangible assets. In June 2002, Big City Radio ceased the operation of its publishing operations, and wrote off the remaining $108,000 of goodwill associated with such operations. During the fourth quarter of 2002, Big City Radio made the decision to sell its broadcast licenses. In accordance with SFAS No. 144, these licenses are reported as assets held for sale. Big City Radio compared the licenses' carrying value to their fair value, less the estimated cost to sell them. The fair value of the stations were based on asset sales agreements for 11 of the 12 stations, and an estimate for the remaining station, based on offers received during the auction process. This review of the carrying value of Big City Radio's intangible assets resulted in a charge of $630,000 relating to the impairment in value of some of its FCC broadcast licenses. As of December 31, 2002, Big City Radio has no remaining unamortized goodwill, and has unamortized broadcast licenses in the amount of $76,955,000.

   Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of. In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS No. 144"), which supersedes both SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("SFAS No. 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("Opinion 30"), for the disposal of a segment of a business (as previously defined in that Opinion). SFAS No. 144 retains the fundamental provisions in SFAS No. 121 for recognizing and measuring impairment losses on long-lived assets held for use and long-lived assets to be disposed of by sale, while also resolving significant implementation issues associated with SFAS No. 121. For example, SFAS No. 144 provides guidance on how a long-lived asset that is used as part of a group should be evaluated for impairment, establishes criteria for when a long-lived asset is held for sale, and prescribes the accounting for a long-lived asset that will be disposed of other than by sale. SFAS No. 144 retains the basic provisions of Opinion 30 on how to present discontinued operations in the income statement but broadens that presentation to include a component of an entity, rather than a segment of a business. Unlike SFAS No. 121, an impairment assessment under SFAS No. 144 will never result in a write-down of goodwill. Rather, goodwill is evaluated for impairment under SFAS No. 142.

   Big City Radio adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not have a material impact on the financial position, cash flows or results of operations of Big City Radio. Big City Radio discontinued its publishing operations during June 2002. This was treated as a discontinued operation under SFAS No. 144. In December 2002, Big City Radio announced sales of 11 of its 12 radio stations. Big City Radio also intends to sell its remaining station. Big City Radio's consolidated financial statements for all periods presented have been adjusted to reflect the sales of assets as discontinued operations in accordance with SFAS No. 144.

   Accounting for Costs Associated with Exit or Disposal Activities. In June 2002, the Financial Accounting Standards Board issued FASB Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146"), which nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("Issue 94-3").

   The principal difference between SFAS No. 146 and Issue 94-3 relates to the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3, a liability for an exit cost as defined in Issue 94-3 was recognized at the date of an entity's commitment to an exit plan. Under SFAS No. 146, a commitment to a plan, by itself, does not create a present obligation to others that meets the definition of a liability. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability.

   Big City Radio is required to adopt SFAS No. 146 on exit and disposal activities that are initiated after December 31, 2002, with early application encouraged. Big City Radio will adopt SFAS No. 146 with respect to those activities after December 31, 2002. Big City Radio does not currently expect a material impact on its financial position, cash flow or results of operations in connection with its adoption of SFAS No. 146.

          Quantitative and Qualitative Disclosures About Market Risk

   Big City Radio is exposed to the impact of interest rate changes and the change in the market values of its investments.

   Big City Radio's exposure to market rate risk for changes in interest rates relates primarily to Big City Radio's investment portfolio. Big City Radio has not used derivative financial instruments in its investment portfolio. Big City Radio invests its excess cash in debt instruments of the U.S. Government and its agencies and, by policy, limits the amount of credit exposure to any one issuer. Big City Radio protects and preserves its invested funds by limiting default, market and reinvestment risk.

   Investments in fixed-rate, interest-earning instruments carry a degree a of interest rate risk. The fair value of fixed-rate securities may be adversely affected by a rise in interest rates. Big City Radio may suffer losses in principal if forced to sell securities which have declined in market value due to changes in interest rates.

        Security Ownership of Certain Beneficial Owners and Management

   The table presented on the following page shows information regarding the beneficial ownership of Big City Radio's two outstanding classes of voting securities as of February 19, 2003 by:

  . each person known by Big City Radio to own beneficially more than 5% of the outstanding shares of any class of Big City Radio's outstanding voting securities;

  .   each director of Big City Radio;

  . Big City Radio's Chief Executive Officer and its three executive officers whose total annual salary and bonus exceeded $100,000 in 2002; and

  .   all of the directors and executive officers of Big City Radio as a group.

   Big City Radio's outstanding voting securities consist of its Class A common stock and Class B common stock. As of February 19, 2003, 6,226,817 shares of Class A common stock and 8,250,458 shares of Class B common stock were outstanding.

   Stockholders of Big City Radio are entitled to one vote for each share of Class A common stock held and to ten votes for each share of Class B common stock held. In addition, holders of Big City Radio's Class B common stock are entitled to vote as a separate class to elect a majority of the members of Big City Radio's board of directors.

   The information presented below regarding beneficial ownership of Big City Radio's voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Big City Radio believes that the beneficial owners of Big City Radio's common stock listed below have sole voting and investment power with respect to the shares shown. Except as otherwise indicated below, the address for each 5% stockholder is c/o Big City Radio, Inc., 1888 Century Park East, Suite 212, Los Angeles, California 90067.

   The number of shares of Class A common stock shown as beneficially owned by a Big City Radio stockholder as of February 19, 2003 includes the number of shares of Class A common stock the stockholder would acquire as a result of the conversion of the shares of Class B common stock beneficially owned by the stockholder as of that date. Shares of Big City Radio's Class B common stock are convertible at any time into shares of Class A common stock on a one-for-one basis at the holder's option.

   All of the options included in the beneficial ownership of the Big City Radio directors and executive officers below are exercisable at a price equal to or greater than $3.5625 per share.

                                                        Big City Radio Common Stock
                                                    -----------------------------------
                                                         Class A           Class B
                                                      Common Stock      Common Stock    Percent of Voting
                                                    ----------------- ----------------- Power as a Single
Name of Beneficial Owner                             Number   Percent  Number   Percent       Class
------------------------                            --------- ------- --------- ------- -----------------
Directors and Executive Officers:
Charles M. Fernandez...............................   530,000   8.2          --    --            *
Michael H. Boyer...................................    25,000     *          --    --            *
Silvia Kessel......................................   102,140   1.6          --    --            *
David A. Persing...................................        --    --          --    --            *
Anita and Stuart Subotnick......................... 8,424,493  57.7   8,200,458  99.4         92.4
Bryan Subotnick....................................   195,000   3.0      10,000     *            *
Paul R. Thomson....................................   190,000   3.0          --    --            *
Leonard White......................................    25,000     *          --    --            *
Kenneth A. Horowitz................................        --    --          --    --            *
All directors and executive officers as a group (10
  persons)......................................... 9,491,633  61.7   8,210,458  99.5         92.9
Other Stockholders:
Farallon Capital Management, L.L.C.................
Farallon Partners L.L.C............................   319,000   5.1          --    --            *
Phillip Frost, M.D.................................   550,400   8.8          --    --            *
Gilder, Gagnon, Howe & Co..........................   516,575   8.3          --    --            *
Michael Kakoyiannis................................   871,700  14.0          --    --            *
Earle I. Mack...................................... 1,465,700  23.5          --    --          1.7

--------
*  Less than one percent.

   The shares of Class A common stock shown as beneficially owned by Charles M. Fernandez include 250,000 shares that Mr. Fernandez has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares of Class A common stock shown as beneficially owned by Michael H. Boyer include 25,000 shares that Mr. Boyer has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares of Class A common stock shown as beneficially owned by Silvia Kessel include 95,000 shares that Ms. Kessel has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares of Class A common stock shown as beneficially owned by each of Anita Subotnick and Stuart Subotnick include 38,300 shares of Class A common stock, 8,200,458 shares of Class B common stock beneficially owned by Mr. and Mrs. Subotnick that are convertible into shares of Class A common stock on a one-for-one basis, 180,000 shares of Class A common stock that Mr. and Mrs. Subotnick have the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options and 5,735 shares of Class A common stock held by Mr. and Mrs. Subotnick as custodian for their grandchildren's account pursuant to the New York Uniform Gift to Minors Act. Of the shares of Class B common stock shown as beneficially owned by Mr. and Mrs. Subotnick, 2,000,000 shares are held of record by Subotnick Partners, L.P., of which Mrs. Subotnick is general partner and Mr. Subotnick is a limited partner. Mr. and Mrs. Subotnick share voting and investment power with respect to all of the shares shown.

   The shares of Class A common stock shown as beneficially owned by Bryan Subotnick include 10,000 shares of Class B common stock beneficially owned by Mr. Subotnick that are convertible into shares of

Class A common stock on a one-for-one basis and a total of 185,000 shares of Class A common stock that Mr. Subotnick has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares of Class A common stock shown as beneficially owned by Paul R. Thomson include 184,000 shares that Mr. Thomson has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares of Class A common stock shown as beneficially owned by Leonard White include 25,000 shares that Mr. White has the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The shares shown as beneficially owned by all directors and executive officers as a group include the following: 8,210,458 shares of Class B common stock that are beneficially owned by all directors and executive officers and that are convertible into shares of Class A common stock on a one-for-one basis; and 943,000 shares which all directors and executive officers as a group have the right to purchase within 60 days after February 19, 2003 pursuant to the exercise of stock options.

   The information concerning Farallon Partners, L.L.C. and Farallon Capital Management, L.L.C. is based upon a statement on Schedule 13G filed with the SEC on February 6, 2003. The number of shares includes 153,700 shares held by accounts managed by Farallon Capital Management, L.L.C. and 165,300 shares held by limited partnerships for which Farallon Partners, L.L.C. is the general partner. Farallon Capital Management, as the investment advisor to the managed accounts, may be deemed to have shared voting and investment power with respect to the 153,700 shares held by the managed accounts. Farallon Partners, L.L.C., as the general partner of the limited partnerships, may be deemed to have shared voting and investment power with respect to the 165,300 shares held by the limited partnerships. David I. Cohen, Joseph F. Downes, William F. Duhamel, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Thomas F. Steyer and Mark C. Wehrly, as managing members of both the general partner and the investment advisor, may be deemed to have shared voting and investment power with respect to all of such shares. Each of these persons and entities disclaims any beneficial ownership of any such shares. The address of each of these persons and entities is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 1325, San Francisco, California 94111.

   The information concerning Phillip Frost, M.D. is based upon a statement on
Schedule 13G/A filed with the SEC on February 18, 2003. Dr. Frost shares voting and investment power with respect to all of the shares shown with Frost Gamma Limited Partnership, Frost Gamma Inc., Frost Nevada Limited Partnership and Frost Nevada Corporation. As the sole limited partner of Frost Gamma Limited Partnership and Frost Nevada Limited Partnership and the sole shareholder of Frost Gamma Inc. and Frost Nevada Corporation, Dr. Frost may be deemed to be the beneficial owner of the shares shown. Frost Gamma Inc. is the general partner of Frost Gamma Limited Partnership and Frost Nevada Corporation is the general partner of Frost Nevada Limited Partnership. Dr. Frost reports that record ownership of the shares shown may be transferred from time to time among any or all of the foregoing entities. The address of Dr. Frost is 4400 Biscayne Blvd., Miami, Florida 33137.

   The information concerning Gilder, Gagnon, Howe & Co., a broker-dealer registered under Section 15 of the Exchange Act, is based upon a statement on
Schedule 13G filed with the SEC on February 15, 2000. The address of Gilder, Gagnon, Howe & Co is 1775 Broadway, 26th Floor, New York, New York 10019.

   The information concerning Michael Kakoyiannis is based upon a statement on
Schedule 13G/A filed with the SEC on February 14, 2001 and subsequent Form 144 filings. The address of Mr. Kakoyiannis is 183 Cambridge Avenue, Garden City, New York 11530.

   The information concerning Earle I. Mack is based upon a statement on
Schedule 13G filed with the SEC on January 12, 2001. The address of Mr. Mack is 370 West Passaic Street, Rochelle Park, New Jersey 07662.

                     Market Price and Dividend Information

   Big City Radio's Class A common stock is listed and traded on the American Stock Exchange under the symbol "YFM." The following table sets forth the range of high and low sales prices as reported by the American Stock Exchange for the Class A common stock for the periods indicated.

                                                        High   Low
                                                        ----- -----
             Year Ended December 31, 2001
                First Quarter.......................... $5.00 $1.75
                Second Quarter......................... $4.00 $1.70
                Third Quarter.......................... $3.50 $1.50
                Fourth Quarter......................... $2.34 $1.10

             Year Ended December 31, 2002
                First Quarter.......................... $1.50 $0.77
                Second Quarter......................... $1.40 $0.90
                Third Quarter.......................... $1.55 $0.97
                Fourth Quarter......................... $2.50 $0.10

             Year Ending December 31, 2003
                First Quarter (through March   , 2003). $____ $____

   On December 30, 2002, the last full trading day on which the Class A common stock traded before the public announcement of the asset sales to Nassau Broadcasting and Spanish Broadcasting, the high and low sales prices of the Class A common stock as reported by the American Stock Exchange were $1.95 and $1.77, respectively.

   On December 31, 2002, the last full trading day on which the Class A common stock traded before the public announcement of the asset sale to Hispanic Broadcasting, the high and low sales prices of the Class A common stock as reported by the American Stock Exchange were $2.00 and $1.46, respectively.

   On March   , 2003, the last full trading day before the date of this
information statement, the closing price of the Class A common stock as
reported by the American Stock Exchange was $        .

   On March   , 2003, the last full trading day before the date of this
information statement, there were approximately         registered holders of
the Class A common stock.

   Big City Radio's Class A common stock may be subject to delisting from the American Stock Exchange. If the American Stock Exchange delists the Class A common stock, the liquidity and market price of the Class A common stock would be adversely affected. For information about a possible delisting of Big City Radio's Class A common stock, see "Possible Delisting of Big City Radio Class A Common Stock" above.

Dividend Policy

   Big City Radio has never declared or paid any cash dividends on its common stock. Any future determination with respect to the payment of dividends will be within the sole discretion of Big City Radio's board of directors and will depend upon, among other things, Big City Radio's earnings, capital requirements, proposed federal tax legislation, the terms of then existing indebtedness, applicable requirements of Delaware law, general economic conditions and other factors considered relevant by Big City Radio's board of directors.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

                       Unaudited Pro Forma Balance Sheet

                            As of December 31, 2002

   The unaudited pro forma balance sheet as of December 31, 2002 is presented as if, at such date, Big City Radio had (1) completed the sale of its Los Angeles, New York and Chicago radio stations, and recorded the transaction costs and tax-related effects associated with such transactions, and (2) used the net proceeds derived from the asset sales to repay principal under its 11 1/4% senior discount notes due 2005 and the accrued and unpaid interest thereon. The pro forma adjustments reflect the sale of 11 of Big City Radio's 12 radio stations, and therefore are calculated by reference to the terms in the four definitive asset purchase agreements described elsewhere in this document and management's estimate of the price at which Big City Radio will be able to sell the only station not subject to a definitive agreement as of the date of this information statement. That station broadcasts as WYXX-FM in Morris, Illinois.

                                                                             Sale of             Pro Forma      Pro Forma
                                                          Historical         Stations           Adjustments       Forma
                                                        -------------  ------------          -------------     -----------
                     Assets
Current assets
    Cash and cash equivalents.......................... $     732,000  $198,350,000(1)       $(189,983,000)(4) $ 9,099,000
    Investment-Entravision Class A common..............            --    26,365,000(1)                  --      26,365,000
    Cash held in investment, restricted................     1,085,000            --                     --       1,085,000
    Marketable securities..............................     1,861,000            --                     --       1,861,000
    Accounts receivable, net...........................     1,997,000            --                     --       1,997,000
    Interest receivable................................         6,000            --                     --           6,000
    Assets held for sale...............................    79,571,000   (79,571,000)(1)                 --              --
    Prepaid expenses and other current assets..........       289,000            --                     --         289,000
                                                        -------------  ------------          -------------     -----------
       Total current assets............................    85,541,000   145,144,000           (189,983,000)     40,702,000
Property and equipment, net                                   376,000            --                     --         376,000
Deferred financing fees, net                                1,441,000            --             (1,441,000)(5)          --
Other assets...........................................       170,000            --                     --         170,000
                                                        -------------  ------------          -------------     -----------
       Total assets.................................... $  87,528,000  $145,144,000          $(191,424,000)    $41,248,000
                                                        =============  ============          =============     ===========
Liabilities and Stockholders' Equity (Deficiency)
    Accounts payable................................... $     883,000  $         --          $          --     $   883,000
    Accrued expenses...................................     1,644,000     3,000,000(2)                           4,644,000
    Interest payable...................................    15,983,000                          (15,983,000)(4)          --
    Senior discount notes..............................   174,000,000                         (174,000,000)(4)          --
    Other current liabilities..........................        74,000       (74,000)(1)                                 --
                                                        -------------  ------------          -------------     -----------
       Total current liabilities.......................   192,584,000     2,926,000           (189,983,000)      5,527,000
                                                        -------------  ------------          -------------     -----------
Long-term liabilities:
    Other long-term liabilities........................       301,000      (295,000)(1)                              6,000
    Deferred income tax liabilities....................            --     9,012,000(3)                           9,012,000
Stockholders' equity (deficiency):
    Common stock and additional paid-in
     capital...........................................    29,637,000                                           29,637,000
    Other comprehensive loss...........................        (8,000)                                              (8,000)
    Accumulated deficit................................  (134,986,000)  133,501,000(1)(2)(3)    (1,441,000)(5)  (2,926,000)
                                                        -------------  ------------          -------------     -----------
                                                         (105,357,000)  133,501,000             (1,441,000)     26,703,000
                                                        -------------  ------------          -------------     -----------
       Total liabilities and stockholders' equity
        (deficiency)................................... $  87,528,000  $145,144,000          $(191,424,000)    $41,248,000
                                                        =============  ============          =============     ===========

--------
(1) To record the sale of certain assets, assumption of specified liabilities and proceeds from the following radio stations:

  . Los Angeles area radio stations for $100,000,000 and 3,766,478 shares of Entravision's Class A common stock valued at $26,365,000, based on a price per share of $7.00, which was the closing sale price reported by The New York Stock Exchange on February 28, 2003.

  .   New York stations for $43,000,000

  .   Chicago--WXXY-FM station for $32,875,000

  .   Chicago--WKIE-FM/WDEK-FM/WKIF-FM stations for $22,000,000; and

  .   Chicago--WYXX-FM station for $475,000

(2) To record transaction costs.

(3) To reflect income tax liabilities related to sale of stations.

(4) To reflect repayment of the senior notes.

(5) To write off deferred financing fees related to the senior notes.

                  Unaudited Pro Forma Statement of Operations

                         Year ended December 31, 2002

   The unaudited pro forma statement of operations for the year ended December 31, 2002 is presented as if, at the beginning of the period presented, Big City Radio had (1) completed the sale of its Los Angeles, New York and Chicago radio stations, and (2) used the net proceeds derived from the asset sales to repay principal under its 11 1/4% senior discount notes due 2005 and the accrued and unpaid interest thereon. The pro forma adjustments to the statement of operations do not include a gain on the sale of the stations of approximately $131 million, net of tax expense from the sales of approximately $9 million, net of the tax benefit relating to the utilization of available net operating loss carryforwards, and an extraordinary expense relating to the write-off of unamortized debt issuance costs.

                                                              Sale of     Pro Forma
                                               Historical   Stations(1)  Adjustments    Pro Forma
                                              ------------  ----------- -----------    -----------
Net revenues                                  $         --  $       --  $        --    $        --
Operating expenses:
   Corporate, general and administrative
     expenses................................    4,717,000          --           --      4,717,000
   Depreciation and amortization.............      120,000          --           --        120,000
                                              ------------  ----------  -----------    -----------
       Total operating expenses..............    4,837,000          --           --      4,837,000
                                              ------------  ----------  -----------    -----------
Operating loss...............................   (4,837,000)         --           --     (4,837,000)
Other income/(expenses):
   Interest income...........................      152,000                                 152,000
   Other, net................................      (21,000)         --           --        (21,000)
                                              ------------  ----------  -----------    -----------
       Total other income....................      131,000          --           --        131,000
Loss from continuing operations before income
  taxes......................................   (4,706,000)         --           --     (4,706,000)
Income tax benefit, net......................    4,284,000          --           --      4,284,000
                                              ------------  ----------  -----------    -----------
   Loss from continuing operations...........     (422,000)         --           --       (422,000)
Discontinued operations......................  (27,300,000)  6,005,000   20,550,000(2)    (745,000)
                                              ------------  ----------  -----------    -----------
Net loss.....................................  (27,722,000)  6,005,000   20,550,000     (1,167,000)
                                              ============  ==========  ===========    ===========
Pro forma loss per share:
   Loss from continuing operations...........        (0.03)                                  (0.03)
   Loss from discontinued operations.........        (1.88)                                  (0.05)
                                              ------------                             -----------
   Net loss..................................        (1.91)                                  (0.08)
                                              ============                             ===========
Weighted average shares outstanding..........   14,477,000                              14,477,000

--------
(1) To eliminate the historical results of the stations being sold.
(2) Eliminated interest expense on senior notes.

                      WHERE YOU CAN FIND MORE INFORMATION

   Big City Radio is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance with it, is required to file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Big City Radio's Exchange Act SEC File No. is 001-13715. The public may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Big City Radio electronically files reports, proxy and information statements, and other information with the SEC. The SEC maintains an internet website that contains Big City Radio's electronically filed reports, proxy and information statements, and other information at http://www.sec.gov.

   Big City Radio's Class A common stock is listed on the American Stock Exchange and trades under the symbol "YFM." Big City Radio's SEC filings and other information concerning Big City Radio may be inspected at the offices of the American Stock Exchange located at 86 Trinity Place, New York, New York 10006.

   Big City Radio will provide without charge to each person to whom this information statement is delivered, upon request, a copy of its reports, proxy and information statements, and other information filed with the SEC. Any such requests should be directed to:

                             Big City Radio, Inc.
                            1888 Century Park East
                                   Suite 212
                         Los Angeles, California 90067
                          Attention: Paul R. Thomson
                           Telephone: (310) 556-2489

                          FORWARD-LOOKING STATEMENTS

   This information statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, plans, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements often include words or phrases such as "believes," "expects," "may," "will," "should," "anticipates," "estimates," "intends," "plans," or "projects" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance and achievements of Big City Radio to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, those discussed in this information statement under "Information About Big City Radio." These factors do not include all factors that might affect Big City Radio's business and financial condition and its ability to complete the asset sales and the other Big City Radio station sales. Big City Radio cautions you not to place undue reliance on these forward-looking statements, which reflect its management's view only as of the date of this information statement. Big City Radio does not intend, and undertakes no obligation, to update any forward-looking statement, except to the extent required by law.

                               -----------------

   Market and other industry information contained in this information statement is based in part on independent industry publications, government publications, reports by market research firms or other published independent sources. Some of this information is also based on Big City Radio's good faith estimates, which are derived from a review of internal surveys, as well as the independent sources referred to above. Although Big City Radio believes that these sources are reliable, Big City Radio has not independently verified the information derived from these sources and cannot guarantee its accuracy or completeness.

                             BIG CITY RADIO, INC.

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                           Page
                                                                                           ----
BIG CITY RADIO, INC.
Report of KPMG LLP, Independent Auditors..................................................  2
Consolidated Balance Sheets as of December 31, 2001 and 2002..............................  3
Consolidated Statements of Operations for the years ended December 31, 2000, 2001 and 2002  4
Consolidated Statements of Cash Flows for the years ended December 31, 2000, 2001 and 2002  5
Consolidated Statement of Stockholders' Equity (Deficiency)...............................  6
Notes to Consolidated Financial Statements................................................  7

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
of Big City Radio, Inc.:

   We have audited the accompanying consolidated balance sheets of Big City Radio, Inc. and subsidiaries as of December 31, 2001 and 2002, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for each of the years in the three-year period ended December 31, 2002. In connection with our audits of the consolidated financial statements, we also have audited Schedule II, Valuation and Qualifying Accounts for each of the years in the three year period ended December 31, 2002. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Big City Radio, Inc. and subsidiaries as of December 31, 2001 and 2002, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

   The accompanying consolidated financial statements and financial statement schedule have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses and cash deficits, has a stockholders' deficiency of $105,357,000 at December 31, 2002 and was in default under the terms of its Senior Discount Notes that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements and financial statement schedules do not include any adjustments that might result from the outcome of this uncertainty.

                                          KPMG LLP

Los Angeles, California
February 14, 2003

Part 1--Financial Information

Item 1.  Financial Statements

                             BIG CITY RADIO, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                                December 31,   December 31,
                                                                                    2001           2002
                                                                               -------------  -------------
                                   Assets
Current assets:
   Cash and cash equivalents.................................................. $   3,194,000  $     732,000
   Cash held in investment, restricted........................................     1,336,000      1,085,000
   Marketable securities......................................................    15,000,000      1,861,000
   Accounts receivable, net of allowance of $458,000 and $362,000 in 2001
     and 2002, respectively...................................................     3,817,000      1,997,000
   Interest receivable........................................................        21,000          6,000
   Assets held for sale (note 4)..............................................            --     79,571,000
   Prepaid expenses and other current assets..................................       602,000        289,000
                                                                               -------------  -------------
       Total current assets...................................................    23,970,000     85,541,000
Property and equipment, net (note 7)..........................................     5,206,000        376,000
Intangibles, net (note 8).....................................................    77,063,000             --
Deferred financing fees, net..................................................     2,094,000      1,441,000
Other assets..................................................................       112,000        170,000
                                                                               -------------  -------------
       Total assets........................................................... $ 108,445,000  $  87,528,000
                                                                               =============  =============
              Liabilities and Stockholders' Equity (Deficiency)
Current liabilities:
   Accounts payable........................................................... $   1,428,000  $     883,000
   Accrued expenses...........................................................     1,988,000      1,644,000
   Interest payable...........................................................     5,873,000     15,983,000
   Senior discount notes (note 9).............................................            --    174,000,000
   Other current liabilities..................................................        79,000         74,000
                                                                               -------------  -------------
       Total current liabilities..............................................     9,368,000    192,584,000
                                                                               -------------  -------------
Long-term liabilities:
   Senior discount notes......................................................   174,000,000             --
   Other long-term liabilities................................................       420,000        301,000
Deferred income tax liabilities...............................................     2,284,000             --
Commitments and contingencies.................................................
Stockholders' equity (deficiency):
   Preferred stock, $.01 par value. Authorized 20,000,000 shares; zero shares
     issued and outstanding in 2001 and 2002..................................            --             --
   Common stock, Class A, $.01 par value. Authorized 80,000,000 shares;
     issued and outstanding 6,226,817 shares in 2001 and 2002.................        62,000         62,000
   Common stock, Class B, $.01 par value. Authorized 20,000,000 shares;
     issued and outstanding 8,250,458 shares in 2001 and 2002.................        83,000         83,000
   Additional paid-in capital.................................................    29,492,000     29,492,000
   Other comprehensive loss (note 2)..........................................            --         (8,000)
   Accumulated deficit........................................................  (107,264,000)  (134,986,000)
                                                                               -------------  -------------
                                                                                 (77,627,000)  (105,357,000)
                                                                               -------------  -------------
       Total liabilities and stockholders' equity (deficiency)................ $ 108,445,000  $  87,528,000
                                                                               =============  =============

         See accompanying notes to consolidated financial statements.

                             BIG CITY RADIO, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                 Years ended December 31, 2000, 2001 and 2002

                                                                     2000          2001          2002
                                                                 ------------  ------------  ------------
Gross revenues from continuing operations....................... $  6,679,000  $  4,622,000  $         --
Less commissions and fees.......................................      713,000       497,000            --
                                                                 ------------  ------------  ------------
       Net revenues.............................................    5,966,000     4,125,000            --
                                                                 ------------  ------------  ------------
Operating expenses:
   Station operating expenses, excluding depreciation and
     amortization...............................................    5,538,000     4,272,000            --
   Internet operating expenses, excluding depreciation and
     amortization...............................................    1,457,000       436,000            --
   Corporate, general and administrative expenses...............    3,845,000     3,610,000     4,717,000
   Cost of abandonment of station acquisition agreement.........      550,000            --            --
   Impairment loss on goodwill..................................           --       897,000            --
   Depreciation and amortization................................    1,312,000     1,263,000       120,000
                                                                 ------------  ------------  ------------
       Total operating expenses.................................   12,702,000    10,478,000     4,837,000
                                                                 ------------  ------------  ------------
Operating loss from continuing operations.......................   (6,736,000)   (6,353,000)   (4,837,000)
Other income (expenses):
   Gain on sale of station (note 5).............................           --     2,275,000            --
   Interest income..............................................      281,000       111,000       152,000
   Other, net...................................................     (115,000)     (173,000)      (21,000)
                                                                 ------------  ------------  ------------
       Total other income.......................................      166,000     2,213,000       131,000
Loss from continuing operations before income taxes.............   (6,570,000)   (4,140,000)   (4,706,000)
Income tax benefit, net (notes 2 and 14)........................       63,000        63,000     4,284,000
                                                                 ------------  ------------  ------------
       Loss from continuing operations..........................   (6,507,000)   (4,077,000)     (422,000)
Discontinued operations: (note 4)
   Radio operations.............................................  (24,620,000)  (25,985,000)  (26,555,000)
   Publishing operations........................................      (41,000)     (645,000)     (745,000)
                                                                 ------------  ------------  ------------
       Loss from discontinued operations, net of income tax
         expense of $2,000,000 in 2002..........................  (24,661,000)  (26,630,000)  (27,300,000)
                                                                 ------------  ------------  ------------
       Net loss................................................. $(31,168,000) $(30,707,000) $(27,722,000)
                                                                 ============  ============  ============
Basic and diluted loss per share:
   Loss from continuing operations.............................. $      (0.45) $      (0.28) $      (0.03)
   Loss from discontinued operations............................        (1.70)        (1.84)        (1.88)
                                                                 ------------  ------------  ------------
       Net loss................................................. $      (2.15) $      (2.12) $      (1.91)
                                                                 ============  ============  ============
Weighted average shares outstanding.............................   14,475,000    14,477,000    14,477,000
                                                                 ============  ============  ============

         See accompanying notes to consolidated financial statements.

                             BIG CITY RADIO, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 Years ended December 31, 2000, 2001 and 2002

                                                                          2000         2001          2002
                                                                      -----------  ------------  ------------
Cash flows from operating activities:
   Net loss from continuing operations............................... $(6,507,000) $ (4,077,000) $   (422,000)
   Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation and amortization.................................   1,312,000     1,263,000       120,000
       Deferred income taxes.........................................     (63,000)      (63,000)   (4,284,000)
       Non cash change in other comprehensive loss...................     140,000         9,000        (8,000)
       Gain on sale of station.......................................          --    (2,275,000)           --
       Impairment loss on goodwill...................................          --       897,000            --
       Employment stock incentives...................................      34,000            --            --
   Changes in operating assets and liabilities, net of acquisitions:
       (Increase) decrease in assets:
          Accounts receivable........................................     141,000       686,000       444,000
          Interest receivable........................................     488,000        17,000        15,000
          Prepaid expenses and other current assets..................     463,000      (240,000)      254,000
          Other assets...............................................      (3,000)        6,000         2,000
       Increase (decrease) in liabilities:
          Accounts payable...........................................     188,000        52,000       (42,000)
          Accrued expenses...........................................    (941,000)      394,000        64,000
          Other liabilities..........................................     (36,000)           --            --
                                                                      -----------  ------------  ------------
              Net cash used in operating activities..................  (4,784,000)   (3,331,000)   (3,857,000)
                                                                      -----------  ------------  ------------
Cash flows from investing activities:
   Purchase of property and equipment................................    (895,000)     (121,000)           --
   Purchase of marketable securities.................................          --   (15,000,000)           --
   Sale of marketable securities.....................................   5,964,000     1,895,000    13,139,000
   Decrease in cash held in restricted investment....................   1,132,000      (534,000)      251,000
   Decrease in cash held in escrow...................................     275,000            --            --
   Cash received for disposal of fixed assets........................      10,000            --            --
   Cash received for radio station sold..............................     352,000    32,692,000            --
                                                                      -----------  ------------  ------------
              Net cash provided by investing activities..............   6,838,000    18,932,000    13,390,000
                                                                      -----------  ------------  ------------
Cash flows from financing activities:
   Cash received from issuance of promissory note to related
     party...........................................................          --     2,235,000            --
   Cash received from bridge loan....................................          --    15,000,000            --
   Repayment of promissory note to related party.....................          --    (2,235,000)           --
   Repayment of bridge loan..........................................          --   (15,000,000)           --
   Repayment of promissory notes.....................................    (881,000)           --            --
                                                                      -----------  ------------  ------------
              Net cash used in financing activities..................    (881,000)           --            --
                                                                      -----------  ------------  ------------
Cash used in discontinued operations.................................  (2,742,000)  (13,269,000)  (11,995,000)
                                                                      -----------  ------------  ------------
Change in cash and cash equivalents..................................  (1,569,000)    2,332,000    (2,462,000)
Cash and cash equivalents at beginning of year.......................   2,431,000       862,000     3,194,000
                                                                      -----------  ------------  ------------
              Cash and cash equivalents at end of year...............     862,000     3,194,000       732,000
                                                                      ===========  ============  ============

         See accompanying notes to consolidated financial statements.

                             BIG CITY RADIO, INC.

         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)

                 Years Ended December 31, 2000, 2001 and 2002

                                   Common Stock     Additional      Other
                                -------------------  Paid-In    Comprehensive  Accumulated
                                  Shares    Amount   Capital        Loss         Deficit         Total
                                ---------- -------- ----------- ------------- -------------  -------------
Balance at December 31, 1999... 14,469,275 $145,000 $29,458,000   $(149,000)  $ (45,389,000) $ (15,935,000)
Employee stock options.........      8,000       --      34,000          --              --         34,000
Unrealized income on marketable
 securities....................         --       --          --     140,000              --        140,000
Net loss.......................         --       --          --          --     (31,168,000)   (31,168,000)
                                ---------- -------- -----------   ---------   -------------  -------------
    Total comprehensive loss...                                     140,000     (31,168,000)   (31,028,000)
                                                                  ---------   -------------  -------------
Balance at December 31, 2000... 14,477,275  145,000  29,492,000      (9,000)    (76,557,000)   (46,929,000)
Unrealized income on marketable
 securities....................         --       --          --       9,000              --          9,000
Net loss.......................         --       --          --          --     (30,707,000)   (30,707,000)
                                ---------- -------- -----------   ---------   -------------  -------------
    Total comprehensive loss...                                       9,000     (30,707,000)   (30,698,000)
                                ---------- -------- -----------   ---------   -------------  -------------
Balance at December 31, 2001... 14,477,275  145,000  29,492,000          --    (107,264,000)   (77,627,000)
Unrealized loss on marketable
 securities....................         --       --          --      (8,000)             --         (8,000)
Net loss.......................         --       --          --          --     (27,722,000)   (27,722,000)
                                ---------- -------- -----------   ---------   -------------  -------------
    Total comprehensive loss...         --       --          --      (8,000)   (134,986,000)  (105,357,000)
                                ---------- -------- -----------   ---------   -------------  -------------
Balance at December 31, 2002... 14,477,275 $145,000 $29,492,000   $  (8,000)  $(134,986,000) $(105,357,000)
                                ========== ======== ===========   =========   =============  =============


          See accompanying notes to consolidated financial statements

                             BIG CITY RADIO, INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          December 31, 2001 and 2002

(1) Organization and Business

   Big City Radio, Inc. ("Big City Radio" or the "Company", formerly Odyssey Communications, Inc.) was incorporated in Delaware on August 2, 1994 and commenced operations on January 1, 1995. On May 30, 1996, Big City Radio merged with Q Broadcasting, Inc., with Big City Radio being the surviving company. Big City Radio and Q were owned 94% and 100%, respectively by Stuart and Anita Subotnick. Accordingly, the merger has been accounted for as a combination of entities under common control. As a result, the combination of Big City Radio and Q was effected utilizing historical costs. At the date of conversion from S Corporation status to C Corporation status (see Note 2), the Company formed five wholly owned subsidiaries, Big City Radio-LA, LLC; Big City Radio-NYC, LLC; Big City Radio-CHI, LLC; WRKL Rockland Radio, LLC; and Odyssey Traveling Billboards, Inc.

   The Company owns and operates radio broadcasting stations. As of December 31, 2002, the Company owned three FM stations in Southern California, KLYY-FM, Arcadia, KVYY-FM, Ventura and KSYY-FM, Fallbrook (programmed as "Viva 107.1"). In the New York area, the Company owned four radio properties, WYNY-FM, Briarcliff Manor, New York, WWZY-FM, Long Branch, New Jersey, WWXY-FM, Hampton Bays, New York and WWYY-FM, Belvidire, New Jersey. WYNY-FM, WWZY-FM, WWXY-FM, and WWYY-FM are programmed as "Rumba 107." In the Chicago area, the Company owned five radio properties, WXXY-FM Highland Park, Illinois, WYXX-FM Morris, Illinois (programmed as "Viva 103.1"), WKIE-FM Arlington Heights, Illinois, WKIF-FM Kankakee, Illinois, and WDEK-FM DeKalb, Illinois (programmed as "Energy92"). Big City Radio is seeking to sell all of its radio stations in an auction process that it announced on November 4, 2002. Between December 24, 2002 and January 2, 2003, Big City Radio signed four, separate definitive asset purchase agreements to sell eleven of its twelve FCC FM licenses. The Company also plans to sell the remaining station. Big City Radio is selling these radio stations to raise the funds necessary to pay all principal of, and accrued and unpaid interest on, its 111/4% senior discount notes due 2005. Noteholders have accelerated payment of the senior notes as a result of defaults by Big City Radio under these notes. None of these transactions is conditioned on the completion of any other transaction. As discussed in note 4, the radio station operations have been treated as discontinued operations.

   The Company owns HIH Acquisition, Inc. ("HIH") which owns the TodoAhora.com website, and also in turn owns United Publishers of Florida, Inc., ("UPF") which published the Hispanic music trade magazine, "Disco," operated a graphic design business, and owns the LatinMusicTrends.com website. In response to the continued downturn in the music industry advertising marketplace, during December 2001 the Company ceased its internet operations, and during June 2002 the Company ceased the operation of UPF, and wrote-off the remaining $108,000 of goodwill associated with UPF. As discussed in Note 4, this was treated as discontinued operations. The Company also owns Independent Radio Reps, LLC, an in-house rep firm to represent it in generating national Hispanic radio business.

(2) Summary of Significant Accounting Policies

Basis of Presentation

   The accompanying consolidated financial statements include the accounts of Big City Radio and all its subsidiaries. All significant intercompany accounts and transactions have been eliminated. As a result of the Company's decisions during 2002 to close down publishing operations and to sell the radio stations, the publishing and radio station operations of the Company have been presented as discontinued operations (see note 4).

                             BIG CITY RADIO, INC.

Cash Equivalents

   Cash equivalents of $73,000 with maturities less than three months were included in cash and cash equivalents at December 31, 2002.

Marketable Securities

   Marketable securities at December 31, 2001 and 2002 consist of U.S. Treasury, mortgage-backed, and corporate debt securities. The Company classifies its debt securities as available-for-sale. Securities are recorded at fair value with the unrealized holding gain or loss, net of the related tax effect, excluded from earnings and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. As of December 31, 2002, unrealized holding losses were $8,000. Proceeds from the sale of securities were $13 million in 2002.

   A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in a charge to earnings and a new cost basis for the security is established. Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned.

Property and Equipment

   Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets ranging from 5 to 7 years for transmission equipment, vehicles and furniture and office equipment to 39 years for buildings and leasehold improvements over the lesser of the useful life or the term of the lease. As of December 31, 2002, substantially all of the property and equipment owned by the Company are presented as assets held for sale, as a result of the Company announcing the auction sale of its radio station assets and entering into four asset purchase agreements in the period between December 23, 2002 and January 3, 2003. (see note 4)

Business Combinations and Goodwill and Other Intangible Assets

   In July 2001, the Financial Accounting Standards Board or FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 as well as all purchase method business combinations completed after June 30, 2001. SFAS No. 141 also specifies criteria that intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill, noting that any purchase price allocable to an assembled workforce may not be accounted for separately. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

   The Company adopted SFAS No. 141 and SFAS No. 142 effective January 1, 2002. Any goodwill and any intangible asset determined to have an indefinite useful life that was acquired in a purchase business combination completed after June 30, 2001 will not be amortized, but will continue to be evaluated for impairment in accordance with the appropriate pre-SFAS No. 142 accounting literature. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 have been amortized through December 31, 2001.

                             BIG CITY RADIO, INC.

   SFAS No. 141 requires that upon adoption of SFAS No. 142, the Company evaluate its existing intangible assets and goodwill that was acquired in a prior purchase business combination, and make any necessary reclassifications in order to conform with the new criteria in SFAS No. 141 for recognition apart from goodwill. Upon adoption of SFAS No. 142, the Company reassessed the useful lives and residual values of all intangible assets acquired in business combinations accounted for using the purchase method. In addition, to the extent the Company identified an intangible asset as having an indefinite useful life, the Company was required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Any impairment loss would have been measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle. No significant adjustments or impairment losses resulted from the adoption of SFAS No. 141 and SFAS No. 142.

   In connection with the transitional goodwill impairment evaluation, SFAS No. 142 required the Company to perform an assessment of whether there was an indication that goodwill was impaired as of the date of adoption. To accomplish this the Company identified its reporting units and determined the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of adoption. To the extent a reporting unit's carrying amount exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and the Company must perform the second step of the transitional impairment test. In the second step, the Company compared the implied fair value of the reporting unit's goodwill, determined by allocating the reporting unit's fair value to all of it assets (recognized and unrecognized) and liabilities in a manner similar to a purchase price allocation in accordance with SFAS No. 141, to its carrying amount, both of which would be measured as of the date of adoption. Any transitional impairment loss was required to be recognized as the cumulative effect of a change in accounting principle in the Company's statement of earnings. No such loss resulted from the Company's adoption of SFAS No. 142.

   In accordance with SFAS No. 142, the Company discontinued the amortization of goodwill and intangible assets (comprised solely of broadcast license) effective January 1, 2002. During the quarter ended March 31, 2002, the Company completed the transitional impairment test, which did not result in impairment of recorded intangible assets. In June 2002, the Company ceased the operation of UPF, and wrote off the remaining $108,000 of goodwill associated with UPF. During the fourth quarter of 2002, the Company made the decision to sell its broadcast licenses. In accordance with SFAS No. 144, these licenses are reported as assets held for sale. The Company compared the licenses' carrying value to their fair value, less the estimated cost to sell them. This review of the carrying value of its intangible assets resulted in a charge of $630,000 relating to the impairment in value of some of its FCC broadcast licenses. As of December 31, 2002, the Company has no remaining un-amortized goodwill and un-amortized broadcast licenses in the amount of $76,325,000.

   At December 31, 2002, all the intangible assets of the Company are the subject of asset purchase agreements entered into between December 24, 2002 and January 2, 2003 and are presented as assets held for sale. The carrying amount of un-amortized intangible assets at December 31, 2001 and 2002 is as follows:

                                                    2001        2002
                                                 ----------- -----------
        Broadcast licenses...................... $76,955,000 $76,325,000
        Goodwill................................     108,000          --
                                                 ----------- -----------
                                                 $77,063,000 $76,325,000
                                                 =========== ===========

   The amortization expense on broadcast license was $2,970,000, $2,813,000 and $0 for the year ended December 31, 2000, 2001 and 2002 respectively. The amortization expense on goodwill was $321,000, $319,000 and $0 for the year ended December 31, 2000, 2001 and 2002, respectively.

                             BIG CITY RADIO, INC.

   The following table presents net loss and basic and diluted net loss per share as if the broadcast licenses and goodwill had not been amortized during the periods presented.

                                                  Year Ended December 31,
                                         ----------------------------------------
                                             2000          2001          2002
                                         ------------  ------------  ------------
Reported net loss....................... $(31,168,000) $(30,707,000) $(27,722,000)
Add back: Goodwill amortization.........      321,000       319,000            --
Add back: Broadcast license amortization    2,970,000     2,813,000            --
                                         ------------  ------------  ------------
Adjusted net loss....................... $(27,877,000) $(27,575,000) $(27,722,000)
                                         ============  ============  ============
Basic and diluted net loss per share:
Reported net loss....................... $      (2.15) $      (2.12) $      (1.91)
Add back: Goodwill amortization.........         0.02          0.02            --
Add back: Broadcast license amortization         0.20          0.19            --
                                         ------------  ------------  ------------
Adjusted net loss....................... $      (1.93) $      (1.91) $      (1.91)
                                         ============  ============  ============

Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS No. 144"), which supersedes both SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("SFAS No. 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("Opinion 30"), for the disposal of a segment of a business (as previously defined in that Opinion). SFAS No. 144 retains the fundamental provisions in SFAS No. 121 for recognizing and measuring impairment losses on long-lived assets held for use and long-lived assets to be disposed of by sale, while also resolving significant implementation issues associated with SFAS No. 121. For example, SFAS No. 144 provides guidance on how a long-lived asset that is used as part of a group should be evaluated for impairment, establishes criteria for when a long-lived asset is held for sale, and prescribes the accounting for a long-lived asset that will be disposed of other than by sale. SFAS No. 144 retains the basic provisions of Opinion 30 on how to present discontinued operations in the income statement but broadens that presentation to include a component of an entity (rather than a segment of a business). Unlike SFAS No. 121, an impairment assessment under SFAS No. 144 will never result in a write-down of goodwill. Rather, goodwill is evaluated for impairment under SFAS No. 142, Goodwill and Other Intangible Assets.

   The Company adopted SFAS No. 144 on January 1, 2002. The adoption of SFAS No. 144 did not have a material impact on the financial position, cash flows, or results of operations of the Company. The Company discontinued its publishing operations during June 2002. This was treated as a discontinued operation under SFAS No. 144. In December 2002, the Company announced sales of eleven of its twelve radio stations in Los Angeles, New York, and Chicago. The Company also intends to sell its remaining station. Big City Radio's consolidated financial statements for all periods presented have been adjusted to reflect the radio station sales and ceased publishing operations as discontinued operations in accordance with SFAS No. 144.

Accounting for Costs Associated with Exit and Disposal Activities

   In June 2002, the Financial Accounting Standards Board issued FASB Statement No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146") which nullifies Emerging Issues Task Force (EITF) Issue No. 94-3 Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("Issue 94-3").

                             BIG CITY RADIO, INC.

   The principal difference between this Statement and Issue 94-3 relates to its requirements for recognition of a liability for a cost associated with an exit or disposal activity. This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3, a liability for an exit cost as defined in Issue 94-3 was recognized at the date of an entity's commitment to an exit plan. Under SFAS No. 146, a commitment to a plan, by itself, does not create a present obligation to others that meets the definition of a liability. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability.

   The Company is required to adopt SFAS No. 146 on exit and disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company has adopted SFAS No. 146 for exit and disposal activities initiated after September 30, 2002.

Deferred Financing Fees

   Deferred finance costs and loan origination fees are amortized over the period of the relevant facility.

Revenue Recognition

   Broadcasting revenue is recognized when commercials are aired. Net revenues represent gross revenues, less direct fees and commissions paid to independent advertising agencies.

Income Taxes

   Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

   The following methods and assumptions were used in estimating the fair value disclosures for financial instruments:

   The carrying amounts reported in the balance sheets for cash, current receivables, accounts payable and accrued expenses approximate fair value.

   The carrying value of Senior Discount Notes are $174 million at December 31, 2001 and 2002. The fair values of Senior Discount Notes are $88.7 million and
$   million at December 31, 2001 and 2002, respectively. Fair values of Senior
Discount Notes are based on market prices.

                             BIG CITY RADIO, INC.

Concentration of Credit Risk

   Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of accounts receivable. The Company believes that concentration of credit risk with respect to accounts receivable, which are unsecured, are limited due to the Company's ongoing relationship with its clients. The Company estimates uncollectible accounts on a periodic basis. The Company has not experienced significant losses relating to accounts receivable. For periods ended December 31, 2000, 2001 and 2002, no customer accounted for more than 10% of revenues.

Barter Transactions

   The Company trades commercial air time for goods and services used principally for promotional, sales and other business activities. An asset and a liability are recorded at the fair market value of the goods or services received. Barter revenue is recorded and the liability is relieved when the commercials are broadcast, and barter expense is recorded and the assets are relieved when the goods or services are received or used. Barter transactions resulted in sales of $1,107,000, $1,046,000 and $930,000 and related expenses of $1,061,000, $910,000 and $828,000 for the years ended December 31, 2000,
2001 and 2002, respectively.

Advertising

   The Company charges advertising costs, as incurred, to expense. Advertising costs amounted to $1,703,000, $675,000 and $281,000 for the years ended December 31, 2000, 2001 and 2002, respectively.

Loss per Share

   The Company calculates loss per share in accordance with Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share". Under SFAS No. 128 basic EPS includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution from securities that could share in the earnings of the Company. In calculating diluted EPS, no potential shares of common stock are to be included in the computation when a loss from continuing operations available to common stockholders exists. The statement requires dual presentation of basic and diluted EPS by entities with complex capital structures. Stock options issued under the Company's 1997, 1998 and 1999 Incentive Stock Plan amounting to 1,964,100, 1,870,250 and 1,320,000 at December 31, 2000, 2001 and 2002,
respectively, were not included in the computation of diluted EPS because to do so would have been anti-dilutive.

Accounting for Stock Options

   On January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of APB Opinion No. 25 and provide pro forma net income and disclosure for employee stock option grants made in 1995, 1996 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

                             BIG CITY RADIO, INC.

   In 2000, 2001 and 2002, had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net loss would have been increased to the pro forma amounts indicated below:

                               2000          2001          2002
                           ------------  ------------  ------------
           Net loss:
              As reported. $(31,168,000) $(30,707,000) $(27,772,000)
              Pro forma...  (32,869,000)  (32,804,000)  (31,322,000)
           Loss per share:
              As reported.        (2.15)        (2.12)        (1.91)
              Pro forma...        (2.27)        (2.27)        (2.16)

   At December 31, 2000 and 2001, the per share weighted average fair value of stock options granted was $1.99 and $2.14, respectively, on the date of grant using the modified Black-Scholes option-pricing model with the following weighted average assumptions: expected dividend yield of 0%, risk-free interest rate of 4.93%, expected volatility of 50% and an expected life of 10 years for options granted in 2000; expected dividend yield of 0%, risk-free interest rate of 5.0%, expected volatility of 95% and an expected life of 10 years for options granted in February 2001; expected dividend yield of 0%, risk-free interest rate of 3.25%, expected volatility of 105% and an expected life of 10 years for options granted in July 2001. There were no options granted during 2002.

Reporting Comprehensive Income

   In fiscal 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS No. 130"). The statement required that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in-capital in the equity section of a statement of financial position. Accumulated other comprehensive income of the Company consists solely of net unrealized gains (losses) on available for sale investments.

Accounting for Derivatives

   In June 1998, Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" was issued. SFAS 133 established accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities and measure those instruments at fair value. The accounting for the gain or loss due to changes in fair value of the derivative instrument depends on whether the derivative instrument qualifies as a hedge. In June 2000, SFAS 138 was issued which addresses a limited number of issues causing implementation difficulties for numerous entities that have applied SFAS 133. SFAS 133 and SFAS 138 are effective for all fiscal quarters of fiscal years beginning after June 15, 2000. SFAS 133 can not be applied retroactively to financial statements of prior periods. The Company adopted SFAS No. 133 and 138 as of January 1, 2001. The adoption of SFAS No. 133 and 138 did not have a material impact on the financial position or results of operations of the Company.

                             BIG CITY RADIO, INC.

(3) Liquidity and Going Concern

   Big City Radio has incurred substantial net losses since inception primarily due to broadcast cash flow deficits characteristic of the start up of radio stations. In addition, since the majority of its broadcast properties are in various stages of development, either as a result of pending FCC applications and their appeals that, if granted, will permit Big City Radio to effect engineering enhancements or upgrades, or a result of having recently changed formats, Big City Radio expects to generate significant net losses for the foreseeable future.

   As a result of these factors, Big City Radio has met its working capital needs primarily through borrowings, including loans from Big City Radio's principal stockholders, Stuart and Anita Subotnick, loans under credit facilities, and proceeds from the issuance of the senior notes in March 1998. Since October 31, 2001, Big City Radio has met its working capital needs primarily from the proceeds of the sale of Big City Radio's Phoenix radio stations which it completed on that date.

   Big City Radio completed a sale of $174,000,000 aggregate principal amount at maturity of senior notes on March 17, 1998, generating approximately $125,400,000 of gross proceeds. Big City Radio used approximately $32,600,000 of these proceeds to repay outstanding indebtedness under a credit facility with The Chase Manhattan Bank entered into in 1996. Big City Radio has used the proceeds of the senior notes offering to finance the acquisition costs of radio station properties and for general working capital purpose.

   Cash interest commenced accruing on the senior notes on March 15, 2001 and semi-annual cash interest payments of $9,800,000 commenced on September 15, 2001. Big City Radio failed to make the initial semi-annual interest payment when due on September 15, 2001. In order to obtain the funds to make this payment within the 30-day grace period provided under the indenture, Big City Radio obtained a bridge loan in the amount of $15,000,000 by the assignment of Big City Radio's revolving credit facility from the lender thereunder to a new lender. The bridge loan was secured to the same extent as the revolving credit facility and bore interest at the rate of LIBOR plus 3.0%, or a base rate plus 2.0%, at the option of Big City Radio. Big City Radio used the net proceeds of the bridge loan to pay the semi-annual interest on the senior notes due on September 15, 2001, together with applicable additional interest thereon, and to repay $2,235,000 of principal indebtedness and $51,000 of interest incurred under the promissory note issued to Mr. Subotnick in May 2001. Big City Radio repaid the bridge loan on October 31, 2001 with a portion of the proceeds from the sale of the Phoenix radio station properties, as discussed below. Big City Radio currently does not have a credit facility.

   On October 31, 2001, the Company completed the sale of its four Phoenix radio stations to Hispanic Broadcasting Corporation for a cash purchase price of $34,000,000. The indenture governing the senior notes permits Big City Radio to reinvest the approximately $18,000,000 of proceeds which remained from the sale of the Phoenix stations after the repayment of the bridge loan in broadcast assets for a period up to one year from the date of these asset sales. Thereafter, any net proceeds that are not timely reinvested in broadcast assets must be used to make an offer to repurchase senior notes. As described above, Big City Radio used a portion of the proceeds to repay indebtedness under the bridge loan and to fund the semi-annual interest payment due on the senior notes on March 15, 2002. Big City Radio has been using the remaining proceeds to fund its ongoing operations, and has not reinvested such proceeds in broadcast assets. Big City Radio has not made the required offer to repurchase senior notes, because it does not have sufficient cash resources to consummate such an offer. Its failure to make an offer to repurchase constitutes an event of default under the indenture.

   The Company failed to make the semi-annual interest payment of $9,800,000 due on the senior notes on September 15, 2002. Big City Radio's cash resources were insufficient to enable Big City Radio to make the semi-annual interest payment within the 30-day grace period provided under the indenture. The grace period expired on October 15, 2002, thereby resulting in an additional event of default under the indenture. On

                             BIG CITY RADIO, INC.

October 17, 2002, pursuant to the indenture, holders of the senior notes delivered an acceleration notice to Big City Radio declaring notice to Big City Radio declaring the principal and interest on all of the senior notes to be immediately due and payable.

   In light of these developments, the Company evaluated its strategic alternatives and the most efficient use of its capital. On November 4, 2002, Big City Radio announced it had retained Jorgenson Broadcast Brokerage to market and conduct an auction sale of all of Big City Radio's radio stations.

   On November 13, 2002, Big City Radio, and the holders of approximately $128,000,000 in principal amount of the senior notes acting through an ad hoc committee of noteholders, entered into a forbearance agreement on November 13, 2002. Under the forbearance agreement, the signatory noteholders agreed to forebear, through January 31, 2003 (later extended to March 31, 2003), from taking, initiating or continuing any action to enforce the Company's payment obligations under the senior notes, including, without limitation, any involuntary bankruptcy filing against the Company, or against any property, officers, directors, employees or agents of the Company to collect on or enforce payment of any indebtedness or obligations, or to otherwise assert any claims or causes of action seeking payment under the senior notes, in each case arising under or relating to the payment default or the default arising from the failure to make the required offer to repurchase senior notes or other existing defaults known to the signatory noteholders as of November 13, 2002. Under the forbearance agreement, the Company agreed to conduct the auction of its radio stations in a good faith manner designed to sell the assets as soon as practicable for net cash consideration in an amount at least sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes. If signatory noteholders reasonably believe that the Company is not conducting the auction process in good faith or is not operating or managing the business and financial affairs of the Company in good faith in the ordinary course and consistent with past practices, they may notify the Company in writing and may elect to terminate the forbearance agreement. The Company further has agreed not to pay, discharge or satisfy any liability or obligation except for obligations reflected on the Company's balance sheet as of December 31, 2001 or incurred in the ordinary course since that date which are paid, discharged or satisfied for fair and equivalent valued in the ordinary course of business and consistent with past practices. The forbearance agreement will not prevent the trustee under the indenture or noteholders that are not parties to the forbearance agreement from pursuing remedies under the indenture.

   Big City Radio and the noteholders executed an amendment to the forbearance agreement as of January 14, 2003, in which the expiration date of the forbearance period was extended from January 31, 2003 through and including March 31, 2003. The forbearance agreement was further amended to provide that:

  . Big City Radio will pay the noteholders the net cash proceeds of any asset sale within five business days after the completion of such asset sale, until such time as the noteholders have received cash in an amount equal to all principal of, and accrued and unpaid interest on, the senior notes;

  . the forbearance agreement may be terminated by either Big City Radio or the ad hoc committee upon written notice if

      . any party to the forbearance agreement fails to perform any of its obligations, or breaches any of its representations, covenants or warranties, under the forbearance agreement,

      . Big City Radio or any party to any asset purchase agreement for any asset sale which Big City Radio had publicly announced on or before January 6, 2003, including the asset sale to Entravision, breaches any representation, warranty or covenant in such asset purchase agreement, and does not cure such breach within ten days, or

      . one or more of the asset purchase agreements is terminated or modified in any material respect; and

                             BIG CITY RADIO, INC.

  . Big City Radio must immediately notify the ad hoc committee by written notice of

      .  any breach by Big City Radio of the forbearance agreement,

      . any breach by Big City Radio or any other party of any of the foregoing asset purchase agreements, whether or not such breach is curable, and

      . any termination by Big City Radio or any other party thereto of any such asset purchase agreements.

   In addition, the forbearance agreement provides that it will automatically terminate upon the filing of a voluntary or involuntary petition under the insolvency or bankruptcy laws of the United States or any state with respect to Big City Radio, except that, upon the filing of an involuntary bankruptcy petition by unaffiliated, arm's length creditors, Big City Radio will have a period of ten days to obtain the dismissal or withdrawal of such a petition before the forbearance agreement terminates as a result of the filing.

   Between December 23, 2002 and January 2, 2003, Big City Radio signed asset purchase agreements to sell eleven of the twelve FCC radio stations that it owns (see note 4). If Big City Radio completes the asset sales, it will receive gross cash proceeds of approximately $197,900,000 and 3,766,478 shares of Entravision Communications Corporation's Class A Common Stock. Under the senior notes forbearance agreement described above, Big City Radio will be obligated to apply the net proceeds of the asset sales first to pay the principal amount of the senior notes and all accrued and unpaid interest thereon through the date of such payment.

   Big City will apply any remaining net proceeds from the asset sales, together with its other liquidity sources, to pay expenses relating to the asset sales, including employee severance amounts, tax liabilities and expenses associated with termination of contracts not assumed by the buyers, as well as trade payables and other operating expenses.

   If Big City Radio completes its pending station sales and sells the sole station that is not subject to a binding purchase agreement as of this date, it will have disposed of substantially all of its operating properties. Its principal sources of liquidity will then consist of cash on hand, including any remaining proceeds of the station sales, and amounts earned on the investment of such cash, and collections of trade receivables, which amounted to $1,997,000 as of December 31, 2002. Big City Radio also may seek to obtain additional liquidity by selling shares of the Entravision Class A common stock it will receive upon completion of the Los Angeles radio stations asset sale. Assuming the closing of its pending station sales, Big City Radio believes that these liquidity sources will be sufficient to meet its short-term cash needs. The amount and nature of Big City Radio's long-term liquidity needs will depend on, among other things, a decision by the board of directors regarding future operations, if any, of Big City Radio.

(4) Discontinued Operations

   As described more fully in Note 3, on November 4, 2002, Big City Radio announced its intention to undertake an auction sale of all of its radio stations. This auction process has, to date, resulted in the asset disposition transactions detailed below, which will result in the sale of eleven of the twelve FCC licenses owned by the Company. It is the intention of the Company to sell the remaining FCC license. Big City Radio has discontinued its radio station operations. The Company's consolidated financial statements for all periods presented have been adjusted to reflect the radio station operations as discontinued operations in accordance with SFAS No. 144.

                             BIG CITY RADIO, INC.

   Summarized financial information for the discontinued radio operations is as follows:

                                             For the Year Ended December 31,
                                        ----------------------------------------
Radio operations                            2000          2001          2002
----------------                        ------------  ------------  ------------
Net revenues........................... $ 17,800,000  $ 15,961,000  $ 13,468,000
Operating expenses and interest expense   42,420,000    41,946,000    40,023,000
                                        ------------  ------------  ------------
Loss from discontinued operations...... $(24,620,000) $(25,985,000) $(26,555,000)
                                        ============  ============  ============

                                                      December 31,
                                                 -----------------------
                                                    2001        2002
                                                 ----------- -----------
       Property and equipment, net.............. $ 4,687,000 $ 3,246,000
       Intangible, net..........................  76,955,000  76,325,000
                                                 ----------- -----------
       Net assets--discontinued radio operations $81,642,000  79,571,000
                                                 =========== ===========

   At December 31, 2002, the Company's property and equipment and intangible assets from the discontinued operations were reported as assets held for sale.

   On December 23, 2002, the Company entered into an asset purchase agreement to sell its radio stations KLYY-FM Arcadia, California, KSYY-FM Fallbrook, California and KVYY-FM Ventura, California to Entravision Communications Corporation for a combined purchase consideration of $100 million in cash and 3,766,478 shares of Entravision's Class A Common Stock. The sale is subject to initial FCC approval for the assignment of the FCC licenses. On January 15, 2003, Entravision and Big City Radio entered into a time brokerage agreement following clearance of the asset sale under federal antitrust law. Under the agreement, Entravision is providing programming and related services to the stations it is purchasing from Big City Radio until the asset sale is completed or the asset purchase agreement is terminated.

   On December 30, 2002, the Company entered into an asset purchase agreement to sell its radio stations WYNY-FM Briarcliff Manor, New York, WWXY-FM Hampton Bays, New York, WWYY-FM Belvidere, New Jersey and WWZY-FM Long Branch, New Jersey to Nassau Broadcasting Holdings, Inc. for a total consideration of $43 million in cash. The sale is subject to initial FCC approval for the assignment of the FCC licenses.

   On December 31, 2002, the Company entered into an asset purchase agreement to sell its radio stations WDEK-FM DeKalb, Illinois, WKIE-FM Arlington Heights, Illinois and WKIF-FM Kankakee, Illinois to Spanish Broadcasting Systems, Inc.
(SBS) for a total consideration of $22 million in cash. The sale is subject to initial FCC approval for the assignment of the FCC licenses. On the same date, SBS and Big City Radio entered into a time brokerage agreement. Under the agreement, SBS is providing programming and related services to the stations it is purchasing from Big City Radio until the asset sale is completed or the asset purchase agreement is terminated.

   On January 2, 2003, the Company entered into an asset purchase agreement to sell its radio station WXXY-FM Highland Park, Illinois to Hispanic Broadcasting Corporation (HBC) for a total consideration of $32.875 million in cash. The sale is subject to initial FCC approval for the assignment of the FCC licenses. On January 10, 2003, HBC and Big City Radio entered into a time brokerage agreement. Under the agreement, HBC is providing programming and related services to the stations it is purchasing from Big City Radio until the asset sale is completed or the asset purchase agreement is terminated.

                             BIG CITY RADIO, INC.

   During June 2002, the Company discontinued the operation of United Publishing of Florida (UPF) (which was comprised solely of publishing operations), and wrote-off the remaining $108,000 of goodwill associated with its acquisition. The decision to terminate publishing operations was made in response to the continued downturn in the music industry, advertising marketplace. As UPF's publishing operation represented the only publishing operations of Big City Radio, Inc., the Company's consolidated financial statements for all periods presented have been adjusted to reflect the publishing operations as discontinued operations in accordance with SFAS No. 144.

   Summarized financial information for the discontinued publishing operations is as follows:

                                   For the year ended December 31,
                                   -------------------------------
             Publishing operations   2000       2001        2002
             --------------------- --------  ----------  ---------
              Net revenues........ $ 75,000  $  463,000  $ 138,000
              Operating expenses..  116,000   1,108,000    883,000
                                   --------  ----------  ---------
              Operating loss...... $(41,000) $ (645,000) $(745,000)
                                   ========  ==========  =========

                                                      December 31,
                                                      -------------
                                                        2001   2002
                                                      -------- ----
             Property and equipment, net............. $ 90,000 $ --
             Intangible, net.........................  108,000   --
                                                      -------- ----
             Net assets--discontinued publishing
               operations............................ $198,000 $ --
                                                      ======== ====

   During the quarter ended June 30, 2002, the Company transferred $78,000 of property and equipment previously used in its publishing operations to its radio operations, and no liabilities of the discontinued publishing operations remained.

(5) Acquisitions and Disposals

   On October 31, 2001 the Company sold the assets of radio stations KEDJ-FM, KDDJ-FM, KBZR-FM, and KSSL-FM to Hispanic Broadcasting Corporation for a sales price of $34.0 million. A gain of $2.28 million on the sale of the stations was recognized during the period.

   During 2001, the Company ceased the development and operation of its internet portal site. The Company wrote-off all internet-related goodwill. An impairment loss of $897,000 was recognized during the period.

   On November 8, 2000 the Company entered into an asset purchase agreement in which the Company acquired substantially all of the assets and properties of UPF, which owned and operated a Hispanic music trade magazine, "Disco", a graphic design business and the LatinMusicTrends.com website. The purchase price for the acquired business was $250,000 excluding acquisition related expenses and was paid in cash. Under the terms of the purchase agreement a second installment of up to $250,000 is due at the one year anniversary of the acquisition, subject to certain operating cash flow targets to be attained by the acquired business. The cash flow target was not met and accordingly no additional payment was made. In June 2002, the Company discontinued its publishing operations. The fair value of the assets acquired in this transaction is as follows:

               Fixed assets............................ $118,000
               Goodwill................................  132,000

                             BIG CITY RADIO, INC.

   On April 12, 2000, the Company sold the assets of radio station WLBK-AM, DeKalb, Illinois for a sale price of $416,000. No gain or loss was recorded on this transaction.

(6) Cash Held in Investment, Restricted

   The restricted cash balance collateralizes four letters of credit outstanding at December 31, 2002. The letters of credit relate to the Chicago, Phoenix, LA office leases and the LA Stations signal upgrade. According to the Chicago lease agreement, the Company agreed to deposit the sum of $1,000,000 as security in the form of an unconditional and irrevocable letter of credit. The amount of the letter of credit will decrease $200,000 each year over 5 years. The balance was $200,000 at December 31, 2002. According to the Phoenix lease agreement, the Company agreed to deposit the sum of $269,000 as security in the form of an unconditional and irrevocable letter of credit. The amount of the letter of credit will decrease $51,000 each year over 5 years. The balance was $125,000 at December 31, 2002. On September 14, 2001, the Company entered into a Cash Collateral Agreement with JPMorgan Chase. Under the agreement, the Company agreed to deposit the sum of $760,000 to secure its two existing letters of credit relate to the LA office leases and the LA Stations signal upgrade.

(7) Property and Equipment

   Property and equipment at December 31, 2001 and 2002 were as follows:

                                                     2001       2002
                                                  ----------- --------
         Land.................................... $   225,000 $     --
         Building and improvements...............   1,941,000  237,000
         Transmitter equipment...................   5,914,000       --
         Furniture and office equipment..........   1,987,000  531,000
         Vehicles................................     709,000       --
                                                  ----------- --------
                                                   10,776,000  768,000
         Less accumulated depreciation...........   5,570,000  392,000
                                                  ----------- --------
                                                  $ 5,206,000 $376,000
                                                  =========== ========

   As discussed more fully in notes 3 and 4, the property and equipment related to the radio stations to be sold are reported as assets held for sale at December 31, 2002.

(8) Intangibles

   Intangibles at December 31, 2001 are as follows:

                                                          2001
                                                       -----------
              FCC broadcast licenses.................. $86,839,000
              Covenants not to compete................     678,000
              Goodwill................................     132,000
                                                       -----------
                                                        87,649,000
              Less accumulated amortization...........  10,586,000
                                                       -----------
                                                       $77,063,000
                                                       ===========

                             BIG CITY RADIO, INC.

   During June 2002, the Company wrote off the remaining $108,000 of goodwill associated with its discontinued publishing operations. The impairment loss on goodwill associated with the internet operations was $897,000 for the year ended December 31, 2001.

   As discussed more fully in notes 3 and 4, the FCC broadcast licenses related to the radio stations to be sold are reported as assets held for sale at December 31, 2002.

(9) Senior Discount Notes

  Offering of Senior Discount Notes

   On March 17, 1998, the Company completed the offering of its 11.25% Senior Discount Notes. The $174,000,000 aggregate principal amount at maturity of Notes were issued at a discount generating gross proceeds to the Company of approximately $125.4 million. They mature on March 15, 2005. The Notes accreted in value until March 15, 2001 at a rate of 11.25% per annum, compounded semiannually, to an aggregate principal amount of $174.0 million. Commencing on March 16, 2001, interest on the Notes began accruing at a rate of 11.25% per annum and is payable semiannually in cash on March 15 and September 15 through March 15, 2005.

   The Company may not redeem the Notes prior to March 15, 2002. On or after such date, the Company may redeem the Notes, in whole or in part, at specified redemption prices together with accrued and unpaid interest, if any, to the date of redemption. The Notes are not subject to any sinking fund requirement. Upon a Change of Control (as such term is defined in the Notes), each holder of Notes has the right to require the Company to make an offer to purchase the Notes at a price equal to the principal amount of such Notes thereafter, together with accrued and unpaid interest, if any, to the date of the purchase.

   The Notes are unsecured, senior obligations of the Company and rank pari passu in right of payment to all existing and future senior indebtedness of the Company and senior to all existing and future subordinated indebtedness of the Company. The Notes are guaranteed on a senior unsecured basis by each of the Company's subsidiaries. The indenture does not restrict the ability of the Company or its subsidiaries to create, acquire or capitalize subsidiaries in the future. The Notes will be effectively subordinated to all existing and future indebtedness of the Company's subsidiaries. Approximately $4.6 million of costs associated with the issuance of the Notes, including the underwriters fees and related professional fees are included in deferred financing fees and will be amortized over the term of the Notes.

   Simultaneously with the consummation of the issuance of the Notes, the Company entered into the Revolving Credit Facility providing for up to $15 million of availability, subject to certain available borrowing calculations. The Revolving Credit Facility was due to mature on March 17, 2003, the fifth anniversary of the issue date of the Senior Discount Notes, and amounts outstanding under the Revolving Credit Facility bore interest at an applicable margin plus, at the Company's option, Chase's prime rate (in which case the applicable margin was 2.00% subject to reduction upon obtaining performance criteria based on the Company's leverage ratio) or the London Inter-Bank Borrowing Rate (in which case the applicable margin was 3.00% subject to reduction upon obtaining performance criteria based on the Company's leverage ratio). The Company's obligations under the Revolving Credit Facility were secured by a pledge of substantially all of the Company and its subsidiaries' assets. The Company paid fees of .5% per annum, on the aggregate unused portion of the facility. As more fully described in Note 3 and 10, Big City Radio obtained a bridge loan in October 2001 by arranging for the assignment of the Revolving Credit Facility. The Bridge Loan was repaid on October 31, 2001 with a portion of the proceeds from the sale of the Phoenix Stations. The Company currently does not have a credit facility.

                             BIG CITY RADIO, INC.

  Subsidiary Guarantors

   Pursuant to the terms of the indenture relating to the Notes (the "Indenture"), the direct subsidiaries of Big City Radio, Inc.--consisting of Odyssey Traveling Billboards, Inc., Big City Radio-NYC, L.L.C., Big City Radio-LA, L.L.C., Big City Radio-CHI, L.L.C., and Big City Radio-Phoenix, L.L.C. (collectively, the Subsidiary Guarantors) have, jointly and severally, fully and unconditionally guaranteed the obligations of Big City Radio, Inc. with respect to the Notes.

   All of the then existing Subsidiary Guarantors except Odyssey Traveling Billboards, Inc. (the "Station Subsidiaries"), were created in December 1997 as special purpose Delaware limited liability companies formed at the request of the lenders under the Revolving Credit Facility for the sole purpose of facilitating the Revolving Credit Facility by holding the Company's Federal Communications Commission ("FCC") radio licenses. The operating agreements for the Station subsidiaries limit the activities of these companies to holding the FCC radio licenses. Odyssey Traveling Billboards, Inc. ("Odyssey") owns and operates certain vehicles used to advertise for the Company's radio stations. Because the Station Subsidiaries have entered into assignment and use agreements with the Company whereby the Company manages and directs the day-to-day operations of the radio stations, pays all expenses and capital costs incurred in operating the radio stations, and retains all advertising and other receipts collected in operating the radio stations, the Station Subsidiaries have no income or expenses other than the amortization of the FCC licenses. Odyssey is similarly a special purpose corporation with no income and only expenses.

   The covenants in the Notes and the Indenture do not restrict the ability of the Station Subsidiaries to make cash distributions to the Company.

                             BIG CITY RADIO, INC.

   Set forth below is certain condensed consolidating financial information for the parent company of Big City Radio, Inc. and its Subsidiary Guarantors, as of December 31, 2001 and 2002, and for the years ended December 31, 2000, 2001 and 2002.

       Consolidating Balance Sheet for the year ended December 31, 2001

                                                                      Subsidiary                  Consolidation
                                                          Parent      Guarantors     Sub-total     Adjustments   Consolidated
                                                      -------------  ------------  -------------  ------------- -------------
                      Assets
Current assets
   Cash and cash equivalents......................... $   3,194,000  $         --  $   3,194,000  $         --  $   3,194,000
   Cash held in investment, restricted...............     1,336,000            --      1,336,000            --      1,336,000
   Marketable securities.............................    15,000,000            --     15,000,000            --     15,000,000
   Accounts receivable, net of allowance.............     3,817,000            --      3,817,000            --      3,817,000
   Interest receivable...............................        21,000            --         21,000            --         21,000
   Prepaid expenses and other current assets.........       602,000            --        602,000            --        602,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total current assets...........................    23,970,000            --     23,970,000            --     23,970,000
Property and equipment, net..........................     5,206,000            --      5,206,000            --      5,206,000
Investment in, and advances to, subsidiaries.........    76,955,000            --     76,955,000   (76,955,000)            --
Intangibles, net.....................................       108,000    76,955,000     77,063,000            --     77,063,000
Deferred financing fees, net.........................     2,094,000            --      2,094,000            --      2,094,000
Other assets.........................................       112,000            --        112,000            --        112,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total assets................................... $ 108,445,000  $ 76,955,000  $ 185,400,000  $(76,955,000) $ 108,445,000
                                                      =============  ============  =============  ============  =============
           Liabilities and Stockholders'
                Equity (Deficiency)
Accounts payable..................................... $   1,428,000  $         --  $   1,428,000  $         --  $   1,428,000
Accrued expenses.....................................     1,988,000            --      1,988,000            --      1,988,000
Interest payable.....................................     5,873,000            --      5,873,000            --      5,873,000
Other current liabilities............................        79,000            --         79,000            --         79,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total current liabilities......................     9,368,000            --      9,368,000            --      9,368,000
Long-term liabilities
   Senior discount notes.............................   174,000,000            --    174,000,000            --    174,000,000
   Deferred income tax liabilities and other.........            --            --             --            --             --
   Long-term liabilities.............................     2,704,000            --      2,704,000            --      2,704,000
   Intercompany balances.............................            --    88,558,000     88,558,000   (88,558,000)            --
                                                      -------------  ------------  -------------  ------------  -------------
      Total long-term liabilities....................   176,704,000    88,558,000    265,262,000   (88,558,000)   176,704,000

Stockholders' equity/(deficit)
   Preferred and common stock, and additional paid-
    in capital.......................................    29,637,000            --     29,637,000            --     29,637,000
   Other comprehensive loss..........................            --            --             --            --             --
   Accumulated deficit...............................  (107,264,000)  (11,603,000)  (118,867,000)   11,603,000   (107,264,000)
                                                      -------------  ------------  -------------  ------------  -------------
                                                        (77,627,000)  (11,603,000)   (89,230,000)   11,603,000    (77,627,000)
                                                      -------------  ------------  -------------  ------------  -------------
      Total liabilities and stockholders' equity
       (Deficiency).................................. $ 108,445,000  $ 76,955,000  $ 185,400,000  $(76,955,000) $ 108,445,000
                                                      =============  ============  =============  ============  =============

                             BIG CITY RADIO, INC.

       Consolidating Balance Sheet for the year ended December 31, 2002

                                                                      Subsidiary                  Consolidation
                                                          Parent      Guarantors     Sub-total     Adjustments   Consolidated
                                                      -------------  ------------  -------------  ------------- -------------
                     Assets
Current assets
   Cash and cash equivalents......................... $     732,000  $         --  $     732,000  $         --  $     732,000
   Cash held in investment, restricted...............     1,085,000            --      1,085,000            --      1,085,000
   Marketable securities.............................     1,861,000            --      1,861,000            --      1,861,000
   Accounts receivable, net of allowance.............     1,997,000            --      1,997,000            --      1,997,000
   Interest receivable...............................         6,000            --          6,000            --          6,000
   Assets held for sale..............................     3,246,000    76,325,000     79,571,000            --     79,571,000
   Prepaid expenses and other current assets.........       289,000            --        289,000            --        289,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total current assets...........................     9,216,000    76,325,000     85,541,000            --     85,541,000
Property and equipment, net..........................       376,000            --        376,000            --        376,000
Investment in, and advances to, subsidiaries.........    76,325,000            --     76,325,000   (76,325,000)            --
Deferred financing fees, net.........................     1,441,000            --      1,441,000            --      1,441,000
Other assets.........................................       170,000            --        170,000            --        170,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total assets................................... $  87,528,000  $ 76,325,000  $ 163,853,000  $(76,325,000) $  87,528,000
                                                      =============  ============  =============  ============  =============
          Liabilities and Stockholders'
               Equity (Deficiency)
Accounts payable..................................... $     883,000  $         --  $     883,000  $         --  $     883,000
Accrued expenses.....................................     1,644,000            --      1,644,000            --      1,644,000
Senior discount notes................................   174,000,000            --    174,000,000            --    174,000,000
Interest payable.....................................    15,983,000            --     15,983,000            --     15,983,000
Other current liabilities............................        74,000            --         74,000            --         74,000
                                                      -------------  ------------  -------------  ------------  -------------
      Total current liabilities......................   192,584,000            --    192,584,000            --    192,584,000
Long-term liabilities................................
   Deferred income tax liabilities and other long
    term liabilities.................................       301,000            --        301,000            --        301,000
   Intercompany balances.............................            --    88,558,000     88,558,000   (88,558,000)            --
                                                      -------------  ------------  -------------  ------------  -------------
      Total long-term liabilities....................       301,000    88,558,000     88,859,000   (88,558,000)       301,000
Stockholders' equity/(deficit).......................
   Preferred and common stock, and additional
    paid-in capital..................................    29,637,000            --     29,637,000            --     29,637,000
   Other comprehensive loss..........................        (8,000)           --         (8,000)           --         (8,000)
   Accumulated deficit...............................  (134,986,000)  (12,233,000)  (147,219,000)   12,233,000   (134,986,000)
                                                      -------------  ------------  -------------  ------------  -------------
                                                       (105,357,000)  (12,233,000)  (117,590,000)   12,233,000   (105,357,000)
                                                      -------------  ------------  -------------  ------------  -------------
      Total liabilities and stockholders' equity
       (deficiency).................................. $  87,528,000  $ 76,325,000  $ 163,853,000  $(76,325,000) $  87,528,000
                                                      =============  ============  =============  ============  =============

                             BIG CITY RADIO, INC.

  Consolidating Statement of Operations for the year ended December 31, 2000

                                                   Subsidiary                Consolidation
                                       Parent      Guarantors    Sub-total    Adjustments  Consolidated
                                    ------------  -----------  ------------  ------------- ------------
Gross revenues..................... $  6,679,000  $        --  $  6,679,000   $       --   $  6,679,000
Less commissions and fees..........      713,000           --       713,000           --        713,000
                                    ------------  -----------  ------------   ----------   ------------
Net revenues.......................    5,966,000           --     5,966,000           --      5,966,000
Operating expenses:
   Station operating expenses,
     excluding depreciation and
     amortization..................    5,538,000           --     5,538,000           --      5,538,000
   Internet and publishing,
     excluding depreciation and
     amortization..................    1,457,000           --     1,457,000           --      1,457,000
   Corporate, general and
     administrative expenses.......    3,845,000           --     3,845,000           --      3,845,000
   Cost of abandonment of station
     acquisition agreement.........      550,000           --       550,000           --        550,000
   Depreciation and
     amortization..................    1,312,000           --     1,312,000           --      1,312,000
                                    ------------  -----------  ------------   ----------   ------------
       Total operating
         expenses..................   12,702,000           --    12,702,000           --     12,702,000
                                    ------------  -----------  ------------   ----------   ------------
Operating loss.....................   (6,736,000)          --    (6,736,000)          --     (6,736,000)
Other income (expenses):
   Interest income.................      281,000           --       281,000           --        281,000
   Other, net......................     (115,000)          --      (115,000)          --       (115,000)
                                    ------------  -----------  ------------   ----------   ------------
       Total other (expenses)......      166,000           --       166,000           --        166,000
                                    ------------  -----------  ------------   ----------   ------------
Loss before income tax benefit, and
  equity in losses of Subsidiary
  Guarantors.......................   (6,570,000)          --    (6,570,000)          --     (6,570,000)
Income tax benefit, net............       63,000           --        63,000           --         63,000
                                    ------------  -----------  ------------   ----------   ------------
Loss before equity in losses of
  Subsidiary Guarantors............   (6,507,000)          --    (6,507,000)          --     (6,507,000)
Equity in net losses of Subsidiary
  Guarantors.......................   (2,969,000)          --    (2,969,000)   2,969,000             --
Loss on discontinued operations....  (21,692,000)  (2,969,000)  (24,661,000)          --    (24,661,000)
                                    ------------  -----------  ------------   ----------   ------------
       Net loss.................... $(31,168,000) $(2,969,000) $(34,137,000)  $2,969,000   $(31,168,000)
                                    ============  ===========  ============   ==========   ============

                             BIG CITY RADIO, INC.

  Consolidating Statement of Operations for the year ended December 31, 2001

                                                   Subsidiary                Consolidation
                                       Parent      Guarantors    Sub-total    Adjustments  Consolidated
                                    ------------  -----------  ------------  ------------- ------------
Gross revenues..................... $  4,622,000  $        --  $  4,622,000   $       --   $  4,622,000
Less commissions and fees..........      497,000           --       497,000           --        497,000
                                    ------------  -----------  ------------   ----------   ------------
       Net revenues................    4,125,000           --     4,125,000           --      4,125,000
                                    ------------  -----------  ------------   ----------   ------------
Operating expenses:
   Station operating expenses,
     excluding depreciation and
     amortization..................    4,272,000           --     4,272,000           --      4,272,000
   Internet operating expenses,
     excluding depreciation and
     amortization..................      436,000           --       436,000           --        436,000
   Corporate, general and
     administrative expenses.......    3,610,000           --     3,610,000           --      3,610,000
   Impairment loss on goodwill.....      897,000           --       897,000           --        897,000
   Depreciation and
     amortization..................    1,263,000           --     1,263,000           --      1,263,000
                                    ------------  -----------  ------------   ----------   ------------
       Total operating
         expenses..................   10,478,000           --    10,478,000           --     10,478,000
                                    ------------  -----------  ------------   ----------   ------------
Operating loss.....................   (6,353,000)          --    (6,353,000)          --     (6,353,000)
Other income (expenses):
   Gain on sale of stations........    2,275,000           --     2,275,000           --      2,275,000
   Interest income.................      111,000           --       111,000           --        111,000
   Other, net......................     (173,000)          --      (173,000)          --       (173,000)
                                    ------------  -----------  ------------   ----------   ------------
       Total other income..........    2,213,000           --     2,213,000           --      2,213,000
                                    ------------  -----------  ------------   ----------   ------------
Loss before income tax benefit, and
  equity in losses of Subsidiary
  Guarantors.......................   (4,140,000)          --    (4,140,000)          --     (4,140,000)
Income tax benefit, net............       63,000           --        63,000           --         63,000
                                    ------------  -----------  ------------   ----------   ------------
Loss before equity in losses of
  Subsidiary Guarantors............   (4,077,000)          --    (4,077,000)          --     (4,077,000)
Equity in net losses of Subsidiary
  Guarantors.......................   (2,813,000)          --    (2,813,000)   2,813,000             --
Loss on discontinued operations....  (23,817,000)  (2,813,000)  (26,630,000)          --    (26,630,000)
                                    ------------  -----------  ------------   ----------   ------------
       Net loss.................... $(30,707,000) $(2,813,000) $(33,520,000)  $2,813,000   $(30,707,000)
                                    ============  ===========  ============   ==========   ============

                             BIG CITY RADIO, INC.

  Consolidating Statement of Operations for the year ended December 31, 2002

                                                 Subsidiary               Consolidation
                                      Parent     Guarantors   Sub-total    Adjustments  Consolidated
                                   ------------  ---------- ------------  ------------- ------------
Net revenues...................... $         --  $      --  $         --    $     --    $         --
                                   ------------  ---------  ------------    --------    ------------
Operating expenses:
   Corporate, general and
     administrative
     expenses.....................    4,717,000         --     4,717,000          --       4,717,000
   Depreciation and
     amortization.................      120,000         --       120,000          --         120,000
                                   ------------  ---------  ------------    --------    ------------
       Total operating
         expenses.................    4,837,000         --     4,837,000          --       4,837,000
                                   ------------  ---------  ------------    --------    ------------
Operating loss....................   (4,837,000)        --    (4,837,000)         --      (4,837,000)
Other income (expenses):
   Interest income................      152,000         --       152,000          --         152,000
   Other, net.....................      (21,000)        --       (21,000)         --         (21,000)
                                   ------------  ---------  ------------    --------    ------------
       Total other income.........      131,000         --       131,000          --         131,000
                                   ------------  ---------  ------------    --------    ------------
Loss before income tax benefit,
  and equity in losses of
  Subsidiary Guarantors...........   (4,706,000)        --    (4,706,000)         --      (4,706,000)
Income tax benefit, net...........    4,284,000         --     4,284,000          --       4,284,000
                                   ------------  ---------  ------------    --------    ------------
Loss before equity in losses of
  Subsidiary Guarantors...........     (422,000)        --      (422,000)         --        (422,000)
Equity in net losses of Subsidiary
  Guarantors......................     (630,000)        --      (630,000)    630,000              --
Loss on discontinued
  operations......................  (26,670,000)  (630,000)  (27,300,000)         --     (27,300,000)
                                   ------------  ---------  ------------    --------    ------------
       Net loss................... $(27,722,000) $(630,000) $(28,352,000)   $630,000    $(27,722,000)
                                   ============  =========  ============    ========    ============

                             BIG CITY RADIO, INC.

  Consolidating Statement of Cash Flows for the year ended December 31, 2000

                                                          Subsidiary              Consolidation
                                                Parent    Guarantors  Sub-total    Adjustments  Consolidated
                                             -----------  ---------- -----------  ------------- ------------
Net cash used in operating activities....... $(4,784,000) $      --  $(4,784,000)     $ --      $(4,784,000)
                                             -----------  ---------  -----------      ----      -----------
Cash flows from investing activities:
   Purchase of property and
     equipment..............................    (895,000)        --     (895,000)       --         (895,000)
   Sale of marketable securities............   5,964,000         --    5,964,000        --        5,964,000
   Decrease in cash held in escrow..........     275,000         --      275,000        --          275,000
   Increase in cash held in restricted
     investment.............................   1,132,000         --    1,132,000        --        1,132,000
   Cash received for disposal of fixed
     assets.................................      10,000         --       10,000        --           10,000
   Cash received for radio station
     sold...................................          --    352,000      352,000        --          352,000
   Investment in, and advances to,
     subsidiaries...........................     352,000   (352,000)          --        --               --
                                             -----------  ---------  -----------      ----      -----------
Net cash provided by investing
  activities................................   6,838,000         --    6,838,000                  6,838,000
Cash flows from financing activities:
   Repayment of promissory notes............    (881,000)        --     (881,000)       --         (881,000)
                                             -----------  ---------  -----------      ----      -----------
Net cash used in financing activities.......    (881,000)        --     (881,000)       --         (881,000)
Cash flows used in discontinuing
  operations................................  (2,742,000)        --   (2,742,000)       --       (2,742,000)
                                             -----------  ---------  -----------      ----      -----------
Change in cash and cash equivalents.........  (1,569,000)        --   (1,569,000)       --       (1,569,000)
Cash and cash equivalents at beginning of
  year......................................   2,431,000         --    2,431,000        --        2,431,000
                                             -----------  ---------  -----------      ----      -----------
       Cash and cash equivalents at end
         of year............................ $   862,000  $      --  $   862,000      $ --      $   862,000
                                             ===========  =========  ===========      ====      ===========

                             BIG CITY RADIO, INC.

  Consolidating Statement of Cash Flows for the year ended December 31, 2001

                                                                Subsidiary                 Consolidation
                                                    Parent      Guarantors     Sub-total    Adjustments  Consolidated
                                                 ------------  ------------  ------------  ------------- ------------
Net cash used in operating activities........... $ (3,331,000) $         --  $ (3,331,000)     $ --      $ (3,331,000)
                                                 ------------  ------------  ------------      ----      ------------
Cash flows from investing activities:
    Purchase of property and equipment..........     (121,000)           --      (121,000)       --          (121,000)
    Sale of marketable securities...............    1,895,000            --     1,895,000        --         1,895,000
    Purchase of marketable securities...........  (15,000,000)           --   (15,000,000)       --       (15,000,000)
    Increase in cash held in restricted
     investment.................................     (534,000)           --      (534,000)       --          (534,000)
    Cash received for radio stations sold.......           --    32,692,000    32,692,000        --        32,692,000
    Investment in, and advances to,
     subsidiaries...............................   32,692,000   (32,692,000)           --        --                --
                                                 ------------  ------------  ------------      ----      ------------
Net cash provided by investing activities.......   18,932,000            --    18,932,000        --        18,932,000
Cash flows from financing activities:
    Cash received from bridge loan..............   15,000,000            --    15,000,000        --        15,000,000
    Cash received from issuance of
     promissory note to related party...........    2,235,000            --     2,235,000        --         2,235,000
    Repayment of bridge loan....................  (15,000,000)           --   (15,000,000)       --       (15,000,000)
    Repayment of promissory notes...............   (2,235,000)           --    (2,235,000)       --        (2,235,000)
                                                 ------------  ------------  ------------      ----      ------------
Net cash provided by financing activities.......           --            --            --        --                --
Cash flows used in discontinuing
 operations.....................................  (13,269,000)           --   (13,269,000)       --       (13,269,000)
                                                 ------------  ------------  ------------      ----      ------------
Change in cash and cash equivalents.............    2,332,000            --     2,332,000        --         2,332,000
Cash and cash equivalents at beginning of
 year...........................................      862,000            --       862,000        --           862,000
                                                 ------------  ------------  ------------      ----      ------------
       Cash and cash equivalents at end of
        year.................................... $  3,194,000  $         --  $  3,194,000      $ --      $  3,194,000
                                                 ============  ============  ============      ====      ============

                             BIG CITY RADIO, INC.

  Consolidating Statement of Cash Flows for the year ended December 31, 2002

                                                       Subsidiary               Consolidation
                                            Parent     Guarantors   Sub-total    Adjustments  Consolidated
                                         ------------  ---------- ------------  ------------- ------------
Net cash used in operating activities... $ (3,857,000)    $ --    $ (3,857,000)     $ --      $ (3,857,000)
                                         ------------     ----    ------------      ----      ------------
Cash flows from investing activities:
   Sale of marketable securities........   13,139,000       --      13,139,000        --        13,139,000
   Decrease in cash held in restricted
     investment.........................      251,000       --         251,000        --           251,000
                                         ------------     ----    ------------      ----      ------------
       Net cash provided by
         investing activities...........   13,390,000       --      13,390,000        --        13,390,000
                                         ------------     ----    ------------      ----      ------------
Net cash provided by financing
  activities............................           --       --              --        --                --
Cash flows used in discontinuing
  operations............................  (11,995,000)      --     (11,995,000)       --       (11,995,000)
                                         ------------     ----    ------------      ----      ------------
Change in cash and cash
  equivalents...........................   (2,462,000)      --      (2,462,000)       --        (2,462,000)
Cash and cash equivalents at beginning
  of year...............................    3,194,000       --       3,194,000        --         3,194,000
                                         ------------     ----    ------------      ----      ------------
       Cash and cash equivalents at
         end of year.................... $    732,000     $ --    $    732,000      $ --      $    732,000
                                         ============     ====    ============      ====      ============

   The condensed consolidating financial information has been prepared from the books and records maintained by the Subsidiary Guarantors and the Company. This summarized financial information may not necessarily be indicative of the results of operations or financial position had the Subsidiary Guarantors operated as independent entities.

(10) Promissory Note

   During April 2001, the Company made a request of its bank lender that the Company be permitted to draw down on its Revolving Credit Facility. The lender declined to permit the Company to draw on the Revolving Credit Facility due to the Company's lack of compliance with a covenant that required that the Company's consolidated financial statements for the year ended December 31, 2000 be reported on by the Company's independent accountants without a "going concern or like qualification or exception." As a result of its inability to draw on the Revolving Credit Facility, the Company issued a promissory note (the "Affiliate Promissory Note") on May 8, 2001 to borrow up to $5,000,000 from an affiliate of the Company in order to meet the Company's short-term capital needs. The amount outstanding under the Affiliate Promissory Note bore interest equal to the lower of (i) JPMorgan Chase's prime rate plus 2.0% or
(ii) the highest rate permitted by New York law, and it was due upon demand. The Company borrowed $2,235,000 under the Affiliate Promissory Note, and interest expense on the Affiliate Promissory Note during 2001 was $51,000. All amounts payable under the Affiliate Promissory Note were repaid on October 12, 2001 using the proceeds from the Bridge Loan (see Note 11).

                             BIG CITY RADIO, INC.

(11) Bridge Loan

   On October 12, 2001, the Company obtained a new term loan facility (the "Bridge Loan") in the amount of $15,000,000. The Bridge Loan was obtained by the assignment of the Company's Revolving Credit Facility (the "Existing Credit Facility") from the Company's existing bank lender to a new lender. The Bridge Loan, which was repaid on October 31, 2001, bore interest at the rate of LIBOR plus 3%, or a Base Rate plus 2%, at the option of the Company. Net proceeds of the Bridge Loan were used to pay the semi-annual interest on its Senior Discount Notes, and to repay indebtedness under the Affiliate Promissory Note (see note 10).

   On October 31, 2001, the Company completed the sale of its four Phoenix radio station properties, KEDJ-FM, KDDJ-FM, KBZR-FM and KSSL-FM, to Hispanic Broadcasting Corporation for an aggregate cash purchase price of $34,000,000. Proceeds from this sale were used to repay indebtedness under the Bridge Loan. For the year ended December 31, 2001, the Company paid interest and loan fees of $76,000 and $1,300,000, respectively.

(12) Contractual Obligations, Commitments and Contingencies

  Contractual Obligations and Commitments

   If Big City Radio is not successful in selling the stations at all or selling the stations at prices sufficient to pay all principal of, and accrued and unpaid interest on, the senior notes, Big City Radio will consider other strategic alternatives, including filing for protection from its creditors under the United States bankruptcy code. Because events of default exist under the indenture governing the senior notes, Big City Radio also could be subject to an involuntary filing under the bankruptcy code initiated by noteholders or other creditors.

   As of December 31, 2002, Big City Radio's contractual obligations and commitments were as follows:

                      Senior Notes
                     (Principal and Operating  Employment
                       Interest)     Leases    Contracts     Total
                     -------------- ---------- ---------- ------------
          2003......  $189,983,000  $1,652,000  $804,000  $192,439,000
          2004......            --   1,089,000    46,000     1,135,000
          2005......            --     649,000        --       649,000
          2006......            --     446,000        --       446,000
          Thereafter            --     704,000        --       704,000
                      ------------  ----------  --------  ------------
                      $189,983,000  $4,540,000  $850,000  $195,373,000
                      ============  ==========  ========  ============

   Rent expense for the years ended December 31, 2000, 2001 and 2002 was approximately $1,960,000, $2,267,000 and $2,016,000 respectively.

   The Company has entered into various employment contracts with 5 individuals comprised mainly of officers and senior management that provide for minimum salaries and incentives based upon specified levels of performance.

  Contingent Liabilities

   The Company has contingent liabilities resulting from litigation and claims incident to the ordinary course of business. Management believes that the probable resolution of such contingencies will not materially affect the financial position, results of operations, or liquidity of the Company.

                             BIG CITY RADIO, INC.

(13) Supplementary Information--Statement of Cash Flows

   The Company acquired vehicles during the years ended December 31, 2000, 2001 and 2002 through issuance of notes payable amounting to $50,000, $78,000 and $0 respectively.

   Barter transactions resulted in sales of $1,107,000, $1,046,000 and $930,000 and related expenses of $1,061,000, $910,000 and $828,000 for the years ended December 31, 2000, 2001 and 2002, respectively.

   Cash paid for interest during the years ended December 31, 2000, 2001 and 2002 amounted to $40,000, $17,183,000, and $9,807,000 respectively.

(14) Income Taxes

   Income tax expense (benefit) for the year ended December 31, 2000, 2001 and 2002 is comprised of the following:

                                      2000      2001        2002
                                    --------  --------  -----------
           Continuing operations:
           Deferred tax benefit.... $(63,000) $(63,000) $(4,284,000)
           Discontinued operations:
           Deferred tax expense....       --        --    2,000,000
                                    --------  --------  -----------
                                    $(63,000) $(63,000) $(2,284,000)
                                    ========  ========  ===========

   The tax benefit from continuing operations differs from the amount computed by applying the statutory Federal income tax rate in 2000, 2001 and 2002 due to the following:

                                               2000          2001          2002
                                           ------------  ------------  ------------
Federal income taxes at the statutory rate $(10,899,000) $(10,770,000) $(10,450,000)
State income taxes net of any amount of
  Federal income tax benefit..............   (1,523,000)   (1,480,000)   (1,175,000)
Valuation allowance.......................   12,327,000    12,198,000     7,307,000
Other.....................................       32,000       (11,000)       34,000
                                           ------------  ------------  ------------
                                           $    (63,000) $    (63,000) $ (4,284,000)
                                           ============  ============  ============

                             BIG CITY RADIO, INC.

   The components of deferred taxes at December 31, 2000, 2001 and 2002 are as follows:

                                                                  2000          2001          2002
                                                              ------------  ------------  ------------
Deferred tax assets:
   Net operating loss........................................ $ 16,794,000  $ 23,523,000  $ 36,192,000
   Other.....................................................      240,000     2,615,000     3,138,000
   Book interest expense/Tax original issue discount ("OID")
     11.25% Senior Notes.....................................   19,823,000    27,695,000    32,987,000
                                                              ------------  ------------  ------------
                                                                36,857,000    53,833,000    72,317,000
                                                              ------------  ------------  ------------
Deferred tax liabilities:
   Deferred gain.............................................   (2,679,000)   (2,619,000)   (2,532,000)
   Book/Tax basis difference from WRNJ-FM stock
     purchase................................................   (2,348,000)   (2,285,000)   (2,285,000)
   Depreciation and amortization.............................   (4,129,000)   (3,878,000)   (8,321,000)
   Payment on Senior Discount Notes..........................           --    (4,294,000)   (4,294,000)
   Other.....................................................   (1,871,000)   (2,668,000)   (5,154,000)
                                                              ------------  ------------  ------------
                                                               (11,027,000)  (15,774,000)  (22,586,000)
                                                              ------------  ------------  ------------
Sub-Total before valuation allowance.........................   25,830,000    38,089,000    49,731,000
Valuation Allowance..........................................  (28,177,000)  (40,373,000)  (49,731,000)
                                                              ------------  ------------  ------------
       Net deferred tax asset (liability).................... $ (2,347,000) $ (2,284,000) $         --
                                                              ============  ============  ============

   The Company has approximately $88,500,000 of net operating loss carryforwards ("NOLs") for Federal income tax purposes. These NOLs begin to expire in 2017.

   In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The sale of its Los Angeles, New York, and Chicago radio stations has not been taken into consideration in calculating the current year statement of operations. Accordingly, a valuation allowance of $49,731,000 has been provided for the deferred tax assets for the year ended December 31, 2002. If the sales described above are consummated, the valuation allowance will be eliminated.

(15) Capital Stock and Related Transactions

   Description of Capital Stock--The authorized capital stock of the Company consists of 120,000,000 shares of capital stock, par value $.01 per share, of which 80,000,000 shares are designated as Class A Common Stock and 20,000,000 shares are designated as Class B Common Stock. At December 31, 2002, 6,226,817 shares of Class A Common Stock were issued and outstanding and 8,250,458 shares of Class B Common Stock were issued and outstanding. In addition, 8,250,458 shares of Class A Common Stock are reserved for issuance upon conversion of the Class B Common Stock. Immediately prior to the consummation of the initial public offering of Big City Radio Common Stock, there was one holder of Class A Common Stock and there were two holders of Class B Common Stock.

   The shares of Class A Common Stock and Class B Common Stock are identical in all respects, except for voting rights and certain conversion rights and transfer restrictions in respect to the shares of the Class B Common Stock.

                             BIG CITY RADIO, INC.

   The holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to ten votes per share. Holders of all classes of Common Stock vote together as a single class on all matters presented to the stockholders for their vote or approval except for the election and removal of directors as described below and as otherwise required by applicable law. With respect to the election of directors, the Company's Amended and Restated Certificate of Incorporation provides that holders of Class B Common Stock vote as a separate class to elect up to 75% of the members of the Company's Board of Directors. Stockholders have no cumulative voting rights.

(16) Stock Option Plans

   Under the Company's 1997, 1998 and 1999 Incentive Stock Plan (the "Incentive Stock Plan"), as amended in November 1999, 700,000, 311,500 and 2,500,000 shares, respectively of the Company's Class A Common Stock are reserved for issuance. The types of awards that may be granted pursuant to the Incentive Stock Plan include (i) incentive stock options ("ISOs") and (ii) nonqualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). Stock Option grants will consist of the maximum number of ISOs that may be granted to a particular grantee under applicable law with the balance of the Stock Options being NQSOs. Incentive stock options granted under both Plans are exercisable for a period of up to ten years. The following is a summary of the material features of the Incentive Stock Plan.

   Subject to certain exceptions set forth in the 1997 Incentive Stock Plan, up to 700,000 shares of the Class A Common Stock may be the subject of Awards under the 1997 Incentive Stock Plan. Up to 100,000 shares of Class A Common Stock are available with respect to Awards granted to any one grantee. Shares of Class A Common Stock granted under the 1997 Incentive Stock Plan may either be authorized but unissued shares of Class A Common Stock not reserved for any other purpose or shares of Class A Common Stock held in or acquired for the treasury of the Company.

   On January 16, 1998, the Company granted options to purchase an aggregate of 2,500 shares of Class A Common Stock to a certain director of the Company, at an exercise price of $7.125 per share. On April 8, 1998, the Board of Directors approved the Big City Radio, Inc. 1998 Incentive Stock Plan (the "1998 Incentive Stock Plan"). Subject to certain adjustments set forth in the 1998 Incentive Stock Plan, up to 300,000 shares of the Class A Common Stock may be the subject of Awards under the 1998 Incentive Stock Plan. Up to 100,000 shares of Class A Common Stock are available with respect to Awards granted to any one grantee. Shares of Class A Common Stock subject to Awards granted under the 1998 Incentive Stock Plan may either be authorized but unissued shares of Class A Common Stock not reserved for any other purpose or shares of Class A Common Stock held in or acquired for the treasury of the Company.

   Shares of Class A Common Stock subject to an Award which terminates unexercised may again be subject to an Award under the 1998 Incentive Stock Plan. In addition, shares of Class A Common Stock surrendered to the Company in payment of the exercise price of applicable taxes upon exercise of an Award may also be used thereafter for additional Awards.

   On July 6, 1998, the Board of Directors granted stock options to purchase an aggregate of 311,500 shares of Class A Common Stock under the 1998 Incentive Stock Plan to certain employees and officers of the Company, at an exercise price of the then market value of $7.8125 per share. On July 22, 1998, the Company granted stock options to purchase an aggregate of 33,000 shares of Class A Common Stock to certain employees of the Company at an exercise price of $7.8125 per share. On November 30, 1998, the Board of Directors granted stock options to purchase an aggregate of 47,500 shares of Class A Common Stock under the 1998 Incentive Stock Plan to certain employees of the Company, at an exercise price of the then market value of $4.375 per share. The

                             BIG CITY RADIO, INC.

majority of these awards vest over a four-year period, with the first 20% vesting immediately at the date of the grant and the remainder vesting 20% per annum, thereafter.

   On January 28, 1999, the Board of Directors granted stock options to purchase an aggregate of 75,000 shares of Class A Common Stock under the 1999 Incentive Stock Plan to certain employees and officers of the Company, at an exercise price of the then market value of $3.4375 per share. On March 11, 1999, the Company granted stock options to purchase an aggregate of 25,000 shares of Class A Common Stock to certain employees of the Company at an exercise price of $4.313 per share. On July 19, 1999, the Board of Directors granted stock options to purchase an aggregate of 6,500 shares of Class A Common Stock under the 1999 Incentive Stock Plan to certain employees of the Company, at an exercise price of the then market value of $3.625 per share. On August 20, 1999, the Board of Directors granted stock options to purchase an aggregate of 10,000 shares of Class A Common Stock under the 1999 Incentive Stock Plan to certain employees and officers of the Company, at an exercise price of the then market value of $4.0625 per share. On October 20, 1999, the Board of Directors granted stock options to purchase an aggregate of 151,000 shares of Class A Common Stock under the 1999 Incentive Stock Plan to certain employees and officers of the Company, at an exercise price of the then market value of $3.4375 per share. The majority of these awards vest over a four-year period, with the first 20% vesting immediately at the date of the grant and the remainder vesting 20% per annum, thereafter. At November 1, 1999, there were only 222,500 shares of common stock available for the grant of options under its 1999 Incentive Stock Plan. After examining the overall employee compensation, the Board of Directors concluded that additional shares of common stock be made available for the grant of options under the plan. Accordingly, the Board approved an amendment to the 1999 Incentive Stock Plan to increase the total number of shares of common stock that may be issued pursuant to options granted under the plan to 2,500,000 and to increase the aggregate number of shares of Class A Common Stock that may be issued to any one optionee under the plan from 100,000 to 1,000,000.

   On November 1, 1999, the Board of Directors granted stock options to purchase an aggregate of 770,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to certain employees and officers of the Company and certain other directors and advisors of the Company, at an exercise price of the then market value of $3.5625 per share. Also on November 1, 1999, the Board of Directors granted stock options to purchase an aggregate of 250,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to the new Chief Executive Officer of the Company, at an exercise price of $4.00 per share. On November 22, 1999, the Board of Directors granted stock options to purchase an aggregate of 25,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to a key employee of the Company, at an exercise price of $5 per share. The majority of these awards vest over a four-year period, with the first 20% vesting immediately at the date of the grant and the remainder vesting 20% per annum, thereafter.

   On September 6, 2000, the Board of Directors granted stock options to purchase an aggregate of 25,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to a key employee of the Company, at an exercise price of the then market value of $4.00 per share. On October 19, 2000, the Board of Directors granted stock options to purchase an aggregate of 20,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to a key employee of the Company, at an exercise price of the then market value of $3.375 per share. On November 20, 2000, the Board of Directors granted stock options to purchase an aggregate of 100,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to certain employees of the Company, at an exercise price of the then market value of $2.875 per share. The majority of these awards vest over a four-year period, with the first 20% vesting immediately at the date of the grant and the remainder vesting 20% per annum, thereafter.

                             BIG CITY RADIO, INC.

   On February 15, 2001, the Board of Directors granted stock options to purchase an aggregate of 15,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to certain employees of the Company, at an exercise price of the then market value of $4.50 per share. On July 17, 2001, the Board of Directors granted stock options to purchase an aggregate of 65,000 shares of Class A Common Stock under the amended 1999 Incentive Stock Plan to certain employees of the Company, at an exercise price of the then market value of $3.15 per share. The majority of these awards vest over a four-year period, with the first 20% vesting immediately at the date of the grant and the remainder vesting 20% per annum, thereafter.

   Summary information pertaining to the plan for the year ended December 31, 2002 is as follows:

                                                                    Weighted
                                       Number of  Exercise Price    Average
                                        Shares      Per Share    Exercise Price
                                       ---------  -------------- --------------
Outstanding at beginning of year...... 1,870,250  $2.875-7.8125      $4.49
Cancelled.............................  (550,250) 2.875-7.8125        4.65
                                       ---------
   Outstanding at end of year......... 1,320,000   3.15-7.8125        4.42
                                       =========
   Exercisable at end of year......... 1,161,500   3.15-7.8125        4.54
                                       =========
   Available for grant at end of year. 2,180,000
                                       =========

   At December 31, 2002, the weighted average remaining contractual life of all outstanding options was 6.43 years.

   The following table summarizes information concerning currently outstanding and exercisable stock options as of December 31, 2002:

                       Options Outstanding at     Options Exercisable at
                         December 31, 2002          December 31, 2002
                     -------------------------- --------------------------
                                   Weighted-                  Weighted-
        Range of       Number       Average       Number       Average
     Exercise Prices Outstanding Exercise Price Exercisable Exercise Price
     --------------- ----------- -------------- ----------- --------------
      $3.15-4.00....    985,000      $3.66         833,000      $3.68
       4.0625-4.50..     30,000       4.29          23,500       4.29
       6.00-7.8125..    305,000       6.92         305,000       6.92
                      ---------                  ---------
                      1,320,000       4.42       1,161,500       4.54
                      =========                  =========

   Summary information pertaining to the plan for the year ended December 31, 2001 is as follows:

                                                                    Weighted
                                       Number of  Exercise Price    Average
                                        Shares      Per Share    Exercise Price
                                       ---------  -------------- --------------
Outstanding at beginning of year...... 1,964,100  $2.875-7.8125      $4.67
Granted...............................    80,000    3.15-4.50         3.40
Cancelled.............................  (173,850) 3.4375-7.8125       6.03
                                       ---------
   Outstanding at end of year......... 1,870,250   2.875-7.8125       4.49
                                       =========
   Exercisable at end of year......... 1,369,917   2.875-7.8125       4.64
                                       =========
   Available for grant at end of year. 1,629,750
                                       =========

                             BIG CITY RADIO, INC.

   At December 31, 2001, the weighted average remaining contractual life of all outstanding options was 7.43 years.

   Summary information pertaining to the plan for the year ended December 31, 2000 is as follows:

                                                                    Weighted
                                       Number of  Exercise Price    Average
                                        Shares      Per Share    Exercise Price
                                       ---------  -------------- --------------
Outstanding at beginning of year...... 2,193,300  $4.375-7.8125      $5.00
Granted...............................   145,000   2.875-4.00         3.14
Exercised.............................    (8,000) 3.5625-4.375        4.17
Cancelled.............................  (366,200) 3.4375-7.8125       6.02
                                       ---------
   Outstanding at end of year......... 1,964,100   2.875-7.8125       4.67
                                       =========
   Exercisable at end of year......... 1,133,400  2.875-7.8125        4.87
                                       =========
   Available for grant at end of year. 1,535,900
                                       =========

   At December 31, 2000, the weighted average remaining contractual life of all outstanding options was 8.34 years.

   The Company accounts for its stock option plan in accordance with the provisions of Accounting Principles Board (APB) Option No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation expense would be recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. On January 1, 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 in accounting for its Plan, and accordingly, no compensation cost has been recognized for its stock options granted at fair market value in the consolidated financial statements. Compensation cost will be recorded for options granted below fair market value.

   In 2000, 2001 and 2002, had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net loss would have been increased to the pro forma amounts indicated below:

                               2000          2001          2002
                           ------------  ------------  ------------
           Net loss:
              As reported. $(31,168,000) $(30,707,000) $(27,772,000)
              Pro forma...  (32,869,000)  (32,804,000)  (31,322,000)
           Loss per share:
              As reported.        (2.15)        (2.12)        (1.91)
              Pro forma...        (2.27)        (2.27)        (2.16)

                             BIG CITY RADIO, INC.

   At December 31, 2000 and 2001, the per share weighted average fair value of stock options granted was $1.99 and $2.14, respectively, on the date of grant using the modified Black-Scholes option-pricing model with the following weighted average assumptions: expected dividend yield of 0%, risk-free interest rate of 4.93%, expected volatility of 50% and an expected life of 10 years for options granted in 2000; expected dividend yield of 0%, risk-free interest rate of 5.0%, expected volatility of 95% and an expected life of 10 years for options granted in February 2001; expected dividend yield of 0%, risk-free interest rate of 3.25%, expected volatility of 105% and an expected life of 10 years for options granted in July 2001. There were no options granted during 2002.

(17)  Unaudited Quarterly Results

   The following tables contain selected unaudited consolidated statement of operations for each quarter of fiscal years 2001 and 2002. This quarterly information has been restated to reflect the reclassification of the Company's radio station assets as discontinued operations (see note 4).

                                                           Fiscal Year 2001
                                         ----------------------------------------------------
                                          1st Quarter   2nd Quarter   3rd Quarter  4th Quarter
                                         ------------- ------------- ------------- -----------
                                                 (in thousands, except per share data)
Net revenues............................   $  1,105       $ 1,354       $ 1,248      $   418
Operating loss..........................     (1,571)       (1,188)       (1,479)      (2,115)
Loss from discontinued operations.......     (7,245)       (6,549)       (5,387)      (7,449)
Net loss................................     (8,795)       (7,715)       (7,008)      (7,189)

Loss per common share:
Gain/(loss) from continuing operations..   $  (0.11)      $ (0.08)      $ (0.11)     $  0.02
Loss on discontinued operations.........      (0.50)        (0.45)        (0.37)       (0.52)
                                           --------       -------       -------      -------
Net loss................................   $  (0.61)      $ (0.53)      $ (0.48)     $ (0.50)
Weighted average share outstanding:
Basic and diluted.......................     14,477        14,477        14,477       14,477

                                                           Fiscal Year 2002
                                         ----------------------------------------------------
                                          1st Quarter   2nd Quarter   3rd Quarter
                                         (As Restated) (As Restated) (As Restated) 4th Quarter
                                         ------------- ------------- ------------- -----------
                                                 (in thousands, except per share data)
Net revenues............................   $     --       $    --       $    --      $    --
Operating loss..........................       (946)       (1,031)       (1,124)      (1,736)
Loss from discontinued operations.......     (7,018)       (6,618)       (6,364)      (7,300)
Net income (loss).......................    (16,506)       (7,618)       (7,469)       3,869

Loss per common share:
Income (loss) from continuing operations   $  (0.66)      $ (0.07)      $ (0.08)     $  0.78
Loss on discontinued operations.........      (0.48)        (0.46)        (0.44)       (0.50)
                                           --------       -------       -------      -------
Net income (loss).......................   $  (1.14)      $ (0.53)      $ (0.52)     $  0.28
Weighted average share outstanding:
Basic and diluted.......................     14,477        14,477        14,477       14,477

                             BIG CITY RADIO, INC.

   On January 1, 2002, the Company adopted provisions of SFAS 142 and stopped amortizing its FCC broadcast licenses as these intangible assets were determined to have an indefinite useful life. Accordingly, deferred tax liabilities related to these intangible assets could no longer be utilized to support the realization of deferred tax benefits. The Company has restated its quarterly results to record a deferred tax valuation allowance of $8.6 million during the quarter ended March 31, 2002 and additional tax expense relating to the increase in the deferred tax liability of $.5 million during the quarters ended March 31, 2002, June 30, 2002, September 30, 2002, and December 31, 2002. Late in the quarter ended December 31, 2002, as a result of the Company's decision to auction its radio stations and its implementation thereof, such deferred tax liabilities can be utilized to support the realization of deferred tax benefits, and the Company recorded a reduction of the deferred tax valuation allowance of $12.9 million.

                                                                        Annex A

                             BIG CITY RADIO, INC.

                   WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

                                March   , 2003

   The undersigned, being the holders of record of a majority of the outstanding shares of Class B common stock, par value $.01 per share of Big City Radio, Inc., a Delaware corporation (the "Corporation"), which constitute a majority of the voting power of the outstanding shares of common stock of the Corporation, including the outstanding shares of Class A common stock, par value $.01 per share, of the Corporation, entitled to vote, in accordance with
Section 228(a) of the General Corporation Law of the State of Delaware (the "DGCL"), hereby consent to the adoption of the following resolutions in accordance with Section 271 of the DGCL:

   WHEREAS, the Board of Directors of the Corporation (the "Board") has approved and adopted, and recommended for approval by the stockholders of the Corporation that certain Asset Purchase Agreement, dated as of December 30, 2002 (the "Nassau Purchase Agreement"), by and among the Corporation, Big City Radio-NY, L.L.C., a wholly-owned subsidiary of the Corporation ("BCR-NY" and together with the Corporation, "Seller"), and Nassau Broadcasting Holdings, Inc. ("Nassau"), pursuant to which Seller desires to sell, and Nassau desires to purchase, substantially all of Seller's assets related to radio broadcast stations WYNY-FM, licensed to Briarcliff Manor, New York, WWZY-FM, licensed to Long Branch, New Jersey, WWXY-FM, licensed to Hampton Bays, New York and WWYY-FM, licensed to Belvidere, New Jersey (each such radio broadcast station, a "Station");

   WHEREAS, the Board believes and resolved that it is expedient, advisable and in the best interests of the Corporation, its stockholders and creditors for the Corporation to execute and deliver the Nassau Purchase Agreement and to consummate the transactions contemplated thereunder, subject to the terms and conditions set forth in the Nassau Purchase Agreement and consistent with these resolutions;

   WHEREAS, the Corporation and its subsidiaries have entered into certain definitive asset purchase agreements and may enter into other definitive asset purchase agreements and/or amendments thereto or assignments thereof (collectively, the "Other Asset Purchase Agreements"), to sell to other persons or entities the assets related to radio broadcast stations of the Corporation other than the Stations (collectively, the "Other Station Assets");

   WHEREAS, the Board resolved that to the extent that the consummation of the transactions contemplated by the Nassau Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, the Board deemed the transactions contemplated by the Nassau Purchase Agreement to be expedient and in the best interests of the Corporation and recommended that the stockholders of the Corporation authorize, adopt and approve the Nassau Purchase Agreement and any other agreements referred to therein or contemplated thereby and all the transactions described therein and contemplated thereunder;

   WHEREAS, after the date hereof, the Corporation may seek to enter into one or more amendments or modifications to, or provide one or more waivers of the provisions of, the Nassau Purchase Agreement;

   NOW THEREFORE, BE IT RESOLVED, that the Nassau Purchase Agreement and the transactions contemplated thereby are hereby approved, adopted, ratified and confirmed;

   RESOLVED FURTHER, that to the extent that the consummation of the transactions contemplated by the Nassau Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, this Written Consent shall satisfy the requirement of stockholder approval as contemplated by Section 271 of the DGCL;

   RESOLVED FURTHER, if any of the terms and conditions of the Nassau Purchase Agreement shall be amended, modified or waived (any such amendment, modification or waiver, an "Amendment"), the undersigned hereby approve, adopt, ratify and confirm any such Amendment as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt and, to the extent required under the DGCL, deem expedient and in the best interests of the Corporation, which Amendment may contain such terms and conditions as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt; provided however, that the foregoing resolution shall not apply to any Amendment pursuant to which the purchase price to be paid by Nassau for the Stations under the Nassau Purchase Agreement, as amended by any such Amendment, shall be decreased (with the value of any capital stock and any other form of non-cash consideration payable as the purchase price to be determined for such purposes by the Board, whose determination thereof shall be conclusive);

   RESOLVED FURTHER, that consistent with the foregoing resolution, the appropriate officers of the Corporation, or any one or more of them, hereby are authorized and directed, in the name and on behalf of the Corporation, to do all things, to take all such actions and to execute, deliver and file all such other agreements, amendments, instruments, reports, documents and regulatory and other notices as may be determined by such officer(s) to be necessary or appropriate in effecting the forgoing resolutions (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or the execution, delivery and filing of such agreements, amendments, instruments, reports, documents or regulatory or other notices by such officer(s));

   RESOLVED FURTHER, that all actions taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices executed delivered or filed through the date hereof, and all actions to be taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices to be executed, delivered or filed after the date hereof, by the appropriate officers of the Corporation, or any agents, attorneys, accountants and outside consultants of the Corporation, in the name and on behalf of the Corporation, in connection with the Nassau Purchase Agreement (and any subsequent Amendment), and the transactions contemplated thereunder are hereby authorized, approved, ratified and confirmed in all respects; and

   RESOLVED FURTHER, that this Written Consent of Majority Stockholders shall supplement, ratify and supersede that certain Written Consent of Majority Stockholders executed and delivered to the Corporation on December 30, 2002.

   IN WITNESS WHEREOF, each of the undersigned has executed and delivered to
the Corporation this Written Consent of Majority Stockholders as of March   ,
2003.


                               -----------------------------
                               Stuart Subotnick

                               -----------------------------
                               Anita Subotnick

                               SUBOTNICK PARTNERS, L.P.

                               -----------------------------
                               Anita Subotnick,
                               General Partner

                             BIG CITY RADIO, INC.

                   WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

                                March   , 2003

   The undersigned, being the holders of record of a majority of the outstanding shares of Class B common stock, par value $.01 per share of Big City Radio, Inc., a Delaware corporation (the "Corporation"), which constitute a majority of the voting power of the outstanding shares of common stock of the Corporation, including the outstanding shares of Class A common stock, par value $.01 per share, of the Corporation, entitled to vote, in accordance with
Section 228(a) of the General Corporation Law of the State of Delaware (the "DGCL"), hereby consent to the adoption of the following resolutions in accordance with Section 271 of the DGCL:

   WHEREAS, the Board of Directors of the Corporation (the "Board") has approved and adopted, and recommended for approval by the stockholders of the Corporation that certain Asset Purchase Agreement, dated as of December 31, 2002 (the "SBS Purchase Agreement"), by and among the Corporation, Big City Radio-CHI, L.L.C., a wholly-owned subsidiary of the Corporation ("BCR-CHI" and together with the Corporation, "Seller"), and Spanish Broadcasting System of Illinois, Inc. ("SBS"), pursuant to which Seller desires to sell, and SBS desires to purchase, substantially all of Seller's assets related to radio broadcast stations WDEK-FM, licensed to De Kalb, Illinois, WKIE-FM, licensed to Arlington Heights, Illinois and WKIF-FM, licensed to Kankakee, Illinois (each such radio broadcast station, a "Station");

   WHEREAS, the Board believes and resolved that it is expedient, advisable and in the best interests of the Corporation, its stockholders and creditors for the Corporation to execute and deliver the SBS Purchase Agreement and to consummate the transactions contemplated thereunder, subject to the terms and conditions set forth in the SBS Purchase Agreement and consistent with these resolutions;

   WHEREAS, the Corporation and its subsidiaries have entered into certain definitive asset purchase agreements and may enter into other definitive asset purchase agreements and/or amendments thereto or assignments thereof (collectively, the "Other Asset Purchase Agreements"), to sell to other persons or entities the assets related to radio broadcast stations of the Corporation other than the Stations (collectively, the "Other Station Assets");

   WHEREAS, the Board resolved that to the extent that the consummation of the transactions contemplated by the SBS Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, the Board deemed the transactions contemplated by the SBS Purchase Agreement to be expedient and in the best interests of the Corporation and recommended that the stockholders of the Corporation authorize, adopt and approve the SBS Purchase Agreement and any other agreements referred to therein or contemplated thereby and all the transactions described therein and contemplated thereunder;

   WHEREAS, after the date hereof, the Corporation may seek to enter into one or more amendments or modifications to, or provide one or more waivers of the provisions of, the SBS Purchase Agreement;

   NOW THEREFORE, BE IT RESOLVED, that the SBS Purchase Agreement and the transactions contemplated thereby are hereby approved, adopted, ratified and confirmed;

   RESOLVED FURTHER, that to the extent that the consummation of the transactions contemplated by the SBS Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, this Written Consent shall satisfy the requirement of stockholder approval as contemplated by Section 271 of the DGCL;

   RESOLVED FURTHER, if any of the terms and conditions of the SBS Purchase Agreement shall be amended, modified or waived (any such amendment, modification or waiver, an "Amendment"), the undersigned hereby approve, adopt, ratify and confirm any such Amendment as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt and, to the extent required under the DGCL, deem expedient and in the best interests of the Corporation, which Amendment may contain such terms and conditions as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt; provided however, that the foregoing resolution shall not apply to any Amendment pursuant to which the purchase price to be paid by SBS for the Stations under the SBS Purchase Agreement, as amended by any such Amendment, shall be decreased (with the value of any capital stock and any other form of non-cash consideration payable as the purchase price to be determined for such purposes by the Board, whose determination thereof shall be conclusive);

   RESOLVED FURTHER, that consistent with the foregoing resolution, the appropriate officers of the Corporation, or any one or more of them, hereby are authorized and directed, in the name and on behalf of the Corporation, to do all things, to take all such actions and to execute, deliver and file all such other agreements, amendments, instruments, reports, documents and regulatory and other notices as may be determined by such officer(s) to be necessary or appropriate in effecting the forgoing resolutions (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or the execution, delivery and filing of such agreements, amendments, instruments, reports, documents or regulatory or other notices by such officer(s));

   RESOLVED FURTHER, that all actions taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices executed delivered or filed through the date hereof, and all actions to be taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices to be executed, delivered or filed after the date hereof, by the appropriate officers of the Corporation, or any agents, attorneys, accountants and outside consultants of the Corporation, in the name and on behalf of the Corporation, in connection with the SBS Purchase Agreement (and any subsequent Amendment), and the transactions contemplated thereunder are hereby authorized, approved, ratified and confirmed in all respects; and

   RESOLVED FURTHER, that this Written Consent of Majority Stockholders shall supplement, ratify and supersede that certain Written Consent of Majority Stockholders executed and delivered to the Corporation on January 2, 2003.

   IN WITNESS WHEREOF, each of the undersigned has executed and delivered to
the Corporation this Written Consent of Majority Stockholders as of March   ,
2003.


                               -----------------------------
                               Stuart Subotnick

                               -----------------------------
                               Anita Subotnick

                               SUBOTNICK PARTNERS, L.P.

                               -----------------------------
                               Anita Subotnick,
                               General Partner

                             BIG CITY RADIO, INC.

                   WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

                                March   , 2003

   The undersigned, being the holders of record of a majority of the outstanding shares of Class B common stock, par value $.01 per share of Big City Radio, Inc., a Delaware corporation (the "Corporation"), which constitute a majority of the voting power of the outstanding shares of common stock of the Corporation, including the outstanding shares of Class A common stock, par value $.01 per share, of the Corporation, entitled to vote, in accordance with
Section 228(a) of the General Corporation Law of the State of Delaware (the "DGCL"), hereby consent to the adoption of the following resolutions in accordance with Section 271 of the DGCL:

   WHEREAS, the Board of Directors of the Corporation (the "Board") has approved and adopted, and recommended for approval by the stockholders of the Corporation that certain Asset Purchase Agreement, dated as of January 2, 2003, as amended by that certain First Amendment to Asset Purchase Agreement dated as of January 10, 2003 (the "HBC Purchase Agreement"), by and among the Corporation, Big City Radio-CHI, L.L.C., a wholly-owned subsidiary of the Corporation ("BCR-CHI" and together with the Corporation, "Seller"), and HBC Illinois, Inc. ( "HBC"), pursuant to which Seller desires to sell, and HBC desires to purchase, substantially all of Seller's assets related to radio broadcast station WXXY-FM, licensed to Highland Park, Illinois (the "Station");

   WHEREAS, the Board believes and resolved that it is expedient, advisable and in the best interests of the Corporation, its stockholders and creditors for the Corporation to execute and deliver the HBC Purchase Agreement and to consummate the transactions contemplated thereunder, subject to the terms and conditions set forth in the HBC Purchase Agreement and consistent with these resolutions;

   WHEREAS, the Corporation and its subsidiaries have entered into certain definitive asset purchase agreements and may enter into other definitive asset purchase agreements and/or amendments thereto or assignments thereof (collectively, the "Other Asset Purchase Agreements"), to sell to other persons or entities the assets related to radio broadcast stations of the Corporation other than the Station (collectively, the "Other Station Assets");

   WHEREAS, the Board resolved that to the extent that the consummation of the transactions contemplated by the HBC Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, the Board deemed the transactions contemplated by the HBC Purchase Agreement to be expedient and in the best interests of the Corporation and recommended that the stockholders of the Corporation authorize, adopt and approve the HBC Purchase Agreement and any other agreements referred to therein or contemplated thereby and all the transactions described therein and contemplated thereunder;

   WHEREAS, after the date hereof, the Corporation may seek to enter into one or more amendments or modifications to, or provide one or more waivers of the provisions of, the HBC Purchase Agreement;

   NOW THEREFORE, BE IT RESOLVED, that the HBC Purchase Agreement and the transactions contemplated thereby are hereby approved, adopted, ratified and confirmed;

   RESOLVED FURTHER, that to the extent that the consummation of the transactions contemplated by the HBC Purchase Agreement may constitute, by itself or in connection with other transactions of the Corporation (including sales of Other Station Assets Pursuant to Other Asset Purchase Agreements), a plan to sell all or substantially all of the assets of the Corporation pursuant to Section 271 of the DGCL, this Written Consent shall satisfy the requirement of stockholder approval as contemplated by Section 271 of the DGCL;

   RESOLVED FURTHER, if any of the terms and conditions of the HBC Purchase Agreement shall be amended, modified or waived (any such amendment, modification or waiver, an "Amendment"), the undersigned hereby approve, adopt, ratify and confirm any such Amendment as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt and, to the extent required under the DGCL, deem expedient and in the best interests of the Corporation, which Amendment may contain such terms and conditions as the Board, any duly authorized committee thereof or any duly authorized officer(s) of the Corporation, shall approve and adopt; providedhowever, that the foregoing resolution shall not apply to any Amendment pursuant to which the purchase price to be paid by HBC for the Station under the HBC Purchase Agreement, as amended by any such Amendment, shall be decreased (with the value of any capital stock and any other form of non-cash consideration payable as the purchase price to be determined for such purposes by the Board, whose determination thereof shall be conclusive);

   RESOLVED FURTHER, that consistent with the foregoing resolution, the appropriate officers of the Corporation, or any one or more of them, hereby are authorized and directed, in the name and on behalf of the Corporation, to do all things, to take all such actions and to execute, deliver and file all such other agreements, amendments, instruments, reports, documents and regulatory and other notices as may be determined by such officer(s) to be necessary or appropriate in effecting the forgoing resolutions (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or the execution, delivery and filing of such agreements, amendments, instruments, reports, documents or regulatory or other notices by such officer(s));

   RESOLVED FURTHER, that all actions taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices executed delivered or filed through the date hereof, and all actions to be taken and all agreements, amendments, instruments, reports, documents and regulatory and other notices to be executed, delivered or filed after the date hereof, by the appropriate officers of the Corporation, or any agents, attorneys, accountants and outside consultants of the Corporation, in the name and on behalf of the Corporation, in connection with the HBC Purchase Agreement (and any subsequent Amendment), and the transactions contemplated thereunder are hereby authorized, approved, ratified and confirmed in all respects; and

   RESOLVED FURTHER, that this Written Consent of Majority Stockholders shall supplement, ratify and supersede that certain Written Consent of Majority Stockholders executed and delivered to the Corporation on January 2, 2003.

   IN WITNESS WHEREOF, each of the undersigned has executed and delivered to
the Corporation this Written Consent of Majority Stockholders as of March   ,
2003.


                               -----------------------------
                               Stuart Subotnick

                               -----------------------------
                               Anita Subotnick

                               SUBOTNICK PARTNERS, L.P.

                               -----------------------------
                               Anita Subotnick,
                               General Partner

                                                                        Annex B



                           ASSET PURCHASE AGREEMENT

                                 BY AND AMONG

                             BIG CITY RADIO, INC.,

                           BIG CITY RADIO-NY, L.L.C.

                                  as Seller,

                                      and

                      NASSAU BROADCASTING HOLDINGS, INC.

                                 as Purchaser

                         Dated as of December 30, 2002

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
            ARTICLE 1. DEFINITIONS AND REFERENCES.............. B-1

            ARTICLE 2. PURCHASE AND SALE....................... B-1
            2.1.   Purchase and Sale of Assets................. B-1
                   2.1.1.  FCC Licenses........................ B-1
                   2.1.2.  Leased Transmitter Sites............ B-1
                   2.1.3.  Transmitter Equipment............... B-2
                   2.1.4.  Studio Sites........................ B-2
                   2.1.5.  Studio Equipment.................... B-2
                   2.1.7.  Certain Intangible Property......... B-2
                   2.1.8.  Business Records.................... B-2
            2.2.   Excluded Assets............................. B-2
                   2.2.1.  Cash................................ B-2
                   2.2.2.  Accounts Receivables................ B-2
                   2.2.3.  Deposits and Prepaid Expenses....... B-2
                   2.2.4.  Intellectual Property............... B-2
                   2.2.5.  Certain Books and Records........... B-3
                   2.2.6.  Securities.......................... B-3
                   2.2.7.  Insurance........................... B-3
                   2.2.8.  Time Sales Agreements............... B-3
                   2.2.9.  Pre-Closing Claims.................. B-3
                   2.2.10. Rights Under this Agreement......... B-3
                   2.2.11. Employee Benefit Plans.............. B-3
                   2.2.12. Name................................ B-3
                   2.2.13. Other Excluded Assets............... B-3
            2.3.   Assumed Contracts........................... B-3

            ARTICLE 3. ESCROW DEPOSIT; PURCHASE PRICE; CLOSING. B-4
            3.1.   Escrow Deposit.............................. B-4
            3.2.   Purchase Price.............................. B-4
            3.3.   Time of Closing............................. B-4
            3.4.   Closing Procedures.......................... B-4
            3.5.   Allocation of Purchase Price................ B-4
            3.6.   Prorations.................................. B-5

            ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER B-5
            4.1.   Organization; Good Standing................. B-5
            4.2.   Due Authorization........................... B-6
            4.3.   Execution and Delivery...................... B-6
            4.4.   Governmental Approvals...................... B-6
            4.5.   Title to Personal Property.................. B-6
            4.6.   Transmitter and Studio Sites................ B-6
            4.7.   Tangible Personal Property.................. B-6
            4.8.   FCC Licenses................................ B-7
            4.9.   Reports..................................... B-7
            4.10.  Taxes....................................... B-7
            4.11.  Environmental Matters....................... B-7
            4.12.  Litigation.................................. B-8
            4.13.  Contracts and Agreements.................... B-8
            4.14.  Business Records............................ B-8

                                                                   Page
                                                                   ----
         4.15. Third Party Consents...............................  B-8
         4.16. Finders and Brokers................................  B-9
         4.17. Disclaimer of Warranties; Limitations of Warranties  B-9

         ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER...  B-9
         5.1.  Organization and Good Standing.....................  B-9
         5.2.  Due Authorization..................................  B-9
         5.3.  Execution and Delivery.............................  B-9
         5.4.  Consents...........................................  B-9
         5.5.  Finders and Brokers................................ B-10
         5.6.  Purchaser's Qualification.......................... B-10
         5.7.  Financial Ability.................................. B-10
         5.8.  HSR Matters........................................ B-10

         ARTICLE 6. CERTAIN COVENANTS AND AGREEMENTS.............. B-10
         6.1.  Regulatory Approvals............................... B-10
         6.2.  Third Party Consents and Notices................... B-12
         6.3.  Access to Information.............................. B-12
         6.4.  Confidentiality.................................... B-12
         6.5.  Public Announcements............................... B-13
         6.6.  Ordinary Course of Business........................ B-13
         6.7.  Control of the Station............................. B-13
         6.8.  Risk of Loss....................................... B-13
         6.9.  Collection of Receivables.......................... B-13
         6.10. Employees.......................................... B-14
         6.11. Relocation of Transmitter Site..................... B-14
         6.12. Requisite Consents to Assign this Agreement........ B-14

         ARTICLE 7. CONDITIONS TO PURCHASER'S CLOSING............. B-14
         7.1.  Representations and Warranties..................... B-14
         7.2.  Covenants.......................................... B-15
         7.3.  FCC Order.......................................... B-15
         7.4.  No Orders.......................................... B-15
         7.5.  Third Party Consents............................... B-15
         7.6.  Closing Deliveries................................. B-15

         ARTICLE 8. CONDITIONS TO SELLER'S CLOSING................ B-15
         8.1.  Representations and Warranties..................... B-15
         8.2.  Covenants.......................................... B-15
         8.3.  FCC Order.......................................... B-15
         8.4.  No Orders.......................................... B-16
         8.5.  Closing Deliveries................................. B-16

         ARTICLE 9. DOCUMENTS TO BE DELIVERED AT CLOSING.......... B-16
         9.1.  Delivery by Seller................................. B-16
         9.2.  Delivery by Purchaser.............................. B-16

         ARTICLE 10. TERMINATION.................................. B-16
         10.1. Termination Rights................................. B-16
         10.2. Additional Termination Rights...................... B-17
         10.3. Effect of Termination.............................. B-17
         10.4. Release of Deposit................................. B-17

                                                                Page
                                                                ----

           ARTICLE 11. MISCELLANEOUS PROVISIONS................ B-18
           11.1.  No Survival.................................. B-18
           11.2.  Specific Performance......................... B-18
           11.3.  Additional Actions, Documents and Information B-18
           11.4.  Fees and Expenses............................ B-18
           11.5.  Transfer Taxes............................... B-18
           11.6.  Notices...................................... B-19
           11.7.  Waiver....................................... B-20
           11.8.  Benefit and Assignment....................... B-20
           11.9.  Entire Agreement; Amendment.................. B-20
           11.10. Severability................................. B-20
           11.11. Headings..................................... B-20
           11.12. Governing Law; Jurisdiction.................. B-21
           11.13. Signature in Counterparts.................... B-21

                           ASSET PURCHASE AGREEMENT

   THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of the 30/th/ day of December, 2002, by and among Big City Radio, Inc., a Delaware corporation ("BCR"), BIG CITY RADIO-NY, L.L.C., a Delaware limited liability company ("BCR License Sub"; BCR, together with BCR License Sub, "Seller") and NASSAU BROADCASTING HOLDINGS, INC., a New Jersey corporation ("Purchaser").

   WHEREAS, BCR License Sub is the licensee of the following radio broadcast stations (collectively the "Stations"): (i) WYNY-FM, licensed to Briarcliff Manor, New York, authorized by the FCC to operate at 107.1 MHz (FCC Facility ID No. 50056); (ii) WWZY-FM, licensed to Long Branch, New Jersey, authorized by the FCC to operate at 107.1 MHz (FCC Facility ID No. 32983); (iii) WWXY-FM, licensed to Hampton Bays, New York, authorized by the FCC to operate at 107.1 MHz (FCC Facility ID No. 61089); and (iv) WWYY-FM, licensed to Belvidere, New Jersey, authorized by the FCC to operate at 107.1 MHz (FCC Facility ID No. 54689);

   WHEREAS, Seller owns the assets which are used in the operation of the Stations; and

   WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain of the radio station properties and assets relating to the Stations as described herein under the terms and conditions herein set forth.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE 1.
                          DEFINITIONS AND REFERENCES

   Capitalized terms used herein without definition shall have the respective meanings assigned thereto in Annex I attached hereto and incorporated herein for all purposes of this Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise specified, all references herein to "Articles" or "Sections" are to Articles or Sections of this Agreement. The word "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                                  ARTICLE 2.
                               PURCHASE AND SALE

2.1.  Purchase and Sale of Assets.

    Subject to the conditions set forth in this Agreement, at the Closing, Seller shall assign, transfer, convey and deliver to Purchaser (or, in the case of the FCC Licenses, to Nassau License Sub), and Purchaser shall purchase and accept from Seller, all right, title and interest of Seller in and to the following assets relating to the Stations (the "Purchased Assets"), free and clear of all Liens (other than Permitted Liens):

    2.1.1. FCC Licenses.

        All licenses, construction permits or authorizations issued by or pending before the FCC for use in the operation of the Stations that are set forth on Schedule 2.1.1 attached hereto, together with any and all renewals, extensions and modifications thereof (the "FCC Licenses").

   2.1.2. Leased Transmitter Sites.

        The leasehold interests of Seller at each of the sites described on
Schedule 2.1.2 hereto (the "Leased Transmitter Sites").

   2.1.3. Transmitter Equipment.

        The broadcast towers, antennas, main and back-up transmitters and generators, STLs and other tangible personal property owned by Seller and located, or otherwise held for use, at the Leased Transmitter Sites, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.4. Studio Sites.

        The leasehold interests of Seller at each of the sites described on
Schedule 2.1.4 hereto (the "Studio Sites").

   2.1.5. Studio Equipment.

        All studio equipment, production and imaging equipment, office equipment, furniture, vehicles and other items of tangible personal property owned by Seller and used, or held for use, in the operation of the Stations, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.7. Certain Intangible Property.

        The call letters, Marti frequencies, trade names and internet domain names of the Stations.

   2.1.8. Business Records.

        Unless as may be otherwise required by law, the books and records related to the Purchased Assets, such as property tax records, logs, all materials maintained in the FCC public file relating to the Stations, technical data, political advertising records and all other records, correspondence with and documents pertaining to governmental authorities and similar third parties (the "Business Records").

2.2.  Excluded Assets.

    Notwithstanding the terms of Section 2.1, Seller shall not assign, transfer, convey or deliver to Purchaser, and Purchaser shall not purchase and accept, and the Purchased Assets shall not include, any of Seller's right, title and interest in and to any of the following assets (the "Excluded Assets"):

   2.2.1. Cash.

        All cash and cash equivalents of Seller or the Stations on hand on the day immediately preceding the Closing Date.

   2.2.2. Accounts Receivables.

        Any accounts receivable, notes receivable or other receivables of Seller (including Tax refunds).

   2.2.3. Deposits and Prepaid Expenses.

        All deposits and prepaid expenses of the Stations.

   2.2.4. Intellectual Property.

        Except as specifically set forth in Section 2.1 above, all intellectual property of Seller related to the operation of the Stations, including promotional materials, tapes, record libraries and similar items of intellectual property.

   2.2.5. Certain Books and Records.

        Seller's corporate seal, minute books, charter documents, corporate stock record books and other books and records that pertain to the organization of Seller.

   2.2.6. Securities.

        All securities of any kind owned by Seller.

   2.2.7. Insurance.

        All insurance contracts or proceeds thereof.

   2.2.8. Time Sales Agreements.

        All time sales agreements or barter rights of the Stations.

   2.2.9. Pre-Closing Claims.

        All claims arising out of acts occurring prior to the Closing Date, or claims that relate to the period prior to the Closing Date.

   2.2.10. Rights Under this Agreement.

         All of the rights of Seller under or pursuant to this Agreement or any other rights in favor of Seller pursuant to the other agreements contemplated hereby or thereby.

   2.2.11. Employee Benefit Plans.

         All pension, profit sharing, retirement, bonus, medical, dental, life, accident insurance, disability, executive or deferred compensation, and other similar fringe or employee benefit plans.

   2.2.12. Name.

         All rights to the name "Big City" and "Big City Radio" and any logo or variation thereof and the goodwill associated therewith.

   2.2.13. Other Excluded Assets.

         Any other assets of Seller not specifically identified in Section 2.1 of this Agreement.

2.3.  Assumed Contracts.

    At the Closing, Purchaser shall assume the obligations of Seller for periods on and after the Closing Date under the agreements set forth on
Schedule 2.3 hereof (the "Assumed Contracts"), and Purchaser agrees to pay and perform the Assumed Contracts from and after the Closing Date. Except as specifically set forth in the preceding sentence, Purchaser does not assume and shall in no event be liable for any Liability of the Stations or Seller, including the matters described on Schedule 4.12 hereto.

                                  ARTICLE 3.
                    ESCROW DEPOSIT; PURCHASE PRICE; CLOSING

3.1.  Escrow Deposit.

    3.1.1. For and in partial consideration of the execution and delivery of this Agreement, simultaneously with the execution and delivery of this Agreement, Purchaser is depositing in escrow with United Bank, 1667 K Street, N.W., Washington, D.C. 20006 (the "Deposit Escrow Agent"), an amount equal to One Million Dollars ($1,000,000), in cash, said amount to be held as an earnest money deposit (the "Initial Deposit"), in accordance with the terms and conditions of this Agreement and the Deposit Escrow Agreement dated as of the date hereof among Purchaser, Seller and the Deposit Escrow Agent (the "Deposit Escrow Agreement").

    3.1.2. If Purchaser shall not have terminated this Agreement pursuant to
Section 10.2.1 on or prior to January 15, 2003, then on or prior to 5:00 p.m. (Washington, D.C. local time), on January 16, 2003, Purchaser shall, in addition to the Initial Deposit, deposit in escrow with the Deposit Escrow Agent, an amount equal to One Million One Hundred Fifty Thousand Dollars ($1,150,000), in cash, said amount to be held as an additional earnest money deposit (the "Additional Deposit"), in accordance with the terms and conditions of this Agreement and the Deposit Escrow Agreement. As used in this Agreement, the "Deposit" shall mean the Initial Deposit until the Deposit Escrow Agent shall have received the Additional Deposit, and from and after receipt by the Deposit Escrow Agent of the Additional Deposit, the "Deposit" shall mean the Initial Deposit and the Additional Deposit, collectively.

3.2.  Purchase Price.

    The purchase price for the Purchased Assets shall be Forty Three Million Dollars ($43,000,000) (the "Purchase Price"). Purchaser shall pay the Purchase Price in cash to Seller at Closing by wire transfer of immediately available funds to an account or accounts identified by Seller in writing prior to Closing.

3.3.  Time of Closing.

    The closing for the sale and purchase of the Purchased Assets (the "Closing") shall be held at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, Virginia 22102 (or such other place as may be agreed upon by the parties in writing). Subject to the satisfaction of the conditions precedent set forth in Article 7 and Article 8 of this Agreement, the Closing shall occur on such date (the "Closing Date") that is the fifth (5/th/) Business Day after the date on which the FCC Order shall have been granted. The Closing shall be deemed to be effective as of 12:01 a.m. on the Closing Date.

3.4.  Closing Procedures.

    At the Closing, Seller shall deliver to Purchaser such bills of sale, instruments of assignment, transfer and conveyance and similar documents as Purchaser shall reasonably request. Against such delivery, Purchaser shall (a) pay the Purchase Price to Seller in accordance with Section 3.2 above and (b) execute and deliver an assumption agreement with respect to the Assumed Contracts in a form reasonably acceptable to both Seller and Purchaser. Each party will cause to be prepared, executed and delivered all other documents required to be delivered by such party pursuant to this Agreement and all other appropriate and customary documents as another party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

3.5.  Allocation of Purchase Price.

    3.5.1. Seller and Purchaser agree to allocate the Purchase Price among the Stations for all purposes (including financial, accounting and Tax purposes) in accordance with Schedule 3.5 hereto. Seller and Purchaser each represent, warrant, covenant, and agree with each other that the Purchase Price shall be allocated among the classes of Purchased Assets for each Station, as agreed by the parties within sixty (60) days after the date hereof. If Seller and Purchaser are unable to agree on such allocation within sixty
(60) days following execution of this Agreement, Seller and Purchaser agree to retain a nationally recognized appraisal firm experienced in valuing radio broadcast properties which is mutually acceptable to Seller and Purchaser (the "Appraisal Firm") to appraise the classes of Purchased Assets of each Station in accordance with the allocation for the Stations set forth on Schedule 3.5 hereto. The Appraisal Firm shall be instructed to perform an appraisal of the classes of Purchased Assets of each Station and to deliver a report to Seller and Purchaser as soon as reasonably practicable. Purchaser shall pay the fees, costs and expenses of the Appraisal Firm whether or not the transactions contemplated hereby are consummated.

    3.5.2. Seller and Purchaser agree, pursuant to Section 1060 of the Code, that the Purchase Price shall be allocated in accordance with this Section 3.5, and that all Tax returns and reports shall be filed consistent with such allocation. Notwithstanding any other provision of this Agreement, the provisions of this Section 3.5 shall survive the Closing Date without limitation.

3.6.  Prorations.

    All items of income and expense arising from the operation of the Stations with respect to the Purchased Assets and the Assumed Contracts on or before the close of business on the Closing Date shall be for the account of Seller and thereafter shall be for the account of Purchaser. Proration of the items described below between Seller and Purchaser shall be effective as of 11:59 p.m., local time, on such date and shall occur as follows with respect to those rights, liabilities and obligations of Seller transferred to and assumed by Purchaser hereunder.

    3.6.1. Liability for state and local Taxes assessed on the Purchased Assets payable with respect to the tax year in which the Closing Date falls and the annual FCC regulatory fees for the Stations payable with respect to the year in which the Closing Date falls shall each be prorated as between Seller and Purchaser on the basis of the number of days of the Tax year elapsed to and including the Closing Date.

    3.6.2. Prepaid items, deposits, credits and accruals such as water, electricity, telephone, other utility and service charges, lease expenses, license fees (if any) and payments under any contracts or utility services to be assumed by Purchaser shall be prorated between Seller and Purchaser on the basis of the period of time to which such liabilities, prepaid items and accruals apply.

    3.6.3. All prorations shall be made and paid insofar as feasible on the Closing Date; any prorations not made on such date shall be made as soon as practicable (not to exceed ninety (90) days) thereafter. Seller and Purchaser agree to assume, pay and perform all costs, liabilities and expenses allocated to each of them pursuant to this Section 3.6.

                                  ARTICLE 4.
                   REPRESENTATIONS AND WARRANTIES OF SELLER

   Seller hereby represents and warrants to Purchaser as follows:

4.1.  Organization; Good Standing.

    BCR License Sub is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. BCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to own and lease its properties and carry on its business as currently conducted.

4.2.  Due Authorization.

    Subject to the FCC Order and any requisite approval of BCR's stockholders, Seller has full power and authority to enter into and perform this Agreement and the Deposit Escrow Agreement and to carry out the transactions contemplated hereby and thereby. Subject to obtaining any requisite approval of BCR's stockholders, Seller has taken all necessary corporate action to approve the execution and delivery of this Agreement and the Deposit Escrow Agreement and the transactions contemplated hereby and thereby. This Agreement and the Deposit Escrow Agreement each constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

4.3.  Execution and Delivery.

    Except as set forth on Schedule 4.3 and Schedule 4.5 hereto, neither the execution and delivery by Seller of this Agreement or the Deposit Escrow Agreement nor the consummation by Seller of the transactions contemplated hereby or thereby will: (a) conflict with or result in a breach of any provisions of Seller's organizational documents, (b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority, which violation would have a Material Adverse Effect; or (c) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any Lien on any of the Purchased Assets pursuant to, any material agreement, indenture, mortgage or other instrument to which Seller is a party or by which it or its assets may be bound or affected.

4.4.  Governmental Approvals.

    No approval, authorization, consent, order or other action of, or filing with, any court or Governmental Authority is required in connection with the execution and delivery by Seller of this Agreement or the Deposit Escrow Agreement or the consummation of the transactions contemplated hereby or thereby, other than those of the FCC.

4.5.  Title to Personal Property.

    Except as set forth on Schedule 4.5 hereto and except for leased property, Seller is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the Purchased Assets constituting personal property, free and clear of all Liens except (a) Permitted Liens (b) Liens which will be released on or prior to the Closing, or
(c) the Assumed Contracts.

4.6.  Transmitter and Studio Sites.

    4.6.1. Seller has valid, binding and enforceable leasehold interests, which are free and clear of all Liens except for Permitted Liens, in and to the Leased Transmitter Sites and Studio Sites.

    4.6.2. Seller has not received any notice of, and has no knowledge of, any material violation of any zoning, building, health, fire, water use or similar Law in connection with the Leased Transmitter Sites or Studio Sites. To the knowledge of Seller, no fact or condition exists which would result in the termination or impairment of access of the Stations to the Leased Transmitter Sites or the Studio Sites or discontinuation of necessary sewer, water, electrical, gas, telephone or other utilities or services.

4.7.  Tangible Personal Property.

    Schedule 4.7 sets forth a list, complete and accurate in all material respects, of the Purchased Assets which consist of tangible personal property. All of such tangible personal property, viewed as a whole and not on an asset by asset basis, are in good condition and working order, ordinary wear and tear excepted, and are suitable for the uses for which intended, free from any known defects except such minor defects that do not interfere with the continued present use thereof by Seller.

4.8.  FCC Licenses.

    Schedule 2.1.1 lists and accurately describes all of the FCC Licenses necessary for the lawful ownership and operation of the Stations and the conduct of their businesses, except where the failure to hold any such FCC License would not have a Material Adverse Effect. Seller has furnished to Purchaser true and accurate copies of all of the FCC Licenses. Each such FCC License is in full force and effect and is valid under applicable Laws; the Stations are being operated in compliance in all material respects with the Communications Act, and all rules, regulations and policies of the FCC; and to the knowledge of Seller, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) is reasonably likely to result in the revocation or termination of any FCC License or the imposition of any restriction of such a nature as would have a Material Adverse Effect, except for proceedings of a legislative or rule-making nature intended to affect the broadcasting industry generally. The Stations, each of their physical facilities, electrical and mechanical systems and transmitting and studio equipment are being operated in all material respects in accordance with the specifications of the FCC Licenses. The FCC Licenses are unimpaired by any act or omission of Seller or any of Seller's officers, directors or employees and, Seller has fulfilled and performed all of Seller's material obligations with respect to the FCC Licenses and has full power and authority thereunder. Except as set forth on Schedule 4.8, no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses. No event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof.

4.9.  Reports.

    Seller has duly filed all reports required to be filed by any Law or Order of any court or Governmental Authority and has made payment of all charges and other payments, if any, shown by such reports to be due and payable, except where the failure to so file or make payment would not, individually or in the aggregate, have a Material Adverse Effect. All reports required to be filed by Seller with the FCC with respect to the Stations have been filed, except where the failure to so file would not have a Material Adverse Effect. Such reports and disclosures are complete and accurate in all material respects.

4.10.  Taxes.

      All Tax reports and returns required to be filed by or relating to the Purchased Assets have been filed with the appropriate Governmental Authority, and there have been paid all Taxes, penalties, interest, deficiencies, assessments or other charges due with respect to such Taxes, as reflected on the filed returns or claimed to be due by such federal, state or local taxing authorities (other than Taxes, deficiencies, assessments or claims which are being contested in good faith and which in the aggregate are not material). Seller has not received any written notice of any examinations or audits pending or unresolved examinations or audit issues with respect to Seller's federal, state or local Tax returns that could adversely affect the Purchased Assets. All additional Taxes, if any, assessed as a result of such examinations or audits have been paid, and to Seller's knowledge, there are no pending claims or proceedings relating to, or asserted for, Taxes, penalties, interest, deficiencies or assessments against the Purchased Assets.

4.11.  Environmental Matters.

      4.11.1. Except as would not reasonably be expected to have a Material Adverse Effect, with respect to the Purchased Assets, Seller is in compliance with all Environmental Laws.

    4.11.2. Except as would not reasonably be expected to have a Material Adverse Effect, there are no pending or, to the knowledge of Seller, threatened actions, suits, claims, or other legal proceedings based on (and Seller has not received any written notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Governmental Authority arising out of or attributable to): (a) the current or past presence at any part of the Leased Transmitter Sites of Hazardous Materials; (b) the current or past release or threatened release into the environment from the Leased Transmitter Sites (including into any storm drain, sewer, septic system or publicly owned treatment works) of any Hazardous Materials; (c) the off-site disposal of Hazardous Materials originating on or from the Leased Transmitter Sites or the businesses or Purchased Assets of Seller; (d) any violation of Environmental Laws at any part of the Leased Transmitter Sites arising from Seller's activities involving Hazardous Materials.

     4.11.3. Except as would not reasonably be expected to have a Material Adverse Effect, Seller has been duly issued all permits, licenses, certificates and approvals required under any Environmental Law to operate the Purchased Assets as they are currently operated.

     4.11.4. Seller has made available to Purchaser all environmental assessments, reports, audits and other documents in its possession or under its control that relate to the Leased Transmitter Sites or Seller's compliance with Environmental Laws with respect to the Purchased Assets.

     4.11.5. Notwithstanding any other provision of this Agreement, this
Section 4.11 sets forth Seller's exclusive representations and warranties with respect to the environmental condition of the Purchased Assets, Seller's compliance with Environmental Laws, Hazardous Materials, Environmental Laws or other environmental matters. Notwithstanding any other provision of this Agreement, Purchaser hereby waives and releases all claims against Seller arising under Environmental Laws, including any statutory rights to contribution, with respect to the Purchased Assets.

4.12.  Litigation.

     Except as set forth on Schedule 4.12, there is no Order of any court or Governmental Authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise that is pending or, to Seller's knowledge, threatened against or affecting the Stations which, if adversely determined would have a Material Adverse Effect or which challenges the validity of any of the transactions contemplated by this Agreement.

4.13.  Contracts and Agreements.

     Seller is not in default in any material respect under any of the Assumed Contracts, and, as of the Closing Date, Seller will have paid all sums and performed in all material respects all obligations under the Assumed Contracts which are required to be paid or performed prior to the Closing Date.

4.14.  Business Records.

     Seller has, and after the Closing, Purchaser will have, the right to use the Business Records included in the Purchased Assets, free and clear of any royalty or other payment obligations.

4.15.  Third Party Consents.

     Except as set forth in Section 4.4, the only consents from any Person which are required to be obtained by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby are set forth on Schedule 4.15 (the "Third Party Consents").

4.16.  Finders and Brokers.

     Except for Jorgenson Broadcast Brokerage (the fees and expenses of which shall be borne solely by Seller), no person has as a result of any agreement entered into by Seller any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

4.17.  Disclaimer of Warranties; Limitations of Warranties.

     EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY AS TO THE PURCHASED ASSETS, OR ANY PART THEREOF, OR AS TO THE CONDITION OR WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.

                                  ARTICLE 5.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

   Purchaser hereby represents and warrants to Seller as follows:

5.1.  Organization and Good Standing.

    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to own and lease its properties and carry on its business as currently conducted. Nassau License Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its properties and carry on its business as currently conducted.
5.2.  Due Authorization.

    Subject to the FCC Order, Purchaser has full power and authority to enter into this Agreement and the Deposit Escrow Agreement and to carry out Purchaser's obligations hereunder and thereunder. The execution and delivery of this Agreement and the Deposit Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser and Nassau License Sub. This Agreement and the Deposit Escrow Agreement have been duly executed and delivered by Purchaser and each constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or general equitable principles.

5.3.  Execution and Delivery.

    Neither the execution and delivery by Purchaser of this Agreement or the Deposit Escrow Agreement nor the consummation of the transactions contemplated hereby or thereby will: (a) conflict with or result in a breach of the certificate of incorporation or bylaws of Purchaser or Nassau License Sub; (b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority; or (c) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any indenture, mortgage, lease, contract or other instrument to which Purchaser or Nassau License Sub is a party or by which it is bound or affected.

5.4.  Consents.

    No consent, approval, authorization, license, exemption of, filing or registration with any court or Governmental Authority is required in connection with the execution and delivery of this Agreement or the

Deposit Escrow Agreement or the consummation by Purchaser or Nassau License Sub of any transaction contemplated hereby or thereby, other than the consent of the FCC. No approval, authorization or consent of any other Person is required in connection with the execution and delivery by Purchaser of this Agreement and the Deposit Escrow Agreement and the consummation of the transactions contemplated hereby or thereby, except as may have been previously obtained by Purchaser.

5.5.  Finders and Brokers.

    Except for Serafin Bros., Inc. (the fees and expenses of which shall be borne solely by Purchaser), no person has as a result of any agreement entered into by Purchaser any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

5.6.  Purchaser's Qualification.

    5.6.1. Nassau License Sub is legally, financially and otherwise qualified to be the assignee of the FCC Licenses subject to the FCC Order, and no waivers shall be required by the FCC for the consummation of the transactions contemplated hereby or the grant of the FCC Order. To Purchaser's knowledge, there are no facts or proceedings which would reasonably be expected (a) to disqualify Nassau License Sub under the Communications Act or otherwise from holding the FCC Licenses, (b) with respect to WWNY, WWXY and WWYY, to cause the FCC to flag the FCC Application and/or initiate a review of the potential effects on competition and/or diversity of the transaction, or (c) to cause the FCC not to approve the assignment of the FCC Licenses to Nassau License Sub.

    5.6.2. To the knowledge of Purchaser, Purchaser or any Affiliate of Purchaser shall not be required to sell, dispose of or surrender any FCC license held by Purchaser or any such Affiliate with respect to any broadcast properties, or any other properties or businesses of Purchaser or such Affiliate, as may be required under the Communications Act or the antitrust laws in order to consummate the sale and purchase of the Purchased Assets contemplated by this Agreement.

    5.6.3. The ownership structure of Nassau License Sub is set forth on
Schedule 5.6.3.

5.7.  Financial Ability.

    Purchaser has, and on the Closing Date will have, cash available that is sufficient to enable Purchaser to consummate the transactions contemplated by this Agreement.

5.8.  HSR Matters.

    Purchaser, including all entities under common control with Purchaser as "control" is defined in 16 C.F.R. section 801.1(b), (a) does not hold any voting securities of Seller including any entity under common control with Seller as "control" is defined in 16 C.F.R. section 801.1(b) (collectively with Seller the "Seller Entities") and (b) has not acquired any assets from any of the Seller Entities in the six (6) months prior to the date hereof. Purchaser has concluded under the requirements of 16 C.F.R. section 801.10(c)(3), that the fair market value of the Purchased Assets is less than Fifty Million Dollars ($50,000,000).

                                  ARTICLE 6.
                       CERTAIN COVENANTS AND AGREEMENTS

6.1.  Regulatory Approvals.

    6.1.1. No later than one (1) Business Day after the date hereof, Seller and Purchaser shall jointly cause to be filed by Seller's FCC counsel an application with the FCC requesting the FCC's consent to the assignment of the FCC Licenses from BCR License Sub to Nassau License Sub, which application is attached hereto at Exhibit A (the "FCC Application"). Each party shall pay its own expenses in connection with the preparation and prosecution of the FCC Application and shall share equally any filing fees associated with the FCC Application.

    6.1.2. Upon the terms and subject to the conditions set forth in this Agreement, Seller and Purchaser shall each use their respective reasonable best efforts to promptly (a) take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (b) obtain from any Governmental Authority or other Person any actions, non-actions, clearances, waivers, consents, approvals, permits or Orders required to be obtained by Seller, Purchaser or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement, the consummation of the other transactions contemplated hereby and thereby and the assignment of the FCC Licenses from BCR License Sub to Nassau License Sub; (c) furnish all information required for any application or other filing to be made pursuant to any applicable Law or any applicable regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement, including filings in connection with the FCC Application, and to supply promptly any additional information and documentary material that may be requested in connection with such filings or applications; (d) avoid the entry of, or have vacated or terminated, any Order that would restrain, prevent or delay the Closing or the FCC Order, including defending against and opposing any lawsuits or other proceedings (including any FCC reconsideration or review), whether judicial or administrative, reviewing or challenging this Agreement, the consummation of the other transactions contemplated hereby and thereby or the assignment of the FCC Licenses from BCR License Sub to Nassau License Sub; and (e) execute and deliver any additional instruments necessary to assign the FCC Licenses from BCR License Sub to Nassau License Sub or to consummate any other transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the assignment of the FCC Licenses from BCR License Sub to Nassau License Sub or the consummation of the other transactions contemplated hereby at the behest of any Governmental Authority or other Person without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Without limiting this Section 6.1.2, Purchaser agrees to take any and all steps and to make any and all undertakings necessary to (i) avoid or eliminate each and every impediment under any antitrust, merger control, competition, or trade regulation Law, including the Communications Act, that may be asserted by any Governmental Authority with respect to consummation of the transactions contemplated by this Agreement and (ii) resolve any objection that may be asserted by the FCC or any other Person in order to obtain promptly the FCC Order or satisfy or comply with any conditions imposed by the FCC Order, in all events so as to enable the Closing to occur as soon as reasonably possible, including proposing, negotiating, committing to, and effecting by consent decree, hold separate order, or otherwise, the sale, divestiture, licensing or disposition of such assets of Purchaser or any of its Affiliates (including any FCC license held by such persons) or otherwise taking or committing to take actions that limit Purchaser's or its Affiliates' freedom of action with respect to, or their ability to retain, any of their assets, in each case, as may be required in order to obtain the FCC Order or avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other Order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing. Purchaser covenants that prior to the Closing, no changes shall be made in the direct or indirect ownership structure of Nassau License Sub, except for such changes that would not delay (A) the processing by the FCC of the FCC Application, and/or (B) the prompt issuance of the FCC Order.

    6.1.3. Notwithstanding anything in this Agreement to the contrary, if the Closing occurs before the FCC Order becomes a Final Order, the terms of Section
6.1.2 shall survive the Closing until the FCC Order becomes a Final Order; provided, however, that such terms shall only survive as applied to actions relating to the obtaining of the FCC Order and such FCC Order becoming a Final Order. No assignment of the FCC Licenses shall occur prior to obtaining the FCC Order.

6.2.  Third Party Consents and Notices.

    6.2.1. Seller will use its reasonable best efforts to obtain all Third Party Consents as promptly as practicable after the date of this Agreement. All Third Party Consents shall be in form reasonably satisfactory to Purchaser, and none shall provide for any increase in cost or other change in terms and conditions after the Closing which would be materially adverse to Purchaser.
    6.2.2. If any Third Party Consent has not been obtained prior to Closing, and prior to Closing an Alternative Arrangement has been obtained with respect to the Assumed Contract to which such Third Party Consent pertains (in each case, a "Deferred Contract"), then Seller shall retain, until such time as such Third Party Consent shall have been obtained by Seller, all rights to and liabilities under the Deferred Contract. Until the assignment of the Deferred Contract, (a) Seller shall continue to use reasonable best efforts and Purchaser shall cooperate with Seller to obtain all required consents or approvals to remove any other impediments to such assignment, and (b) Seller shall cooperate with Purchaser (and Purchaser shall cooperate with Seller) in any lawful arrangement to provide (to the extent permitted without breach of such Deferred Contract) that Purchaser shall receive the benefits of such Deferred Contract after the Closing Date to the same extent, and without any additional cost or expense to Purchaser, as if such Deferred Contract had been assigned to Purchaser (such arrangement, an "Alternative Arrangement"). To the extent that Purchaser receives such benefits, Purchaser shall assume Seller's Liabilities thereunder arising on or after the Closing Date with respect to such Alternative Arrangement and Purchaser shall perform any such obligations of Seller arising under such Alternative Arrangement. If, subsequent to the Closing, Seller shall obtain all required consents or approvals required to assign any Deferred Contract, the Deferred Contract for which consent or approval to assign has been obtained shall at that time be deemed to be conveyed, granted, bargained, sold, transferred, setover, assigned, released, delivered and confirmed to Purchaser and assumed by Purchaser, without need of further action by Seller or of further documentation except for notice from Seller to Purchaser that such consent or approval has been obtained; and from and after the effective date such Deferred Contract is assigned to Purchaser,
(i) no party shall have any further liability under the Alternative Arrangement related thereto, and (ii) the Deferred Contract shall be deemed to be an Assumed Contract.

    6.2.3. Prior to Closing, Seller shall provide written notice to third parties which have entered into material contracts with any of the Stations (other than the Assumed Contracts) regarding (a) the existence of this Agreement and the transactions contemplated hereby and (b) that Purchaser is not assuming any obligations of Seller or the Stations in respect of the contracts with such third parties. Seller shall promptly provide copies of these written notices to Purchaser.

6.3.  Access to Information.

    From the date hereof until the Closing (upon reasonable notice to Seller), during normal business hours, Seller shall, and shall cause its officers, directors, employees, auditors and agents to, (a) afford the officers, employees and authorized agents and representatives of Purchaser reasonable access to the offices, properties, books and records of Seller to the extent related to the Purchased Assets, and (b) furnish to the officers, employees and authorized agents and representatives of Purchaser such additional information regarding the Purchased Assets as Purchaser may from time to time reasonably request in order to assist Purchaser in fulfilling its obligations under this Agreement and to facilitate the consummation of the transactions contemplated hereby; provided, however, that such investigation shall not unreasonably interfere with any of the businesses or operations of Seller or any Station.

6.4.  Confidentiality.

    The terms of the confidentiality agreement executed prior to the date hereof (the "Confidentiality Agreement") between Seller and Purchaser are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement and the obligations of Purchaser under this Section 6.4 shall terminate; provided, however, that the Confidentiality Agreement shall terminate only in respect of that portion of the Evaluation Material (as defined in the Confidentiality Agreement) exclusively relating to the transactions contemplated by this Agreement and the Purchased Assets. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect.

6.5.  Public Announcements.

    Seller and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by Law or any listing agreement with a national securities exchange to which Seller or Purchaser is a party if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

6.6.  Ordinary Course of Business.

    During the period from the date hereof to the Closing Date, unless the prior consent of Purchaser is first obtained, Seller shall cause the Stations to not knowingly take any action which would cause the conditions set forth in
Section 7.1 and Section 7.2 not to be satisfied as of the Closing Date.

6.7.  Control of the Station.

    Prior to the Closing, Purchaser shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Stations; such operations, including complete control and supervision of all of the Stations programs, employees, and policies, shall be the sole responsibility of Seller until the Closing.

6.8.  Risk of Loss.

    Seller shall bear the risk of all damage to, loss of or destruction of any of the Purchased Assets between the date of this Agreement and the Closing Date. If any material portion of the Purchased Assets (other than items that are obsolete and not necessary for the continued operations of the Stations) shall suffer any material damage or destruction prior to the Closing Date, Seller shall promptly notify Purchaser in writing of such damage or destruction, shall promptly take all necessary steps to restore, repair or replace such assets at Seller's sole expense, and shall advise Purchaser in writing of the estimated cost to complete such restoration, repair or replacement and all amounts actually paid as of the date of the estimate. If necessary and provided that Seller is diligently pursuing such restoration, repair or replacement, the Closing Date shall be extended for a period not exceeding ninety (90) days to accomplish such restoration, repair or replacement. If such restoration, repair or replacement is not accomplished prior to the Closing Date, as the same may be extended as provided herein, the parties shall consummate the Closing and Purchaser shall receive all insurance proceeds paid or payable to Seller and Purchaser shall thereafter complete such restoration, repair or replacement at its sole expense; provided, however, Seller shall have no further liabilities with respect to such damage or destruction after payment to Purchaser of such insurance proceeds.

6.9.  Collection of Receivables.

    At the Closing, Seller shall assign the Accounts Receivables to Purchaser for collection purposes only, and, within five (5) Business Days after the Closing Date, Seller shall furnish to Purchaser a list of the Accounts Receivables by accounts and the amounts then owing. Purchaser agrees, for a period of one hundred fifty (150) days following the Closing Date (the "Collection Period"), without any requirement to litigate to collect the Accounts Receivables, to use its reasonable best efforts (with at least the care and diligence Purchaser uses to collect its own accounts receivables) to collect for Seller the Accounts Receivables and to remit to Seller on the fifth day following the last day of each month occurring during the Collection Period (or, if any such day is a Saturday, Sunday or holiday, on the next Business
Day), collections received by Purchaser with respect to the Accounts Receivables. With each remittance, Purchaser shall furnish a statement of the amounts collected and the Persons from whom such amounts were collected. Purchaser shall not make any referral or compromise of any Accounts Receivables to a collection agency or attorney for collection and shall not compromise for less than full value any Account Receivable without the prior written consent of Seller. Any Account Receivable not collected by Purchaser within the Collection Period shall revert to Seller. Purchaser shall reassign, without recourse to Purchaser, each Account Receivable and deliver to Seller, all records relating thereto on the same day as it remits to Seller the collections received. All payments in respect of the Accounts Receivables received during the Collection Period shall be first applied to the oldest balance then due on the Accounts Receivables unless the account debtor indicates in writing that payment is to be applied otherwise due to a dispute over an Account Receivable. Purchaser agrees, upon the reasonable request of Seller, to furnish to Seller periodic reports on the status of Seller's Accounts Receivables. Purchaser shall have no right to set-off any amounts collected for Accounts Receivables for any amounts owed to Purchaser by Seller.

6.10.  Employees.

    Schedule 6.10 contains a list of all of the employees of the Stations. On or prior to January 7, 2003, Purchaser shall deliver to Seller a list of the employees of the Stations that Purchaser shall retain after the Closing.

6.11.  Relocation of Transmitter Site.

    Purchaser shall use reasonable best efforts to obtain all consents and approvals necessary for Purchaser to relocate the WWYY Transmitter Site from the current location to Purchaser's tower site located in Stroudsburg, Pennsylvania. Purchaser shall promptly notify Seller in writing upon receipt of all such consents and approvals.

6.12.  Requisite Consents to Assign this Agreement.

    Purchaser shall use reasonable best efforts to obtain all consents and approvals necessary for Purchaser to assign all or any portion of Purchaser's rights under this Agreement to Nassau Partnership or Nassau Operating Sub in accordance with Section 11.8.1 on or prior to January 15, 2002.

                                  ARTICLE 7.
                       CONDITIONS TO PURCHASER'S CLOSING

   The obligations of Purchaser to purchase the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Purchaser) at or prior to the Closing of each of the following conditions:

7.1.  Representations and Warranties.

    The representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement), except in all cases where the failure of any representation or warranty to be true and correct would not have a Material Adverse Effect.

7.2.  Covenants.

    Seller shall have performed the covenants and agreements contained in this Agreement that are to be performed by Seller at or prior to the Closing, except in all cases where the failure to perform such covenants and agreements would not have a Material Adverse Effect.

7.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being understood that Purchaser's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

7.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

7.5.  Third Party Consents.

    The Third Party Consents set forth on Schedule 7.5 shall have been obtained without the imposition of any conditions materially adverse to Purchaser; provided, that if an Alternative Arrangement has been entered into in lieu of the receipt of any such Third Party Consent for an Assumed Contract as contemplated by Section 6.2.2, no consents or approvals with respect to such Assumed Contract shall be required to be obtained under this Section 7.5.

7.6.  Closing Deliveries.

    Purchaser shall have received each of the documents or items required to be delivered to Purchaser pursuant to Section 9.1 hereof.

                                  ARTICLE 8.
                        CONDITIONS TO SELLER'S CLOSING

   The obligations of Seller to sell, transfer, convey and deliver the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Seller) at or prior to the Closing of the following conditions:

8.1.  Representations and Warranties.

    The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement).

8.2.  Covenants.

    Purchaser shall have performed in all material respects the covenants and agreements contained in this Agreement that are to be performed by Purchaser as of the Closing.

8.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being agreed and understood that Seller's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

8.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

8.5.  Closing Deliveries.

    Seller shall have received each of the documents or items required to be delivered to Seller pursuant to Section 9.2.

                                  ARTICLE 9.
                     DOCUMENTS TO BE DELIVERED AT CLOSING

9.1.  Delivery by Seller.

    At the Closing, Seller shall deliver to Purchaser the following:

    9.1.1. The bills of sale, agreements of assignment and similar instruments of transfer to the Purchased Assets contemplated by Section 3.4 hereto.

    9.1.2. A certificate, signed by an executive officer of Seller, as to the fulfillment of the conditions set forth in Section 7.1 and Section 7.2 hereof.

    9.1.3. The Business Records.

    9.1.4. Instructions to the Deposit Escrow Agent in writing and duly executed by Seller to return the Deposit to Purchaser.

9.2.  Delivery by Purchaser.

    At the Closing, Purchaser shall deliver to Seller the following:

    9.2.1. The Purchase Price in the amount and manner set forth in Section 3.2.

    9.2.2. A certificate, signed by an executive officer of Purchaser, as to the fulfillment of the conditions set forth in Section 8.1 and Section 8.2 hereof.

    9.2.3. An assumption agreement pursuant to which Purchaser shall assume the Assumed Contracts.

                                  ARTICLE 10.
                                  TERMINATION

10.1.  Termination Rights.

     This Agreement may be terminated by the mutual written agreement of Purchaser and Seller, or, if the terminating party is not then in material breach of its obligations hereunder, upon written notice as follows:

     10.1.1. by Purchaser if Seller is in material breach of its obligations hereunder, such that the conditions set forth in Section 7.1 and Section 7.2 would not be satisfied as of the Closing, and such breach has not been cured by Seller within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty (30) days and Seller is diligently attempting to cure such breach);

     10.1.2. by Seller if Purchaser is in material breach of its obligations hereunder, such that the conditions set forth in Section 8.1 and Section 8.2 would not be satisfied as of the Closing, and such breach has not been cured by Purchaser within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty days and Purchaser is diligently attempting to cure such breach);

     10.1.3. by either Purchaser or Seller if the FCC denies the FCC Application in an order that has become a Final Order, or has designated the FCC Application for a hearing; or

     10.1.4. by either Purchaser or Seller if the Closing has not occurred on or before such date which is six (6) months after the date of this Agreement.

10.2.  Additional Termination Rights.

     This Agreement may be terminated upon written notice as follows:

     10.2.1. by Purchaser on or prior to January 15, 2003, if Purchaser shall not have obtained all consents and approvals necessary for Purchaser to assign all or any portion of Purchaser's rights under this Agreement to Nassau Partnership or Nassau Operating Sub in accordance with Section 11.8.1; or

     10.2.2. by Seller, if the Deposit Escrow Agent has not received the Additional Deposit prior to 5:00 p.m. (Washington, D.C. local time) on January 16, 2003.

10.3.  Effect of Termination.

     In the event of termination of this Agreement pursuant to Section 10.1 or
Section 10.2.2 above, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except as set forth in Section 10.4 and except for any liability of any party for any material breach of this Agreement, in which case any non-breaching party shall have all rights and remedies available at law or in equity). In the event of termination of this Agreement pursuant to Section 10.2.1 above, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except as set forth in Section 10.4). Notwithstanding anything to the contrary contained herein, the provisions of Sections 6.4, 10.4 and 11.4 shall expressly survive the termination of this Agreement.

10.4.  Release of Deposit.

     10.4.1. If this Agreement is terminated by Seller pursuant to Section 10.1.2, or if Seller terminates this Agreement pursuant to Section 10.1.3 or
Section 10.1.4 and, at the time of such termination pursuant to Section 10.1.3 or Section 10.1.4, Purchaser is in material breach of any of Purchaser's representations, warranties, covenants, agreements or obligations set forth in this Agreement and such material breach gave rise to Seller's termination right pursuant to Section 10.1.3 and Section 10.1.4, then, in any such case, within five (5) Business Days after such termination, the Deposit shall be paid to Seller by wire transfer of immediately available funds pursuant to written instructions provided by Seller and Purchaser to the Deposit Escrow Agent. The parties acknowledge and agree that payment of the Deposit to Seller pursuant to this Section 10.4.1 shall not constitute liquidated damages, and Seller shall be entitled to any and all rights and remedies available at law or in equity.

     10.4.2. If this Agreement is terminated pursuant to Section 10.1 above other than as set forth in Section 10.4.1 above, then and in that event, within five (5) Business Days after such termination, the Deposit (and all accrued interest thereon) shall be refunded to Purchaser by wire transfer of immediately available funds pursuant to written instructions provided by Seller and Purchaser to the Deposit Escrow Agent.

     10.4.3. If this Agreement is terminated by Purchaser pursuant to Section 10.2.1, then, within three (3) Business Days after such termination, the Deposit shall be paid to Seller by wire transfer of immediately available funds pursuant to written instructions provided by Seller to the Deposit Escrow Agent. The parties acknowledge and agree that payment of the Deposit to Seller pursuant to this Section 10.4.3 shall constitute liquidated damages.

   10.4.4. If Seller terminates this Agreement pursuant to Section 10.2.2, then, within three (3) Business Days after such termination, the Deposit shall be paid to Seller by wire transfer of immediately available funds pursuant to written instructions provided by Seller to the Deposit Escrow Agent. The parties acknowledge and agree that payment of the Deposit to Seller pursuant to this Section 10.4.4 shall not constitute liquidated damages, and Seller shall be entitled to any and all rights and remedies available at law or in equity.

                                  ARTICLE 11.
                           MISCELLANEOUS PROVISIONS

11.1.  No Survival.

     The representations and warranties in this Agreement shall terminate at, and will have no further force and effect after, the Closing. No covenants or agreements of the parties contained in this Agreement shall survive the Closing, except that covenants that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive in accordance with their terms.

11.2.  Specific Performance.

     The parties acknowledge that the Purchased Assets and the transactions contemplated hereby are unique, that a failure by Seller or Purchaser to complete such transactions will cause irreparable injury to the other, and that actual damages for any such failure may be difficult to ascertain and may be inadequate. Consequently, Seller and Purchaser agree that each shall be entitled, in the event of a default by the other, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which the non-defaulting party may otherwise be entitled. In the event any action is brought, the prevailing party shall be entitled to recover court costs and reasonable attorneys' fees.

11.3.  Additional Actions, Documents and Information.

     Purchaser agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Seller in connection with the consummation of the transactions contemplated by this Agreement. Seller agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

11.4.  Fees and Expenses.

     Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors, and accountants incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense, whether or not the Closing shall have occurred.

11.5.  Transfer Taxes.

     All sales, use, transfer, filing, recordation, registration and similar Taxes and fees arising from or associated with the transactions contemplated hereunder, whether levied on Purchaser or Seller, shall be borne by Purchaser. Purchaser or Seller, as required by Law, shall file all necessary documentation with respect to, and make all payments of, such taxes and fees on a timely basis; provided that Purchaser shall remit any funds necessary to pay such taxes and fees under this Section 11.5 in sufficient time to allow timely payment of any such taxes and fees.

11.6.  Notices.

     All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by telegram, telex, or facsimile transmission addressed as follows:

      If to Purchaser:

          Nassau Broadcasting Holdings, Inc.
          619 Alexander Road, Third Floor
          Princeton, New Jersey 08540
          Attention: Louis F. Mercanti, Jr.
          Telephone: (609) 924-1515 x 204
          Facsimile: (609) 452-6017

      with a copy (which shall not constitute notice) to:

          Nassau Broadcasting Holdings, Inc.
          619 Alexander Road, Third Floor
          Princeton, New Jersey 08540
          Attention: Timothy R. Smith, Esq.
          Telephone: (609) 924-1515 x 203
          Facsimile: (609) 452-6017

      If to Seller:

          Big City Radio, Inc.
          c/o Metromedia Company
          One Meadowlands Plaza
          East Rutherford, New Jersey 07073-2137
          Attention: David A. Persing
          Telephone: (201) 531-8022
          Facsimile: (201) 531-2803

      with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          8300 Greensboro Drive
          Suite 1100
          McLean, Virginia 22102
          Attention: Thomas E. Repke
                  Richard T. Horan, Jr.
          Telephone: (703) 610-6138
                  (703) 610-6111
          Facsimile: (703) 610-6200

or such other address as the addressee may indicate by written notice to the other parties.

     Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11.7.  Waiver.

     No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

11.8.  Benefit and Assignment.

     11.8.1. No party hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto; provided, however, that prior to Closing, Purchaser may assign all or any portion of Purchaser's rights under this Agreement to Nassau Partnership or Nassau Operating Sub only if the following are satisfied prior to such assignment: (a) Purchaser shall have provided prior written notice to Seller, (b) such assignment to Nassau Partnership or Nassau Operating Sub would not cause any delay in the processing by the FCC of the applications for the transactions contemplated herein or the receipt of the FCC Order, (c) Purchaser shall not be released from any Liabilities under this Agreement, (d) Purchaser and the assignee shall be jointly and severally liable for the Liabilities of Purchaser under this Agreement, and (e) at the time of such assignment Nassau Partnership and Nassau Operating Sub shall own the same radio broadcast stations that Nassau Partnership and Nassau Operating Sub own as of the date of this Agreement; provided, further, that if the Closing has occurred and the FCC Order has not become a Final Order, then Purchaser shall have the right to assign all or part of this Agreement to any third party and Seller shall cooperate to effectuate such assignment.

     11.8.2. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No Person, other than the parties hereto, is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

11.9.  Entire Agreement; Amendment.

     This Agreement, including the Schedules and Exhibits hereto and the other instruments and documents referred to herein or delivered pursuant hereto contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party or parties against whom enforcement of the amendment, modification or discharge is sought.

11.10.  Severability.

     If any part of any provision of this Agreement or any other contract, agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said contract, agreement, document or writing.

11.11.  Headings.

     The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

11.12.  Governing Law; Jurisdiction.

     This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law). The parties hereto hereby waive personal service of any process in connection with any such action, suit or proceeding and agree that the service thereof may be made by certified or registered mail addressed to or by personal delivery to the other party, at such other party's address set forth pursuant to Section 11.6 hereof. In the alternative, in its discretion, any of the parties hereto may effect service upon any other party in any other form or manner permitted by law.

11.13.  Signature in Counterparts.

     This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

            [The remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

                                           SELLER

                                           BIG CITY RADIO, INC.

                                           By:          /s/  P.R. THOMSON
                                                  -----------------------------
                                           Name:          P.R. Thomson
                                           Title:            VP CFO

                                           BIG CITY RADIO-NY, L.L.C.

                                           By:          /s/  P.R. THOMSON
                                                  -----------------------------
                                           Name:          P.R. Thomson
                                           Title:            VP CFO

                                           PURCHASER

                                           NASSAU BROADCASTING HOLDINGS, INC.

                                           By:     /s/  LOUIS F. MERCANTI, JR.
                                                  -----------------------------
                                           Name:     Louis F. Mercanti, Jr.
                                           Title:           President

                                    ANNEX I
                                  DEFINITIONS

   "Accounts Receivables" shall mean all accounts receivables with respect to the Stations as of the end of the broadcast day immediately preceding the Closing Date.

   "Additional Deposit" shall have the meaning set forth in Section 3.1.2.

   "Affiliates" of a party shall mean persons or entities that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, such party.

   "Agreement" shall have the meaning set forth in the Preamble.

   "Alternative Arrangement" shall have the meaning set forth in Section 6.2.2.

   "Appraisal Firm" shall have the meaning set forth in Section 3.5.1. "Assumed Contracts" shall have the meaning set forth in Section 2.3.

   "BCR" shall have the meaning set forth in the Preamble.

   "BCR License Sub" shall have the meaning set forth in the Preamble.

   "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

   "Business Records" shall have the meaning set forth in Section 2.1.8.

   "Closing" shall have the meaning set forth in Section 3.3.

   "Closing Date" shall have the meaning set forth in Section 3.3.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

   "Collection Period" shall have the meaning set forth in Section 6.9.

   "Communications Act" shall mean the Communications Act of 1934, as amended.

   "Confidentiality Agreement" shall have the meaning set forth in Section 6.4.

   "Deferred Contract" shall have the meaning set forth in Section 6.2.2.

   "Deposit" shall have the meaning set forth in Section 3.1.2.

   "Deposit Escrow Agent" shall have the meaning set forth in Section 3.1.

   "Deposit Escrow Agreement" shall have the meaning set forth in Section 3.1.

   "Environmental Laws" shall mean the applicable provisions of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA"); 42 U.S.C. (S) 9601 et seq.; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. (S) 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 5101 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901 et seq.; the Clean Water Act ("CWA"), 33 U.S.C.
(S) 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. (S) 7401 et seq.; or any other applicable federal, state, or local laws relating to Hazardous Materials generation, production, use, storage, treatment, transportation or disposal, or the protection of the environment

   "Excluded Assets" shall have the meaning set forth in Section 2.2.

   "FCC" shall mean the Federal Communications Commission.

   "FCC Application" shall have the meaning set forth in Section 6.1.1.

   "FCC Licenses" shall have the meaning set forth in Section 2.1.1.

   "FCC Order" shall mean that the FCC (including the Media Bureau pursuant to delegated authority) has granted or given its consent, without any condition materially adverse to Purchaser or Seller, to the assignment of the FCC Licenses from Seller to Nassau License Sub.

   "Final Order" shall mean that the FCC Order shall have become final, that is, that the time period for filing any protests or requests or petitions for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction of such order and the time period for the FCC or its staff to have taken any actions to reconsider or review such order shall have expired, and that no timely protest or request or petition for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction or action by the FCC or its staff to reconsider or review such order shall be pending.

   "Governmental Authority" shall mean any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state, municipal, foreign or other.

   "Hazardous Materials" shall mean any wastes, substances, or materials (whether solids, liquids or gases) that are deemed hazardous, toxic, pollutants, or contaminants, including substances defined as "hazardous wastes", "hazardous substances", "toxic substances", "radioactive materials" or other similar designations in, or otherwise subject to regulation under, any Environmental Laws.

   "Initial Deposit" shall have the meaning set forth in Section 3.1.1.

   "Law" shall mean any statute, law, ordinance, rule or regulation.

   "Leased Transmitter Sites" shall have the meaning set forth in Section 2.1.2.

   "Liabilities" shall mean, as to any Person, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute or contingent of such Person, whether accrued, vested or otherwise, whether in contract, tort, strict liability or otherwise and whether or not actually reflected, or required by generally accepted accounting principles to be reflected, in such Person's balance sheets or other books and records.

   "Liens" shall mean, statutory or otherwise, security interests, claims, pledges, licenses, equities, options, conditional sales contracts, assessments, levies, charges or encumbrances of any nature whatsoever.

   "Material Adverse Effect" shall mean a material adverse effect on the Purchased Assets taken as a whole, but shall specifically exclude any material adverse effect caused by (a) factors affecting the radio industry generally or the market in which the Stations operate, (b) general, national, regional or local economic or financial conditions, (c) new governmental Laws, (d) the failure to achieve any financial or operational targets, projections or milestones set forth in any Seller business plan or budget, or (e) liquidity or cash flow deficiencies affecting Seller's business, properties, assets, liabilities, financial condition, results of operations, properties or prospects.

   "Nassau License Sub" shall mean Nassau Broadcasting II, L.L.C., a Delaware limited liability company.

   "Nassau Operating Sub" shall mean Nassau Broadcasting I, L.L.C., a Delaware limited liability company.

                                   Annex I-2

   "Nassau Partnership" shall mean Nassau Broadcasting Partners, L.P., a Delaware limited partnership.

   "Order" shall mean any order, writ, injunction, judgment, plan or decree of any Governmental Authority.

   "Permitted Liens" shall mean (a) Liens for taxes not yet due and payable;
(b) landlord's Liens and Liens for property taxes not delinquent; (c) statutory Liens that were created in the ordinary course of business and which are not delinquent; (d) restrictions or rights granted to Governmental Authorities under applicable Law to the extent not arising pursuant to any defaults thereunder; (e) zoning, building, or similar restrictions relating to or affecting property which do not arise in connection with a violation of applicable Law; (f) Liens on the Leased Transmitter Sites and the Studio Sites that do not materially affect the current use and enjoyment thereof in the operation of the Stations or the value of such Leased Transmitter Sites and Studio Sites; (g) customary utility and similar easements affecting property;
(h) Liens for which a proration adjustment is made pursuant to Section 3.6 of this Agreement; and (i) Liens, if any, described on Schedule 4.5 hereto.

   "Person" or "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Governmental Authority.

   "Purchase Price" shall have the meaning set forth in Section 3.2.

   "Purchased Assets" shall have the meaning set forth in Section 2.1.

   "Purchaser" shall have the meaning set forth in the Preamble.

   "Seller" shall have the meaning set forth in the Preamble.

   "Seller Entities" shall have the meaning set forth in Section 5.8.

   "Stations" shall have the meaning set forth in the Recitals.

   "Studio Sites" shall have the meaning set forth in Section 2.1.4.

   "Taxes" shall mean all federal, state and local taxes (including income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar charges of every kind, character or description imposed by any Governmental Authorities.

   "Third Party Consents" shall have the meaning set forth in Section 4.15.

   "WWYY Transmitter Site" shall mean the WWYY-FM transmitter site known as Delaware Water Gap, Pennsylvania, and leased by Seller pursuant to the lease agreement described at Item 3 of Schedule 2.1.2 hereto.

                                   Annex I-3

                                   SCHEDULES

            Schedule 2.1.1 FCC Licenses

            Schedule 2.1.2 Leased Transmitter Sites

            Schedule 2.1.4 Studio Sites

            Schedule 2.3   Assumed Contracts

            Schedule 3.5   Allocation of Purchase Price

            Schedule 4.3   Consents and Approvals

            Schedule 4.5   Title to Personal Property

            Schedule 4.7   Tangible Personal Property

            Schedule 4.8   Pending FCC Matters

            Schedule 4.12  Litigation

            Schedule 4.15  Third Party Consents

            Schedule 5.6.3 Ownership Structure of Nassau License Sub

            Schedule 6.10  Employees of the Stations

            Schedule 7.5   Required Third Party Consents for Closing

                                   EXHIBITS

Exhibit A    FCC Application

                                                                        Annex C



                           ASSET PURCHASE AGREEMENT

                                 BY AND AMONG

                             BIG CITY RADIO, INC.,

                          BIG CITY RADIO-CHI, L.L.C.

                                  as Seller,

                                      and

                 SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC.

                                   Purchaser

                         Dated as of December 31, 2002

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
ARTICLE 1. DEFINITIONS AND REFERENCES........................... C-1

ARTICLE 2. PURCHASE AND SALE.................................... C-1
2.1.  Purchase and Sale of Assets............................... C-1
      2.1.1.  FCC Licenses...................................... C-2
      2.1.2.  Owned Transmitter Sites........................... C-2
      2.1.3.  Leased Transmitter Sites.......................... C-2
      2.1.4.  Transmitter Equipment............................. C-2
      2.1.5.  Studio Site....................................... C-2
      2.1.6.  Studio Equipment.................................. C-2
      2.1.7.  Certain Intangible Property....................... C-2
      2.1.8.  Business Records.................................. C-2
2.2.  Excluded Assets........................................... C-2
      2.2.1.  Cash.............................................. C-2
      2.2.2.  Receivables....................................... C-3
      2.2.3.  Deposits and Prepaid Expenses..................... C-3
      2.2.4.  Intellectual Property............................. C-3
      2.2.5.  Certain Books and Records......................... C-3
      2.2.6.  Securities........................................ C-3
      2.2.7.  Insurance......................................... C-3
      2.2.8.  Time Sales Agreements............................. C-3
      2.2.9.  Pre-Closing Claims................................ C-3
      2.2.10. Rights Under this Agreement....................... C-3
      2.2.11. Employee Benefit Plans............................ C-3
      2.2.12. Name.............................................. C-3
      2.2.13. Other Excluded Assets............................. C-3
2.3.  Assumed Contracts......................................... C-4

ARTICLE 3. PURCHASE PRICE; CLOSING.............................. C-4
3.1.  Purchase Price............................................ C-4
3.2.  Time of Closing........................................... C-4
3.3.  Closing Procedures........................................ C-4
3.4.  Allocation of Purchase Price.............................. C-4
3.5.  Prorations................................................ C-5

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER............. C-5
4.1.  Organization; Good Standing............................... C-5
4.2.  Due Authorization......................................... C-5
4.3.  Execution and Delivery.................................... C-6
4.4.  Governmental Approvals.................................... C-6
4.5.  Title to Personal Property................................ C-6
4.6.  Transmitter and Studio Sites.............................. C-6
4.7.  Tangible Personal Property................................ C-6
4.8.  FCC Licenses.............................................. C-6
4.9.  Reports................................................... C-7
4.10. Taxes..................................................... C-7
4.11. Environmental Matters..................................... C-7
4.12. Litigation................................................ C-8
4.13. Contracts and Agreements.................................. C-8
4.14. Business Records.......................................... C-8
4.15. Third Party Consents...................................... C-8
4.16. Finders and Brokers....................................... C-8

                                                                        Page
                                                                        ----

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER.................  C-9
5.1.                 Organization and Good Standing....................  C-9
5.2.                 Due Authorization.................................  C-9
5.3.                 Execution and Delivery............................  C-9
5.4.                 Consents..........................................  C-9
5.5.                 Finders and Brokers...............................  C-9
5.6.                 Purchaser's Qualification.........................  C-9
5.7.                 Financial Ability................................. C-10

ARTICLE 6. CERTAIN COVENANTS AND AGREEMENTS............................ C-10
6.1.                 Regulatory Approvals.............................. C-10
6.2.                 Third Party Consents and Notices.................. C-11
6.3.                 Access to Information............................. C-11
6.4.                 Confidentiality................................... C-11
6.5.                 Public Announcements.............................. C-12
6.6.                 Ordinary Course of Business....................... C-12
6.7.                 Control of the Station............................ C-12
6.8.                 Risk of Loss...................................... C-12
6.9.                 Collection of Receivables......................... C-12
6.10.                Time Brokerage Agreement.......................... C-13
6.11.                Cooperation With WXXY Owner....................... C-13
6.12.                Employee Related Matters.......................... C-13

ARTICLE 7. CONDITIONS TO PURCHASER'S CLOSING........................... C-14
7.1.                 Representations and Warranties.................... C-14
7.2.                 Covenants......................................... C-14
7.3.                 FCC Order......................................... C-14
7.4.                 No Orders......................................... C-14
7.5.                 Third Party Consents.............................. C-14
7.6.                 Closing Deliveries................................ C-14

ARTICLE 8. CONDITIONS TO SELLER'S CLOSING.............................. C-15
8.1.                 Representations and Warranties.................... C-15
8.2.                 Covenants......................................... C-15
8.3.                 FCC Order......................................... C-15
8.4.                 No Orders......................................... C-15
8.5.                 Closing Deliveries................................ C-15

ARTICLE 9. DOCUMENTS TO BE DELIVERED AT CLOSING........................ C-15
9.1.                 Delivery by Seller................................ C-15
9.2.                 Delivery by Purchaser............................. C-16

ARTICLE 10. TERMINATION................................................ C-16
10.1.                Termination....................................... C-16
10.2.                Effect of Termination............................. C-16

ARTICLE 11. MISCELLANEOUS PROVISIONS................................... C-16
11.1.                No Survival....................................... C-16
11.2.                Specific Performance.............................. C-17
11.3.                Additional Actions, Documents and Information..... C-17
11.4.                Fees and Expenses................................. C-17
11.5.                Transfer Taxes.................................... C-17
11.6.                Notices........................................... C-17

                                                                       Page
                                                                       ----
11.7.  Waiver......................................................... C-18
11.8.  Benefit and Assignment......................................... C-18
11.9.  Entire Agreement; Amendment.................................... C-19
11.10. Severability................................................... C-19
11.11. Headings....................................................... C-19
11.12. Governing Law; Jurisdiction.................................... C-19
11.13. Signature in Counterparts...................................... C-19

                           ASSET PURCHASE AGREEMENT

   THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of the 31st day of December, 2002, by and among Big City Radio, Inc., a Delaware corporation ("BCR"), BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company ("BCR License Sub"; BCR together with BCR License Sub, "Seller"), and SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC., a Delaware corporation ("Purchaser").

   WHEREAS, Seller is the licensee of the following radio broadcast stations (collectively the "Stations"): WDEK-FM, licensed to De Kalb, Illinois; WKIE-FM, licensed to Arlington Heights, Illinois; and WKIF-FM, licensed to Kankakee, Illinois;

   WHEREAS, Seller owns the assets which are used in the operation of the Stations;

   WHEREAS, contemporaneously herewith, Seller and Purchaser are executing a time brokerage agreement for the Stations, which shall become effective as of January 6, 2003 (the "Time Brokerage Agreement");

   WHEREAS, Purchaser is a subsidiary of Spanish Broadcasting System, Inc., a Delaware corporation ("Parent");

   WHEREAS, simultaneously with the execution and delivery of this Agreement, as an inducement to the willingness of Seller to enter into this Agreement and the Time Brokerage Agreement and to consummate the transactions contemplated hereby and thereby, Parent has entered into, for Seller's benefit, a Guaranty Agreement (the "Guaranty"); and

   WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain of the radio station properties and assets relating to the Stations as described herein under the terms and conditions herein set forth.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE 1.
                          DEFINITIONS AND REFERENCES

   Capitalized terms used herein without definition shall have the respective meanings assigned thereto in Annex I attached hereto and incorporated herein for all purposes of this Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise specified, all references herein to "Articles" or "Sections" are to Articles or Sections of this Agreement. The word "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".


                         ARTICLE 2. PURCHASE AND SALE

2.1.  Purchase and Sale of Assets.

    Subject to the conditions set forth in this Agreement, at the Closing, Seller shall assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, all right, title and interest of Seller in and to the following assets relating to the Stations (the "Purchased Assets"), free and clear of all Liens (other than Permitted Liens):

   2.1.1. FCC Licenses.

        All licenses, construction permits or authorizations issued by or pending before the FCC for use in the operation of the Stations that are set forth on Schedule 2.1.1 attached hereto, together with any and all renewals, extensions and modifications thereof (the "FCC Licenses").

   2.1.2. Owned Transmitter Sites.

        The real property owned by Seller at the sites described on Schedule
2.1.2 hereto (the "Owned Transmitter Sites").

   2.1.3. Leased Transmitter Sites.

        The leasehold interests of Seller at each of the sites described on
Schedule 2.1.3 hereto (the "Leased Transmitter Sites" and together with the Owned Transmitter Sites, the "Transmitter Sites").

   2.1.4. Transmitter Equipment.

        The broadcast towers, antennas, main and back-up transmitters and generators, STLs and other tangible personal property owned by Seller and located, or otherwise held for use, at the Transmitter Sites that are set forth on Schedule 4.7, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.5. Studio Site.

        The leasehold interest of Seller at the site described on Schedule
2.1.5 hereto (the "Studio Site").

   2.1.6. Studio Equipment.

        All studio equipment, production and imaging equipment, office equipment, furniture, vehicles and other items of tangible personal property owned by Seller and used, or held for use, in the operation of the Stations that are set forth on Schedule 4.7 attached hereto, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.7. Certain Intangible Property.

        The call letters, Marti frequencies, trade names and internet domain names of the Stations.

   2.1.8. Business Records.

        Unless as may be otherwise required by law, the books and records related to the Purchased Assets, such as property tax records, logs, all materials maintained in the FCC public file relating to the Stations, technical data, political advertising records and all other records, correspondence with and documents pertaining to governmental authorities and similar third parties (the "Business Records").

2.2.  Excluded Assets.

    Notwithstanding the terms of Section 2.1, Seller shall not assign, transfer, convey or deliver to Purchaser, and Purchaser shall not purchase and accept, and the Purchased Assets shall not include, any of Seller's right, title and interest in and to any of the following assets (the "Excluded Assets"):

   2.2.1. Cash.

        All cash and cash equivalents of Seller or the Stations on hand on the day immediately preceding the Closing Date.

   2.2.2. Receivables.

        Any accounts receivable, notes receivable or other receivables of Seller (including Tax refunds).

   2.2.3. Deposits and Prepaid Expenses.

        All deposits and prepaid expenses of the Stations.

   2.2.4. Intellectual Property.

        Except as specifically set forth in Section 2.1 above, all intellectual property of Seller related to the operation of the Stations, including promotional materials, tapes, record libraries and similar items of intellectual property.

   2.2.5. Certain Books and Records.

        Seller's corporate seal, minute books, charter documents, corporate stock record books and other books and records that pertain to the organization of Seller.

   2.2.6. Securities.

        All securities of any kind owned by Seller.

   2.2.7. Insurance.

        All insurance contracts or proceeds thereof.

   2.2.8. Time Sales Agreements.

        All time sales agreements or barter rights of the Stations.

   2.2.9. Pre-Closing Claims.

        All claims arising out of acts occurring prior to the Closing Date, or claims that relate to the period prior to the Closing Date.

   2.2.10. Rights Under this Agreement.

         All of the rights of Seller under or pursuant to this Agreement or any other rights in favor of Seller pursuant to the other agreements contemplated hereby or thereby.

   2.2.11. Employee Benefit Plans.

         All pension, profit sharing, retirement, bonus, medical, dental, life, accident insurance, disability, executive or deferred compensation, and other similar fringe or employee benefit plans.

   2.2.12. Name.

         All rights to the name "Big City" and "Big City Radio" and any logo or variation thereof and the goodwill associated therewith.

   2.2.13. Other Excluded Assets.

         Any other assets of Seller not specifically identified in Section 2.1 of this Agreement.

2.3.  Assumed Contracts.

    At the Closing, Purchaser shall assume the obligations of Seller for periods on and after the Closing Date under the agreements set forth on
Schedule 2.3 hereof (the "Assumed Contracts"), and Purchaser agrees to pay and perform the Assumed Contracts from and after the Closing Date. Except as specifically set forth in the preceding sentence, Purchaser does not assume and shall in no event be liable for any Liability of the Stations or Seller, including any Liabilities with respect to any employees of Seller.

                      ARTICLE 3. PURCHASE PRICE; CLOSING

3.1.  Purchase Price.

    The purchase price for the Purchased Assets shall be Twenty-Two Million Dollars ($22,000,000) (the "Purchase Price"). Purchaser shall pay the Purchase Price in cash to Seller at Closing by wire transfer of immediately available funds to an account or accounts identified by Seller in writing prior to Closing.

3.2.  Time of Closing.

    The closing for the sale and purchase of the Purchased Assets (the "Closing") shall be held at the offices of Kaye Scholer LLP, 425 Park Avenue New York, New York 10022 (or such other place as may be agreed upon by the parties in writing). Subject to the satisfaction of the conditions precedent set forth in Article 7 and Article 8 of this Agreement, the Closing shall occur on such date (the "Closing Date") that is the fifth (5/th/) Business Day after the date on which the FCC Order shall have been granted. The Closing shall be deemed to be effective as of 12:01 a.m. on the Closing Date.

3.3.  Closing Procedures.

    At the Closing, Seller shall deliver to Purchaser special warranty deeds with respect to the Owned Transmitter Sites in a form reasonably acceptable to both Seller and Purchaser, and such bills of sale, instruments of assignment, transfer and conveyance and similar documents as Purchaser shall reasonably request. Against such delivery, Purchaser shall (a) pay the Purchase Price to Seller in accordance with Section 3.1 above and (b) execute and deliver an assumption agreement with respect to the Assumed Contracts in a form reasonably acceptable to both Seller and Purchaser. Each party will cause to be prepared, executed and delivered all other documents required to be delivered by such party pursuant to this Agreement and all other appropriate and customary documents as another party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

3.4.  Allocation of Purchase Price.

    3.4.1. Seller and Purchaser each represent, warrant, covenant, and agree with each other that the Purchase Price shall be allocated among the classes of Purchased Assets for each Station for all purposes (including financial, accounting and Tax purposes), as agreed by the parties within sixty (60) days after the date hereof. If Seller and Purchaser are unable to agree on such allocation within sixty (60) days following execution of this Agreement, Seller and Purchaser agree to retain a nationally recognized appraisal firm experienced in valuing radio broadcast properties which is mutually acceptable to Seller and Purchaser (the "Appraisal Firm") to appraise the classes of Purchased Assets of each Station. The Appraisal Firm shall be instructed to perform an appraisal of the classes of Purchased Assets of each Station and to deliver a report to Seller and Purchaser as soon as reasonably practicable. Purchaser shall pay the fees, costs and expenses of the Appraisal Firm whether or not the transactions contemplated hereby are consummated.

    3.4.2. Seller and Purchaser agree, pursuant to Section 1060 of the Code, that the Purchase Price shall be allocated in accordance with this Section 3.4, and that all Tax returns and reports shall be filed consistent with such allocation. Notwithstanding any other provision of this Agreement, the provisions of this Section 3.4 shall survive the Closing Date without limitation.

3.5.  Prorations.

    3.5.1. Subject to the terms and conditions of the Time Brokerage Agreement, all items of income and expense arising from the operation of the Stations with respect to the Purchased Assets and the Assumed Contracts on or before the close of business on the Closing Date shall be for the account of Seller and thereafter shall be for the account of Purchaser. Proration of the items described below between Seller and Purchaser shall be effective as of 11:59 p.m., local time, on such date and shall occur as follows with respect to those rights, liabilities and obligations of Seller transferred to and assumed by Purchaser hereunder.


    3.5.2. Subject to the terms and conditions of the Time Brokerage Agreement, liability for state and local Taxes assessed on the Purchased Assets payable with respect to the tax year in which the Closing Date falls and the annual FCC regulatory fees for the Stations payable with respect to the year in which the Closing Date falls shall each be prorated as between Seller and Purchaser on the basis of the number of days of the Tax year elapsed to and including the Closing Date.

    3.5.3. Prepaid items, deposits, credits and accruals such as water, electricity, telephone, other utility and service charges, lease expenses, license fees (if any) and payments under any contracts or utility services to be assumed by Purchaser shall be prorated between Seller and Purchaser on the basis of the period of time to which such liabilities, prepaid items and accruals apply.

    3.5.4. All prorations shall be made and paid insofar as feasible on the Closing Date; any prorations not made on such date shall be made as soon as practicable (not to exceed ninety (90) days) thereafter. Seller and Purchaser agree to assume, pay and perform all costs, liabilities and expenses allocated to each of them pursuant to this Section 3.5.

                                  ARTICLE 4.
                   REPRESENTATIONS AND WARRANTIES OF SELLER

   Seller hereby represents and warrants to Purchaser as follows:

4.1.  Organization; Good Standing.

    BCR License Sub is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. BCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite power and authority to own and lease its properties and carry on its business as currently conducted.

4.2.  Due Authorization.

    Subject to the FCC Order and any requisite approval of BCR's stockholders, Seller has full power and authority to enter into and perform this Agreement and the Time Brokerage Agreement and to carry out the transactions contemplated hereby and thereby. Subject to obtaining any requisite approval of BCR's stockholders, Seller has taken all necessary action to approve the execution and delivery of this Agreement and the Time Brokerage Agreement and the transactions contemplated hereby and thereby. This Agreement and the Time Brokerage Agreement each constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

4.3.  Execution and Delivery.

    Neither the execution and delivery by Seller of this Agreement or the Time Brokerage Agreement nor the consummation by Seller of the transactions contemplated hereby or thereby will: (a) conflict with or result in a breach of any provisions of Seller's organizational documents, (b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority; or (c) except as set forth on Schedule 4.3 hereto, violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any Lien on any of the Purchased Assets pursuant to, any material agreement, indenture, mortgage or other instrument to which Seller is a party or by which it or its assets may be bound or affected.

4.4.  Governmental Approvals.

    No approval, authorization, consent, order or other action of, or filing with, any court or Governmental Authority is required in connection with the execution and delivery by Seller of this Agreement or the Time Brokerage Agreement or the consummation of the transactions contemplated hereby or thereby, other than those of the FCC.

4.5.  Title to Personal Property.

   Except for leased property, Seller is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the Purchased Assets constituting personal property, free and clear of all Liens except (a) Permitted Liens (b) Liens which will be released on or prior to the Closing, or (c) the Assumed Contracts.

4.6.  Transmitter and Studio Sites.

    4.6.1. Seller has good and marketable title to the Owned Transmitter Sites, free and clear of all Liens, except for Permitted Liens.

    4.6.2. Seller has valid, binding and enforceable leasehold interests, which are free and clear of all Liens except for Permitted Liens, in and to the Leased Transmitter Sites and Studio Site.

    4.6.3. Seller has not received any notice of, and has no knowledge of, any material violation of any zoning, building, health, fire, water use or similar Law in connection with the Transmitter Sites or Studio Site. To the knowledge of Seller, no fact or condition exists which would result in the termination or impairment of access of the Stations to the Transmitter Sites or the Studio Site or discontinuation of necessary sewer, water, electrical, gas, telephone or other utilities or services.

4.7.  Tangible Personal Property.

    Schedule 4.7 sets forth a list, complete and accurate in all material respects, of the Purchased Assets which consist of tangible personal property. All of such tangible personal property, viewed as a whole and not on an asset by asset basis, are in good condition and working order, ordinary wear and tear excepted, and are suitable for the uses for which intended, free from any known defects except such minor defects that do not interfere with the continued present use thereof by Seller.

4.8.  FCC Licenses.

    Schedule 2.1.1 lists and accurately describes all of the FCC Licenses necessary for the lawful ownership and operation of the Stations and the conduct of their businesses, except where the failure to hold any such FCC License would not have a Material Adverse Effect. Seller has furnished to Purchaser true and accurate copies of all of the FCC Licenses. Each such FCC License is in full force and effect and is valid under applicable Laws;

the Stations are being operated in compliance in all material respects with the Communications Act, and all rules, regulations and policies of the FCC; and to the knowledge of Seller, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) is reasonably likely to result in the revocation or termination of any FCC License or the imposition of any restriction of such a nature as would have a Material Adverse Effect, except for proceedings of a legislative or rule-making nature intended to affect the broadcasting industry generally. The Stations, each of their physical facilities, electrical and mechanical systems and transmitting and studio equipment are being operated in all material respects in accordance with the specifications of the FCC Licenses. The FCC Licenses are unimpaired by any act or omission of Seller or any of Seller's officers, directors or employees and, Seller has fulfilled and performed all of Sellers obligations with respect to the FCC Licenses and has full power and authority thereunder. No application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses. No event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation or non-renewal thereof.

4.9.  Reports.

    Seller has duly filed all reports required to be filed by any Law or Order of any court or Governmental Authority and has made payment of all charges and other payments, if any, shown by such reports to be due and payable. All reports required to be filed by Seller with the FCC with respect to the Stations have been filed. Such reports and disclosures are complete and accurate in all material respects.

4.10.  Taxes.

     All Tax reports and returns required to be filed by or relating to the Purchased Assets have been filed with the appropriate Governmental Authority, and there have been paid all Taxes, penalties, interest, deficiencies, assessments or other charges due with respect to such Taxes, as reflected on the filed returns or claimed to be due by such federal, state or local taxing authorities (other than Taxes, deficiencies, assessments or claims which are being contested in good faith and which in the aggregate are not material). Seller has not received any written notice of any examinations or audits pending or unresolved examinations or audit issues with respect to Seller's federal, state or local Tax returns that could adversely affect the Purchased Assets. All additional Taxes, if any, assessed as a result of such examinations or audits have been paid, and to Seller's knowledge, there are no pending claims or proceedings relating to, or asserted for, Taxes, penalties, interest, deficiencies or assessments against the Purchased Assets.

4.11.  Environmental Matters.

     4.11.1. Except as set forth in Schedule 4.11, with respect to the Purchased Assets, Seller is in material compliance with all Environmental Laws.

     4.11.2. To Seller's knowledge, except as set forth in Schedule 4.11, no condition exists at the Transmitter Sites or Studio Site that is reasonably likely to result in a claim under Environmental Laws, which would have a Material Adverse Effect.

     4.11.3. Except as set forth in Schedule 4.11, and except as would not reasonably be expected to have a Material Adverse Effect, there are no pending or, to the knowledge of Seller, threatened actions, suits, claims, or other legal proceedings based on (and Seller has not received any written notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Governmental Authority arising out of or attributable to): (a) the current or past presence at any part of the Transmitter Sites or Studio Site of Hazardous Materials; (b) the current or past release or threatened release into the environment from the Transmitter Sites or Studio Site (including into any storm drain, sewer, septic system or publicly owned treatment works) of any Hazardous Materials; (c) the off-site disposal of Hazardous Materials originating on or from the Transmitter Sites or Studio Site or the businesses or Purchased Assets of Seller;

(d) any violation of Environmental Laws at any part of the Transmitter Sites or Studio Site (i) arising from Seller's activities involving Hazardous Materials, or (ii) to Seller's knowledge, from the activities of any other Person involving Hazardous Materials.

    4.11.4. Except as set forth in Schedule 4.11, and except as would not reasonably be expected to have a Material Adverse Effect, Seller has been duly issued all permits, licenses, certificates and approvals required under any Environmental Law to operate the Purchased Assets as they are currently operated.

    4.11.5. Seller has made available to Purchaser all environmental assessments, reports, audits and other documents in its possession or under its control that relate to the Transmitter Sites or Seller's compliance with Environmental Laws with respect to the Purchased Assets.

    4.11.6. Notwithstanding any other provision of this Agreement, this Section
4.11 sets forth Seller's exclusive representations and warranties with respect to the environmental condition of the Purchased Assets, Seller's compliance with Environmental Laws, Hazardous Materials, Environmental Laws or other environmental matters.

4.12.  Litigation.

     There is no Order of any court or Governmental Authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise that is pending or, to Seller's knowledge, threatened against or affecting the Stations.

4.13.  Contracts and Agreements.

     Seller is not in default in any material respect under any of the Assumed Contracts, and, as of the Closing Date, Seller will have paid all sums and performed in all material respects all obligations under the Assumed Contracts which are required to be paid or performed prior to the Closing Date.

4.14.  Business Records.

     Seller has, and after the Closing, Purchaser will have, the right to use the Business Records included in the Purchased Assets, free and clear of any royalty or other payment obligations.

4.15.  Third Party Consents.

     Except as set forth in Section 4.4, the only consents from any Person which are required to be obtained by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby are set forth on Schedule 4.15 (the "Third Party Consents").

4.16.  Finders and Brokers.

     Except for Jorgenson Broadcast Brokerage, the fees and expenses of which shall be borne solely by Seller, no person has as a result of any agreement entered into by Seller any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

                                  ARTICLE 5.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

   Purchaser hereby represents and warrants to Seller as follows:

5.1.  Organization and Good Standing.

    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its properties and carry on its business as currently conducted.

5.2.  Due Authorization.

    Subject to the FCC Order, Purchaser has full power and authority to enter into this Agreement and the Time Brokerage Agreement and to carry out Purchaser's obligations hereunder and thereunder. The execution and delivery of this Agreement and the Time Brokerage Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement and the Time Brokerage Agreement have been duly executed and delivered by Purchaser and each constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or general equitable principles.

5.3.  Execution and Delivery.

    Neither the execution and delivery by Purchaser of this Agreement or the Time Brokerage Agreement nor the consummation of the transactions contemplated hereby or thereby will: (a) conflict with or result in a breach of the certificate of incorporation or bylaws of Purchaser; (b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority; or (c) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any material agreement, indenture, mortgage, or other instrument to which Purchaser is a party or by which it is bound or affected.

5.4.  Consents.

    No approval, authorization, consent, order or other action of, or filing with, any court or Governmental Authority is required in connection with the execution and delivery by Purchaser of this Agreement or the Time Brokerage Agreement or the consummation of the transactions contemplated hereby or thereby, other than those of the FCC. No approval, authorization or consent of any other Person is required in connection with the execution and delivery by Purchaser of this Agreement and the Time Brokerage Agreement and the consummation of the transactions contemplated hereby or thereby, except as may have been previously obtained by Purchaser.

5.5.  Finders and Brokers.

    No person has as a result of any agreement entered into by Purchaser any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

5.6.  Purchaser's Qualification.

    5.6.1. Purchaser is legally, financially and otherwise qualified to be the assignee of the FCC Licenses, and no waivers shall be required by the FCC for the consummation of the transactions contemplated hereby or the grant of the FCC Order. To Purchaser's knowledge, there are no facts or proceedings which would reasonably be expected (a) to disqualify Purchaser under the Communications Act or otherwise from holding the FCC Licenses, (b) to cause the FCC to flag the FCC Application and/or initiate a review of the potential effects on competition and/or diversity of the transaction, or (c) to cause the FCC not to approve the assignment of the FCC Licenses to Purchaser.

    5.6.2. To the knowledge of Purchaser, Purchaser or any Affiliate of Purchaser shall not be required to sell, dispose of or surrender any FCC license held by Purchaser or any such Affiliate with respect to any broadcast properties, or any other properties or businesses of Purchaser or such Affiliate, as may be required under the Communications Act or the antitrust laws in order to consummate the sale and purchase of the Purchased Assets contemplated by this Agreement.

5.7.  Financial Ability.

    Purchaser has, and on the Closing Date will have, cash available that is sufficient to enable Purchaser to consummate the transactions contemplated by this Agreement.

                                  ARTICLE 6.
                       CERTAIN COVENANTS AND AGREEMENTS

6.1.  Regulatory Approvals.

    6.1.1. No later than three (3) Business Days after the date hereof, Seller and Purchaser shall jointly cause to be filed by Seller's FCC counsel one or more applications with the FCC requesting its consent to the assignment of the FCC Licenses from BCR License Sub to Purchaser, which applications are attached hereto at Exhibit A (the "FCC Application"). Each party shall pay its own expenses in connection with the preparation and prosecution of the FCC Application and shall share equally any filing fees associated with the FCC Application.

    6.1.2. Upon the terms and subject to the conditions set forth in this Agreement, Seller and Purchaser shall each use their respective commercially reasonable efforts to promptly (a) take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (b) obtain from any Governmental Authority or other Person any actions, non-actions, clearances, waivers, consents, approvals, permits or Orders required to be obtained by Seller, Purchaser or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement, the consummation of the other transactions contemplated hereby and thereby and the assignment of the FCC Licenses from BCR License Sub to Purchaser; (c) furnish all information required for any application or other filing to be made pursuant to any applicable Law or any applicable regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement, including filings in connection with the FCC Application, and to supply promptly any additional information and documentary material that may be requested in connection with such filings or applications; (d) avoid the entry of, or have vacated or terminated, any Order that would restrain, prevent or delay the Closing or the FCC Order, including defending against and opposing any lawsuits or other proceedings (including any FCC reconsideration or review), whether judicial or administrative, reviewing or challenging this Agreement, the consummation of the other transactions contemplated hereby and thereby or the assignment of the FCC Licenses from BCR License Sub to Purchaser; and (e) execute and deliver any additional instruments necessary to assign the FCC Licenses from BCR License Sub to Purchaser or to consummate any other transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the assignment of the FCC Licenses from BCR License Sub to Purchaser or the consummation of the other transactions contemplated hereby at the behest of any Governmental Authority or other Person without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

    6.1.3. Notwithstanding anything in this Agreement to the contrary, if the Closing occurs before the FCC Order becomes a Final Order, the terms of Section
6.1.2 shall survive the Closing until the FCC Order becomes a Final Order; provided, however, that such terms shall only survive as applied to actions relating to the obtaining of the FCC Order and such FCC Order becoming a Final Order. No assignment of the FCC Licenses shall occur prior to obtaining the FCC Order.

6.2.  Third Party Consents and Notices.

    6.2.1. As promptly as practicable after the date of this Agreement, Seller will use its commercially reasonable efforts to obtain all Third Party Consents and landlord estoppel letters with respect to the Leased Transmitter Sites and Studio Site, in forms reasonably acceptable to both Seller and Purchaser. All Third Party Consents shall be in form reasonably satisfactory to Purchaser, and none shall provide for any increase in cost or other change in terms and conditions after the Closing which would be materially adverse to Purchaser.

    6.2.2. If any Third Party Consent has not been obtained prior to Closing, and prior to Closing an Alternative Arrangement has been obtained with respect to the Assumed Contract to which such Third Party Consent pertains (in each case, a "Deferred Contract"), then Seller shall retain, until such time as such Third Party Consent shall have been obtained by Seller, all rights to and liabilities under the Deferred Contract. Until the assignment of the Deferred Contract, (a) Seller shall continue to use commercially reasonable efforts and Purchaser shall cooperate with Seller to obtain all required consents or approvals to remove any other impediments to such assignment, and (b) Seller shall cooperate with Purchaser (and Purchaser shall cooperate with Seller) in any lawful arrangement to provide (to the extent permitted without breach of such Deferred Contract) that Purchaser shall receive the benefits of such Deferred Contract after the Closing Date to the same extent, and without any additional cost or expense to Purchaser, as if such Deferred Contract had been assigned to Purchaser (such arrangement, an "Alternative Arrangement"). To the extent that Purchaser receives such benefits, Purchaser shall assume Seller's Liabilities thereunder arising on or after the Closing Date with respect to such Alternative Arrangement and Purchaser shall perform any such obligations of Seller arising under such Alternative Arrangement. If, subsequent to the Closing, Seller shall obtain all required consents or approvals required to assign any Deferred Contract, the Deferred Contract for which consent or approval to assign has been obtained shall at that time be deemed to be conveyed, granted, bargained, sold, transferred, setover, assigned, released, delivered and confirmed to Purchaser and assumed by Purchaser, without need of further action by Seller or of further documentation except for notice from Seller to Purchaser that such consent or approval has been obtained; and from and after the effective date such Deferred Contract is assigned to Purchaser,
(i) no party shall have any further liability under the Alternative Arrangement related thereto, and (ii) the Deferred Contract shall be deemed to be an Assumed Contract.

    6.2.3. Prior to Closing, Seller shall provide written notice to third parties which have entered into material contracts with any of the Stations (other than the Assumed Contracts) regarding (a) the existence of this Agreement and the transactions contemplated hereby and (b) that Purchaser is not assuming any obligations of Seller or the Stations in respect of the contracts with such third parties. Seller shall promptly provide copies of these written notices to Purchaser.

6.3.  Access to Information.

    From the date hereof until the Closing (upon reasonable notice to Seller), during normal business hours, Seller shall, and shall cause its officers, directors, employees, auditors and agents to, (a) afford the officers, employees and authorized agents and representatives of Purchaser reasonable access to the offices, properties, books and records of Seller to the extent related to the Purchased Assets, and (b) furnish to the officers, employees and authorized agents and representatives of Purchaser such additional information regarding the Purchased Assets as Purchaser may from time to time reasonably request in order to assist Purchaser in fulfilling its obligations under this Agreement and to facilitate the consummation of the transactions contemplated hereby; provided, however, that such investigation shall not unreasonably interfere with any of the businesses or operations of Seller or any Station.

6.4.  Confidentiality.

    The terms of the confidentiality agreement dated as of December 19, 2002 (the "Confidentiality Agreement") between Seller and Purchaser are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement and the obligations of Purchaser under this Section 6.4 shall terminate; provided, however, that the Confidentiality Agreement shall terminate only in respect of that portion of the Evaluation Material (as defined in the Confidentiality Agreement) exclusively relating to the transactions contemplated by this Agreement and the Purchased Assets. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect.

6.5.  Public Announcements.

    Seller and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by Law or any listing agreement with a national securities exchange to which Seller or Purchaser is a party if it has used all commercially reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

6.6.  Ordinary Course of Business.

    Subject to the terms of the Time Brokerage Agreement and the obligations of the parties thereunder, during the period from the date hereof to the Closing Date, unless the prior consent of Purchaser is first obtained, Seller shall cause the Stations to not knowingly take any action which would cause the conditions set forth in Section 7.1 and Section 7.2 not to be satisfied as of the Closing Date.

6.7.  Control of the Station.

    Prior to the Closing, Purchaser shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Stations; such operations, including complete control and supervision of all of the Stations programs, employees, and policies, shall be the sole responsibility of Seller until the Closing, except as contemplated by the Time Brokerage Agreement.

6.8.  Risk of Loss.

    Seller shall bear the risk of all damage to, loss of or destruction of any of the Purchased Assets between the date of this Agreement and the Closing Date. If any material portion of the Purchased Assets (other than items that are obsolete and not necessary for the continued operations of the Stations) shall suffer any material damage or destruction prior to the Closing Date, Seller shall promptly notify Purchaser in writing of such damage or destruction, shall promptly take all necessary steps to restore, repair or replace such assets at Seller's sole expense, and shall advise Purchaser in writing of the estimated cost to complete such restoration, repair or replacement and all amounts actually paid as of the date of the estimate. If necessary and provided that Seller is diligently pursuing such restoration, repair or replacement, the Closing Date shall be extended for a period not exceeding ninety (90) days to accomplish such restoration, repair or replacement. If such restoration, repair or replacement is not accomplished prior to the Closing Date, as the same may be extended as provided herein, Purchaser shall have the right, at its option, to proceed with the Closing and receive at the Closing the insurance proceeds or an assignment of the right to receive such insurance proceeds to which Seller otherwise would be entitled, whereupon Seller shall have no further liability to Purchaser for such damage, loss or destruction.

6.9.  Collection of Receivables.

    As of January 6, 2003 (the "TBA Date"), Seller shall assign the Accounts Receivables to Purchaser for collection purposes only, and, within five (5) Business Days after the TBA Date, Seller shall furnish to Purchaser a list of the Accounts Receivables by accounts and the amounts then owing. Purchaser agrees that during the term of the Time Brokerage Agreement and for a period of one hundred fifty (150) days following the Closing Date (the "Collection Period"), without any requirement to litigate to collect the Accounts Receivables, to use its commercially reasonable efforts (with at least the care and diligence Purchaser uses to collect its own accounts receivable) to collect for Seller the Accounts Receivables and to remit to Seller on the fifth day following the last day of each month occurring during the Collection Period (or, if any such day is a Saturday, Sunday or holiday, on the next Business Day), collections received by Purchaser with respect to the Accounts Receivables. With each remittance, Purchaser shall furnish a statement of the amounts collected and the Persons from whom such amounts were collected. Purchaser shall not make any referral or compromise of any Accounts Receivables to a collection agency or attorney for collection and shall not compromise for less than full value any Account Receivable without the prior written consent of Seller. Any Account Receivable not collected by Purchaser within the Collection Period shall revert to Seller. Purchaser shall reassign, without recourse to Purchaser, each Account Receivable and deliver to Seller, all records relating thereto on the same day as it remits to Seller the collections received. All payments in respect of the Accounts Receivables received during the Collection Period shall be first applied to the oldest balance then due on the Accounts Receivables unless the account debtor indicates in writing that payment is to be applied otherwise or if the payment refers to a specific invoice or is evidenced by a payment amount that is the exact amount of a later invoice. Purchaser agrees, upon the reasonable request of Seller, to furnish to Seller periodic reports on the status of Seller's Accounts Receivables. Purchaser shall have no right to set-off any amounts collected for Accounts Receivables for any amounts owed to Purchaser by Seller.

6.10.  Time Brokerage Agreement.

     Concurrently with the execution of this Agreement, Seller and Purchaser are executing the Time Brokerage Agreement, whereby Purchaser will have the use of substantially all of the airtime of the Stations. The Time Brokerage Agreement will become effective as of January 6, 2003, and shall remain in effect during the remainder of the term of this Agreement and shall terminate upon termination of this Agreement or consummation of the acquisition of the Purchased Assets by Purchaser hereunder. Notwithstanding anything to the contrary contained in this Agreement or otherwise, Seller shall not be deemed to have breached or failed to comply with any representations, warranties, covenants, or agreements with respect to the Stations or the Purchased Assets if such breach or failure is due or caused by any act, omission or instruction of Purchaser under or in connection with the Time Brokerage Agreement or any activities or transactions by Purchaser in furtherance thereof or in connection therewith or any actions of Seller in accordance with the terms of the Time Brokerage Agreement.

6.11.  Cooperation With WXXY Owner.

     For a period of six (6) months after the Closing Date, Purchaser hereby agrees, for the direct benefit of the holder of the FCC license for radio broadcast station WXXY-FM, licensed to Highland Park, Illinois (the "WXXY Owner"), to permit the WXXY Owner to have access to and use of the back-up transmitters and generators located at the Leased Transmitter Site in Arlington Heights, Illinois as necessary in connection with the business and operation of WXXY-FM. Seller and Purchaser shall not amend the provisions of this Section
6.11 without the prior written consent of the WXXY Owner, which consent shall not be unreasonably withheld.

6.12.  Employee Related Matters.

     Purchaser and Seller agree that all employees of Seller are the responsibility of Seller and Purchaser shall assume no Liabilities with respect to any employees of Seller.

                                  ARTICLE 7.
                       CONDITIONS TO PURCHASER'S CLOSING

   The obligations of Purchaser to purchase the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Purchaser) at or prior to the Closing of each of the following conditions:

7.1.  Representations and Warranties.

    The representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement), except in all cases where the failure of any representation or warranty to be true and correct would not have a Material Adverse Effect.

7.2.  Covenants.

    Seller shall have performed in all material respects the covenants and agreements contained in this Agreement that are to be performed by Seller at or prior to the Closing.

7.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being understood that Purchaser's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

7.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

7.5.  Third Party Consents.

    The Third Party Consents set forth on Schedule 7.5 shall have been obtained without the imposition of any conditions materially adverse to Purchaser; provided, that if an Alternative Arrangement has been entered into in lieu of the receipt of any such Third Party Consent for an Assumed Contract as contemplated by Section 6.2.2, no consents or approvals with respect to such Assumed Contract shall be required to be obtained under this Section 7.5.

7.6.  Closing Deliveries.

    Purchaser shall have received each of the documents or items required to be delivered to it pursuant to Section 9.1 hereof.

                                  ARTICLE 8.
                        CONDITIONS TO SELLER'S CLOSING

   The obligations of Seller to sell, transfer, convey and deliver the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Seller) at or prior to the Closing of the following conditions:

8.1.  Representations and Warranties.

    The representations and warranties of Purchaser contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement), except in all cases where the failure of any representation or warranty to be true and correct would not prevent Purchaser from consummating this Agreement.

8.2.  Covenants.

    Purchaser shall have performed the covenants and agreements contained in this Agreement that are to be performed by Purchaser as of the Closing, except in all cases where the failure to perform such covenants and agreements would not prevent Purchaser from consummating this Agreement.

8.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being agreed and understood that Seller's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

8.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

8.5.  Closing Deliveries.

    Seller shall have received each of the documents or items required to be delivered to it pursuant to Section 9.2.

                                  ARTICLE 9.
                     DOCUMENTS TO BE DELIVERED AT CLOSING

9.1.  Delivery by Seller.

    At the Closing, Seller shall deliver to Purchaser the following:

    9.1.1. The deeds, bills of sale, agreements of assignment and similar instruments of transfer to the Purchased Assets contemplated by Section 3.3 hereto.

    9.1.2. A certificate, signed by an executive officer of Seller, as to the fulfillment of the conditions set forth in Section 7.1 and Section 7.2 hereof.

    9.1.3. The Business Records.

    9.1.4. Any landlord estoppel letters that Seller shall have been able to obtain prior to Closing.

9.2.  Delivery by Purchaser.

    At the Closing, Purchaser shall deliver to Seller the following:

    9.2.1. The Purchase Price in the amount and manner set forth in Section 3.1.

    9.2.2. A certificate, signed by an executive officer of Purchaser, as to the fulfillment of the conditions set forth in Section 8.1 and Section 8.2 hereof.

    9.2.3. An assumption agreement pursuant to which Purchaser shall assume the Assumed Contracts.

                            ARTICLE 10. TERMINATION

10.1.  Termination.

     This Agreement may be terminated by the mutual written agreement of Purchaser and Seller, or, if the terminating party is not then in material breach of its obligations hereunder, upon written notice as follows:

    10.1.1. by Purchaser if Seller is in material breach of its obligations hereunder, such that the conditions set forth in Section 7.1 and Section 7.2 would not be satisfied as of the Closing, and such breach has not been cured by Seller within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty (30) days and Seller is diligently attempting to cure such breach);

     10.1.2. by Seller if Purchaser is in material breach of its obligations hereunder, such that the conditions set forth in Section 8.1 and Section 8.2 would not be satisfied as of the Closing, and such breach has not been cured by Purchaser within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty
(30) days and Purchaser is diligently attempting to cure such breach);

     10.1.3. by either Purchaser or Seller if the FCC denies the FCC Application in an order that has become a Final Order, or has designated the FCC Application for a hearing; or

     10.1.4. by either Purchaser or Seller if the Closing has not occurred on or before such date which is six (6) months after the date of this Agreement.

10.2.  Effect of Termination.

     In the event of termination of this Agreement pursuant to Section 10.1 above, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except for any liability of any party for any material breach of this Agreement, in which case any non-breaching party shall have all rights and remedies available at law or in equity). Notwithstanding anything to the contrary contained herein, the provisions of Sections 6.4 and 11.4 shall expressly survive the termination of this Agreement.

                     ARTICLE 11. MISCELLANEOUS PROVISIONS

11.1.  No Survival.

     The representations and warranties in this Agreement shall terminate at, and will have no further force and effect after, the Closing. No covenants or agreements of the parties contained in this Agreement shall survive the Closing, except that covenants that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive in accordance with their terms.

11.2.  Specific Performance.

     Seller acknowledges that the Purchased Assets and the transactions contemplated hereby are unique, that a failure by Seller to complete such transactions will cause irreparable injury to Purchaser, and that actual damages for any such failure may be difficult to ascertain and may be inadequate. Consequently, Seller and Purchaser agree that Purchaser shall be entitled, in the event of a default by Seller, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which Purchaser may otherwise be entitled. In the event any action is brought, the prevailing party shall be entitled to recover court costs and reasonable attorneys' fees.

11.3.  Additional Actions, Documents and Information.

     Purchaser agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Seller in connection with the consummation of the transactions contemplated by this Agreement. Seller agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

11.4.  Fees and Expenses.

     Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors, and accountants incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense, whether or not the Closing shall have occurred.

11.5.  Transfer Taxes.

     All sales, use, transfer, filing, recordation, registration and similar Taxes and fees arising from or associated with the transactions contemplated hereunder, shall be borne by the party obligated to pay the same under applicable Law. Purchaser or Seller, as required by Law, shall file all necessary documentation with respect to, and make all payments of, such taxes and fees on a timely basis.

11.6.  Notices.

     All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by telegram, telex, or facsimile transmission addressed as follows:

      If to Purchaser:

          Spanish Broadcasting System, Inc. 2601 South Bayshore Drive, PH
          II Coconut Grove, Florida 33133 Attention: Raul Alarcon Telephone:
          (305) 441-6901 Facsimile: (305) 444-2179
      with a copy (which shall not constitute notice) to:

          Kaye Scholer LLP 425 Park Avenue
          New York, New York 10022
          Attention: William E. Wallace, Jr. Telephone: (212)
          836-8556 Facsimile (212) 836-7152

      If to Seller:

          Big City Radio, Inc. c/o Metromedia Company One Meadowlands Plaza East Rutherford, New Jersey 07073-2137 Attention: David A. Persing Telephone: (201) 531-8022 Facsimile: (201) 531-2803

      with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          8300 Greensboro Drive
          Suite 1100
          McLean, Virginia 22102
          Attention: Thomas E. Repke
          Telephone: (703) 610-6138
          Facsimile: (703) 610-6200

or such other address as the addressee may indicate by written notice to the other parties.

   Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11.7.  Waiver.

     No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

11.8.  Benefit and Assignment.

     11.8.1. No party hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto.

     11.8.2. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No Person, other than the parties hereto, and, solely with respect to the provisions of Section 6.11 hereof, the WXXY Owner, is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

11.9.  Entire Agreement; Amendment.

     This Agreement, the Time Brokerage Agreement and the Guaranty, including the Schedules and Exhibits hereto and thereto and the other instruments and documents referred to herein or therein or delivered pursuant hereto or thereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party or parties against whom enforcement of the amendment, modification or discharge is sought.

11.10.  Severability.

      If any part of any provision of this Agreement or any other contract, agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said contract, agreement, document or writing.

11.11.  Headings.

      The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

11.12.  Governing Law; Jurisdiction.

      This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law). The parties hereto hereby waive personal service of any process in connection with any such action, suit or proceeding and agree that the service thereof may be made by certified or registered mail addressed to or by personal delivery to the other party, at such other party's address set forth pursuant to Section 11.6 hereof. In the alternative, in its discretion, any of the parties hereto may effect service upon any other party in any other form or manner permitted by law.

11.13.  Signature in Counterparts.

      This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

            [The remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

                                           SELLER

                                           BIG CITY RADIO, INC.

                                           By:        /s/  DAVID A. PERSING
                                                  -----------------------------
                                           Name:        David A. Persing
                                           Title:   Executive Vice President

                                              BIG CITY RADIO-CHI, L.L.C.
                                              By:     BIG CITY RADIO, INC.,
                                                       Its Managing Member

                                           By:        /s/  DAVID A. PERSING
                                                  -----------------------------
                                           Name:        David A. Persing
                                           Title:   Executive Vice President

                                           PURCHASER

                                           SPANISH BROADCASTING SYSTEM OF
                                             ILLINOIS, INC.

                                           By:          /s/  RAUL ALARCON
                                                  -----------------------------
                                           Name:          Raul Alarcon
                                           Title:           President

                                    ANNEX I
                                  DEFINITIONS

   "Accounts Receivables" shall mean all accounts receivable with respect to the Stations as of the end of the broadcast day immediately preceding the TBA Date.

   "Affiliates" of a party shall mean persons or entities that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, such party.

   "Agreement" shall have the meaning set forth in the Preamble.

   "Alternative Arrangement" shall have the meaning set forth in Section 6.2.2.

   "Appraisal Firm" shall have the meaning set forth in Section 3.4.1.

   "Assumed Contracts" shall have the meaning set forth in Section 2.3.

   "BCR" shall have the meaning set forth in the Preamble.

   "BCR License Sub" shall have the meaning set forth in the Preamble.

   "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

   "Business Records" shall have the meaning set forth in Section 2.1.8.

   "Closing" shall have the meaning set forth in Section 3.2.

   "Closing Date" shall have the meaning set forth in Section 3.2.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

   "Collection Period" shall have the meaning set forth in Section 6.9.

   "Communications Act" shall mean the Communications Act of 1934, as amended.

   "Confidentiality Agreement" shall have the meaning set forth in Section 6.4.

   "Deferred Contract" shall have the meaning set forth in Section 6.2.2.

   "Environmental Laws" shall mean the applicable provisions of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA"); 42 U.S.C. (S) 9601 et seq.; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. (S) 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 5101 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901 et seq.; the Clean Water Act ("CWA"), 33 U.S.C.
(S) 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. (S) 7401 et seq.; or any other applicable federal, state, or local laws relating to Hazardous Materials generation, production, use, storage, treatment, transportation or disposal, or the protection of the environment.

   "Excluded Assets" shall have the meaning set forth in Section 2.2.

   "FCC" shall mean the Federal Communications Commission.

   "FCC Application" shall have the meaning set forth in Section 6.1.1.

   "FCC Licenses" shall have the meaning set forth in Section 2.1.1.

   "FCC Order" shall mean that the FCC (including the Media Bureau pursuant to delegated authority) has granted or given its consent, without any condition materially adverse to Purchaser or Seller, to the assignment of the FCC Licenses from Seller to Purchaser.

   "Final Order" shall mean that the FCC Order shall have become final, that is, that the time period for filing any protests or requests or petitions for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction of such order and the time period for the FCC or its staff to have taken any actions to reconsider or review such order shall have expired, and that no timely protest or request or petition for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction or action by the FCC or its staff to reconsider or review such order shall be pending.

   "Governmental Authority" shall mean any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state, municipal, foreign or other.

   "Guaranty" shall have the meaning set forth in the Recitals.

   "Hazardous Materials" shall mean any wastes, substances, or materials (whether solids, liquids or gases) that are deemed hazardous, toxic, pollutants, or contaminants, including substances defined as "hazardous wastes", "hazardous substances", "toxic substances", "radioactive materials" or other similar designations in, or otherwise subject to regulation under, any Environmental Laws.

   "Law" shall mean any statute, law, ordinance, rule or regulation.

   "Leased Transmitter Sites" shall have the meaning set forth in Section 2.1.3.

   "Liabilities" shall mean, as to any Person, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute or contingent of such Person, whether accrued, vested or otherwise, whether in contract, tort, strict liability or otherwise and whether or not actually reflected, or required by generally accepted accounting principles to be reflected, in such Person's balance sheets or other books and records.

   "Liens" shall mean, statutory or otherwise, security interests, claims, pledges, licenses, equities, options, conditional sales contracts, assessments, levies, charges or encumbrances of any nature whatsoever.

   "Material Adverse Effect" or "material adverse effect" shall mean a material adverse effect on the Purchased Assets taken as a whole, but shall specifically exclude any material adverse effect caused by (a) factors affecting the radio industry generally or the market in which the Stations operate, (b) general, national, regional or local economic or financial conditions, or (c) new governmental Laws; and provided that none of the following shall be deemed by itself or by themselves, either alone or in combination with one another, to constitute, create or cause a Material Adverse Effect: (i) the failure to achieve any financial or operational targets, projections or milestones set forth in any Seller business plan or budget, or (ii) liquidity or cash flow deficiencies affecting Seller's business, properties, assets, liabilities, financial condition, results of operations, properties or prospects.

   "Order" shall mean any order, writ, injunction, judgment, plan or decree of any Governmental Authority.

   "Owned Transmitter Sites" shall have the meaning set forth in Section 2.1.2.

   "Parent" shall have the meaning set forth in the Recitals.

                                   Annex I-2

   "Permitted Liens" shall mean (a) Liens for taxes not yet due and payable;
(b) landlord's Liens and Liens for property taxes not delinquent; (c) statutory Liens that were created in the ordinary course of business and which are not delinquent; (d) restrictions or rights granted to Governmental Authorities under applicable Law to the extent not arising pursuant to any defaults thereunder; (e) zoning, building, or similar restrictions relating to or affecting property which do not arise in connection with a violation of applicable Law and do not limit the current use of the property in any material respect; (f) Liens on the Transmitter Sites and the Studio Site that do not materially affect the current use and enjoyment thereof in the operation of the Stations or the value of such Transmitter Sites and Studio Site; (g) customary utility and similar easements affecting property; and (h) Liens for which a proration adjustment is made pursuant to Section 3.5 of this Agreement.

   "Person" or "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Governmental Authority.

   "Purchased Assets" shall have the meaning set forth in Section 2.1.

   "Purchase Price" shall have the meaning set forth in Section 3.1.

   "Purchaser" shall have the meaning set forth in the Preamble.

   "Seller" shall have the meaning set forth in the Preamble.

   "Stations" shall have the meaning set forth in the Recitals.

   "Studio Site" shall have the meaning set forth in Section 2.1.5.

   "Taxes" shall mean all federal, state and local taxes (including income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar charges of every kind, character or description imposed by any Governmental Authorities.

   "TBA Date" shall have the meaning set forth in Section 6.9.

   "Third Party Consents" shall have the meaning set forth in Section 4.15.

   "Time Brokerage Agreement" shall have the meaning set forth in the Recitals.

   "Transmitter Sites" shall have the meaning set forth in Section 2.1.3.

   "WXXY Owner" shall have the meaning set forth in Section 6.11.

                                   Annex I-3

                                   SCHEDULES

Schedule 2.1.1 FCC Licenses

Schedule 2.1.2 Owned Transmitter Sites

Schedule 2.1.3 Leased Transmitter Sites

Schedule 2.1.5 Studio Site

Schedule 2.3   Assumed Contracts

Schedule 4.3   Consents and Approvals

Schedule 4.7   Tangible Personal Property

Schedule 4.11  Environmental Matters

Schedule 4.15  Third Party Consents

Schedule 7.5   Required Third Party Consents for Closing

                                   EXHIBITS

                           Exhibit A FCC Application

                                                                        Annex D



                           ASSET PURCHASE AGREEMENT

                                 BY AND AMONG

                             BIG CITY RADIO, INC.,

                          BIG CITY RADIO-CHI, L.L.C.

                                  as Seller,

                                      and

                              HBC ILLINOIS, INC.

                                 as Purchaser

                          Dated as of January 2, 2003

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
                ARTICLE 1. DEFINITIONS AND REFERENCES.............. D-1

                ARTICLE 2. PURCHASE AND SALE....................... D-1
                2.1.      Purchase and Sale of Assets.............. D-1
                          2.1.1.    FCC Licenses................... D-1
                          2.1.2.    Leased Transmitter Site........ D-2
                          2.1.3.    Transmitter Equipment.......... D-2
                          2.1.4.    Studio Equipment............... D-2
                          2.1.5.    Certain Intangible Property.... D-2
                          2.1.6.    Business Records............... D-2
                          2.1.7.    Assumed Contract............... D-2
                          2.1.8.    Certain Promotional Materials.. D-2
                2.2.      Excluded Assets.......................... D-2
                          2.2.1.    Cash........................... D-2
                          2.2.2.    Accounts Receivables........... D-3
                          2.2.3.    Deposits and Prepaid Expenses.. D-3
                          2.2.4.    Intellectual Property.......... D-3
                          2.2.5.    Certain Books and Records...... D-3
                          2.2.6.    Securities..................... D-3
                          2.2.7.    Insurance...................... D-3
                          2.2.8.    Excluded Studio Site........... D-3
                          2.2.9.    Additional Excluded Site....... D-3
                          2.2.10.   Morris Station Assets.......... D-3
                          2.2.11.   Other Agreements............... D-3
                          2.2.12.   Pre-Closing Claims............. D-3
                          2.2.13.   Rights Under this Agreement.... D-4
                          2.2.14.   Employee Benefit Plans......... D-4
                          2.2.15.   Other Excluded Assets.......... D-4
                2.3.      Assumed Contract......................... D-4

                ARTICLE 3. PURCHASE PRICE; CLOSING................. D-4
                3.1.      Purchase Price........................... D-4
                3.2.      Time of Closing.......................... D-4
                3.3.      Closing Procedures....................... D-4
                3.4.      Allocation of Purchase Price............. D-5
                3.5.      Prorations............................... D-5

                ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLER D-5
                4.1.      Organization; Good Standing.............. D-5
                4.2.      Due Authorization........................ D-5
                4.3.      Execution and Delivery................... D-6
                4.4.      Governmental Approvals................... D-6
                4.5.      Title to Personal Property............... D-6
                4.6.      Transmitter.............................. D-6
                4.7.      Tangible Personal Property............... D-6
                4.8.      FCC Licenses............................. D-6
                4.9.      Reports.................................. D-7
                4.10.     Taxes.................................... D-7
                4.11.     Environmental Matters.................... D-7
                4.12.     Litigation............................... D-8

                                                                                           Page
                                                                                           ----
                                4.13.       Contracts and Agreements......................  D-8
                                4.14.       Business Records and Other Intangible Property  D-8
                                4.15.       Third Party Consents..........................  D-8
                                4.16.       Finders and Brokers...........................  D-8
                                4.17.       Disclaimer of Warranties; Limitations of Warranties

                                ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER....  D-9
                                5.1.        Organization and Good Standing................  D-9
                                5.2.        Due Authorization.............................  D-9
                                5.3.        Execution and Delivery........................  D-9
                                5.4.        Consents......................................  D-9
                                5.5.        Finders and Brokers...........................  D-9
                                5.6.        Designated Licensee........................... D-10
                                5.7.        Financial Ability............................. D-10
                                5.8.        HSR Matters................................... D-10

                                ARTICLE 6. CERTAIN COVENANTS AND AGREEMENTS............... D-11
                                6.1.        Regulatory Approvals.......................... D-11
                                6.2.        Third Party Consents and Notices.............. D-12
                                6.3.        Access to Information......................... D-12
                                6.4.        Confidentiality............................... D-12
                                6.5.        Public Announcements.......................... D-13
                                6.6.        Ordinary Course of Business................... D-13
                                6.7.        Control of the Station........................ D-13
                                6.8.        Risk of Loss.................................. D-13
                                6.9.        Morris Station................................ D-13

                                ARTICLE 7. CONDITIONS TO PURCHASER'S CLOSING.............. D-14
                                7.1.        Representations and Warranties................ D-14
                                7.2.        Covenants..................................... D-14
                                7.3.        FCC Order..................................... D-14
                                7.4.        No Orders..................................... D-14
                                7.5.        Third Party Consents.......................... D-14
                                7.6.        Closing Deliveries............................ D-14

                                ARTICLE 8. CONDITIONS TO SELLER'S CLOSING................. D-14
                                8.1.        Representations and Warranties................ D-14
                                8.2.        Covenants..................................... D-15
                                8.3.        FCC Order..................................... D-15
                                8.4.        No Orders..................................... D-15
                                8.5.        Closing Deliveries............................ D-15

                                ARTICLE 9. DOCUMENTS TO BE DELIVERED AT CLOSING........... D-15
                                9.1.        Delivery by Seller............................ D-15
                                9.2.        Delivery by Purchaser......................... D-15

                                ARTICLE 10. TERMINATION................................... D-16
                                10.1.       Termination................................... D-16
                                10.2.       Effect of Termination......................... D-16

                                                                                            Page
                                                                                            ----
                               ARTICLE 11. MISCELLANEOUS PROVISIONS........................ D-16
                               11.1.          Survival..................................... D-16
                               11.2.          Specific Performance......................... D-16
                               11.3.          Additional Actions, Documents and Information D-17
                               11.4.          Fees and Expenses............................ D-17
                               11.5.          Transfer Taxes............................... D-17
                               11.6.          Notices...................................... D-17
                               11.7.          Waiver....................................... D-18
                               11.8.          Benefit and Assignment....................... D-18
                               11.9.          Entire Agreement; Amendment.................. D-19
                               11.10.         Severability................................. D-19
                               11.11.         Headings..................................... D-19
                               11.12.         Governing Law; Jurisdiction.................. D-19
                               11.13.         Signature in Counterparts.................... D-19

                           ASSET PURCHASE AGREEMENT

   THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of the 2nd day of January, 2003, by and among Big City Radio, Inc., a Delaware corporation ("BCR"), BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company ("BCR License Sub"; BCR, together with BCR License Sub, "Seller") and HBC Illinois, Inc., a Delaware corporation ("Purchaser").

   WHEREAS, Seller is the licensee of radio broadcast station WXXY-FM, licensed to Highland Park, Illinois and authorized by the FCC to operate at 103.1 MHz (FCC Facility ID No. 74177) (the "Station");

   WHEREAS, Seller owns the assets which are used in the operation of the Station;

   WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain of the radio station properties and assets relating to the Station as described herein under the terms and conditions herein set forth;

   WHEREAS, Hispanic Broadcasting Corporation ("HBC"), of which Purchaser is a subsidiary, Univision Communications Inc. ("Univision") and Univision Acquisition Corporation ("Merger Sub") entered into that certain Agreement and Plan of Reorganization dated as of June 11, 2002, pursuant to which Merger Sub will merge with and into HBC (the "Merger") and HBC will become a wholly-owned subsidiary of Univision;

   WHEREAS, on November 4, 2002, Seller publicly announced that Seller intended to market and conduct an auction of all of Seller's radio stations in order to satisfy certain financial obligations of Seller; and

   WHEREAS, in order to ensure an orderly, timely and efficient consummation of the transactions contemplated herein, in light of the pending Merger and Seller's auction process, Purchaser has designated Designated Licensee as the assignee of the FCC Licenses and certain other assets of the Station.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE 1.
                          DEFINITIONS AND REFERENCES

   Capitalized terms used herein without definition shall have the respective meanings assigned thereto in Annex I attached hereto and incorporated herein for all purposes of this Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise specified, all references herein to "Articles" or "Sections" are to Articles or Sections of this Agreement. The word "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                                  ARTICLE 2.
                               PURCHASE AND SALE

2.1.  Purchase and Sale of Assets.

    Subject to the conditions set forth in this Agreement, at the Closing, Seller shall assign, transfer, convey and deliver to Purchaser (or, as designated by Purchaser, to Designated Licensee), and Purchaser shall purchase and accept from Seller, all right, title and interest of Seller in and to the following assets relating to the Station (the "Purchased Assets"), free and clear of all Liens (other than Permitted Liens):

   2.1.1. FCC Licenses.

        All licenses, construction permits or authorizations issued by or pending before the FCC for use in the operation of the Station that are set forth on Schedule 2.1.1 attached hereto, together with any and all renewals, extensions and modifications thereof (the "FCC Licenses").

   2.1.2. Leased Transmitter Site.

        The leasehold interests of Seller at the Station's transmitter site located in Arlington Heights, Illinois, as described on Schedule 2.1.2 hereto (the "Leased Transmitter Site").

   2.1.3. Transmitter Equipment.

        The equipment and other tangible personal property owned by Seller and located, or otherwise held for use, at the Leased Transmitter Site that are set forth on Schedule 4.7 hereto, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.4. Studio Equipment.

        All studio equipment, production and imaging equipment, office equipment, furniture, vehicles and other items of tangible personal property owned by Seller and used, or held for use, in the operation of the Station that are set forth on Schedule 4.7 hereto, together with replacements thereof and additions thereto made between the date hereof and the Closing.

   2.1.5. Certain Intangible Property.

        The call letters, Marti frequencies, trade names (listed on Schedule
2.1.5 hereto) and internet domain names of the Station.

   2.1.6. Business Records.

        Unless as may be otherwise required by Law, the books and records related to the Purchased Assets, such as property tax records, logs, all materials maintained in the FCC public file relating to the Station, technical data, political advertising records and all other records, correspondence with and documents pertaining to governmental authorities and similar third parties (the "Business Records").

   2.1.7. Assumed Contract.

        The lease for the Leased Transmitter Site listed on Schedule 2.1.7 hereto (the "Assumed Contract").

   2.1.8. Certain Promotional Materials.

        All promotional materials that incorporate the trade name "Viva" that are located at the Station as of the Closing Date. Purchaser may designate that Seller convey and transfer at the Closing to Designated Licensee the FCC Licenses and certain of the other Purchased Assets; provided, however, that Seller shall in no case be deemed to have made any representations or warranties to Designated Licensee with respect to any of the Purchased Assets so conveyed and transferred; provided, further, however, that no such conveyance or transfer to the Designated Licensee shall cause any delay of the Closing.

2.2.  Excluded Assets.

    Notwithstanding the terms of Section 2.1, Seller shall not assign, transfer, convey or deliver to Purchaser, and Purchaser shall not purchase and accept, and the Purchased Assets shall not include, any of Seller's right, title and interest in and to any of the following assets (the "Excluded Assets"):


   2.2.1. Cash.

        All cash and cash equivalents of Seller or the Station on hand on the day immediately preceding the Closing Date.

   2.2.2. Accounts Receivables.

        Any accounts receivable, notes receivable or other receivables of Seller (including Tax refunds).

   2.2.3. Deposits and Prepaid Expenses.

        All deposits and prepaid expenses of the Station.

   2.2.4. Intellectual Property.

        Except as specifically set forth in Section 2.1 above, all intellectual property of Seller related to the operation of the Station, including promotional materials, tapes, record libraries and similar items of intellectual property.

   2.2.5. Certain Books and Records.

        Seller's corporate seal, minute books, charter documents, corporate stock record books and other books and records that pertain to the organization of Seller.

   2.2.6. Securities.

        All securities of any kind owned by Seller.

   2.2.7. Insurance.

        All insurance contracts or proceeds thereof.

   2.2.8. Excluded Studio Site.

        The leasehold interest of Seller in the studio site located at Michigan Avenue, Chicago, Illinois (the "Excluded Studio Site").

   2.2.9. Additional Excluded Site.

        The leasehold interest of Seller in the premises located at 210 Skokie Valley Road, Highland Park, Illinois (the "Additional Excluded Site"), and all broadcast towers, antennas, transmitters, generators, STLs and other tangible personal property located, or otherwise intended for use, at the Additional Excluded Site.

   2.2.10. Morris Station Assets.

         Seller's assets used primarily in connection with the operation of the Morris Station.

   2.2.11. Other Agreements.

         Any agreements other than the Assumed Contract.

   2.2.12. Pre-Closing Claims.

         All claims arising out of acts occurring prior to the Closing Date, or claims that relate to the period prior to the Closing Date.

   2.2.13. Rights Under this Agreement.

         All of the rights of Seller under or pursuant to this Agreement or any other rights in favor of Seller pursuant to the other agreements contemplated hereby or thereby.

   2.2.14. Employee Benefit Plans.

         All pension, profit sharing, retirement, bonus, medical, dental, life, accident insurance, disability, executive or deferred compensation, and other similar fringe or employee benefit plans.

   2.2.15. Other Excluded Assets.

         Any other assets of Seller not specifically identified in Section 2.1 of this Agreement.

2.3.  Assumed Contract.

    At the Closing, Purchaser shall assume the obligations of Seller for periods on and after the Closing Date under the Assumed Contract, and Purchaser agrees to pay and perform the Assumed Contract from and after the Closing Date. Except as specifically set forth in the preceding sentence, Purchaser does not assume and shall in no event be liable for any Liability of the Station or Seller.

                                  ARTICLE 3.
                            PURCHASE PRICE; CLOSING

3.1.  Purchase Price.

    The purchase price for the Purchased Assets shall be Thirty-Two Million Eight Hundred Seventy-Five Thousand Dollars ($32,875,000) (the "Purchase Price"). Purchaser shall pay the Purchase Price in cash to Seller at Closing by wire transfer of immediately available funds to an account or accounts identified by Seller in writing prior to Closing.

3.2.  Time of Closing.

    The closing for the sale and purchase of the Purchased Assets (the "Closing") shall be held at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, Suite 1100, McLean, Virginia 22102 (or such other place as may be agreed upon by the parties in writing). Subject to the satisfaction of the conditions precedent set forth in Article 7 and Article 8 of this Agreement, the Closing shall occur on such date (the "Closing Date") that is the fifth (5/th/) Business Day after the date on which the FCC Order shall have been granted. The Closing shall be deemed to be effective as of 12:01 a.m. on the Closing Date.

3.3.  Closing Procedures.

    At the Closing, Seller shall deliver to Purchaser such bills of sale, instruments of assignment, transfer and conveyance and similar documents as Purchaser shall reasonably request. Against such delivery, Purchaser shall (a) pay the Purchase Price to Seller in accordance with Section 3.1 above and (b) execute and deliver an assumption agreement with respect to the Assumed Contract in a form reasonably acceptable to both Seller and Purchaser. Each party will cause to be prepared, executed and delivered all other documents required to be delivered by such party pursuant to this Agreement and all other appropriate and customary documents as another party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

3.4.  Allocation of Purchase Price.

    3.4.1. The Purchase Price shall be allocated among the Purchased Assets in a manner as mutually agreed to in writing between the parties, based upon an appraisal of the Purchased Assets by Bond & Pecaro (the fees of which firm shall be paid by Purchaser).

    3.4.2. Seller and Purchaser agree, pursuant to Section 1060 of the Code, that the Purchase Price shall be allocated in accordance with this Section 3.4, and that all Tax returns and reports shall be filed consistent with such allocation. Notwithstanding any other provision of this Agreement, the provisions of this Section 3.4 shall survive the Closing Date without limitation.

3.5.  Prorations.

    3.5.1. All items of income and expense arising from the operation of the Station with respect to the Purchased Assets and the Assumed Contract on or before the close of business on the Closing Date shall be for the account of Seller and thereafter shall be for the account of Purchaser. Proration of the items described below between Seller and Purchaser shall be effective as of 11:59 p.m., local time, on such date and shall occur as follows with respect to those rights, liabilities and obligations of Seller transferred to and assumed by Purchaser hereunder.

    3.5.2. Liability for state and local Taxes assessed on the Purchased Assets payable with respect to the tax year in which the Closing Date falls and the annual FCC regulatory fees for the Station payable with respect to the year in which the Closing Date falls shall each be prorated as between Seller and Purchaser on the basis of the number of days of the Tax year elapsed to and including the Closing Date.

    3.5.3. Prepaid items, deposits, credits and accruals such as water, electricity, telephone, other utility and service charges, lease expenses, license fees (if any) and payments under any contracts or utility services to be assumed by Purchaser shall be prorated between Seller and Purchaser on the basis of the period of time to which such liabilities, prepaid items and accruals apply.

    3.5.4. All prorations shall be made and paid insofar as feasible on the Closing Date; any prorations not made on such date shall be made as soon as practicable (not to exceed ninety (90) days) thereafter. Seller and Purchaser agree to assume, pay and perform all costs, liabilities and expenses allocated to each of them pursuant to this Section 3.5.

                                  ARTICLE 4.
                   REPRESENTATIONS AND WARRANTIES OF SELLER

   Seller hereby represents and warrants to Purchaser as follows:

4.1.  Organization; Good Standing.

    BCR License Sub is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. BCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power and authority to own and lease Seller's properties and carry on Seller's business as currently conducted.

4.2.  Due Authorization.

    Subject to the FCC Order and any requisite approval of BCR stockholders, Seller has full power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby. Subject to obtaining any requisite approval of BCR stockholders, Seller has taken all necessary corporate action to approve the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

4.3.  Execution and Delivery.

    Except as set forth on Schedule 4.3 hereto, neither the execution and delivery by Seller of this Agreement nor the consummation by Seller of the transactions contemplated hereby will: (a) conflict with or result in a breach of any provisions of Seller's organizational documents, (b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority, which violation would have a Material Adverse Effect; or (c) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any Lien on any of the Purchased Assets pursuant to, any material agreement, indenture, mortgage or other instrument to which Seller is a party or by which Seller or Seller's assets may be bound or affected.

4.4.  Governmental Approvals.

    No approval, authorization, consent, order or other action of, or filing with, any court or Governmental Authority is required in connection with the execution and delivery by Seller of this Agreement or the consummation of the transactions contemplated hereby, other than those of the FCC.

4.5.  Title to Personal Property.

    Except for leased property, Seller is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the Purchased Assets constituting personal property, free and clear of all Liens except (a) Permitted Liens, (b) Liens which will be released on or prior to the Closing, or (c) the Assumed Contract.

4.6.  Transmitter.

    4.6.1. Seller has a valid, binding and enforceable leasehold interest, which is free and clear of all Liens except for Permitted Liens, in and to the Leased Transmitter Site.

    4.6.2. Seller has not received any notice of, and has no knowledge of, any material violation of any zoning, building, health, fire, water use or similar Law in connection with the Leased Transmitter Site. To the knowledge of Seller, no fact or condition exists which would result in the termination or impairment of access of the Station to the Leased Transmitter Site or discontinuation of necessary sewer, water, electrical, gas, telephone or other utilities or services.

4.7.  Tangible Personal Property.

    Schedule 4.7 sets forth a list, complete and accurate in all material respects, of the Purchased Assets which consist of tangible personal property. All of such tangible personal property, viewed as a whole and not on an asset by asset basis, are in good condition and working order, ordinary wear and tear excepted, and are suitable for the uses for which intended, free from any known defects except such minor defects that do not interfere with the continued present use thereof by Seller.

4.8.  FCC Licenses.

    Schedule 2.1.1 lists and accurately describes all of the FCC Licenses necessary for the lawful ownership and operation of the Station and the conduct of its business, except where the failure to hold any such FCC

License would not have a Material Adverse Effect. Seller has furnished to Purchaser true and accurate copies of all of the FCC Licenses. Each such FCC License is in full force and effect and is valid under applicable Laws; the Station is being operated in compliance in all material respects with the Communications Act, and all rules, regulations and policies of the FCC; and to the knowledge of Seller, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) is reasonably likely to result in the revocation or termination of any FCC License or the imposition of any restriction of such a nature as would have a Material Adverse Effect, except for proceedings of a legislative or rule-making nature intended to affect the broadcasting industry generally. The Station, each of its physical facilities, electrical and mechanical systems and transmitting and studio equipment are being operated in all material respects in accordance with the specifications of the FCC Licenses. The FCC Licenses are unimpaired by any act or omission of Seller or any of Seller's officers, directors or employees and, Seller has fulfilled and performed all of Seller's material obligations with respect to the FCC Licenses and has full power and authority thereunder. Except as set forth on Schedule 2.1.1 with respect to the FCC Modification Application and the FCC Morris Modification Application, no application, action or proceeding is pending for the renewal or modification of any of the FCC Licenses. No event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof.

4.9.  Reports.

    Seller has duly filed all reports required to be filed by any Law or Order of any court or Governmental Authority and has made payment of all charges and other payments, if any, shown by such reports to be due and payable, except where the failure to so file or make payment would not, individually or in the aggregate, have a Material Adverse Effect. All reports required to be filed by Seller with the FCC with respect to the Station have been filed, except where the failure to so file would not have a Material Adverse Effect. Such reports and disclosures are complete and accurate in all material respects.

4.10.  Taxes.

     All Tax reports and returns required to be filed by or relating to the Purchased Assets have been filed with the appropriate Governmental Authority, and there have been paid all Taxes, penalties, interest, deficiencies, assessments or other charges due with respect to such Taxes, as reflected on the filed returns or claimed to be due by such federal, state or local taxing authorities (other than Taxes, deficiencies, assessments or claims which are being contested in good faith and which in the aggregate are not material). Seller has not received any written notice of any examinations or audits pending or unresolved examinations or audit issues with respect to Seller's federal, state or local Tax returns that could adversely affect the Purchased Assets. All additional Taxes, if any, assessed as a result of such examinations or audits have been paid, and to Seller's knowledge, there are no pending claims or proceedings relating to, or asserted for, Taxes, penalties, interest, deficiencies or assessments against the Purchased Assets.

4.11.  Environmental Matters.

     4.11.1. Except as would not reasonably be expected to have a Material Adverse Effect, with respect to the Purchased Assets, Seller is in compliance with all Environmental Laws.

     4.11.2. Except as would not reasonably be expected to have a Material Adverse Effect, there are no pending or, to the knowledge of Seller, threatened actions, suits, claims, or other legal proceedings based on (and Seller has not received any written notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Governmental Authority arising out of or attributable to): (a) the current or past presence at any part of the Leased Transmitter Site of Hazardous Materials; (b) the current or past release or threatened release into the environment from the Leased Transmitter Site (including into any storm drain, sewer, septic system or publicly owned treatment works) of any Hazardous Materials; (c) the off-site disposal of Hazardous Materials originating on or from the Leased Transmitter Site;

(d) any violation of Environmental Laws at any part of the Leased Transmitter Site arising from Seller's activities involving Hazardous Materials.

     4.11.3. Except as would not reasonably be expected to have a Material Adverse Effect, Seller has been duly issued all permits, licenses, certificates and approvals required under any Environmental Law to operate the Purchased Assets as they are currently operated.

     4.11.4. Seller has made available to Purchaser all environmental assessments, reports, audits and other documents in Seller's possession or under Seller's control that relate to the Leased Transmitter Site or Seller's compliance with Environmental Laws with respect to the Purchased Assets.

     4.11.5. Notwithstanding any other provision of this Agreement, this
Section 4.11 sets forth Seller's exclusive representations and warranties with respect to the environmental condition of the Purchased Assets, Seller's compliance with Environmental Laws, Hazardous Materials, Environmental Laws or other environmental matters. Notwithstanding any other provision of this Agreement, Purchaser hereby waives and releases all claims against Seller arising under Environmental Laws, including any statutory rights to contribution, with respect to the Purchased Assets.

4.12.  Litigation.

     There is no Order of any court or Governmental Authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise that is pending or, to Seller's knowledge, threatened against or affecting the Station which, if adversely determined would have a Material Adverse Effect or which challenges the validity of any of the transactions contemplated by this Agreement.

4.13.  Contracts and Agreements.

     Seller is not in default in any material respect under any of the Assumed Contract, and, as of the Closing Date, Seller will have paid all sums and performed in all material respects all obligations under the Assumed Contract which are required to be paid or performed prior to the Closing Date.

4.14.  Business Records and Other Intangible Property.

     Seller has, and after the Closing, Purchaser will have, the right to use the Business Records, call letters, trade names and other intangible property included in the Purchased Assets, free and clear of any royalty or other payment obligations.

4.15.  Third Party Consents.

     Except as set forth in Section 4.4, the only consents from any Person which are required to be obtained by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby are set forth on Schedule 4.15 (the "Third Party Consents").

4.16.  Finders and Brokers.

     Except for Jorgenson Broadcast Brokerage (the fees and expenses of which shall be borne solely by Seller), no person has as a result of any agreement entered into by Seller any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

4.17.  Disclaimer of Warranties; Limitations of Warranties.

     EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED,

WHETHER OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY AS TO THE PURCHASED ASSETS, OR ANY PART THEREOF, OR AS TO THE CONDITION OR WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.

                                  ARTICLE 5.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

   Purchaser hereby represents and warrants to Seller as follows:

5.1.  Organization and Good Standing.

    Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its properties and carry on its business as currently conducted.

5.2.  Due Authorization.

    Subject to the FCC Order, Purchaser has full power and authority to enter into this Agreement and to carry out Purchaser's obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or general equitable principles.

5.3.  Execution and Delivery.

    Neither the execution and delivery by Purchaser of this Agreement nor the consummation of the transactions contemplated hereby will: (a) conflict with or result in a breach of the certificate of incorporation or bylaws of Purchaser;
(b) subject to the FCC Order, violate any Law or Order of any court or Governmental Authority; or (c) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any indenture, mortgage, lease, contract or other instrument to which Purchaser is a party or by which Purchaser is bound or affected.

5.4.  Consents.

    No consent, approval, authorization, license, exemption of, filing or registration with any court or Governmental Authority is required in connection with the execution and delivery of this Agreement or the consummation by Purchaser of any transaction contemplated hereby, other than the consent of the FCC. No approval, authorization or consent of any other Person is required in connection with the execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby by Purchaser, except as may have been previously obtained by Purchaser.

5.5.  Finders and Brokers.

    No person has as a result of any agreement entered into by Purchaser any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

5.6.  Designated Licensee.

    5.6.1. To the knowledge of Purchaser, Designated Licensee is legally, financially and otherwise qualified to be the assignee of the FCC Licenses, and no waivers shall be required by the FCC for the consummation of the transactions contemplated hereby or the grant of the FCC Order. To the knowledge of Purchaser, there are no facts or proceedings which would reasonably be expected (a) to disqualify Designated Licensee under the Communications Act or otherwise from holding the FCC Licenses or (b) to cause the FCC not to approve the assignment of the FCC Licenses to Designated Licensee.

    5.6.2. To the knowledge of Purchaser, none of Purchaser, any Affiliate of Purchaser, Designated Licensee or any Affiliate of Designated Licensee shall be required to sell, dispose of or surrender any FCC license held by Purchaser, any Affiliate of Purchaser, Designated Licensee or any Affiliate of Designated Licensee with respect to any broadcast properties, or any other properties or businesses of Purchaser, any Affiliate of Purchaser, Designated Licensee or any Affiliate of Designated Licensee, as may be required under the Communications Act or the antitrust laws in order to consummate the sale and purchase of the Purchased Assets contemplated by this Agreement. For purposes of this Section 5.6.2, neither Clear Channel Communications, Inc. nor Univision, and their respective subsidiaries as of the date hereof, shall be deemed an Affiliate of Purchaser.

    5.6.3. To the knowledge of Purchaser:

         (a) if Designated Licensee is an entity, Designated Licensee is duly organized, validly existing and in good standing under the laws of the state of Designated Licensee's formation or incorporation;

         (b) the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Designated Licensee;

         (c) neither the execution and delivery by Purchaser of this Agreement nor the consummation of the transactions contemplated hereby will: (i) if Designated Licensee is an entity, conflict with or result in a breach of the organizational documents of Designated Licensee; or (ii) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any indenture, mortgage, lease, contract or other instrument to which Designated Licensee is a party or by which Designated Licensee is bound or affected; and

         (d) no consent, approval, authorization, license, exemption of, filing or registration with any court or Governmental Authority is required in connection with the consummation by Designated Licensee of any transaction contemplated hereby, other than the consent of the FCC, and no approval, authorization or consent of any other Person is required in connection with the consummation of the transactions contemplated hereby by Designated Licensee.

5.7.  Financial Ability.

    Purchaser has, and on the Closing Date will have, cash available that is sufficient to enable Purchaser to consummate the transactions contemplated by this Agreement.

5.8.  HSR Matters.

    Purchaser, including all entities under common control with Purchaser as "control" is defined in 16 C.F.R. section 801.1(b), (a) does not hold any voting securities of Seller including any entity under common control with Seller as "control" is defined in 16 C.F.R. section 801.1(b) (collectively with the Seller the "Seller Entities") and (b) has not acquired any assets from any of the Seller Entities in the six (6) months prior to the date hereof. Purchaser has concluded under the requirements of 16 C.F.R. section 801.10(c)(3), that the fair market value of the Purchased Assets is less than Fifty Million Dollars ($50,000,000).

                                  ARTICLE 6.
                       CERTAIN COVENANTS AND AGREEMENTS

6.1.  Regulatory Approvals.

    6.1.1. No later than one (1) Business Day after the date hereof, Seller and Purchaser shall jointly cause to be filed by Seller's FCC counsel an application with the FCC requesting the FCC's consent to the assignment of the FCC Licenses from BCR License Sub to Designated Licensee, which application is attached hereto at Exhibit A (the "FCC Assignment Application"). Each party shall pay its own expenses in connection with the preparation and prosecution of the FCC Assignment Application and shall share equally any filing fees associated with the FCC Assignment Application.

    6.1.2. In addition to the FCC Assignment Application, Seller agrees to use reasonable best efforts to file the FCC Modification Application within three
(3) Business Days after receipt thereof from Purchaser. The parties agree that the FCC Modification Application will be prosecuted with reasonable best efforts, in good faith and with due diligence. The parties agree to use their reasonable best efforts to file additional information or amendments requested by the FCC orally or in writing within five (5) Business Days after such request and, in any event, to commence preparation of such additional information or amendments immediately upon request and to complete and file the same with the FCC as promptly as practical. Purchaser will be responsible for the expenses incurred by the parties in the preparation, filing and prosecution of the FCC Modification Application, including filing fees and legal and engineering expenses. The parties acknowledge and agree that it shall not be a condition to Closing that the FCC shall have approved the FCC Modification Application.

    6.1.3. Upon the terms and subject to the conditions set forth in this Agreement, Seller and Purchaser shall each use their respective reasonable best efforts to promptly (a) take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (b) obtain from any Governmental Authority or other Person any actions, non-actions, clearances, waivers, consents, approvals, permits or Orders required to be obtained by Seller, Purchaser or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement, the consummation of the other transactions contemplated hereby and thereby and the assignment of the FCC Licenses from BCR License Sub to Designated Licensee; (c) furnish all information required for any application or other filing to be made pursuant to any applicable Law or any applicable regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement, including filings in connection with the FCC Assignment Application, and to supply promptly any additional information and documentary material that may be requested in connection with such filings or applications; (d) avoid the entry of, or have vacated or terminated, any Order that would restrain, prevent or delay the Closing or the FCC Order, including defending against and opposing any lawsuits or other proceedings (including any FCC reconsideration or review), whether judicial or administrative, reviewing or challenging this Agreement, the consummation of the other transactions contemplated hereby and thereby or the assignment of the FCC Licenses from BCR License Sub to Designated Licensee; and (e) execute and deliver any additional instruments necessary to assign the FCC Licenses from BCR License Sub to Designated Licensee or to consummate any other transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the assignment of the FCC Licenses from BCR License Sub to Designated Licensee or the consummation of the other transactions contemplated hereby at the behest of any Governmental Authority or other Person without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Without limiting this Section 6.1.3, Purchaser agrees to take any and all steps and to make any and all undertakings necessary to (i) avoid or eliminate each and every impediment under any antitrust, merger control, competition, or trade regulation Law, including the Communications Act, that may be asserted by any Governmental Authority with respect to consummation of the transactions contemplated by this Agreement and (ii) resolve any objection that may be asserted by the FCC or any other Person in order to obtain promptly the FCC Order or satisfy or comply with any conditions imposed by the FCC Order, in all events so as to enable the Closing to occur as soon as reasonably possible, including proposing, negotiating, committing to, and effecting by consent decree, hold separate order, or otherwise, the sale, divestiture, licensing or disposition of such assets of Purchaser or any of its Affiliates (including any FCC license held by such persons) or otherwise taking or committing to take actions that limit Purchaser's or its Affiliates' freedom of action with respect to, or their ability to retain, any of their assets, in each case, as may be required in order to obtain the FCC Order or avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other Order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing.

    6.1.4. Notwithstanding anything in this Agreement to the contrary, if the Closing occurs before the FCC Order becomes a Final Order, the terms of Section
6.1.3 shall survive the Closing until the FCC Order becomes a Final Order; provided, however, that such terms shall only survive as applied to actions relating to the obtaining of the FCC Order and such FCC Order becoming a Final Order. No assignment of the FCC Licenses shall occur prior to obtaining the FCC Order.

6.2.  Third Party Consents and Notices.

    6.2.1. Seller will use its reasonable best efforts to obtain all Third Party Consents as promptly as practicable after the date of this Agreement. All Third Party Consents shall be in form reasonably satisfactory to Purchaser, and none shall provide for any increase in cost or other change in terms and conditions after the Closing which would be adverse to Purchaser.

    6.2.2. Prior to Closing, Seller shall provide written notice to third parties which have entered into material contracts with the Station (other than the Assumed Contract) regarding (a) the existence of this Agreement and the transactions contemplated hereby and (b) that Purchaser is not assuming any obligations of Seller or the Station in respect of the contracts with such third parties. Seller shall promptly provide copies of these written notices to Purchaser.

6.3.  Access to Information.

    From the date hereof until the Closing (upon reasonable notice to Seller), during normal business hours, Seller shall, and shall cause its officers, directors, employees, auditors and agents to, (a) afford the officers, employees and authorized agents and representatives of Purchaser reasonable access to the offices, properties, books and records of Seller to the extent related to the Purchased Assets, and (b) furnish to the officers, employees and authorized agents and representatives of Purchaser such additional information regarding the Purchased Assets and the Station (including regularly prepared financial statements of the Station) as Purchaser may from time to time reasonably request in order to assist Purchaser in fulfilling its obligations under this Agreement and Purchaser's reporting obligations under applicable rules and regulations of the Securities and Exchange Commission, and to facilitate the consummation of the transactions contemplated hereby; provided, however, that (i) such investigation shall not unreasonably interfere with any of the businesses or operations of Seller or the Station and (ii) it is understood that Seller is not making any representations or warranties as to any financial statements of the Station furnished to Purchaser.

6.4.  Confidentiality.

    The terms of the confidentiality agreement previously executed between the parties (the "Confidentiality Agreement") between Seller and Purchaser are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality Agreement and the obligations of Purchaser under this Section 6.4 shall terminate; provided, however, that the Confidentiality Agreement shall terminate only in respect of that portion of the Evaluation Material (as defined in the Confidentiality Agreement) exclusively relating to the transactions contemplated by this Agreement and the Purchased Assets. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect.

6.5.  Public Announcements.

    Seller and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by Law or any listing agreement with a national securities exchange to which Seller or Purchaser is a party if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

6.6.  Ordinary Course of Business.

    During the period from the date hereof to the Closing Date, unless the prior consent of Purchaser is first obtained, Seller shall cause the Station to not knowingly take any action which would cause the conditions set forth in
Section 7.1 and Section 7.2 not to be satisfied as of the Closing Date.

6.7.  Control of the Station.

    Prior to the Closing, Purchaser shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Station; such operations, including complete control and supervision of the Station programs, employees, and policies, shall be the sole responsibility of Seller until the Closing.

6.8.  Risk of Loss.

    Seller shall bear the risk of all damage to, loss of or destruction of any of the Purchased Assets between the date of this Agreement and the Closing Date. If any material portion of the Purchased Assets (other than items that are obsolete and not necessary for the continued operations of the Station) shall suffer any material damage or destruction prior to the Closing Date, Seller shall promptly notify Purchaser in writing of such damage or destruction, shall promptly take all necessary steps to restore, repair or replace such assets at Seller's sole expense, and shall advise Purchaser in writing of the estimated cost to complete such restoration, repair or replacement and all amounts actually paid as of the date of the estimate. If necessary and provided that Seller is diligently pursuing such restoration, repair or replacement, the Closing Date shall be extended for a period up to the Outside Date to accomplish such restoration, repair or replacement.

6.9.  Morris Station.

    Within a reasonable period of time after the date hereof, Seller agrees to file, at Purchaser's sole cost and expense, an application with the FCC proposing to modify the directional antenna for the Morris Station at Seller's current transmitter site in Morris, Illinois, in accordance with the engineering specifications set forth on Schedule 6.9 hereto (the "FCC Morris Modification Application"). The parties acknowledge and agree that it shall not be a condition to Closing that the FCC shall have approved the FCC Morris Modification Application. Moreover, the parties acknowledge and agree that Seller may sell and assign its rights in the Morris Station, and that Seller's obligations pursuant to this Section 6.9 shall apply only so long as Seller or a subsidiary of Seller is the licensee of both the Station and the Morris Station. For so long as this Agreement remains in effect, Seller covenants and agrees to cause any assignee of the FCC licenses for the Morris Station to agree, for the direct benefit of Purchaser, to assume Seller's obligations under this Section 6.9; provided, however, that upon any such assignment of the FCC licenses for the Morris Station to a third party assignee, Seller shall have no Liability under this Section 6.9. In the event that any assignee of the FCC licenses for the Morris Station acquires such FCC licenses and, in connection therewith, assumes the obligations of Seller under this Section 6.9, Seller and such assignee shall not amend the obligations assumed without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

                                  ARTICLE 7.
                       CONDITIONS TO PURCHASER'S CLOSING

    The obligations of Purchaser to purchase the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Purchaser) at or prior to the Closing of each of the following conditions:

7.1.  Representations and Warranties.

    The representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement), except in all cases where the failure of any representation or warranty to be true and correct would not have a Material Adverse Effect.

7.2.  Covenants.

    Seller shall have performed the covenants and agreements contained in this Agreement that are to be performed by Seller at or prior to the Closing, except in all cases where the failure to perform such covenants and agreements would not have a Material Adverse Effect.

7.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being understood that Purchaser's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

7.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

7.5.  Third Party Consents.

    Any Third Party Consents required for the assignment of the lease for the Leased Transmitter Site shall have been obtained without the imposition of any additional monetary obligations on Purchaser or any other conditions materially adverse to Purchaser.

7.6.  Closing Deliveries.

    Purchaser shall have received each of the documents or items required to be delivered to it pursuant to Section 9.1 hereof.

                                  ARTICLE 8.
                        CONDITIONS TO SELLER'S CLOSING

    The obligations of Seller to sell, transfer, convey and deliver the Purchased Assets and to proceed with the Closing are subject to the satisfaction (or waiver in writing by Seller) at or prior to the Closing of the following conditions:

8.1.  Representations and Warranties.

    The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement).

8.2.  Covenants.

    Purchaser shall have performed in all material respects the covenants and agreements contained in this Agreement that are to be performed by Purchaser as of the Closing.

8.3.  FCC Order.

    The FCC Order shall be in full force and effect (it being agreed and understood that Seller's obligations to consummate the transactions contemplated by this Agreement shall not be subject to the condition that the FCC Order be a Final Order).

8.4.  No Orders.

    No Order or temporary, preliminary or permanent injunction or restraining order shall have been entered by any Governmental Authority which expressly prohibits or materially restrains the transactions contemplated by this Agreement.

8.5.  Closing Deliveries.

    Seller shall have received each of the documents or items required to be delivered to it pursuant to Section 9.2.

                                  ARTICLE 9.
                     DOCUMENTS TO BE DELIVERED AT CLOSING

9.1.  Delivery by Seller.

    At the Closing, Seller shall deliver to Purchaser the following:

    9.1.1. The bills of sale, agreements of assignment and similar instruments of transfer to the Purchased Assets contemplated by Section 3.3 hereto.

    9.1.2. A certificate, signed by an executive officer of Seller, as to the fulfillment of the conditions set forth in Section 7.1 and Section 7.2 hereof.

    9.1.3. The Business Records.

9.2.  Delivery by Purchaser.

    At the Closing, Purchaser shall deliver to Seller the following:

    9.2.1. The Purchase Price in the amount and manner set forth in Section 3.1.

    9.2.2. A certificate, signed by an executive officer of Purchaser, as to the fulfillment of the conditions set forth in Section 8.1 and Section 8.2 hereof.

    9.2.3. An assumption agreement pursuant to which Purchaser shall assume the Assumed Contract.

                                  ARTICLE 10.
                                  TERMINATION

10.1.  Termination.

     This Agreement may be terminated by the mutual written agreement of Purchaser and Seller, or, if the terminating party is not then in material breach of its obligations hereunder, upon written notice as follows:

     10.1.1. by Purchaser if Seller is in material breach of its obligations hereunder, such that the conditions set forth in Section 7.1 and Section 7.2 would not be satisfied as of the Closing, and such breach has not been cured by Seller within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty (30) days and Seller is diligently attempting to cure such breach);

     10.1.2. by Seller if Purchaser is in material breach of its obligations hereunder, such that the conditions set forth in Section 8.1 and Section 8.2 would not be satisfied as of the Closing, and such breach has not been cured by Purchaser within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty
(30) days and Purchaser is diligently attempting to cure such breach);

     10.1.3. by either Purchaser or Seller if the FCC denies the FCC Assignment Application in an order that has become a Final Order, or has designated the FCC Assignment Application for a hearing; or

     10.1.4. by either Purchaser or Seller if the Closing has not occurred on or before such date which is six (6) months after the date of this Agreement (the "Outside Date").

10.2.  Effect of Termination.

     In the event of termination of this Agreement pursuant to Section 10.1 above, all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party (except for any liability of any party for any material breach of this Agreement, in which case any non-breaching party shall have all rights and remedies available at law or in equity). Notwithstanding anything to the contrary contained herein, the provisions of Sections 6.4 and 11.4 shall expressly survive the termination of this Agreement.

                                  ARTICLE 11.
                           MISCELLANEOUS PROVISIONS

11.1.  Survival.

     The representations and warranties in this Agreement shall terminate at, and will have no further force and effect after, the Closing. No covenants or agreements of the parties contained in this Agreement shall survive the Closing, except that covenants that contemplate or may involve actions to be taken or obligations in effect after the Closing shall survive in accordance with their terms.

11.2.  Specific Performance.

     The parties acknowledge that the Purchased Assets and the transactions contemplated hereby are unique, that a failure by Seller or Purchaser to complete such transactions will cause irreparable injury to the other, and that actual damages for any such failure may be difficult to ascertain and may be inadequate. Consequently, Seller and Purchaser agree that each shall be entitled, in the event of a default by the other, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which the non-defaulting party may otherwise be entitled. In the event any action is brought, the prevailing party shall be entitled to recover court costs and reasonable attorneys' fees.

11.3.  Additional Actions, Documents and Information.

     Purchaser agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Seller in connection with the consummation of the transactions contemplated by this Agreement. Seller agrees that it will, at any time, prior to, at or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments and obtain such consents, as may be reasonably requested by Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

11.4.  Fees and Expenses.

     Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses of counsel, financial advisors, and accountants incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense, whether or not the Closing shall have occurred.

11.5.  Transfer Taxes.

     All sales, use, transfer, filing, recordation, registration and similar Taxes and fees arising from or associated with the transactions contemplated hereunder, whether levied on Purchaser or Seller, shall be borne by Purchaser. Purchaser or Seller, as required by Law, shall file all necessary documentation with respect to, and make all payments of, such taxes and fees on a timely basis; provided that Purchaser shall remit any funds necessary to pay such taxes and fees under this Section 11.5 in sufficient time to allow timely payment of any such taxes and fees.

11.6.  Notices.

     All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by telegram, telex, or facsimile transmission addressed as follows:

      If to Purchaser:

          Hispanic Broadcasting Corporation
          3102 Oak Lawn Avenue, Suite 215
          Dallas, Texas 75219
          Attention: Jeffrey T. Hinson, Senior Vice President
          Telephone: (214) 525-7711
          Facsimile: (214) 525-7750

      with a copy (which shall not constitute notice) to:

          Hallett & Perrin, P.C.
          2001 Bryan Street, Suite 3900
          Dallas, Texas 75201
          Attention: Bruce H. Hallett
          Telephone: (214) 922-4120
          Facsimile: (214) 922-4170

      If to Seller:

          Big City Radio, Inc.
          c/o Metromedia Company
          One Meadowlands Plaza
          East Rutherford, New Jersey 07073-2137
          Attention: David A. Persing
          Telephone: (201) 531-8022
          Facsimile: (201) 531-2803

      with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          8300 Greensboro Drive
          Suite 1100
          McLean, Virginia 22102
          Attention: Thomas E. Repke
                  Richard T. Horan, Jr.
          Telephone: (703) 610-6138
          Facsimile: (703) 610-6200

or such other address as the addressee may indicate by written notice to the other parties.

     Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11.7.  Waiver.

     No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

11.8.  Benefit and Assignment.

     11.8.1. No party hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto.

     11.8.2. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No Person, other than the parties hereto, is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

11.9.  Entire Agreement; Amendment.

     This Agreement, including the Schedules and Exhibits hereto and the other instruments and documents referred to herein or delivered pursuant hereto contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party or parties against whom enforcement of the amendment, modification or discharge is sought.

11.10.  Severability.

      If any part of any provision of this Agreement or any other contract, agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said contract, agreement, document or writing.

11.11.  Headings.

      The headings of the sections and subsections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

11.12.  Governing Law; Jurisdiction.

      This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law). The parties hereto hereby waive personal service of any process in connection with any such action, suit or proceeding and agree that the service thereof may be made by certified or registered mail addressed to or by personal delivery to the other party, at such other party's address set forth pursuant to Section 11.6 hereof. In the alternative, in its discretion, any of the parties hereto may effect service upon any other party in any other form or manner permitted by law.

11.13.  Signature in Counterparts.

      This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

            [The remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

                                           SELLER

                                           BIG CITY RADIO, INC.

                                           By:        /s/  PAUL R. THOMSON
                                                  -----------------------------
                                           Name:         Paul R. Thomson
                                           Title:      Vice President and
                                                     Chief Financial Officer

                                           BIG CITY RADIO-CHI, L.L.C.

                                           By:        /s/  PAUL R. THOMSON
                                                  -----------------------------
                                           Name:         Paul R. Thomson
                                           Title:      Vice President and
                                                     Chief Financial Officer

                                           PURCHASER

                                           HBC ILLINOIS, INC.

                                           By:       /s/  JEFFREY T. HINSON
                                                  -----------------------------
                                           Name:        Jeffrey T. Hinson
                                           Title:   Senior Vice President and
                                                     Chief Financial Officer

                                    ANNEX I
                                  DEFINITIONS

   "Accounts Receivables" shall mean all accounts receivable with respect to the Station as of the end of the broadcast day immediately preceding the Closing Date.

   "Additional Excluded Site" shall have the meaning set forth in Section 2.2.9.

   "Affiliates" of a party shall mean persons or entities that directly, or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, such party.

   "Agreement" shall have the meaning set forth in the Preamble.

   "Assumed Contract" shall have the meaning set forth in Section 2.1.7.

   "BCR" shall have the meaning set forth in the Preamble.

   "BCR License Sub" shall have the meaning set forth in the Preamble.

   "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

   "Business Records" shall have the meaning set forth in Section 2.1.6.

   "Closing" shall have the meaning set forth in Section 3.2.

   "Closing Date" shall have the meaning set forth in Section 3.2.

   "Code" shall mean the Internal Revenue Code of 1986, as amended, and all Laws promulgated pursuant thereto or in connection therewith.

   "Communications Act" shall mean the Communications Act of 1934, as amended.

   "Confidentiality Agreement" shall have the meaning set forth in Section 6.4.

   "Designated Licensee" shall mean Superior Broadcasting of Chicago, LLC.

   "Environmental Laws" shall mean the applicable provisions of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA"); 42 U.S.C. (S) 9601 et seq.; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. (S) 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S) 5101 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901 et seq.; the Clean Water Act ("CWA"), 33 U.S.C.
(S) 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. (S) 7401 et seq.; or any other applicable federal, state, or local laws relating to Hazardous Materials generation, production, use, storage, treatment, transportation or disposal, or the protection of the environment

   "Excluded Assets" shall have the meaning set forth in Section 2.2.

   "Excluded Studio Site" shall have the meaning set forth in Section 2.2.8.

   "FCC" shall mean the Federal Communications Commission.

   "FCC Assignment Application" shall have the meaning set forth in Section
6.1.1.

   "FCC Licenses" shall have the meaning set forth in Section 2.1.1.

   "FCC Modification Application" shall mean an FCC modification application requesting FCC consent to modifications to the signal and signal location for the Station, which application complies with all applicable FCC rules, regulations and policies, including all information necessary for Seller to make any certifications therein.

   "FCC Morris Modification Application" shall have the meaning set forth in
Section 6.9.

   "FCC Order" shall mean that the FCC (including the Media Bureau pursuant to delegated authority) has granted or given its consent, without any condition materially adverse to Purchaser or Seller, to the assignment of the FCC Licenses in accordance with the terms of the FCC Assignment Application.

   "Final Order" shall mean that the FCC Order shall have become final, that is, that the time period for filing any protests or requests or petitions for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction of such order and the time period for the FCC or its staff to have taken any actions to reconsider or review such order shall have expired, and that no timely protest or request or petition for stay, reconsideration, rehearing, review or appeal by the FCC or a court of competent jurisdiction or action by the FCC or its staff to reconsider or review such order shall be pending.

   "Governmental Authority" shall mean any court, arbitrator, department, commission, board, bureau, agency, authority, instrumentality or other body, whether federal, state, municipal, foreign or other.

   "Hazardous Materials" shall mean any wastes, substances, or materials (whether solids, liquids or gases) that are deemed hazardous, toxic, pollutants, or contaminants, including substances defined as "hazardous wastes", "hazardous substances", "toxic substances", "radioactive materials" or other similar designations in, or otherwise subject to regulation under, any Environmental Laws.

   "HBC" shall have the meaning set forth in the Recitals.

   "Law" shall mean any statute, law, ordinance, rule or regulation.

   "Leased Transmitter Site" shall have the meaning set forth in Section 2.1.2.

   "Liabilities" shall mean, as to any Person, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute or contingent of such Person, whether accrued, vested or otherwise, whether in contract, tort, strict liability or otherwise and whether or not actually reflected, or required by generally accepted accounting principles to be reflected, in such Person's balance sheets or other books and records.

   "Liens" shall mean, statutory or otherwise, security interests, claims, pledges, licenses, equities, options, conditional sales contracts, assessments, levies, charges or encumbrances of any nature whatsoever.

   "Material Adverse Effect" or "material adverse effect" shall mean a material adverse effect on the Purchased Assets taken as a whole, but shall specifically exclude any material adverse effect caused by (a) factors affecting the radio industry generally or the market in which the Station operates, (b) general, national, regional or local economic or financial conditions, (c) new governmental Laws, (d) the failure to achieve any financial or operational targets, projections or milestones set forth in any Seller business plan or budget, or (e) liquidity or cash flow deficiencies affecting Seller's business, properties, assets, liabilities, financial condition, results of operations, properties or prospects.

   "Merger" shall have the meaning set forth in the Recitals.

                                   Annex I-2

   "Merger Sub" shall have the meaning set forth in the Recitals.

   "Morris Station" shall mean radio broadcast station WYXX(FM) licensed to Morris, Illinois.

   "Order" shall mean any order, writ, injunction, judgment, plan or decree of any Governmental Authority.

   "Outside Date" shall have the meaning set forth in Section 10.1.4.

   "Permitted Liens" shall mean (a) Liens for taxes not yet due and payable;
(b) landlord's Liens and Liens for property taxes not delinquent; (c) statutory Liens that were created in the ordinary course of business and which are not delinquent; (d) restrictions or rights granted to Governmental Authorities under applicable Law to the extent not arising pursuant to any defaults thereunder; (e) zoning, building, or similar restrictions relating to or affecting property which do not arise in connection with a violation of applicable Law; (f) Liens on the Leased Transmitter Site that do not materially affect the current use and enjoyment thereof in the operation of the Station or the value of the Leased Transmitter Site; (g) customary utility and similar easements affecting property; and (h) Liens for which a proration adjustment is made pursuant to Section 3.5 of this Agreement.

   "Person" or "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Governmental Authority.

   "Purchase Price" shall have the meaning set forth in Section 3.1.

   "Purchased Assets" shall have the meaning set forth in Section 2.1.

   "Purchaser" shall have the meaning set forth in the Preamble.

   "Seller" shall have the meaning set forth in the Preamble.

   "Seller Entities" shall have the meaning set forth in Section 5.8.

   "Station" shall have the meaning set forth in the Recitals.

   "Taxes" shall mean all federal, state and local taxes (including income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar charges of every kind, character or description imposed by any Governmental Authorities.

   "Third Party Consents" shall have the meaning set forth in Section 4.15.

   "Univision" shall have the meaning set forth in the Recitals.

                                   Annex I-3

                                   EXHIBITS

                      Exhibit A FCC Assignment Application

                                   SCHEDULES

                   Schedule 2.1.1 FCC Licenses

                   Schedule 2.1.2 Leased Transmitter Site

                   Schedule 2.1.5 Trade Names

                   Schedule 2.1.7 Assumed Contract

                   Schedule 4.3   Consents and Approvals

                   Schedule 4.7   Tangible Personal Property

                   Schedule 4.15  Third Party Consents

                   Schedule 6.9   Engineering Report

                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

   THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"), is made as of January 10, 2003, by and among BIG CITY RADIO, INC., a Delaware corporation ("BCR"), BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company ("BCR License Sub"; BCR, together with BCR License Sub, "Seller"), and HBC ILLINOIS, INC., a Delaware corporation ("Purchaser").

   WHEREAS, Seller and Purchaser are parties to that certain Asset Purchase Agreement dated as of January 2, 2003 (the "Purchase Agreement"), pursuant to which Purchaser will acquire from Seller the Purchased Assets and Purchaser will assume the obligations of Seller under the Assumed Contract, all subject to the terms and conditions set forth in the Purchase Agreement;

   WHEREAS, simultaneously with the execution and delivery of this Amendment, BCR License Sub and Purchaser are entering into a Time Brokerage Agreement pursuant to which BCR License Sub will retain Purchaser to provide programming and related services for the Station;

   WHEREAS, in connection with the execution and delivery of the Time Brokerage Agreement, Purchaser and Seller desire to make certain modifications to the Purchase Agreement; and

   WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

   1. Section 3.5.1, Section 3.5.2 and Section 3.5.3 of the Purchase Agreement are hereby amended by adding the phrase "Subject to the terms and conditions of the Time Brokerage Agreement" at the beginning of the first sentence of each such Section.

   2. Section 6.6 of the Purchase Agreement is hereby amended by adding the phrase "Subject to the terms and conditions of the Time Brokerage Agreement and the obligations of the parties thereunder" at the beginning of the first sentence of such Section.

   3. Section 6.7 of the Purchase Agreement is hereby amended by adding the phrase ", except as contemplated by the Time Brokerage Agreement" at the end of such Section.

   4. Article 6 of the Purchase Agreement is hereby amended by adding Section 6.10, the text of which reads as follows:

      "6.10.  Time Brokerage Agreement.

      Notwithstanding anything to the contrary contained in this Agreement or otherwise, Seller shall not be deemed to have breached or failed to comply with any representations, warranties, covenants, or agreements with respect to the Station or the Purchased Assets if such breach or failure is due or caused directly by any act, omission or instruction of Purchaser under or in connection with the Time Brokerage Agreement or any activities or transactions by Purchaser in furtherance thereof or in connection therewith or any actions of Seller in accordance with the terms of the Time Brokerage Agreement (except for such actions of Seller that constitute gross negligence or willful misconduct)."

   5.  Section 10.1 of the Purchase Agreement is hereby amended by adding
Section 10.1.5 and Section 10.1.6, the text of which read as follows:

      "10.1.5. by Seller if Purchaser is in breach of its obligations under the Time Brokerage Agreement, and (a) in the case of a breach by Purchaser thereunder to pay money to Seller, such breach has not been cured by Purchaser within five (5) days of written notice of such breach; and (b) in the case of any other breach by Purchaser thereunder, such breach has not been cured by Purchaser within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty (30) days and Purchaser is diligently attempting to cure such breach); or

      10.1.6. by Purchaser if Seller is in material breach of its obligations under the Time Brokerage Agreement, and such breach has not been cured by Seller within thirty (30) days of written notice of such breach (or such longer period of time if the breach cannot be reasonably cured within thirty
   (30) days and Seller is diligently attempting to cure such breach)."

   6. Annex I of the Purchase Agreement is hereby amended by adding the definition for "Time Brokerage Agreement", the text of which reads as follows:

      "Time Brokerage Agreement" shall mean the Time Brokerage Agreement between BCR License Sub and Purchaser dated as of January 10, 2003."

   7. Except as expressly modified hereby, all other terms and conditions of the Purchase Agreement shall remain in full force and effect in accordance with their terms.

   8. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

            [The remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Asset Purchase Agreement to be executed as of the date first written above.

                                           BIG CITY RADIO, INC.

                                           By:       /s/  DAVID A. PERSING
                                                  -----------------------------
                                           Name:        David A. Persing
                                           Title:   Executive Vice President,
                                                  General Counsel and Secretary

                                              BIG CITY RADIO-CHI, L.L.C.

                                              By:     BIG CITY RADIO, INC.,
                                                       Its Managing Member


                                           By:        /s/  DAVID A. PERSING
                                                  -----------------------------
                                           Name:        David A. Persing
                                           Title:   Executive Vice President,
                                                  General Counsel and Secretary

                                           HBC ILLINOIS, INC.

                                           By:       /s/  JEFFREY T. HINSON
                                                  -----------------------------
                                           Name:        Jeffrey T. Hinson
                                           Title:    Chief Financial Officer

                                                                        Annex E

                           TIME BROKERAGE AGREEMENT

   THIS TIME BROKERAGE AGREEMENT (this "Agreement") is entered into as of the 31/st/ day of December, 2002, by and among SPANISH BROADCASTING SYSTEM OF ILLINOIS, INC., a Delaware corporation ("Programmer"), and BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company ("Licensee").

                                   RECITALS:

   WHEREAS, Licensee is the licensee pursuant to authorizations by the Federal Communications Commission ("FCC") of radio broadcast stations WDEK-FM, licensed to De Kalb, Illinois; WKIE-FM, licensed to Arlington Heights, Illinois; and WKIF-FM, licensed to Kankakee, Illinois (collectively, the "Stations");

   WHEREAS, during the term of this Agreement, Licensee wishes to retain Programmer to provide programming and related services for the Stations, all in conformity with Licensee's policies and procedures, FCC rules, regulations and policies for time brokerage arrangements, and the provisions hereof;

   WHEREAS, Programmer agrees to use the Stations to broadcast such programming of Programmer's selection that is in conformity with the Communications Act of 1934, as amended and all rules, regulations and policies of the FCC (collectively, the "FCC Requirements"), subject to Licensee's full authority to manage and control the operation of the Stations;

   WHEREAS, concurrently herewith, Programmer and Licensee are entering into an Asset Purchase Agreement (the "Purchase Agreement"), pursuant to which Licensee has agreed to sell to Programmer, and Programmer has agreed to purchase from Licensee, certain of the radio station properties and assets relating to the Stations as described therein under the terms and conditions set forth in the Purchase Agreement; and

   WHEREAS, Programmer and Licensee agree to cooperate to make this Agreement work to the benefit of the public and both parties and as contemplated by the terms set forth herein.

                                  AGREEMENT:

   NOW, THEREFORE, in consideration of the above recitals, and mutual promises and covenants contained herein, the parties intending to be legally bound, agree as follows:

   SECTION 1  USE OF STATION AIR TIME.

   1.1 Scope. During the Term (as defined in Section 1.2 below), Licensee shall make available to Programmer broadcast time on the Stations as set forth in this Agreement. Programmer shall deliver such programming, at Programmer's expense, to the Stations' transmitters or other authorized remote control points designated by Licensee. Programmer shall provide such programming of Programmer's selection complete with commercial matter, news, public service announcements and other suitable programming to the Stations. Except as otherwise provided in this Agreement, Licensee agrees to broadcast such programming in its entirety, including commercials at the times specified, on the facilities of the Stations without interruption, deletion, or addition of any kind. Licensee may use such time as Licensee may require up to two (2) hours per week, for the broadcast of Licensee's own regularly-scheduled news, public affairs, and other non-entertainment programming on the Stations, to be scheduled at mutually agreeable times. All program time not reserved by or designated for

Licensee shall be available for use by Programmer. Licensee agrees that Programmer may sell, or engage a third party to sell, commercial time during the programming provided by Programmer to the Stations for Programmer's account.

   1.2 Term. The term of this Agreement (the "Term") shall commence on January 6, 2003 (the "Effective Date"), and end on the Closing Date (as defined in the Purchase Agreement), unless terminated earlier pursuant to any of the provisions of Section 5 hereof.

   SECTION 2  STATION OPERATIONS.

   2.1 Licensee Control Over Station Operations.

      (a) Licensee shall retain ultimate authority, power and control over the operations of the Stations during the Term, including specifically, control over the personnel, programming and finances of the Stations.

      (b) Subject to Licensee's ultimate authority, power and control over the operations of the Stations, Programmer agrees to provide programming and related services to the Stations. Such related services shall include: (i) the sale of advertising time on the Stations; (ii) coordination of traffic and billing functions; (iii) maintenance of the Stations' transmitting or studio equipment and the other assets used or held for use in the business and operation of the Stations, other than the FCC Licenses (as such term is defined in the Purchase Agreement) and (iv) other administrative or operational functions as Licensee and Programmer may agree to, consistent with FCC Requirements relating to time brokerage agreements. Programmer shall provide and perform Programmer's obligations hereunder, including all related services, diligently and in a manner consistent in all material respects with broadcast industry practices.

      (c) When on the Licensee's premises, all employees of Programmer used to provide Programmer's programming or other services to the Stations shall be subject to the overall supervision of management personnel under Licensee's control. Subject to Licensee's ultimate authority, power and control over the operations of the Station, Programmer's employees shall be solely accountable to Programmer.

   2.2 Station Expenses. During the Term, Licensee shall be responsible for paying directly those expenses necessary to maintain compliance with the FCC Requirements and the terms of this Agreement. Programmer shall employ and be responsible for the salaries, taxes, programming costs, insurance and related costs for all personnel used in the production of the Programmer's programming (including, without limitation, salespeople, traffic personnel, administrative and programming staff).

   2.3 Fee. The fee payable by Programmer to Licensee in consideration for the airtime made available hereunder and the other agreements of the parties made hereunder, shall be in the amount and manner as set forth in Schedule 2.3 hereto.

   SECTION 3  STATION PUBLIC INTEREST OBLIGATIONS.

   3.1 Licensee Authority. Subject to Programmer's obligations hereunder, Licensee shall be responsible for the Stations' compliance with all FCC Requirements and all other applicable laws. Programmer shall cooperate with Licensee, at Programmer's expense, in taking such actions as Licensee may reasonably request to assist Licensee in maintaining the Stations' compliance with the FCC Requirements and all other applicable laws. Notwithstanding any other provision of this Agreement, Programmer recognizes that Licensee has certain obligations to operate the Stations in the public interest, and to broadcast programming to meet the needs and interests of the Stations' communities of license and service areas. From time to time Licensee shall air, or if Licensee requests, Programmer shall air, programming on issues of importance to the local community. Nothing in this Agreement shall abrogate or limit the unrestricted authority of Licensee to discharge Licensee's obligations to the public and to comply with the FCC Requirements, and Licensee shall have no liability or obligation to Programmer, for taking any action that Licensee reasonably and in good faith believes to be necessary or appropriate to discharge such obligations or comply with such laws, rules, regulations or policies.

   3.2 Additional Licensee Obligations. Although both Licensee and Programmer shall cooperate in the broadcast of emergency information over the Stations, Licensee shall retain the right, without any liability or obligation to Programmer, to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Licensee, is of greater local or national public importance. In all such cases, Licensee shall use Licensee's commercially reasonable efforts to provide Programmer prior written notice of Licensee's intention to interrupt Programmer's programming. Licensee shall coordinate with Programmer each Station's hourly station identification and any other announcements required to be aired by FCC rules or regulations. Licensee shall (a) maintain each Station's local public inspection file within each Station's community of license or at each Station's main studio, and (b) prepare and place in such inspection file in a timely manner all material required by Section 73.3526 of the FCC's Rules, including without limitation each Station's quarterly issues and program lists and FCC Form 398. Programmer shall, upon request by Licensee, promptly provide Licensee with such information concerning Programmer's programs and advertising as is necessary to assist Licensee in the preparation of such information or to enable Licensee to verify independently the Stations' compliance with any other laws, rules, regulations or policies applicable to the Stations' operation.

   SECTION 4  STATION PROGRAMMING & OPERATIONAL POLICIES.

   4.1 Broadcast Station Programming Policy Statement. Licensee has adopted a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Schedule 4.1 hereto and which may be amended from time to time in order to comply with FCC Requirements by Licensee upon written notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, with all FCC Requirements, and with all changes subsequently made by Licensee (in good faith) or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity in all material respects with FCC Requirements and with the Policy Statement. All advertising spots and promotional material or announcements shall comply in all material respects with all applicable federal, state and local laws, regulations and policies and the Policy Statement, and shall be produced in accordance with quality standards established by Programmer. If Licensee determines that a program, commercial announcement or promotional material supplied by Programmer is for any reason, in Licensee's reasonable discretion, contrary to the public interest, or does not comply with the Policy Statement, Licensee may, upon written notice to Programmer (to the extent time permits such notice), and without any liability or obligation to Programmer, suspend or cancel such program, commercial announcement or promotional material and substitute its own programming or, if Licensee requests, Programmer shall provide promptly suitable programming, commercial announcement or other announcement or promotional material.

   4.2 Licensee Control of Station Programming. Notwithstanding any contrary provision contained in this Agreement, and consistent with Licensee's obligations pursuant to the FCC Requirements, Licensee shall have the right, without any liability or obligation to Programmer, to delete or preempt any material contained in any programming or commercial matter furnished by Programmer for broadcast over the Stations that Licensee reasonably and in good faith believes to be contrary to the Policy Statement and which Licensee reasonably and in good faith believes would be contrary to the public interest. Licensee shall have the right, without any liability or obligation to Programmer to broadcast Licensee's own programming in place of such deleted or preempted material. Licensee expressly agrees that Licensee's right to reject or preempt any of the programming will be exercised only for cause and will not be exercised in an arbitrary manner, for the commercial advantage of Licensee, or to cause harm to the business or operations of Programmer.

   4.3 Political Advertising. Licensee shall oversee and shall take ultimate responsibility for the Stations' compliance with the political broadcasting rules of the FCC and Sections 312 and 315 of the Communications Act of 1934, as amended (the "Act"), including but not limited to, the provision of equal opportunities, compliance with lowest unit charge requirements, and the provision of reasonable access to federal political candidates. Programmer shall cooperate with Licensee, at Programmer's expense, to assist Licensee in complying with the political broadcasting rules of the FCC. Programmer shall supply such information promptly to Licensee as may be necessary to comply with the lowest unit charge and other applicable political broadcast requirements of federal law. To the extent that Licensee reasonably and in good faith believes necessary or appropriate, Programmer shall release advertising availabilities to Licensee to permit Licensee to comply with the political broadcasting rules of the FCC and Sections 312 and 315 of the Act. Programmer shall be entitled to all revenues received by Licensee for such advertising.

   4.4 Advertising of Credit Terms. To the extent prohibited by the rules of the Federal Trade Commission, no advertising of credit terms shall be made over broadcast material supplied hereunder by Programmer beyond mention of the fact that credit terms are available.

   4.5 Payola/Plugola. In order to enable Licensee to fulfill Licensee's obligations under Section 317 of the Act, Programmer, in compliance with
Section 507 of the Act, will, in advance of any scheduled broadcast by the Station, disclose to Licensee any information of which Programmer has knowledge or which has been disclosed to Programmer as to any money, service, or other valuable consideration that any person has paid or accepted, or has agreed to pay or to accept, for the inclusion of any matter as a part of the programming or commercial matter to be supplied to Licensee pursuant to this Agreement. Programmer will cooperate with Licensee, at Programmer's expense, as necessary to ensure compliance with this provision. Commercial matter with obvious sponsorship identifications shall not require disclosure in addition to that contained in the commercial copy.

   4.6 Programmer Compliance with Copyright Act. Programmer represents and warrants that Programmer will have full authority to broadcast the programming on the Stations; that Programmer shall not broadcast any material in violation of the Copyright Act; and the performing rights to all music contained in broadcast material supplied hereunder by Programmer are licensed by BMI, ASCAP, or SESAC, are in the public domain, are controlled by Programmer, or are cleared at the source by Programmer.

   SECTION 5  TERMINATION.

   5.1 Termination by Programmer. This Agreement may be terminated by Programmer by written notice to Licensee, if Programmer is not then in material default or breach hereof or of the Purchase Agreement, if Licensee is in material breach of Licensee's representations or Licensee's material obligations hereunder and has failed to cure such breach within thirty (30) days of written notice of the breach from Programmer.

   5.2 Termination by Licensee. This Agreement may be terminated by Licensee by written notice to Programmer, if Licensee is not then in material default or breach hereof or of the Purchase Agreement, if Programmer is in material breach of Programmer's representations or Programmer's material obligations hereunder and Programmer has failed to cure such breach within thirty (30) days of written notice of the breach from Licensee.

   5.3 Termination. If not otherwise earlier terminated, this Agreement will terminate upon the first to occur of any of the following:

      (a) this Agreement is declared invalid or illegal in whole or material part by an order or decree of an administrative agency or court of competent jurisdiction the effect of which would be to materially curtail Programmer's activities hereunder and such order or decree has become final and no longer subject to further administrative or judicial review;

      (b) there has been a material change in FCC Requirements that would cause this Agreement to be in material violation thereof and such change is in effect and not the subject of an appeal or further administrative review;

      (c) the mutual written consent of both parties; or

      (d) the termination of the Purchase Agreement in accordance with the terms thereof.

   5.4 Severability. The parties hereto intend that the transactions contemplated hereunder comply in all respects with FCC Requirements. If any provision of this Agreement shall be declared void, illegal, or invalid by any governmental authority with jurisdiction thereof, the remainder of this Agreement shall remain in full force and effect without such offending provision so long as such remainder substantially reflects the intent and economic or other benefits of the original agreement of the parties hereunder. Furthermore, in such event, the parties shall use their commercially reasonable efforts to reach agreement promptly on lawful substitute provisions in place of said offending provision so as to effectuate more closely their intent as expressed hereunder. If any governmental authority grants to any other entity or individual rights which are not contained in this Agreement, then the parties shall use their commercially reasonable efforts to amend this Agreement to provide the parties hereto such lawful provisions which comport with any rules, regulations and policies adopted after the date of this Agreement.

   5.5 Force Majeure. Any failure or impairment of the assets of the Stations or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to acts of God, restrictions by any governmental authority, civil riot, fire, strike, labor unrest, floods or any other similar cause not reasonably within the control of Licensee or Programmer, shall not constitute a breach of this Agreement and Licensee will not be liable to Programmer nor will Programmer be liable to Licensee for any liability or obligation with respect thereto.

   5.6 Insurance; Risk of Loss. From the Effective Date through the end of the Term, Programmer shall maintain with reputable insurance companies reasonably acceptable to Licensee, insurance in such amounts and with respect to such risks reasonably acceptable to Licensee, including broadcast liability insurance naming Licensee as an additional insured, and general comprehensive insurance, also naming Licensee as an additional insured, each with a commercially reasonable amount of coverage as is conventionally carried by broadcasters operating radio stations in the area comparable to those of the Stations. The risk of any loss, damage, impairment, confiscation, or condemnation of any equipment or other personal property owned or leased and used by Programmer in the performance of its obligations hereunder shall be borne by Programmer at all times throughout the Term.

   SECTION 6  INDEMNIFICATION.

   6.1 Indemnification by Programmer. Programmer shall indemnify and hold harmless Licensee from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto), of every kind, nature and description (collectively "Damages") arising or resulting from or relating to (a) Programmer's breach of any representation, covenant, agreement or other obligation of Programmer contained in this Agreement, (b) any action taken by Programmer or Programmer's employees and agents with respect to the Stations, or any failure by Programmer or Programmer's employees and agents to take any action with respect to the Stations, including, without limitation, Damages relating to violations of FCC Requirements, slander, libel, defamation or other claims relating to programming provided by Programmer or Programmer's broadcast and sale of advertising time on the Stations, except to the extent directed by or caused by Licensee or its officers, employees, agents or Affiliates, or (c) the business or operations of the Stations conducted by Programmer from and after the Effective Date.

   6.2 Indemnification by Licensee. Licensee shall indemnify and hold harmless Programmer from and against any and all Damages arising or resulting from or relating to (a) Licensee's breach of any representation, covenant, agreement or other obligation of Licensee contained in this Agreement, or (b) any action taken by Licensee or Licensee's employees and agents with respect to the Stations, including, without limitation, Damages relating to violations of FCC Requirements, slander, libel, defamation or other claims relating to programming provided by Licensee.

   SECTION 7  REPRESENTATIONS, WARRANTIES, AND COVENANTS.

   7.1 Representations, Warranties, and Covenants of Licensee. Licensee represents, warrants and covenants that:

      (a) The execution, delivery and performance by Licensee of this Agreement, the fulfillment of and the compliance with the terms and provisions hereof, and the consummation by Licensee of the transactions contemplated hereby have been duly authorized by all requisite action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not: (i) conflict with, or violate any provision of, any Law having applicability to Licensee or any affiliate of Licensee; (ii) conflict with, or result in any breach of, or constitute a default under, any agreement to which Licensee is a party or by which Licensee is bound; or (iii) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, restriction, charge, agreement, claim or equity of any kind ("Encumbrance") of any nature upon, or with respect to, Licensee or any of the assets now owned or hereafter acquired by Licensee. No other action is necessary for Licensee to enter into this Agreement and to consummate the transactions contemplated hereby.

      (b) This Agreement constitutes a valid and binding obligation of Licensee, enforceable in accordance with its terms.

      (c) Licensee currently is the holder of the authorizations related to each of the Stations listed on Schedule 7.1 attached hereto.

   7.2 Representations, Warranties and Covenants of Programmer. Programmer represents, warrants, and covenants that:

      (a) The execution, delivery and performance by Programmer of this Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof, and the consummation by Programmer of the transactions contemplated hereby have been duly authorized by all necessary action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not: (i) conflict with, or violate any provision of, any Law having applicability to Programmer or any affiliate of Programmer or any provision of the organizational documents of Programmer; (ii) conflict with, or result in any breach of, or constitute a default under, any agreement to which Programmer is a party or by which Programmer is bound; or (iii) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any Encumbrance of any nature upon, or with respect to, Programmer or any of the assets now owned or hereafter acquired by Programmer. No other action is necessary for Programmer to enter into this Agreement and to consummate the transactions contemplated hereby.

      (b) This Agreement constitutes a valid and binding obligation of Programmer, enforceable in accordance with its terms.

   SECTION 8  MISCELLANEOUS.

   8.1 Further Assurances. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

   8.2 Expenses. Each party hereto will pay its own expenses incurred by such party in connection with the negotiation, preparation, execution and consummation of this Agreement and the transactions contemplated hereby, including, without limitation, all legal and accounting fees and disbursements.

   8.3 Assignment. No party shall assign its rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect. In no event shall the assignment by any party of its respective rights or obligations under this Agreement release such party from its respective liabilities and obligations hereunder.

   8.4 Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein and, except for the Purchase Agreement, and documents delivered pursuant thereto, supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

   8.5 Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

   8.6 Consent to Jurisdiction.

      (a) This Agreement and the duties and obligations of the parties hereunder and under each of the documents referred to herein shall be enforceable against any party in the courts of the United States of America and of the State of New York. For such purpose, each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of such courts, and agrees that all claims in respect of this Agreement and such other documents may be heard and determined in any of such courts.

      (b) Each party hereto hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Agreement or to any of the other documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

   8.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof).

   8.8 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

      (a) If the notice is to Programmer:

          Spanish Broadcasting System, Inc.
          2601 South Bayshore Drive, PH II
          Coconut Grove, Florida 33133
          Attention: Raul Alarcon
          Telephone: (305) 441-6901
          Facsimile: (305) 444-2179
      with a copy (which shall not constitute notice) to:

          Kaye Scholer LLP
          425 Park Avenue
          New York, New York 10022
          Attention: William E. Wallace, Jr.
          Telephone: (212) 836-8556
          Facsimile (212) 836-7152

      (b) If to Licensee:

          Big City Radio, Inc.
          c/o Metromedia Company
          One Meadowlands Plaza
          East Rutherford, New Jersey 07073-2137
          Attention: David A. Persing
          Telephone: (201) 531-8022
          Facsimile: (201) 531-2803

      with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          8300 Greensboro Drive
          Suite 1100
          McLean, Virginia 22102
          Attention: Thomas E. Repke
                  Richard T. Horan, Jr.
          Telephone: (703) 610-6138
                   (703) 610-6111
          Facsimile: (703) 610-6200

      or to such other address as Licensee may from time to time designate.

   Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed or faxed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or confirmation of facsimile transmission being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

   8.9 Headings. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

   8.10 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

   8.11 Limitation on Benefits. The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

   8.12 Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

   8.13 Taxes. Licensee and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's personal property for the periods that such items are owned by such party.

   8.14 No Joint Venture or Partnership. Programmer shall act as an independent contractor in rendering its services hereunder. Neither party shall have any power or authority to act for or on behalf of the other or to bind the other in any manner whatsoever, except as and to the extent expressly provided for in this Agreement. The parties hereto agree that nothing herein shall constitute a joint venture or partnership between them.

                          [SIGNATURE PAGE TO FOLLOW]

   IN WITNESS WHEREOF, the parties hereto have executed this Time Brokerage Agreement as of the date first above written.

                                           PROGRAMMER:

                                           SPANISH BROADCASTING SYSTEM OF
                                           ILLINOIS, INC.

                                           By:          /S/  RAUL ALARCON
                                                  -----------------------------

                                           Name:          RAUL ALARCON
                                                  -----------------------------

                                           Title:           PRESIDENT
                                                  -----------------------------

                                           LICENSEE:

                                           BIG CITY RADIO-CHI, L.L.C.
                                           By:    BIG CITY RADIO, INC.,
                                                  Its Managing Member

                                           By:        /S/  DAVID A. PERSING
                                                  -----------------------------

                                           Name:        DAVID A. PERSING
                                                  -----------------------------

                                           Title:   EXECUTIVE VICE PRESIDENT
                                                  -----------------------------

                                 SCHEDULE 2.3

                                      Fee

During the Term, Programmer shall pay to Licensee a fee by wire transfer of immediately available funds, as follows: (i) on the Effective Date, Programmer shall pay $149,333.33 (the "Base Fee") to Licensee, and (ii) on each succeeding monthly anniversary of the Effective Date, Programmer shall pay the Base Fee to Licensee. In the event that the final month of the Term shall be less than a full calendar month, the Base Fee for such month shall be pro-rated by the ratio of the number of days of the month falling within the Term divided by the total number of calendar days in that month of the Term.

                                 SCHEDULE 4.1

                Broadcast Station Programming Policy Statement

   I. No Plugola or Payola. Except for commercial messages aired in compliance with 47 C.F.R. (S)73.1212, Programmer shall not receive any consideration in money, goods, services, or otherwise, directly or indirectly (including to relatives) from any persons or company for the presentation of any programming over the Stations without reporting the same to Licensee's station managers. The commercial mention of any business activity or "plug" for any commercial, professional, or other related endeavor, except where contained in an actual commercial message of a sponsor, is prohibited.

   II. No Lotteries. Announcements giving any information about lotteries or games prohibited by applicable federal or state law or regulation are prohibited.

   III. Election Procedures. At least fifteen (15) days before the start of any primary or election campaign, Programmer will clear with Licensee's station managers the rates Programmer will charge for the time to be sold for use by qualified candidates for the public office and/or their supporters to make certain that the rates charged are in conformance with applicable law and the Stations' policies.

   IV. Required Announcements. Programmer shall broadcast (i) an announcement in a form satisfactory to Licensee at the beginning of each hour to identify the Stations and (ii) any other announcements that may be required by law or regulation.

   V. No Illegal Announcements. No announcements or promotion prohibited by applicable federal, state law or regulation shall be made over the Stations. Any game, contest, or promotion relating to or to be presented over the Stations must be fully stated and explained in advance to Licensee, which reserves the right in its sole discretion to reject any game, contest, or promotion.

   VI. Licensee Discretion Paramount. In accordance with the Licensee's responsibility under the Communications Act of 1934, as amended, and the Rules and Regulations of the Federal Communications Commission, Licensee reserves the right to reject or terminate any advertising proposed to be presented or being presented over the Stations which is in conflict with established policies of the Stations or which in Licensee's or its station managers' reasonable judgment would be contrary to the public interest.

   Licensee may waive any of the foregoing regulations in specific instances, if, in its opinion, the Stations will remain in compliance with all applicable laws, rules, regulations and policies and broadcasting in the public interest is served. In any case where questions of policy or interpretation arise, Programmer should submit the same to Licensee for decision before making any commitments in connection therewith.

                                 SCHEDULE 7.1

Main Station FCC Licenses:

                                                                   License
  Call Sign Facility ID       Location          FCC File No.   Expiration Date
  --------- ----------- --------------------- ---------------- ---------------
  WDEK(FM).    15974    DeKalb, Illinois      BMLH-20011206AAS   12/01/2004
  WKIE(FM).    15520    Arlington Heights, IL BLH-20000211ABB    12/01/2004
  WKIF(FM).    62360    Kankakee, IL          BLH-19861007KB     12/01/2004

Auxiliary FCC Licenses:

            WDEK(FM): WAK894 Aural Studio Link Expires: 12/01/2004
            WKIE(FM): KP3972 Remote Pickup     Expires: 12/01/2004
            WKIF(FM): WLF749 Aural Studio Link Expires: 12/01/2004

            WPNP337          IG Microwave      Expires: 4/20/2004(1)

Pending FCC Applications: None


FCC Antenna Structure Registrations:

WDEK(FM): Registration No. 1009341 (DeKalb, IL) by Big City Radio, Inc.

--------
(1) WPNP337, a business radio, is licensed to operate within a 25.0 km radius around the center point 42-07-50.1 N, 087-58-59.3 W (Cook County, IL).

                                                                        Annex F

                           TIME BROKERAGE AGREEMENT

   THIS TIME BROKERAGE AGREEMENT (this "Agreement") is entered into as of the 10/th/ day of January, 2003, by and between HBC ILLINOIS, INC., a Delaware corporation ("Programmer"), and BIG CITY RADIO-CHI, L.L.C., a Delaware limited liability company ("Licensee").

                                   RECITALS:

   WHEREAS, Licensee is the licensee pursuant to authorizations by the Federal Communications Commission ("FCC") of radio broadcast station WXXY-FM, licensed to Highland Park, Illinois (the "Station");

   WHEREAS, during the term of this Agreement, Licensee wishes to retain Programmer to provide programming and related services for the Station, all in conformity with Licensee's policies and procedures, FCC rules, regulations and policies for time brokerage arrangements, and the provisions hereof;

   WHEREAS, Programmer agrees to use the Station to broadcast such programming of Programmer's selection that is in conformity with the Communications Act of 1934, as amended and all rules, regulations and policies of the FCC (collectively, the "FCC Requirements"), subject to Licensee's full authority to manage and control the operation of the Station;

   WHEREAS, Programmer and Licensee have entered into an Asset Purchase Agreement dated as of January 2, 2003 (the "Purchase Agreement"), pursuant to which Licensee has agreed to sell to Programmer, and Programmer has agreed to purchase from Licensee, certain of the radio station properties and assets relating to the Station as described therein under the terms and conditions set forth in the Purchase Agreement; and

   WHEREAS, Programmer and Licensee agree to cooperate to make this Agreement work to the benefit of the public and both parties and as contemplated by the terms set forth herein.

                                  AGREEMENT:

   NOW, THEREFORE, in consideration of the above recitals, and mutual promises and covenants contained herein, the parties intending to be legally bound, agree as follows:

   SECTION 1  USE OF STATION AIR TIME.

   1.1 Scope. During the Term (as defined in Section 1.2 below), Licensee shall make available to Programmer broadcast time on the Station as set forth in this Agreement. Programmer shall deliver such programming, at Programmer's expense, to the Station's transmitters or other authorized remote control points designated by Licensee. Programmer shall provide such programming of Programmer's selection complete with commercial matter, news, public service announcements and other suitable programming to the Station. Except as otherwise provided in this Agreement, Licensee agrees to broadcast such programming in its entirety, including commercials at the times specified, on the facilities of the Station without interruption, deletion, or addition of any kind. Licensee may use such time as Licensee may require up to two (2) hours per week, for the broadcast of Licensee's own regularly-scheduled news, public affairs, and other non-entertainment programming on the Station, to be scheduled at mutually agreeable times. Licensee may elect to set aside additional air time (up to two (2) hours per week) (the "Additional Time") to be scheduled at a mutually agreeable time, for the broadcast of specific non-entertainment programming on issues of importance to the local community. Licensee shall provide Programmer with as much notice as possible, but in no event less than three (3) weeks' notice, of its intention to set aside such Additional Time. All program time not reserved by or designated for Licensee shall be available for use by Programmer. Licensee agrees that Programmer may sell, or engage a third party to sell, commercial time during the programming provided by Programmer to the Station for Programmer's account.

   1.2 Term. The term of this Agreement (the "Term") shall commence at 12:01 a.m. on January 13, 2003 (the "Effective Date"), and end on the Closing Date (as defined in the Purchase Agreement), unless terminated earlier pursuant to any of the provisions of Section 5 hereof.

   SECTION 2  STATION OPERATIONS.

   2.1 Licensee Control Over Station Operations.

       (a) Licensee shall retain ultimate authority, power and control over the operations of the Station during the Term, including specifically, control over the personnel, programming and finances of the Station.

       (b) Subject to Licensee's ultimate authority, power and control over the operations of the Station, Programmer agrees to provide programming and related services to the Station. Such related services shall include: (i) the sale of advertising time on the Station; (ii) coordination of traffic and billing functions; (iii) maintenance, repair and replacement of the Station's transmitting or studio equipment and the other assets used or held for use in the business and operation of the Station, other than the FCC Licenses (as such term is defined in the Purchase Agreement) and (iv) other administrative or operational functions as Licensee and Programmer may agree to, consistent with FCC Requirements relating to time brokerage agreements. Programmer shall provide and perform Programmer's obligations hereunder, including all related services, diligently and in a manner consistent in all material respects with broadcast industry practices.

       (c) When on the Licensee's premises, all employees of Programmer used to provide Programmer's programming or other services to the Station shall be subject to the overall supervision of management personnel under Licensee's control. Subject to Licensee's ultimate authority, power and control over the operations of the Station, Programmer's employees shall be solely accountable to Programmer.

   2.2 Station Expenses. During the Term, Licensee shall be responsible for paying directly those expenses necessary to maintain compliance with the FCC Requirements and the terms of this Agreement. Programmer shall employ and be responsible for the salaries, taxes, programming costs, insurance and related costs for all personnel used in the production of the Programmer's programming (including, without limitation, salespeople, traffic personnel, administrative and programming staff).

   2.3 Fee. The fee payable by Programmer to Licensee in consideration for the airtime made available hereunder and the other agreements of the parties made hereunder, shall be in the amount and manner as set forth in Schedule 2.3 hereto.

   2.4 Call Letters. Licensee hereby grants to Programmer a non-exclusive license to use the call letters "WXXY-FM" in connection with the provision of programming and related services for the Station in accordance with the terms and conditions of this Agreement. The license granted by the foregoing sentence shall terminate and be of no further force or effect upon the earlier of the expiration of the Term or the termination of this Agreement.

   SECTION 3  STATION PUBLIC INTEREST OBLIGATIONS.

   3.1 Licensee Authority. Subject to Programmer's obligations hereunder, Licensee shall be responsible for the Station's compliance with all FCC Requirements and all other applicable laws. Programmer shall cooperate with Licensee, at Programmer's expense, in taking such actions as Licensee may reasonably request to assist Licensee in maintaining the Station's compliance with the FCC Requirements and all other applicable laws.

Notwithstanding any other provision of this Agreement, Programmer recognizes that Licensee has certain obligations to operate the Station in the public interest, and to broadcast programming to meet the needs and interests of the Station's communities of license and service areas. From time to time Licensee shall air, or if Licensee requests, Programmer shall air, programming on issues of importance to the local community. Nothing in this Agreement shall abrogate or limit the unrestricted authority of Licensee to discharge Licensee's obligations to the public and to comply with the FCC Requirements, and Licensee shall have no liability or obligation to Programmer, for taking any action that Licensee reasonably and in good faith believes to be necessary or appropriate to discharge such obligations or comply with such laws, rules, regulations or policies.

   3.2 Additional Licensee Obligations. Although both Licensee and Programmer shall cooperate in the broadcast of emergency information over the Station, Licensee shall retain the right, without any liability or obligation to Programmer, to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Licensee, is of greater local or national public importance. In all such cases, Licensee shall use Licensee's commercially reasonable efforts to provide Programmer prior written notice of Licensee's intention to interrupt Programmer's programming. Licensee shall coordinate with Programmer the Station's hourly station identification and any other announcements required to be aired by FCC Requirements. Licensee shall (a) maintain the Station's local public inspection file within the Station's community of license or at the Station's main studio, and (b) prepare and place in such inspection file in a timely manner all material required by
Section 73.3526 of the FCC's Requirements, including the Station's quarterly issues and program lists. Programmer shall, upon request by Licensee, promptly provide Licensee with such information concerning Programmer's programs and advertising as is necessary to assist Licensee in the preparation of such information or to enable Licensee to verify independently the Station's compliance with any other laws, rules, regulations or policies applicable to the Station's operation.

SECTION 4  STATION PROGRAMMING & OPERATIONAL POLICIES.

   4.1 Broadcast Station Programming Policy Statement. Licensee has adopted a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Schedule 4.1 hereto and which may be amended from time to time in order to comply with FCC Requirements by Licensee upon written notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, with all FCC Requirements, and with all changes subsequently made by Licensee (in good faith) or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity in all material respects with FCC Requirements and with the Policy Statement. All advertising spots and promotional material or announcements shall comply in all material respects with all applicable federal, state and local laws, regulations and policies and the Policy Statement, and shall be produced in accordance with quality standards established by Programmer. If Licensee determines that a program, commercial announcement or promotional material supplied by Programmer is for any reason, in Licensee's reasonable discretion, contrary to the public interest, or does not comply with the Policy Statement, Licensee may, upon written notice to Programmer (to the extent time permits such notice), and without any liability or obligation to Programmer, suspend or cancel such program, commercial announcement or promotional material and substitute its own programming or, if Licensee requests, Programmer shall provide promptly suitable programming, commercial announcement or other announcement or promotional material.

   4.2 Licensee Control of Station Programming. Notwithstanding any contrary provision contained in this Agreement, and consistent with Licensee's obligations pursuant to the FCC Requirements, Licensee shall have the right, without any liability or obligation to Programmer, to delete or preempt any material contained in any programming or commercial matter furnished by Programmer for broadcast over the Station that Licensee reasonably and in good faith believes to be unsuitable for broadcast or the broadcast of which Licensee reasonably and in good faith believes would be contrary to the public interest. Licensee shall have the right, without any liability or obligation to Programmer to broadcast Licensee's own programming in place of such deleted or preempted material. Licensee expressly agrees that Licensee's right to reject or preempt any of the programming will be exercised only for cause and will not be exercised in an arbitrary manner, for the commercial advantage of Licensee, or to cause harm to the business or operations of Programmer.

   4.3 Political Advertising. Licensee shall oversee and shall take ultimate responsibility for the Station's compliance with the political broadcasting rules of the FCC and Sections 312 and 315 of the Communications Act of 1934, as amended (the "Act"), including the provision of equal opportunities, compliance with lowest unit charge requirements, and the provision of reasonable access to federal political candidates. Programmer shall cooperate with Licensee, at Programmer's expense, to assist Licensee in complying with the political broadcasting rules of the FCC. Programmer shall supply such information promptly to Licensee as may be necessary to comply with the lowest unit charge and other applicable political broadcast requirements of federal law. To the extent that Licensee reasonably and in good faith believes necessary or appropriate, Programmer shall release advertising availabilities to Licensee to permit Licensee to comply with the political broadcasting rules of the FCC and Sections 312 and 315 of the Act. Programmer shall be entitled to all revenues received by Licensee for such advertising.

   4.4 Advertising of Credit Terms. To the extent prohibited by the rules of the Federal Trade Commission, no advertising of credit terms shall be made over broadcast material supplied hereunder by Programmer beyond mention of the fact that credit terms are available.

   4.5 Payola/Plugola. In order to enable Licensee to fulfill Licensee's obligations under Section 317 of the Act, Programmer, in compliance with
Section 507 of the Act, will, in advance of any scheduled broadcast by the Station, disclose to Licensee any information of which Programmer has knowledge or which has been disclosed to Programmer as to any money, service, or other valuable consideration that any person has paid or accepted, or has agreed to pay or to accept, for the inclusion of any matter as a part of the programming or commercial matter to be supplied to Licensee pursuant to this Agreement. Programmer will cooperate with Licensee, at Programmer's expense, as necessary to ensure compliance with this provision. Commercial matter with obvious sponsorship identifications shall not require disclosure in addition to that contained in the commercial copy.

   4.6 Programmer Compliance with Copyright Act. Programmer represents and warrants that Programmer will have full authority to broadcast the programming on the Station; that Programmer shall not broadcast any material in violation of the Copyright Act; and the performing rights to all music contained in broadcast material supplied hereunder by Programmer are licensed by BMI, ASCAP, or SESAC, are in the public domain, are controlled by Programmer, or are cleared at the source by Programmer.

   SECTION 5  TERMINATION.

   5.1 Termination by Programmer. This Agreement may be terminated by Programmer by written notice to Licensee, if Programmer is not then in material default or breach hereof or of the Purchase Agreement, if Licensee is in material breach of Licensee's representations or Licensee's material obligations hereunder and has failed to cure such breach within thirty (30) days of written notice of the breach from Programmer.

   5.2 Termination by Licensee. This Agreement may be terminated by Licensee by written notice to Programmer, if Licensee is not then in material default or breach hereof or of the Purchase Agreement, if Programmer is in material breach of Programmer's representations or Programmer's material obligations hereunder and Programmer has failed to cure such breach within thirty (30) days of written notice of the breach from Licensee.

   5.3 Termination. If not otherwise earlier terminated, this Agreement will terminate upon the first to occur of any of the following:

       (a) this Agreement is declared invalid or illegal in whole or material part by an order or decree of an administrative agency or court of competent jurisdiction the effect of which would be to materially curtail Programmer's activities hereunder and such order or decree has become final and no longer subject to further administrative or judicial review;

       (b) there has been a material change in FCC Requirements that would cause this Agreement to be in material violation thereof and such change is in effect and not the subject of an appeal or further administrative review;

       (c) the mutual written consent of both parties; or

       (d) the termination of the Purchase Agreement in accordance with the terms thereof.

   5.4 Severability. The parties hereto intend that the transactions contemplated hereunder comply in all respects with FCC Requirements. If any provision of this Agreement shall be declared void, illegal, or invalid by any governmental authority with jurisdiction thereof, the remainder of this Agreement shall remain in full force and effect without such offending provision so long as such remainder substantially reflects the intent and economic or other benefits of the original agreement of the parties hereunder. Furthermore, in such event, the parties shall use their commercially reasonable efforts to reach agreement promptly on lawful substitute provisions in place of said offending provision so as to effectuate more closely their intent as expressed hereunder. If any governmental authority grants to any other entity or individual rights which are not contained in this Agreement, then the parties shall use their commercially reasonable efforts to amend this Agreement to provide the parties hereto such lawful provisions which comport with any rules, regulations and policies adopted after the date of this Agreement.

   5.5 Force Majeure. Any failure or impairment of the assets of the Station or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to acts of God, restrictions by any governmental authority, civil riot, fire, strike, labor unrest, floods or any other similar cause not reasonably within the control of Licensee or Programmer, shall not constitute a breach of this Agreement and Licensee will not be liable to Programmer nor will Programmer be liable to Licensee for any liability or obligation with respect thereto.

   5.6 Insurance; Risk of Loss. From the Effective Date through the end of the Term, Programmer shall maintain with reputable insurance companies reasonably acceptable to Licensee, insurance in such amounts and with respect to such risks reasonably acceptable to Licensee, including broadcast liability insurance naming Licensee as an additional insured, and general comprehensive insurance, also naming Licensee as an additional insured, each with a commercially reasonable amount of coverage as is conventionally carried by broadcasters operating radio stations in the area comparable to those of the Station. The risk of any loss, damage, impairment, confiscation, or condemnation of any equipment or other personal property owned or leased and used by Programmer in the performance of its obligations hereunder shall be borne by Programmer at all times throughout the Term.

   SECTION 6  INDEMNIFICATION.

   6.1 Indemnification by Programmer. Programmer shall indemnify and hold harmless Licensee from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto), of every kind, nature and description (collectively "Damages") arising or resulting from or relating to (a) Programmer's breach of any representation, covenant, agreement or other obligation of Programmer contained in this Agreement, (b) any action taken by Programmer or Programmer's employees and agents with respect to the Station, or any failure by Programmer or Programmer's employees and agents to take any action with respect to the Station, including Damages relating to violations of FCC Requirements, slander, libel, defamation or other claims relating to programming provided by Programmer or Programmer's broadcast and sale of advertising time on the Station, except to the extent directed by or caused by Licensee or its officers, employees, agents or Affiliates, or (c) the business or operations of the Station conducted by Programmer from and after the Effective Date.

   6.2 Indemnification by Licensee. Licensee shall indemnify and hold harmless Programmer from and against any and all Damages arising or resulting from or relating to (a) Licensee's breach of any representation, covenant, agreement or other obligation of Licensee contained in this Agreement, or (b) any action taken by Licensee or Licensee's employees and agents with respect to the Station, including Damages relating to violations of FCC Requirements, slander, libel, defamation or other claims relating to programming provided by Licensee.

   SECTION 7  REPRESENTATIONS, WARRANTIES, AND COVENANTS.

   7.1 Representations, Warranties, and Covenants of Licensee. Licensee represents, warrants and covenants that:

      (a) The execution, delivery and performance by Licensee of this Agreement, the fulfillment of and the compliance with the terms and provisions hereof, and the consummation by Licensee of the transactions contemplated hereby have been duly authorized by all requisite corporate action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not: (i) conflict with, or violate any provision of, any Law having applicability to Licensee or any affiliate of Licensee; (ii) conflict with, or result in any breach of, or constitute a default under, any agreement to which Licensee is a party or by which Licensee is bound; or (iii) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, restriction, charge, agreement, claim or equity of any kind ("Encumbrance") of any nature upon, or with respect to, Licensee or any of the assets now owned or hereafter acquired by Licensee. No other action is necessary for Licensee to enter into this Agreement and to consummate the transactions contemplated hereby.

       (b) This Agreement constitutes a valid and binding obligation of Licensee, enforceable in accordance with its terms.

       (c) Licensee currently is the holder of the authorizations related to the Station listed on Schedule 7.1 attached hereto.

   7.2 Representations, Warranties and Covenants of Programmer. Programmer represents, warrants, and covenants that:

       (a) The execution, delivery and performance by Programmer of this Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof, and the consummation by Programmer of the transactions contemplated hereby have been duly authorized by all necessary corporate action (which authorization has not been modified or rescinded and is in full force and effect), and do not and will not: (i) conflict with, or violate any provision of, any Law having applicability to Programmer or any affiliate of Programmer or any provision of the organizational documents of Programmer; (ii) conflict with, or result in any breach of, or constitute a default under, any agreement to which Programmer is a party or by which Programmer is bound; or
(iii) result in or require the creation or imposition of or result in the acceleration of any indebtedness, or of any Encumbrance of any nature upon, or with respect to, Programmer or any of the assets now owned or hereafter acquired by Programmer. No other corporate action is necessary for Programmer to enter into this Agreement and to consummate the transactions contemplated hereby.

       (b) This Agreement constitutes a valid and binding obligation of Programmer, enforceable in accordance with its terms.

   SECTION 8  MISCELLANEOUS.

   8.1 Further Assurances. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

   8.2 Expenses. Each party hereto will pay its own expenses incurred by such party in connection with the negotiation, preparation, execution and consummation of this Agreement and the transactions contemplated hereby, including all legal and accounting fees and disbursements.

   8.3 Assignment. No party shall assign its rights and obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect. In no event shall the assignment by any party of its respective rights or obligations under this Agreement release such party from its respective liabilities and obligations hereunder.

   8.4 Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein and, except for the Purchase Agreement, and documents delivered pursuant thereto, supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

   8.5 Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

   8.6 Consent to Jurisdiction.

       (a) This Agreement and the duties and obligations of the parties hereunder and under each of the documents referred to herein shall be enforceable against any party in the courts of the United States of America and of the State of New York. For such purpose, each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of such courts, and agrees that all claims in respect of this Agreement and such other documents may be heard and determined in any of such courts.

       (b) Each party hereto hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Agreement or to any of the other documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

   8.7 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof).

   8.8 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

      (a) If the notice is to Programmer:

          Hispanic Broadcasting Corporation
          3102 Oak Lawn Avenue, Suite 215
          Dallas, Texas 75219
          Attention: Jeffrey T. Hinson, Senior Vice President
          Telephone: (214) 525-7711
          Facsimile: (214) 525-7750

      with a copy (which shall not constitute notice) to:

          Hallett & Perrin, P.C.
          2001 Bryan Street, Suite 3900
          Dallas, Texas 75201
          Attention: Bruce H. Hallett
          Telephone: (214) 922-4120
          Facsimile: (214) 922-4170

      (b) If to Licensee:

          Big City Radio, Inc.
          c/o Metromedia Company
          One Meadowlands Plaza
          East Rutherford, New Jersey 07073-2137
          Attention: David A. Persing
          Telephone: (201) 531-8022
          Facsimile: (201) 531-2803

      with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          8300 Greensboro Drive
          Suite 1100
          McLean, Virginia 22102
          Attention: Thomas E. Repke
          Telephone: (703) 610-6138
          Facsimile: (703) 610-6200

      or to such other address as Licensee may from time to time designate.

   Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed or faxed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or confirmation of facsimile transmission being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

   8.9 Interpretation. Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

   8.10 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

   8.11 Limitation on Benefits. The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

   8.12 Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

   8.13 Taxes. Licensee and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's personal property for the periods that such items are owned by such party.

   8.14 No Joint Venture or Partnership. Programmer shall act as an independent contractor in rendering its services hereunder. Neither party shall have any power or authority to act for or on behalf of the other or to bind the other in any manner whatsoever, except as and to the extent expressly provided for in this Agreement. The parties hereto agree that nothing herein shall constitute a joint venture or partnership between them.

                          [SIGNATURE PAGE TO FOLLOW]

   IN WITNESS WHEREOF, the parties hereto have executed this Time Brokerage Agreement as of the date first above written.

                                           PROGRAMMER:

                                           HBC ILLINOIS, INC.

                                           By:       /S/  JEFFREY T. HINSON
                                                  -----------------------------

                                           Name:        JEFFREY T. HINSON
                                                  -----------------------------

                                           Title:    CHIEF FINANCIAL OFFICER
                                                  -----------------------------

                                           LICENSEE:

                                           BIG CITY RADIO-CHI, L.L.C.
                                           By: BIG CITY RADIO, INC.,
                                               Its Managing Member

                                           By:       /S/  DAVID A. PERSING
                                                  -----------------------------

                                           Name:        DAVID A. PERSING
                                                  -----------------------------

                                           Title:   EXECUTIVE VICE PRESIDENT,
                                                  GENERAL COUNSEL AND SECRETARY
                                                  -----------------------------

                                 SCHEDULE 2.3

                                      Fee

During the Term, Programmer shall pay to Licensee a fee by check, as follows:
(i) on the Effective Date, Programmer shall pay Seventy-Five Thousand Dollars ($75,000) (the "Base Fee") to Licensee, and (ii) on each succeeding monthly anniversary of the Effective Date, Programmer shall pay the Base Fee to Licensee. In the event that the final month of the Term shall be less than a full calendar month, the Base Fee for such month shall be pro-rated by the ratio of the number of days of the month falling within the Term divided by the total number of calendar days in that month of the Term.

                                 SCHEDULE 4.1

                Broadcast Station Programming Policy Statement

   I. No Plugola or Payola. Except for commercial messages aired in compliance with 47 C.F.R. (S)73.1212, Programmer shall not receive any consideration in money, goods, services, or otherwise, directly or indirectly (including to relatives) from any persons or company for the presentation of any programming over the Station without reporting the same to Licensee's station managers. The commercial mention of any business activity or "plug" for any commercial, professional, or other related endeavor, except where contained in an actual commercial message of a sponsor, is prohibited.

   II. No Lotteries. Announcements giving any information about lotteries or games prohibited by applicable federal or state law or regulation are prohibited.

   III. Election Procedures. At least fifteen (15) days before the start of any primary or election campaign, Programmer will clear with Licensee's station managers the rates Programmer will charge for the time to be sold for use by qualified candidates for the public office and/or their supporters to make certain that the rates charged are in conformance with applicable law and the Station's policies.

   IV. Required Announcements. Programmer shall broadcast (i) an announcement in a form satisfactory to Licensee at the beginning of each hour to identify the Station and (ii) any other announcements that may be required by law or regulation.

   V. No Illegal Announcements. No announcements or promotion prohibited by applicable federal, state law or regulation shall be made over the Station. Any game, contest, or promotion relating to or to be presented over the Station must be fully stated and explained in advance to Licensee, which reserves the right in its sole discretion to reject any game, contest, or promotion.

   VI. Licensee Discretion Paramount. In accordance with the Licensee's responsibility under the Communications Act of 1934, as amended, and the FCC Requirements, Licensee reserves the right to reject or terminate any advertising proposed to be presented or being presented over the Station which is in conflict with established policies of the Station or which in Licensee's or its station managers' reasonable judgment would be contrary to the public interest.

   Licensee may waive any of the foregoing regulations in specific instances, if, in its opinion, the Station will remain in compliance with all applicable laws, rules, regulations and policies and broadcasting in the public interest is served. In any case where questions of policy or interpretation arise, Programmer should submit the same to Licensee for decision before making any commitments in connection therewith.

                                 SCHEDULE 7.1

Main Station FCC Licenses:

                                                                License
     Call Sign Facility ID     Location       FCC File No.  Expiration Date
     --------- ----------- ----------------- -------------- ---------------
      WXXY-FM.    74177    Highland Park, IL BLH-19990730KB    12/01/04

Auxiliary FCC Licenses: None

Pending FCC Applications:

   None, except for the FCC Assignment Application and, after the date hereof, the FCC Modification Application (if filed) and the FCC Morris Modification Application (as such terms are defined in the Purchase Agreement).

FCC Antenna Structure Registrations:

   WXXY-FM: Registration No. 1054552 (Highland Park, IL) by Big City Radio, Inc.